SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT (NO. 33-32216) UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 70

and

REGISTRATION STATEMENT (NO. 811-05962) UNDER THE INVESTMENT COMPANY
ACT OF 1940

Amendment No. 73

VANGUARD VARIABLE INSURANCE FUNDS

(Exact Name of Registrant as Specified in Declaration of Trust)

P.O. Box 2600, Valley Forge, PA 19482

(Address of Principal Executive Office)

Registrant’s Telephone Number (610) 669-1000

Heidi Stam, Esquire

P.O. Box 876

Valley Forge, PA 19482

It is proposed that this filing will become effective (check appropriate box)
[ ] immediately upon filing pursuant to paragraph (b)
[x] on September 30, 2013, pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of rule 485
If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Vanguard Variable Insurance Fund

> Prospectus

September 30, 2013

Money Market Portfolio	Total Stock Market Index Portfolio
Short-Term Investment-Grade Portfolio	Equity Index Portfolio
Total Bond Market Index Portfolio	Mid-Cap Index Portfolio
High Yield Bond Portfolio	Growth Portfolio
Conservative Allocation Portfolio	Capital Growth Portfolio
Moderate Allocation Portfolio	Small Company Growth Portfolio
Balanced Portfolio	International Portfolio
Equity Income Portfolio	REIT Index Portfolio
Diversified Value Portfolio

This prospectus contains financial data for the Portfolios through the fiscal period ended June 30, 2013.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

		An Introduction to Vanguard Variable
Portfolio Summaries		Insurance Fund	42
Money Market Portfolio	1	More on the Portfolios	43
Short-Term Investment-Grade Portfolio	3	More on the Money Market Portfolio	43
Total Bond Market Index Portfolio	5	More on the Bond Portfolios	45
High Yield Bond Portfolio	7	More on the Balanced Portfolios	50
Conservative Allocation Portfolio	10	More on the Stock Portfolios	52
Moderate Allocation Portfolio	13	Additional Information	62
Balanced Portfolio	16	Turnover Rate	64
Equity Income Portfolio	18	The Portfolios and Vanguard	65
Diversified Value Portfolio	21	Investment Advisors	65
Total Stock Market Index Portfolio	23	Taxes	72
Equity Index Portfolio	25	Share Price	72
Mid-Cap Index Portfolio	27	Financial Highlights	74
Growth Portfolio	29	General Information	83
Capital Growth Portfolio	31	Glossary of Investment Terms	85
Small Company Growth Portfolio	34
International Portfolio	36
REIT Index Portfolio[1]	39
1

Money Market Portfolio

Investment Objective

The Portfolio seeks to provide current income while maintaining liquidity and a stable share price of $1.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the table and in the example that follow do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

Annual Portfolio Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.12%
12b-1 Distribution Fee	None
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses[1]	0.16%

1 Vanguard and the Portfolio's Board have voluntarily agreed to temporarily limit certain net operating expenses in excess of the Portfolio's daily yield so as to maintain a zero or positive yield for the Portfolio. Vanguard and the Portfolio's Board may terminate the temporary expense limitation at any time.

Example

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio’s shares. This example assumes that the Portfolio provides a return of 5% a year and that total annual portfolio operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$16	$52	$90	$205

Primary Investment Policies

The Portfolio invests primarily in high-quality, short-term money market instruments, including certificates of deposit, banker’s acceptances, commercial paper, and other money market securities. To be considered high quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by Vanguard to be of quality equivalent to securities in the two highest credit-quality categories. The Portfolio invests more than 25% of its assets in securities issued by companies in the financial services industry. The Portfolio maintains a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.

Primary Risks

The Portfolio is designed for investors with a low tolerance for risk; however, the Portfolio is subject to the following risks, which could affect the Portfolio’s performance:

• Income risk, which is the chance that the Portfolio’s income will decline because of falling interest rates. Because the Portfolio’s income is based on short-term interest rates—which can fluctuate significantly over short periods—income risk is expected to be high.

• Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

• Credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. Credit risk should be very low for the Portfolio because it invests primarily in securities that are considered to be of high quality.

• Industry concentration risk, which is the chance that there will be overall problems affecting a particular industry. Because the Portfolio invests more than 25% of its assets in securities issued by companies in the financial services industry, the Portfolio’s performance depends to a greater extent on the overall condition of that industry.

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Portfolio.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index and a comparative benchmark, which have investment characteristics similar to those of the Portfolio. The Portfolio’s returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio’s returns, the returns would be lower. Returns for the Variable Insurance Money Market Funds Average are derived from data provided by Lipper, a Thomson Reuters Company. Keep in mind that the Portfolio’s past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com or by calling Vanguard toll-free at 800-522-5555.

1 The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2013, was 0.06%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 1.32% (quarter ended December 31, 2006), and the lowest return for a quarter was 0.03% (quarter ended September 30, 2011).

Average Annual Total Returns for Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Money Market Portfolio	0.14%	0.79%	1.95%
Comparative Benchmarks
(reflect no deduction for fees or expenses)
Citigroup 3-Month U.S. Treasury Bill Index	0.07%	0.44%	1.69%
Variable Insurance Money Market Funds Average	0.00	0.48	1.57

Investment Advisor

The Vanguard Group, Inc.

Portfolio Manager

John C. Lanius, Portfolio Manager for Vanguard. He has managed the Portfolio since 2004.

Tax Information

The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Portfolio shares are offered.

Payments to Financial Intermediaries

The Portfolio and its investment advisor do not pay financial intermediaries for sales of Portfolio shares.

Short-Term Investment-Grade Portfolio

Investment Objective

The Portfolio seeks to provide current income while maintaining limited price volatility.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the table and in the example that follow do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

Annual Portfolio Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.17%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Portfolio Operating Expenses	0.20%

Example

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio’s shares. This example assumes that the Portfolio provides a return of 5% a year and that total annual portfolio operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$20	$64	$113	$255

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the previous expense example, reduce the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 79%.

Primary Investment Strategies

The Portfolio invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities. Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in short- and intermediate-term investment-grade securities. High-quality fixed income securities are those rated the equivalent of A3 or better by Moody’s Investors Service, Inc. (Moody’s), or by another independent rating agency or, if unrated, are determined to be of comparable quality by the advisor; medium-quality fixed income securities are those rated the equivalent of Baa1, Baa2, or Baa3 by Moody’s or another independent rating agency, or, if unrated, are determined to be of comparable quality by the advisor. (Investment-grade fixed income securities are those rated the equivalent of Baa3 and above by Moody’s.) The Portfolio is expected to maintain a dollar-weighted average maturity of 1 to 4 years.

Primary Risks

The Portfolio is designed for investors with a low tolerance for risk; however, you could still lose money by investing in it. The Portfolio is subject to the following risks, which could affect the Portfolio’s performance:

• Income risk, which is the chance that the Portfolio’s income will decline because of falling interest rates. Income risk is generally high for short-term bond funds, so investors should expect the Portfolio’s monthly income to fluctuate.

• Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for the Portfolio because it invests primarily in short-term bonds, whose prices are much less sensitive to interest rate changes than are the prices of long-term bonds.

• Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Although the Portfolio invests a limited portion of its assets in low-quality bonds, credit risk should be low for the Portfolio because it invests primarily in bonds that are considered high-quality and, to a lesser extent, in bonds that are considered medium-quality.

• Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index, which has investment characteristics similar to those of the Portfolio. The Portfolio’s returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio’s returns, the returns would be lower. Keep in mind that the Portfolio’s past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com or by calling Vanguard toll-free at 800-522-5555.

1 The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2013, was –0.53%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 5.92% (quarter ended June 30, 2009), and the lowest return for a quarter was –2.98% (quarter ended September 30, 2008).

Average Annual Total Returns for Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Short-Term Investment-Grade Portfolio	4.42%	4.26%	4.01%
Barclays U.S. 1-5 Year Credit Bond Index
(reflects no deduction for fees or expenses)	5.51%	5.17%	4.57%

Investment Advisor

The Vanguard Group, Inc.

Portfolio Manager

Gregory S. Nassour, CFA, Principal of Vanguard. He has managed the Portfolio since 2002.

Tax Information

The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Portfolio shares are offered.

Payments to Financial Intermediaries

The Portfolio and its investment advisor do not pay financial intermediaries for sales of Portfolio shares.

Total Bond Market Index Portfolio

Investment Objective

The Portfolio seeks to track the performance of a broad, market-weighted bond index.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the table and in the example that follow do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

Annual Portfolio Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.17%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Portfolio Operating Expenses	0.20%

Example

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio’s shares. This example assumes that the Portfolio provides a return of 5% a year and that total annual portfolio operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$20	$64	$113	$255

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the previous expense example, reduce the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 105%.

Primary Investment Strategies

The Portfolio employs an indexing investment approach designed to track the performance of the Barclays U.S. Aggregate Float Adjusted Index. This Index represents a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States—including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities—all with maturities of more than 1 year.

The Portfolio invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Portfolio’s investments will be selected through the sampling process, and under normal circumstances, at least 80% of the Portfolio’s assets will be invested in bonds held in the Index. The Portfolio maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years.

Primary Risks

An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Portfolio is subject to the following risks, which could affect the Portfolio’s performance:

• Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Portfolio because it invests primarily in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

• Income risk, which is the chance that the Portfolio’s income will decline because of falling interest rates. Income risk is generally high for short-term bond funds and moderate for intermediate-term bond funds, so investors should expect the Portfolio’s monthly income to fluctuate accordingly.

• Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Portfolio because it purchases only bonds that are of investment-grade quality.

• Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupons or interest rates before their maturity dates. The Portfolio would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Portfolio’s income. For mortgage-backed securities, this risk is known as prepayment risk. Call/ prepayment risk should be moderate for the Portfolio because it invests only a portion of its assets in callable bonds and mortgage-backed securities.

• Index sampling risk, which is the chance that the securities selected for the Portfolio, in the aggregate, will not provide investment performance matching that of the Portfolio’s target index. Index sampling risk for the Portfolio should be low.

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index and other comparative indexes, which have investment characteristics similar to those of the Portfolio. The Portfolio’s returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio’s returns, the returns would be lower. Keep in mind that the Portfolio’s past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com or by calling Vanguard toll-free at 800-522-5555.

Annual Total Returns — Total Bond Market Index Portfolio 1

1 The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2013, was –2.54%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 4.40% (quarter ended December 31, 2008), and the lowest return for a quarter was –2.56% (quarter ended June 30, 2004).

Average Annual Total Returns for Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Total Bond Market Index Portfolio	4.02%	5.86%	5.11%
Comparative Indexes
(reflect no deduction for fees or expenses)
Barclays U.S. Aggregate Bond Index	4.21%	5.95%	5.18%
Barclays U.S. Aggregate Float Adjusted Index	4.32	—	—
Spliced Barclays U.S. Aggregate Float Adjusted Index	4.32	5.99	5.20

Investment Advisor

The Vanguard Group, Inc.

Portfolio Managers

William D. Baird, Portfolio Manager. He has co-managed the Portfolio since 2008.

Joshua C. Barrickman, CFA, Principal of Vanguard and head of Vanguard’s Bond Index Group. He has co-managed the Portfolio since 2013.

Tax Information

The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Portfolio shares are offered.

Payments to Financial Intermediaries

The Portfolio and its investment advisor do not pay financial intermediaries for sales of Portfolio shares.

High Yield Bond Portfolio

Investment Objective
The Portfolio seeks to provide a high level of current income.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the table and in the example that follow do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

Annual Portfolio Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.25%
12b-1 Distribution Fee	None
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses	0.29%

Example

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio’s shares. This example assumes that the Portfolio provides a return of 5% a year and that total annual portfolio operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$30	$93	$163	$368

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the previous expense example, reduce the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 29%.

Primary Investment Strategies

The Portfolio invests mainly in a diversified group of high-yielding, higher-risk corporate bonds—commonly known as “junk bonds”—with medium- and lower-range credit-quality ratings. Under normal circumstances, the Portfolio invests at least 80% of its assets in corporate bonds that are rated below Baa by Moody’s Investors Service, Inc. (Moody’s); have an equivalent rating by any other independent bond-rating agency; or, if unrated, are determined to be of comparable quality by the Portfolio’s advisor. The Portfolio’s 80% policy may be changed only upon 60 days’ notice to shareholders.

The Portfolio may not invest more than 20% of its assets in any of the following, taken as a whole: bonds with credit ratings lower than B or the equivalent, convertible securities, preferred stocks, and fixed and floating rate loans of medium- to lower-range credit quality. The loans in which the Portfolio may invest will be rated Baa or below by Moody’s; have an equivalent rating by any other independent bond-rating agency; or, if unrated, are determined to be of comparable quality by the Portfolio’s advisor. The Portfolio’s high-yield bonds and loans have mostly short- and intermediate-term maturities.

Primary Risks

An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Portfolio is subject to the following risks, which could affect the Portfolio’s performance:

• Credit risk, which is the chance that a bond or loan issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk should be high for the Portfolio because it invests primarily in bonds and loans with medium- and lower-range credit-quality ratings.

• Income risk, which is the chance that the Portfolio’s income will decline because of falling interest rates. A Portfolio’s income declines when interest rates fall because the Portfolio then must invest in lower-yielding bonds. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Portfolio’s monthly income to fluctuate accordingly.

• Interest rate risk, which is the chance that bond and loan prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Portfolio because it invests primarily in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

• Liquidity risk, which is the chance that the Portfolio could experience difficulties in valuing and selling illiquid high-yield bonds or loans. In the event that the Portfolio needs to sell a portfolio security during periods of infrequent trading of the security, it may not receive full value for the security.

• Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

Because of the speculative nature of junk bonds, you should carefully consider the risks associated with this Portfolio.

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index, which has investment characteristics similar to those of the Portfolio. The Portfolio’s returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio’s returns, the returns would be lower. Keep in mind that the Portfolio’s past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com or by calling Vanguard toll-free at 800-522-5555.

Annual Total Returns — High Yield Bond Portfolio 1

1 The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2013, was –0.59%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 14.41% (quarter ended June 30, 2009), and the lowest return for a quarter was –14.60% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2012

	1 Year	5 Years	10 Years
High Yield Bond Portfolio	14.30%	8.23%	7.88%
Barclays U.S. Corporate High-Yield Bond Index
(reflects no deduction for fees or expenses)	15.81%	10.34%	10.62%

Investment Advisor
Wellington Management Company, LLP

Portfolio Manager

Michael L. Hong, CFA, Vice President and Fixed Income Portfolio Manager of Wellington Management. He has managed the Portfolio since 2008.

Tax Information

The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Portfolio shares are offered.

Payments to Financial Intermediaries

The Portfolio and its investment advisor do not pay financial intermediaries for sales of Portfolio shares.

Conservative Allocation Portfolio

Investment Objective

The Portfolio seeks to provide current income and low to moderate level of capital appreciation.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the table and in the example that follow do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

Annual Portfolio Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	None
12b-1 Distribution Fee	None
Other Expenses	None
Acquired Fund Fees and Expenses	0.20%
Total Annual Portfolio Operating Expenses	0.20%

Example

The following example is intended to help you compare the cost of investing in the Portfolio (based on the fees and expenses of the underlying funds) with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio’s shares. This example assumes that the Portfolio provides a return of 5% a year and that total annual operating expenses of the Portfolio and its underlying funds remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$20	$64	$113	$255

Portfolio Turnover

The Portfolio may pay transaction costs, such as purchase fees, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the previous expense example, reduce the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 17%.

Primary Investment Strategies

The Portfolio invests in other Vanguard mutual funds according to a fixed formula that reflects an allocation of approximately 60% of the Portfolio’s assets to bonds and 40% to common stocks. The targeted percentage of the Portfolio’s assets allocated to each of the underlying funds is:

•	Vanguard Variable Insurance Fund Total Bond Market Index Portfolio	48%
•	Vanguard Variable Insurance Fund Equity Index Portfolio	22%
•	Vanguard Total International Stock Index Fund	12%
•	Vanguard Total International Bond Index Fund	12%
•	Vanguard Extended Market Index Fund	6%

The Portfolio’s indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade U.S corporate bonds; mortgage-backed and asset-backed securities; and government, agency, corporate, and securitized investment-grade foreign bonds issued in currencies other than the U.S. dollar (but hedged by Vanguard to minimize currency exposure). The Portfolio’s indirect stock holdings are a diversified mix of U.S. and foreign large-, mid-, and small-capitalization stocks.

The Portfolio uses its investment in Vanguard Variable Insurance Fund Equity Index Portfolio and Vanguard Extended Market Index Fund to gain exposure to the overall domestic stock market. While the percentage of the Portfolio’s assets invested in either of these two underlying funds may deviate slightly from the target allocation, the combination of the two underlying funds will equal approximately 28% of the Portfolio’s assets in the aggregate.

Primary Risks

The Portfolio is subject to the risks associated with the stock and bond markets, any of which could cause an investor to lose money. However, because bonds usually are less volatile than stocks, and because the Portfolio invests more than half of its assets in fixed income securities, the Portfolio’s overall level of risk should be low to moderate.

• With a target allocation of approximately 60% of its assets to bonds, the Portfolio is proportionately subject to the following bond risks: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline, thus reducing the underlying fund’s return; and income risk, which is the chance that an underlying fund’s income will decline because of falling interest rates. If an underlying fund holds securities that are callable, the underlying fund’s income may decline because of call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupons or interest rates before their maturity dates. An underlying fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the underlying fund’s income. For mortgage-backed securities, this risk is known as prepayment risk. The Portfolio is also subject to the following risks associated with investments in currency-hedged foreign bonds: country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by foreign governments, government agencies, or companies; and currency hedging risk, which is the risk that the currency hedging transactions entered into by the underlying international bond fund may not perfectly offset the fund’s foreign currency exposure.

• With approximately 40% of its assets allocated to stocks, the Portfolio is proportionately subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Portfolio is also subject to the following risks associated with investments in foreign stocks: country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in any one country or region; and currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Country/regional risk and currency risk are especially high in emerging markets.

• Index sampling risk, which is the chance that the securities selected for an underlying fund, in the aggregate, will not provide investment performance matching that of the underlying fund’s target index.

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows the performance of the Portfolio in its first full calendar year. The table shows how the average annual total returns of the Portfolio compare with those of a composite index, a comparable index, and a comparable funds’ average, which have investment characteristics similar to those of the Portfolio. The Portfolio’s returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio’s returns, the returns would be lower. Returns for the Variable Insurance Mixed-Asset Target Allocation Conservative Funds Average are derived from data provided by Lipper, a Thomson Reuters Company. Keep in mind that the Portfolio’s past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com or by calling Vanguard toll-free at 800-522-5555.

Annual Total Returns — Conservative Allocation Portfolio 1

1 The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2013, was 2.25%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 5.03% (quarter ended March 31, 2012), and the lowest return for a quarter was –0.51% (quarter ended June 30, 2012).

Average Annual Total Returns for Periods Ended December 31, 2012
		Since
		Inception
		(Oct. 19,
	1 Year	2011)
Conservative Allocation Portfolio	9.25%	9.62%
Comparative Benchmarks
(reflect no deduction for fees or expenses)
Conservative Allocation Composite Index	9.40%	9.68%
Barclays U.S. Aggregate Float Adjusted Index	4.32	—
Variable Insurance Mixed-Asset Target Allocation Conservative Funds Average	8.64	8.98

Investment Advisor

The Vanguard Group, Inc.

Portfolio Managers

Michael H. Buek, CFA, Principal of Vanguard. He has co-managed the Portfolio since 2013. William Coleman, Portfolio Manager. He has co-managed the Portfolio since 2013. Walter Nejman, Portfolio Manager. He has co-managed the Portfolio since 2013.

Tax Information

The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Portfolio shares are offered.

Payments to Financial Intermediaries

The Portfolio and its investment advisor do not pay financial intermediaries for sales of Portfolio shares.

Moderate Allocation Portfolio

Investment Objective

The Portfolio seeks to provide capital appreciation and a low to moderate level of current income.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the table and in the example that follow do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

Annual Portfolio Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	None
12b-1 Distribution Fee	None
Other Expenses	None
Acquired Fund Fees and Expenses	0.20%
Total Annual Portfolio Operating Expenses	0.20%

Example

The following example is intended to help you compare the cost of investing in the Portfolio (based on the fees and expenses of the underlying funds) with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio’s shares. This example assumes that the Portfolio provides a return of 5% a year and that total annual operating expenses of the Portfolio and its underlying funds remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$20	$64	$113	$255

Portfolio Turnover

The Portfolio may pay transaction costs, such as purchase fees, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the previous expense example, reduce the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 12%.

Primary Investment Strategies

The Portfolio invests in other Vanguard mutual funds according to a fixed formula that reflects an allocation of approximately 60% of the Portfolio’s assets to common stocks and 40% to bonds. The targeted percentage of the Portfolio’s assets allocated to each of the underlying funds is:

•	Vanguard Variable Insurance Fund Equity Index Portfolio	34%
•	Vanguard Variable Insurance Fund Total Bond Market Index Portfolio	32%
•	Vanguard Total International Stock Index Fund	18%
•	Vanguard Total International Bond Index Fund	8%
•	Vanguard Extended Market Index Fund	8%

The Portfolio’s indirect stock holdings are a diversified mix of U.S. and foreign large-, mid-, and small-capitalization stocks. The Portfolio’s indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade U.S. corporate bonds; mortgage-backed and asset-backed securities; and government, agency, corporate, and securitized investment-grade foreign bonds issued in currencies other than the U.S. dollar (but hedged by Vanguard to minimize currency exposure).

The Portfolio uses its investment in Vanguard Variable Insurance Fund Equity Index Portfolio and Vanguard Extended Market Index Fund to gain exposure to the overall domestic stock market. While the percentage of the Portfolio’s assets invested in either of these two underlying funds may deviate slightly from the target allocation, the combination of the two underlying funds will equal approximately 42% of the Portfolio’s assets in the aggregate.

Primary Risks

The Portfolio is subject to the risks associated with the stock and bond markets, any of which could cause an investor to lose money. However, because bonds usually are less volatile than stocks, and because the Portfolio invests a significant portion of its assets in fixed income securities, the Portfolio’s overall level of risk should be moderate.

• With approximately 60% of its assets allocated to stocks, the Portfolio is proportionately subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Portfolio is also subject to the following risks associated with investments in foreign stocks: country/ regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in any one country or region; and currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Country/regional risk and currency risk are especially high in emerging markets.

• With a target allocation of approximately 40% of its assets to bonds, the Portfolio is proportionately subject to the following bond risks: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline, thus reducing the underlying fund’s return; and income risk, which is the chance that an underlying fund’s income will decline because of falling interest rates. If an underlying fund holds securities that are callable, the underlying fund’s income may decline because of call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupons or interest rates before their maturity dates. An underlying fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the underlying fund’s income. For mortgage-backed securities, this risk is known as prepayment risk. The Portfolio is also subject to the following risks associated with investments in currency-hedged foreign bonds: country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by foreign governments, government agencies, or companies; and currency hedging risk, which is the risk that the currency hedging transactions entered into by the underlying international bond fund may not perfectly offset the fund’s foreign currency exposure.

• Index sampling risk, which is the chance that the securities selected for an underlying fund, in the aggregate, will not provide investment performance matching that of the underlying fund’s target index.

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows the performance of the Portfolio in its first full calendar year. The table shows how the average annual total returns of the Portfolio compare with those of a composite index, a comparable index, and a comparable funds’ average, which have investment characteristics similar to those of the Portfolio. The Portfolio’s returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio’s returns, the returns would be lower. Returns for the Variable Insurance Mixed-Asset Target Allocation Moderate Funds Average are derived from data provided by Lipper, a Thomson Reuters Company. Keep in mind that the Portfolio’s past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com or by calling Vanguard toll-free at 800-522-5555.

Annual Total Returns — Moderate Allocation Portfolio 1

1 The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2013, was 4.69%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 7.52% (quarter ended March 31, 2012), and the lowest return for a quarter was –1.82% (quarter ended June 30, 2012).

Average Annual Total Returns for Periods Ended December 31, 2012
		Since
		Inception
		(Oct. 19,
	1 Year	2011)
Moderate Allocation Portfolio	11.84%	11.92%
Comparative Benchmarks
(reflect no deduction for fees or expenses)
Moderate Allocation Composite Index	11.89%	11.94%
Dow Jones U.S. Total Stock Market Float Adjusted Index	16.38	17.83
Variable Insurance Mixed-Asset Target Allocation Moderate Funds Average	11.12	11.20

Investment Advisor

The Vanguard Group, Inc.

Portfolio Managers

Michael H. Buek, CFA, Principal of Vanguard. He has co-managed the Portfolio since 2013. William Coleman, Portfolio Manager. He has co-managed the Portfolio since 2013. Walter Nejman, Portfolio Manager. He has co-managed the Portfolio since 2013.

Tax Information

The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Portfolio shares are offered.

Payments to Financial Intermediaries

The Portfolio and its investment advisor do not pay financial intermediaries for sales of Portfolio shares.

Balanced Portfolio

Investment Objective

The Portfolio seeks to provide long-term capital appreciation and reasonable current income.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the table and in the example that follow do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

Annual Portfolio Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.24%
12b-1 Distribution Fee	None
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.26%

Example

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio’s shares. This example assumes that the Portfolio provides a return of 5% a year and that total annual portfolio operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$27	$84	$146	$331

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the previous expense example, reduce the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 24%.

Primary Investment Strategies

The Portfolio invests 60% to 70% of its assets in dividend-paying and, to a lesser extent, non-dividend-paying common stocks of established large and mid-size companies. In choosing these companies, the advisor seeks those that appear to be undervalued but have prospects for improvement. These stocks are commonly referred to as value stocks. The remaining 30% to 40% of Portfolio assets are invested mainly in fixed income securities that the advisor believes will generate a reasonable level of current income. These securities include investment-grade corporate bonds, with some exposure to U.S. Treasury and government agency bonds, and mortgage-backed securities.

Primary Risks

The Portfolio is subject to the risks associated with the stock and bond markets, any of which could cause an investor to lose money. However, because stock and bond prices can move in different directions or to different degrees, the Portfolio’s bond holdings may counteract some of the volatility experienced by the Portfolio’s stock holdings.

• With approximately 60% to 70% of its assets allocated to stocks, the Portfolio is proportionately subject to the following stock risks: stock market risk, which is the chance that stock prices overall will decline; and investment style risk, which is the chance that returns from large- and mid-capitalization value stocks will trail returns from the overall stock market. Large- and mid-cap stocks each tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years. Historically, mid-cap stocks have been more volatile in price than large-cap stocks.

• With approximately 30% to 40% of its assets allocated to bonds, the Portfolio is proportionately subject to the following bond risks: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; income risk, which is the chance that the Portfolio’s income will decline because of falling interest rates; credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline; and call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupons or interest rates before their maturity dates. The Portfolio would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Portfolio’s income. For mortgage-backed securities, this risk is known as prepayment risk.

• The Portfolio is also subject to manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index and a composite stock/bond index, which have investment characteristics similar to those of the Portfolio. The Portfolio’s returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio’s returns, the returns would be lower. Keep in mind that the Portfolio’s past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com or by calling Vanguard toll-free at 800-522-5555.

Annual Total Returns — Balanced Portfolio 1

1 The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2013, was 8.79%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 13.60% (quarter ended June 30, 2009), and the lowest return for a quarter was –10.86% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2012

	1 Year	5 Years	10 Years
Balanced Portfolio	12.56%	4.28%	8.20%
Comparative Indexes
(reflect no deduction for fees or expenses)
Standard & Poor’s 500 Index	16.00%	1.66%	7.10%
Composite Stock/Bond Index	13.36	3.81	6.82

Investment Advisor
Wellington Management Company, LLP

Portfolio Managers

Edward P. Bousa, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management. He has managed the stock portion of the Portfolio since 2003.

John C. Keogh, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management. He has managed the bond portion of the Portfolio since 2003.

Tax Information

The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Portfolio shares are offered.

Payments to Financial Intermediaries

The Portfolio and its investment advisor do not pay financial intermediaries for sales of Portfolio shares.

Equity Income Portfolio

Investment Objective

The Portfolio seeks to provide an above-average level of current income and reasonable long-term capital appreciation.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the table and in the example that follow do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

Annual Portfolio Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.29%
12b-1 Distribution Fee	None
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses	0.33%

Example

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio’s shares. This example assumes that the Portfolio provides a return of 5% a year and that total annual portfolio operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$34	$106	$185	$418

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the previous expense example, reduce the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 28%.

Primary Investment Strategies

The Portfolio invests mainly in common stocks of medium-size and large companies whose stocks pay above-average levels of dividend income and are considered to have the potential for capital appreciation. In addition, the advisors generally look for companies that they believe are committed to paying dividends consistently. Under normal circumstances, the Portfolio will invest at least 80% of its assets in equity securities. The Portfolio’s 80% policy may be changed only upon 60 days’ notice to shareholders. The Portfolio uses multiple investment advisors.

Primary Risks

An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio is subject to the following risks, which could affect the Portfolio’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

• Investment style risk, which is the chance that returns from mid- and large-capitalization dividend-paying value stocks will trail returns from the overall stock market. Mid- and large-cap stocks each tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years. Historically, mid-cap stocks have been more volatile in price than large-cap stocks.

• Manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index and other comparative benchmarks, which have investment characteristics similar to those of the Portfolio. The Portfolio’s returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio’s returns, the returns would be lower. Returns for the Variable Insurance Equity Income Funds Average are derived from data provided by Lipper, a Thomson Reuters Company. Keep in mind that the Portfolio’s past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com or by calling Vanguard toll-free at 800-522-5555.

Annual Total Returns — Equity Income Portfolio 1

1 The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2013, was 15.27%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 15.14% (quarter ended September 30, 2009), and the lowest return for a quarter was –17.99% (quarter ended December 31, 2008).

20
Average Annual Total Returns for Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Equity Income Portfolio	13.40%	2.96%	7.92%
Comparative Benchmarks
(reflect no deduction for fees or expenses)
FTSE High Dividend Yield Index	12.75%	2.60%	—%
Spliced Equity Income Index	12.75	2.60	8.60
Variable Insurance Equity Income Funds Average	14.86	0.96	6.86

Investment Advisors
Wellington Management Company, LLP

The Vanguard Group, Inc.

Portfolio Managers

W. Michael Reckmeyer, III, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management. He has managed a portion of the Portfolio since 2007.

Michael R. Roach, CFA, Portfolio Manager at Vanguard. He has co-managed a portion of the Portfolio since 2012. James P. Stetler, Principal of Vanguard. He has managed a portion of the Portfolio since 2003 (co-managed since 2012). James D. Troyer, CFA, Principal of Vanguard. He has co-managed a portion of the Portfolio since 2012.

Tax Information

The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Portfolio shares are offered.

Payments to Financial Intermediaries

The Portfolio and its investment advisors do not pay financial intermediaries for sales of Portfolio shares.

Diversified Value Portfolio

Investment Objective

The Portfolio seeks to provide long-term capital appreciation and income.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the table and in the example that follow do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

Annual Portfolio Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.33%
12b-1 Distribution Fee	None
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.35%

Example

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio’s shares. This example assumes that the Portfolio provides a return of 5% a year and that total annual portfolio operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$443

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the previous expense example, reduce the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 14%.

Primary Investment Strategies

The Portfolio invests mainly in large- and mid-capitalization companies whose stocks are considered by the advisor to be undervalued. Undervalued stocks are generally those that are out of favor with investors and that the advisor feels are trading at prices that are below average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

Primary Risks

An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

• Investment style risk, which is the chance that returns from large- and mid-capitalization value stocks will trail returns from the overall stock market. Large- and mid-cap stocks each tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years. Historically, mid-cap stocks have been more volatile in price than large-cap stocks.

• Asset concentration risk, which is the chance that the Portfolio’s performance may be hurt disproportionately by the poor performance of relatively few stocks. The Portfolio tends to invest a high percentage of assets in its ten largest holdings.

• Manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index, which has investment characteristics similar to those of the Portfolio. The Portfolio’s returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio’s returns, the returns would be lower. Keep in mind that the Portfolio’s past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com or by calling Vanguard toll-free at 800-522-5555.

Annual Total Returns — Diversified Value Portfolio 1

1 The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2013, was 14.60%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 19.79% (quarter ended June 30, 2003), and the lowest return for a quarter was –20.32% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2012

	1 Year	5 Years	10 Years
Diversified Value Portfolio	16.50%	1.42%	8.46%
Russell 1000 Value Index
(reflects no deduction for fees or expenses)	17.51%	0.59%	7.38%

Investment Advisor

Barrow, Hanley, Mewhinney & Strauss, LLC

Portfolio Managers

James P. Barrow, Founding Partner of Barrow, Hanley. He has managed the Portfolio since its inception in 1999.

Jeff G. Fahrenbruch, CFA, Managing Director of Barrow, Hanley. He has served as an associate portfolio manager of the Portfolio since 2013.

David W. Ganucheau, CFA, Managing Director of Barrow, Hanley. He has served as an associate portfolio manager of the Portfolio since 2013.

Tax Information

The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Portfolio shares are offered.

Payments to Financial Intermediaries

The Portfolio and its investment advisor do not pay financial intermediaries for sales of Portfolio shares.

Total Stock Market Index Portfolio

Investment Objective

The Portfolio seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the table and in the example that follow do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

Annual Portfolio Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	None
12b-1 Distribution Fee	None
Other Expenses	None
Acquired Fund Fees and Expenses	0.18%
Total Annual Portfolio Operating Expenses	0.18%

Example

The following example is intended to help you compare the cost of investing in the Portfolio (based on the fees and expenses of the underlying funds) with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio’s shares. This example assumes that the Portfolio provides a return of 5% a year and that total annual operating expenses of the Portfolio and its underlying funds remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$18	$58	$101	$230

Portfolio Turnover

The Portfolio may pay transaction costs, such as purchase fees, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the previous expense example, reduce the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 8%.

Primary Investment Strategies

The Portfolio employs an indexing investment approach designed to track the performance of the Standard & Poor’s (S&P) Total Market Index by investing all, or substantially all, of its assets in two Vanguard funds—Vanguard Variable Insurance Fund Equity Index Portfolio and Vanguard Extended Market Index Fund. The S&P Total Market Index consists of substantially all of the U.S. common stocks regularly traded on the New York Stock Exchange and the Nasdaq over-the-counter market.

Primary Risks

An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. Though the Portfolio seeks to track the Index, its performance typically can be expected to fall short by a small percentage representing operating costs of the underlying funds. The Portfolio is subject to the following risk, which could affect the Portfolio’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Portfolio’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies.

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index and other comparative indexes, which have investment characteristics similar to those of the Portfolio. The Portfolio’s returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio’s returns, the returns would be lower. Keep in mind that the Portfolio’s past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com or by calling Vanguard toll-free at 800-522-5555.

Annual Total Returns — Total Stock Market Index Portfolio 1

1 The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2013, was 14.04%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 16.95% (quarter ended June 30, 2009), and the lowest return for a quarter was –22.75% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2012

			Since
			Inception
			(Jan. 8,
	1 Year	5 Years	2003)
Total Stock Market Index Portfolio	16.33%	2.02%	7.48%
Comparative Indexes
(reflect no deduction for fees or expenses)
Dow Jones U.S. Total Stock Market Float Adjusted Index	16.38%	2.21%	7.64%
S&P Total Market Index	16.44	2.07	—
Spliced Total Market Index	16.44	2.07	7.52

Investment Advisor

The Vanguard Group, Inc.

Portfolio Managers

Michael H. Buek, CFA, Principal of Vanguard. He has co-managed the Portfolio since 2013. William Coleman, Portfolio Manager. He has co-managed the Portfolio since 2013. Walter Nejman, Portfolio Manager. He has co-managed the Portfolio since 2013.

Tax Information

The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Portfolio shares are offered.

Payments to Financial Intermediaries

The Portfolio and its investment advisor do not pay financial intermediaries for sales of Portfolio shares.

Equity Index Portfolio

Investment Objective

The Portfolio seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the table and in the example that follow do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

Annual Portfolio Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.14%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Portfolio Operating Expenses	0.17%

Example

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio’s shares. This example assumes that the Portfolio provides a return of 5% a year and that total annual portfolio operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$17	$55	$96	$217

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the previous expense example, reduce the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 9%.

Primary Investment Strategies

The Portfolio employs an indexing investment approach designed to track the performance of the Standard & Poor’s 500 Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The Portfolio attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Primary Risks

An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio is subject to the following risks, which could affect the Portfolio’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Portfolio’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Portfolio to underperform the overall stock market.

• Investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Large-cap stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index, which has investment characteristics similar to those of the Portfolio. The Portfolio’s returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio’s returns, the returns would be lower. Keep in mind that the Portfolio’s past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com or by calling Vanguard toll-free at 800-522-5555.

Annual Total Returns — Equity Index Portfolio 1

1 The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2013, was 13.72%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 15.95% (quarter ended June 30, 2009), and the lowest return for a quarter was –21.84% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Equity Index Portfolio	15.86%	1.59%	7.01%
Standard & Poor’s 500 Index
(reflects no deduction for fees or expenses)	16.00%	1.66%	7.10%

Investment Advisor

The Vanguard Group, Inc.

Portfolio Manager

Ryan E. Ludt, Principal of Vanguard. He has managed the Portfolio since 2000.

Tax Information

The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Portfolio shares are offered.

Payments to Financial Intermediaries

The Portfolio and its investment advisor do not pay financial intermediaries for sales of Portfolio shares.

Mid-Cap Index Portfolio

Investment Objective

The Portfolio seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the table and in the example that follow do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

Annual Portfolio Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.22%
12b-1 Distribution Fee	None
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses	0.26%

Example

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio’s shares. This example assumes that the Portfolio provides a return of 5% a year and that total annual portfolio operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$27	$84	$146	$331

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the previous expense example, reduce the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 23%.

Primary Investment Strategies

The Portfolio employs an indexing investment approach designed to track the performance of the CRSP US Mid Cap Index, a broadly diversified index of stocks of mid-size U.S. companies. The Portfolio attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Primary Risks

An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio is subject to the following risks, which could affect the Portfolio’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Portfolio’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Portfolio to underperform the overall stock market.

• Investment style risk, which is the chance that returns from mid-capitalization stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index and other comparative indexes, which have investment characteristics similar to those of the Portfolio. The Portfolio’s returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio’s returns, the returns would be lower. Keep in mind that the Portfolio’s past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com or by calling Vanguard toll-free at 800-522-5555.

Annual Total Returns — Mid-Cap Index Portfolio 1

1 The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2013, was 15.44%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 21.44% (quarter ended September 30, 2009), and the lowest return for a quarter was –25.65% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Mid-Cap Index Portfolio	15.82%	3.04%	9.94%
Comparative Indexes
(reflect no deduction for fees or expenses)
S&P MidCap 400 Index	17.88%	5.15%	10.53%
MSCI US Mid Cap 450 Index	16.04	3.19	10.43
Spliced Mid Cap Index	16.04	3.19	10.01

Investment Advisor

The Vanguard Group, Inc.

Portfolio Manager

Donald M. Butler, CFA, Principal of Vanguard. He has managed the Portfolio since its inception in 1999.

Tax Information

The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Portfolio shares are offered.

Payments to Financial Intermediaries

The Portfolio and its investment advisor do not pay financial intermediaries for sales of Portfolio shares.

Growth Portfolio

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the table and in the example that follow do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

Annual Portfolio Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.37%
12b-1 Distribution Fee	None
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses	0.41%

Example

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio’s shares. This example assumes that the Portfolio provides a return of 5% a year and that total annual portfolio operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$42	$132	$230	$518

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the previous expense example, reduce the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 43%.

Primary Investment Strategies

The Portfolio invests mainly in large-capitalization stocks of U.S. companies considered to have above-average earnings growth potential and reasonable stock prices in comparison with expected earnings. The Portfolio uses multiple investment advisors.

Primary Risks

An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio is subject to the following risks, which could affect the Portfolio’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

• Investment style risk, which is the chance that returns from large-capitalization growth stocks will trail returns from the overall stock market. Large-cap growth stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

• Asset concentration risk, which is the chance that the Portfolio’s performance may be hurt disproportionately by the poor performance of relatively few stocks. The Portfolio tends to invest a high percentage of assets in its ten largest holdings.

• Manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective. Significant investment in the information technology sector subjects the Portfolio to proportionately higher exposure to the risks of this sector.

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of relevant market indexes, which have investment characteristics similar to those of the Portfolio. The Portfolio’s returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio’s returns, the returns would be lower. Keep in mind that the Portfolio’s past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com or by calling Vanguard toll-free at 800-522-5555.

Annual Total Returns — Growth Portfolio 1

1 The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2013, was 10.81%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 18.12% (quarter ended March 31, 2012), and the lowest return for a quarter was –21.54% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Growth Portfolio	18.43%	2.01%	6.47%
Comparative Indexes
(reflect no deduction for fees or expenses)
Russell 1000 Growth Index	15.26%	3.12%	7.52%
Standard & Poor’s 500 Index	16.00	1.66	7.10

Investment Advisors
Delaware Investments Fund Advisers

Wellington Management Company, LLP

William Blair & Company, L.L.C.

Portfolio Managers

Christopher J. Bonavico, CFA, Vice President, Senior Portfolio Manager, and Equity Analyst at Delaware Investments Fund Advisers. He has co-managed a portion of the Portfolio since 2010.

Christopher M. Ericksen, CFA, Vice President, Portfolio Manager, and Equity Analyst at Delaware Investments Fund Advisers. He has co-managed a portion of the Portfolio since 2010.

Daniel J. Prislin, CFA, Vice President, Senior Portfolio Manager, and Equity Analyst at Delaware Investments Fund Advisers. He has co-managed a portion of the Portfolio since 2010.

Jeffrey S. Van Harte, CFA, Senior Vice President, Chief Investment Officer—Focus Growth Equity at Delaware Investments Fund Advisers. He has co-managed a portion of the Portfolio since 2010.

Andrew J. Shilling, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management. He has managed a portion of the Portfolio since 2010.

James Golan, CFA, Partner and Portfolio Manager of William Blair & Company. He has co-managed a portion of the Portfolio since 2010.

David Ricci, CFA, Partner and Portfolio Manager of William Blair & Company. He has co-managed a portion of the Portfolio since 2011.

Tax Information

The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Portfolio shares are offered.

Payments to Financial Intermediaries

The Portfolio and its investment advisors do not pay financial intermediaries for sales of Portfolio shares.

Capital Growth Portfolio

Investment Objective
The Portfolio seeks to provide long-term capital appreciation.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the table and in the example that follow do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

32

Annual Portfolio Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.37%
12b-1 Distribution Fee	None
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses	0.41%

Example

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio’s shares. This example assumes that the Portfolio provides a return of 5% a year and that total annual portfolio operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$42	$132	$230	$518

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the previous expense example, reduce the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 6%.

Primary Investment Strategies

The Portfolio invests in stocks considered to have above-average earnings growth potential that is not reflected in their current market prices. The Portfolio consists predominantly of large- and mid-capitalization stocks.

Primary Risks

An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio is subject to the following risks, which could affect the Portfolio’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

• Investment style risk, which is the chance that returns from mid- and large-capitalization growth stocks will trail returns from the overall stock market. Mid- and large-cap stocks each tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years. Historically, mid-cap stocks have been more volatile in price than large-cap stocks.

• Asset concentration risk, which is the chance that the Portfolio’s performance may be adversely affected by the poor performance of relatively few stocks. The Portfolio tends to invest a high percentage of assets in its ten largest holdings.

• Manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective. Significant investments in the health care and information technology sectors subject the Portfolio to proportionately higher exposure to the risks of these sectors.

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index, which has investment characteristics similar to those of the Portfolio. The Portfolio’s returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio’s returns, the returns would be lower. Keep in mind that the Portfolio’s past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com or by calling Vanguard toll-free at 800-522-5555.

Annual Total Returns — Capital Growth Portfolio 1

1 The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2013, was 17.42%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 16.63% (quarter ended June 30, 2003), and the lowest return for a quarter was –21.64% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2012

	1 Year	5 Years	10 Years
Capital Growth Portfolio	15.47%	3.88%	10.20%
Standard & Poor’s 500 Index
(reflects no deduction for fees or expenses)	16.00%	1.66%	7.10%

Investment Advisor

PRIMECAP Management Company

Portfolio Managers

Theo A. Kolokotrones, Vice Chairman of PRIMECAP. He has co-managed the Portfolio since its inception in 2002.

Joel P. Fried, President of PRIMECAP. He has co-managed the Portfolio since its inception in 2002.

Mitchell J. Milias, Chairman of PRIMECAP. He has co-managed the Portfolio since its inception in 2002.

Alfred W. Mordecai, Executive Vice President of PRIMECAP. He has co-managed the Portfolio since its inception in 2002.

M. Mohsin Ansari, Senior Vice President of PRIMECAP. He has co-managed the Portfolio since 2007.

Tax Information

The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Portfolio shares are offered.

Payments to Financial Intermediaries

The Portfolio and its investment advisor do not pay financial intermediaries for sales of Portfolio shares.

Small Company Growth Portfolio

Investment Objective
The Portfolio seeks to provide long-term capital appreciation.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the table and in the example that follow do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Portfolio through its ownership of shares in other investment companies, such as business development companies. These expenses are similar to the expenses paid by any operating company held by the Portfolio. They are not direct costs paid by Portfolio shareholders and are not used to calculate the Portfolio’s net asset value. They have no impact on the costs associated with portfolio operations.

Annual Portfolio Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.38%
12b-1 Distribution Fee	None
Other Expenses	0.04%
Acquired Fund Fees and Expenses[1]	0.02%
Total Annual Portfolio Operating Expenses[2]	0.44%

1 Acquired Fund Fees and Expenses are not included in the Portfolio’s financial statements, which provide a clearer picture of a portfolio’s actual operating costs. 2 The expense information shown in the table has been restated to reflect estimated amounts for the current fiscal year.

Example

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio’s shares. This example assumes that the Portfolio provides a return of 5% a year and that total annual portfolio operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$45	$141	$246	$555

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the previous expense example, reduce the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 61%.

Primary Investment Strategies

Under normal circumstances the Portfolio invests at least 80% of its assets primarily in common stocks of small companies. These companies tend to be unseasoned but are considered by the Portfolio’s advisors to have superior growth potential. Also, these companies often provide little or no dividend income. The Portfolio’s 80% policy may be changed only upon 60 days’ notice to shareholders. The Portfolio uses multiple investment advisors.

Primary Risks

An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio is subject to the following risks, which could affect the Portfolio’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

• Investment style risk, which is the chance that returns from small-capitalization growth stocks will trail returns from the overall stock market. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

• Manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective. Significant investment in the information technology sector subjects the Fund to proportionately higher exposure to the risks of this sector.

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index, which has investment characteristics similar to those of the Portfolio. The Portfolio’s returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio’s returns, the returns would be lower. Keep in mind that the Portfolio’s past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com or by calling Vanguard toll-free at 800-522-5555.

Annual Total Returns — Small Company Growth Portfolio 1

1 The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2013, was 17.24%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 21.48% (quarter ended June 30, 2003), and the lowest return for a quarter was –25.40% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2012

	1 Year	5 Years	10 Years
Small Company Growth Portfolio	14.65%	5.26%	9.83%
Russell 2500 Growth Index
(reflects no deduction for fees or expenses)	16.13%	4.07%	10.55%

Investment Advisors
Granahan Investment Management, Inc.

The Vanguard Group, Inc.

Portfolio Managers

John J. Granahan, CFA, co-Founder and Chairman of Granahan. He has co-managed a portion of the Portfolio since its inception in 1996.

Robert F. Granahan, CFA, Vice President of Granahan. He has co-managed a portion of the Portfolio since 2004.

Gary C. Hatton, CFA, co-Founder and Chief Investment Officer of Granahan. He has co-managed a portion of the Portfolio since its inception in 1996.

Jane M. White, co-Founder, President, and Chief Executive Officer of Granahan. She has co-managed a portion of the
Portfolio since its inception in 1996.

Michael R. Roach, CFA, Portfolio Manager at Vanguard. He has co-managed a portion of the Portfolio since 2012.

James P. Stetler, Principal of Vanguard. He has managed a portion of the Portfolio since 2008 (co-managed since 2012).

James D. Troyer, CFA, Principal of Vanguard. He has co-managed a portion of the Portfolio since 2012.

Tax Information

The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Portfolio shares are offered.

Payments to Financial Intermediaries

The Portfolio and its investment advisors do not pay financial intermediaries for sales of Portfolio shares.

International Portfolio

Investment Objective
The Portfolio seeks to provide long-term capital appreciation.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the table and in the example that follow do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

Annual Portfolio Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.44%
12b-1 Distribution Fee	None
Other Expenses	0.05%
Total Annual Portfolio Operating Expenses	0.49%

Example

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio’s shares. This example assumes that the Portfolio provides a return of 5% a year and that total annual portfolio operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$50	$157	$274	$616

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the previous expense example, reduce the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 29%.

Primary Investment Strategies

The Portfolio invests predominantly in the stocks of companies located outside the United States and is expected to diversify its assets across developed and emerging markets in Europe, the Far East, and Latin America. In selecting stocks, the Portfolio’s advisors evaluate foreign markets around the world and choose large-, mid-, and small-capitalization companies considered to have above-average growth potential. The Portfolio uses multiple investment advisors.

Primary Risks

An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio’s share price and total return to fluctuate within a wide range, like the fluctuations of global stock markets. The Portfolio is subject to the following risks, which could affect the Portfolio’s performance:

• Investment style risk, which is the chance that returns from non-U.S. growth stocks, and, to the extent that the Portfolio is invested in them, small- and mid-capitalization stocks, will trail returns from global stock markets. Historically, non-U.S. small-and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the global markets, and they often perform quite differently.

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stocks can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.

• Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Portfolio may invest a large portion of its assets in securities of companies located in any one country or region, including emerging markets, the Portfolio’s performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.

• Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Currency risk is especially high in emerging markets.

• Manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of relevant market indexes, which have investment characteristics similar to those of the Portfolio. The Portfolio’s returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio’s returns, the returns would be lower. Keep in mind that the Portfolio’s past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com or by calling Vanguard toll-free at 800-522-5555.

1 The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2013, was 0.68%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 27.23% (quarter ended June 30, 2009), and the lowest return for a quarter was –23.31% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
International Portfolio	20.14%	–1.12%	10.18%
Comparative Indexes
(reflect no deduction for fees or expenses)
MSCI ACWI ex USA Index Gross	17.39%	–2.44%	10.22%
MSCI EAFE Index	17.32	–3.69	8.21
Spliced International Index	16.83	–4.05	8.01

Investment Advisors
Baillie Gifford Overseas Ltd.

M&G Investment Management Limited

Schroder Investment Management North America Inc.

Portfolio Managers

James K. Anderson, Partner of Baillie Gifford & Co. (the 100% owner of Baillie Gifford Overseas Ltd.) and Head of Global Equities. He has managed a portion of the Portfolio since 2003 (co-managed since 2013).

Kave Sigaroudinia, Partner of Baillie Gifford & Co. (the 100% owner of Baillie Gifford Overseas Ltd.). He has co-managed a portion of the Portfolio since 2013.

Greg Aldridge, Portfolio Manager at M&G. He has managed a portion of the Portfolio since 2008.

Virginie Maisonneuve, CFA, Head of Schroders’ Global and International Equities. She has co-managed a portion of the Portfolio since 2005.

Simon Webber, CFA, Portfolio Manager of Schroders’ Global and International Equities. He has co-managed a portion of the Portfolio since 2009.

Tax Information

The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Portfolio shares are offered.

Payments to Financial Intermediaries

The Portfolio and its investment advisors do not pay financial intermediaries for sales of Portfolio shares.

REIT Index Portfolio

Investment Objective

The Portfolio seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the table and in the example that follow do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

Annual Portfolio Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.25%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Portfolio Operating Expenses	0.28%

Example

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio’s shares. This example assumes that the Portfolio provides a return of 5% a year and that total annual portfolio operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$29	$90	$157	$356

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the previous expense example, reduce the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 8%.

Primary Investment Strategies

The Portfolio employs an indexing investment approach designed to track the performance of the MSCI US REIT Index. The Index is composed of stocks of publicly traded equity real estate investment trusts (known as REITs). The Portfolio attempts to replicate the Index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Primary Risks

An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio is subject to the following risks, which could affect the Portfolio’s performance:

• Industry concentration risk, which is the chance that the stocks of REITs will decline because of adverse developments affecting the real estate industry and real property values. Because the Portfolio concentrates its assets in REIT stocks, industry concentration risk is high.

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Portfolio’s target index may, at times, become focused in stocks of a limited number of companies, which could cause the Portfolio to underperform the overall stock market.

• Interest rate risk, which is the chance that REIT stock prices overall will decline because of rising interest rates. Interest rate risk should be high for the Portfolio.

• Investment style risk, which is the chance that returns from REIT stocks—which typically are small- or mid-capitalization stocks—will trail returns from the overall stock market. Historically, REIT stocks have performed quite differently from the overall market.

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index and other comparative indexes, which have investment characteristics similar to those of the Portfolio. The Portfolio’s returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio’s returns, the returns would be lower. Keep in mind that the Portfolio’s past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com or by calling Vanguard toll-free at 800-522-5555.

1 The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2013, was 6.30%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 34.45% (quarter ended September 30, 2009), and the lowest return for a quarter was –38.26% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
REIT Index Portfolio	17.46%	5.77%	11.41%
Comparative Indexes
(reflect no deduction for fees or expenses)
MSCI US REIT Index	17.77%	5.58%	11.58%
Dow Jones U.S. Total Stock Market Float Adjusted Index	16.38	2.21	7.95
REIT Spliced Index	17.77	5.94	11.63

Investment Advisor

The Vanguard Group, Inc.

Portfolio Manager

Gerard C. O’Reilly, Principal of Vanguard. He has managed the Portfolio since its inception in 1999.

Tax Information

The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Portfolio shares are offered.

Payments to Financial Intermediaries

The Portfolio and its investment advisor do not pay financial intermediaries for sales of Portfolio shares.

An Introduction to Vanguard Variable Insurance Fund

This prospectus explains the investment objectives, policies, strategies, and risks associated with the 17 Portfolios that make up Vanguard Variable Insurance Fund (the Fund). The Portfolios are mutual funds used solely as investment options for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolios directly, but only through a contract offered by an insurance company.

Each Portfolio of Vanguard Variable Insurance Fund is separate from any other Vanguard mutual fund, even when a Portfolio and a fund have the same investment objective and advisor. Each Portfolio’s investment performance will differ from the performance of any other Vanguard fund because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.

Vanguard Portfolio	CUSIP Number	Vanguard Portfolio	CUSIP Number
Balanced	921925400	Mid-Cap Index	921925855
Capital Growth	921925822	Moderate Allocation	921925780
Conservative Allocation	921925798	Money Market	921925103
Diversified Value	921925871	REIT Index	921925848
Equity Income	921925608	Short-Term Investment-Grade	921925863
Equity Index	921925301	Small Company Growth	921925889
Growth	921925509	Total Bond Market Index	921925202
High Yield Bond	921925806	Total Stock Market Index	921925814
International	921925707

More on the Portfolios

This prospectus describes the primary risks you would face as an investor in any of the Portfolios of Vanguard Variable Insurance Fund. It is important to keep in mind one of the main axioms of investing: Generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide which portfolio, if any, is the right investment for you. We suggest that you keep this prospectus for future reference.

This part of the prospectus is divided into four main sections: More on the Money Market Portfolio, More on the Bond Portfolios, More on the Balanced Portfolios, and More on the Stock Portfolios. These sections explain the primary investment strategies and policies that each Portfolio uses in pursuit of its objective. Following these sections is additional information that applies to some or all of the Portfolios.

As you read the prospectus, be aware that the Fund’s board of trustees, which oversees the management of the Portfolios, may change investment strategies or policies in the interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

More on the Money Market Portfolio

The Money Market Portfolio’s primary policy is to invest in very high-quality money market instruments. Also known as cash investments, these instruments are considered short term (that is, they usually mature in 397 days or less). The Portfolio maintains a dollar-weighted average maturity of 60 days or less and has a dollar-weighted average life of 120 days or less. The Portfolio invests more than 25% of its assets in money market instruments issued by companies in the financial services industry.

Plain Talk About Weighted Average Maturity and Weighted Average Life

A money market fund will maintain a dollar-weighted average maturity (WAM) of 60 days or less and a dollar-weighted average life (WAL) of 120 days or less. For purposes of calculating a fund’s WAM, the maturity of certain longer-term adjustable-rate securities held in the portfolio will generally be the period remaining until the next interest rate adjustment. When calculating its WAL, the maturity for these adjustable-rate securities will generally be the final maturity date—the date on which principal is expected to be returned in full. Maintaining a WAL of 120 days or less limits a fund’s ability to invest in longer-term adjustable-rate securities, which are generally more sensitive to changes in interest rates, particularly in volatile markets

Plain Talk About Money Market Instruments

The term “money market instruments” refers to a variety of short-term, liquid investments, usually with maturities of 397 days or less. Some common types are Treasury bills and notes, which are securities issued by the U.S. government; commercial paper, which are promissory notes issued by large companies or financial firms;
banker’s acceptances, which are credit instruments guaranteed by banks; and negotiable certificates of deposit, which are issued by banks in large denominations. Money market securities can pay fixed, variable, or floating rates of interest.

The Portfolio is subject to income risk, which is the chance that the Portfolio’s income will decline because of falling interest rates. The Portfolio’s income declines when interest rates fall because the Portfolio then must invest in lower-yielding instruments. Because the Portfolio’s income is based on short-term interest rates—which can fluctuate significantly over short periods—income risk is expected to be high.

The Vanguard Group, Inc. (Vanguard), advisor to the Money Market Portfolio, selects high-quality money market instruments. The Portfolio invests in commercial paper, U.S. Treasury and agency securities, certificates of deposit, banker’s acceptances, and other money market securities. Commercial paper must be rated at least Prime-1 by Moody’s Investors Service, Inc. (Moody’s), or A-1 by Standard & Poor’s. Securities that are unrated must be issued by a company with a debt rating of A3 or better by Moody’s or A– or better by Standard & Poor’s. The Portfolio also invests in short-term corporate, state, and municipal obligations rated A3 or better by Moody’s or A– or better by Standard & Poor’s, as well as in securities issued by U.S. government agencies and instrumentalities whose interest and principal payments are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. In addition, the Portfolio invests in securities issued by U.S. government agencies and instrumentalities that are backed by the full faith and credit of the U.S. government.

The Portfolio is subject to manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

The Portfolio is subject, to a limited extent, to credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. Credit risk should be very low for the Portfolio because it invests in securities that are considered to be of high quality.

The Portfolio is subject to industry concentration risk, which is the chance that the Portfolio’s performance will be significantly affected, for better or for worse, by developments in the financial services industry.

More than 25% of the Portfolio’s assets will be invested in instruments issued by companies in the financial services industry, such as banks, insurance companies, real estate-related companies, securities firms, leasing companies, and other companies principally engaged in providing financial services to consumers and industry. These investments include, among others, bank obligations, high-quality asset-backed securities, and securities issued by the automobile finance industry. Changes in economic, regulatory, and political conditions that affect financial services companies could have a significant effect on the Portfolio. These conditions include changes in interest rates and defaults in payments by borrowers.

The Money Market Portfolio may also invest in Eurodollar and Yankee obligations, which include certificates of deposit issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have the same risks as U.S. money market instruments, such as income risk and credit risk. Additional risks of Eurodollar and Yankee obligations include the chance that a foreign government will not let U.S. dollar-denominated assets leave the country, the chance that the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks, and the chance that adverse political or economic developments will affect investments in a foreign country. Before the Portfolio’s advisor selects a Eurodollar or Yankee obligation, however, any foreign issuer undergoes the same credit-quality analysis and tests of financial strength as those for the issuers of domestic securities.

Investing in Repurchase Agreements

The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that the securities be used to pay off the seller’s debts. The Portfolio’s advisor believes that these risks can be controlled through careful security and counterparty selection and monitoring.

Plain Talk About Repurchase Agreements

Repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) at a specific price.

The Portfolio reserves the right to invest, to a limited extent, in adjustable-rate securities, which are a type of derivative.

An adjustable-rate security’s interest rate, as the name implies, is not set; instead, it fluctuates periodically. Generally, the security’s yield is based on a U.S. dollar-based interest-rate benchmark such as the federal funds rate, the 90-day Treasury bill rate, or the London Interbank Offered Rate (LIBOR). Adjustable-rate securities reset their yields on a periodic basis (for example, daily, weekly, or quarterly) or upon a change in the benchmark interest rate. These yields are closely correlated to changes in money market interest rates. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Plain Talk About Derivatives

A derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a money market benchmark (such as U.S. Treasury bill rates or the federal funds effective rate), a physical asset (such as gold, oil, or wheat), or a market index (such as the Barclays U.S. Aggregate Bond Index).

In addition, the Portfolio may invest up to 5% of its net assets in illiquid securities. These are securities that the Portfolio may not be able to sell within seven days in the ordinary course of business at approximately the price at which they are valued.

More on the Bond Portfolios

The Short-Term Investment-Grade, Total Bond Market Index, and High Yield Bond Portfolios each invest mainly in bonds.

Plain Talk About Types of Bonds

Bonds are issued (sold) by many sources: Corporations issue corporate bonds; the federal government issues U.S.
Treasury bonds; agencies of the federal government issue agency bonds; financial institutions issue asset-backed bonds; and mortgage holders issue “mortgage-backed” pass-through certificates. Each issuer is responsible for paying back the bond’s initial value as well as for making periodic interest payments.

The bond Portfolios are subject to varying levels of interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates.

Plain Talk About Bonds and Interest Rates

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall.
Why do bond prices and interest rates move in opposite directions? Let’s assume that you hold a bond offering a 4%
yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 5%
yield. With higher-yielding bonds available, you would have trouble selling your 4% bond for the price you paid—you would probably have to lower your asking price. On the other hand, if interest rates were falling and 3% bonds were being offered, you should be able to sell your 4% bond for more than you paid.

How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-
backed securities—such as GNMAs—as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk—the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.

In general, interest rate fluctuations widen as a bond portfolio’s average maturity lengthens. The Short-Term Investment-Grade Portfolio is expected to have a low level of interest rate risk. The Total Bond Market Index and High Yield Bond Portfolios are expected to have a moderate level of interest rate risk because their holdings have an intermediate-term average maturity.

Each bond Portfolio is subject to income risk, which is the chance that the Portfolio’s income will decline because of falling interest rates. A Portfolio’s income declines when interest rates fall because the Portfolio then must invest in lower-yielding bonds.

In general, income risk is higher for short-term bond portfolios and lower for long-term bond portfolios. Accordingly, the Short-Term Investment-Grade Portfolio should have a high level of income risk.

Each bond Portfolio is also subject to credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline.

Plain Talk About Credit Quality

A bond’s credit-quality rating is an assessment of the issuer’s ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the nationally recognized statistical rating organizations (for example,
Moody’s Investors Service, Inc. or Standard & Poor’s) or through independent analysis conducted by a fund’s advisor. The lower the rating, the greater the chance—in the rating agency’s or advisor’s opinion—that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond’s credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A portfolio may treat an unrated bond as investment grade if warranted by the advisor’s analysis.

Credit risk should be low for the Short-Term Investment-Grade and Total Bond Market Index Portfolios because they invest mainly in fixed income securities with high credit-quality ratings. Credit risk is expected to be high for the High Yield Bond Portfolio because it invests primarily in bonds with medium- and lower-range credit-quality ratings.

The bond Portfolios may enter into mortgage-dollar-roll transactions, in which a Portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Portfolio’s returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase a Portfolio’s turnover rate. Mortgage dollar rolls will be used only if consistent with a Portfolio’s investment objective and risk profile.

Each of the bond Portfolios may invest in U.S. dollar denominated bonds issued by foreign governments, government agencies, and companies. To the extent that a Portfolio owns foreign bonds, it is subject to country risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by governments, government agencies, and companies in foreign countries. Because the bond’s value is designated in dollars rather than in the currency of the issuer’s country, the Portfolios are not exposed to currency risk; rather, the issuer assumes the risk, usually to attract U.S. investors.

The High Yield Bond Portfolio may invest in foreign currency bonds, which are bonds denominated in the local currency of a non-U.S. country and issued by foreign governments, government agencies, and companies. To the extent that the Portfolio owns foreign currency bonds, it intends to hedge its foreign currency exposure to those bonds back to the U.S. dollar. In addition to country risk, the Portfolio is subject to currency hedging risk. Currency hedging risk is the risk that the currency hedging transactions entered into by the Portfolio may not perfectly offset the Portfolio’s foreign currency exposures.

Short-Term Investment-Grade Portfolio

The Short-Term Investment-Grade Portfolio invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term investment-grade fixed income securities. The Portfolio’s 80% policy may be changed only upon 60 days’ notice to shareholders. The Portfolio is expected to maintain a dollar-weighted average maturity of 1 to 4 years.

The Portfolio may invest no more than 30% of its assets in medium-quality fixed income securities, preferred stocks, and convertible securities and no more than 5% of its assets in non-investment-grade and unrated fixed income securities, preferred stocks, and convertible securities. Non-investment-grade fixed income securities are those rated the equivalent of Moody’s Ba1 or below; unrated fixed income securities are those that are not rated by any independent rating agency.

To a limited extent, the Portfolio is exposed to event risk, which is the chance that corporate fixed income securities held by the Portfolio may suffer a substantial decline in credit quality or market value because of a restructuring of the companies that issued the securities, or because of other factors negatively affecting issuers.

The types of financial instruments that may be purchased by the Portfolio are identified and explained below.

• Corporate debt obligations—usually called bonds—represent loans by an investor to a corporation.

• U.S. government and agency bonds represent loans by investors to the U.S. Treasury Department or a wide variety of government agencies and instrumentalities. Securities issued by most U.S. government agencies are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. These agencies include, among others, the Federal Home Loan Banks (FHLBs), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by the U.S. Treasury and a small number of U.S. government agencies, such as the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government. The market values of U.S. government and agency securities and U.S. Treasury securities are subject to fluctuation.

Plain Talk About U.S. Government-Sponsored Entities

A variety of U.S. government-sponsored entities (GSEs), such as the Federal Home Loan Mortgage Corporation
(FHLMC), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Banks (FHLBs), issue debt and mortgage-backed securities. Although GSEs may be chartered or sponsored by acts of Congress, they are not funded by congressional appropriations. In September of 2008, the U.S. Treasury placed FNMA and FHLMC under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to manage their daily operations.
In addition, the U.S. Treasury entered into purchase agreements with FNMA and FHLMC to provide them with capital in exchange for senior preferred stock. Generally, their securities are neither issued by nor guaranteed by the
U.S. Treasury and are not backed by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the GSE, standing alone. In some cases, a GSE’s securities may be supported by the ability of the GSE to borrow from the Treasury, or may be supported by the U.S. government in some other way.
Securities issued by the Government National Mortgage Association (GNMA), however, are backed by the full faith and credit of the U.S. government.

• State and municipal bonds represent loans by an investor to a state or municipal government, or to one of its agencies or instrumentalities.

• Mortgage dollar rolls are transactions in which the Portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Portfolio’s returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Portfolio’s turnover rate. Mortgage dollar rolls will be used only if consistent with the Portfolio’s investment objective and risk profile.

• Cash investments is a blanket term that describes a variety of short-term fixed income investments, including money market instruments, commercial paper, bank certificates of deposit, banker’s acceptances, and repurchase agreements. Repurchase agreements represent short-term (normally overnight) loans by the Portfolio to commercial banks or large securities dealers.

• Asset-backed securities are bonds that represent partial ownership in pools of consumer or commercial loans—most often credit card, automobile, or trade receivables. Asset-backed securities, which can be types of corporate fixed income obligations, are issued by entities formed solely for that purpose, but their value ultimately depends on repayments by underlying borrowers. A primary risk of asset-backed securities is that their maturity is difficult to predict, being driven by borrowers’ prepayments.

• International dollar-denominated bonds are bonds denominated in U.S. dollars and issued by foreign governments and companies. To the extent that the Portfolio owns foreign bonds, it is subject to country risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries. Because the bond’s value is designated in dollars rather than in the currency of the issuer’s country, the Portfolio is not exposed to currency risk; rather, the issuer assumes the risk, usually to attract U.S. investors.

• Foreign currency bonds are bonds denominated in the local currency of a non-U.S. country and issued by foreign governments, government agencies, and companies. To the extent that the Portfolio owns foreign currency bonds, it will hedge its exposure to those bonds back to the U.S. dollar. In addition to country risk, the Portfolio is subject to currency hedging risk. Currency hedging risk is the risk that the currency hedging transactions entered into by the Portfolio may not perfectly offset the Portfolio’s foreign currency exposures.

• Preferred stocks distribute set dividends from the issuer. The preferred-stock holder’s claim on the issuer’s income and assets ranks before that of common-stock holders, but after that of bond holders.

• Convertible securities are bonds or preferred stocks that are convertible into, or exchangeable for, common stocks.

• Collateralized mortgage obligations (CMOs) are special bonds that are collateralized by mortgages or mortgage pass-through securities. Cash-flow rights on underlying mortgages—the rights to receive principal and interest payments—are divided up and prioritized to create short-, intermediate-, and long-term bonds. CMOs rely on assumptions about the timing of cash flows on the underlying mortgages, including expected prepayment rates. The primary risk of a CMO is that these assumptions are wrong, which would either shorten or lengthen the bond’s maturity. The Portfolio will invest only in CMOs that are believed to be consistent with its maturity and credit-quality standards.

The Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that the Portfolio may not be able to sell in the ordinary course of business. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the Fund’s board of trustees may determine that particular restricted securities are not illiquid, and those securities may then be purchased by the Portfolio without limit.

The Portfolio may also invest in fixed income futures contracts, fixed income options, interest rate swaps, total return swaps, currency swaps, credit default swaps, foreign currency exchange forwards, or other derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Portfolio as disclosed in this prospectus. The advisor will not use derivatives to change the risk exposure of the Portfolio. In particular, derivatives will be used for the Portfolio only where they may help the advisor: invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment; add value when these instruments are attractively priced; adjust sensitivity to changes in interest rates; adjust the overall credit risk of the portfolio; hedge foreign currency exposure; or actively overweight or underweight credit risk to specific bond issuers.

The Portfolio is subject to manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

Total Bond Market Index Portfolio

Because it would be very expensive and inefficient to buy and sell all securities held in its target index—which is an indexing strategy called “replication”—the Total Bond Market Index Portfolio uses index “sampling” techniques to select securities. Using computer programs, the Portfolio selects a representative sample of securities that approximates the full target index in terms of key risk factors and other characteristics. These factors include duration, cash flow, quality, and callability of the underlying bonds. In addition, the Portfolio keeps industry sector and subsector exposure within tight boundaries relative to that of its target index. Because the Portfolio does not hold all of the issues in its target index, some of the securities (and issuers) that are held will likely be overweighted (or underweighted) compared with the target index. The maximum overweight (or underweight) is constrained at the issuer level with the goal of producing well-diversified credit exposure in the Portfolio.

The Barclays U.S. Aggregate Float Adjusted Index represents a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States—including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities—all with maturities of more than 1 year. As of December 31, 2012, the Portfolio was composed of the following types of bonds:

Type of Bond	Portion of Portfolio’s Net Assets
Treasury/Agency	43.1%
Government Mortgage-Backed	25.2
Industrial	12.6
Finance	7.6
Foreign	4.8
Utilities	2.6
Asset-Backed/Commercial Mortgage-Backed	2.5
Other	1.6

The Portfolio’s policy of investing at least 80% of its assets in bonds in its target index may be changed only upon 60 days’ notice to shareholders.

Up to 20% of the Portfolio’s assets may be used to purchase nonpublic, investment-grade securities, generally referred to as 144A securities, as well as smaller public issues or medium-term notes not included in the Index because of the small size of the issue. The vast majority of these securities will have characteristics and risks similar to those in the target index. Subject to the same 20% limit, the Portfolio may also purchase other investments that are outside of its target index or may hold bonds that, when acquired, were included in the index but subsequently were removed.

The Portfolio is subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupons or interest rates before their maturity dates. The Portfolio would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Portfolio’s income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be moderate for the Portfolio.

The Total Bond Market Index Portfolio may also invest in conventional mortgage-backed securities—which are packaged by private corporations and are not guaranteed by the U.S. government—and enter into mortgage-dollar-roll transactions.

High Yield Bond Portfolio

The High Yield Bond Portfolio invests mainly in a diversified group of high-yielding, higher-risk corporate bonds, commonly known as “junk bonds,” which are mostly short- and intermediate-term. The Portfolio also invests in fixed and floating rate loans of medium- to lower-range credit quality; these loans are mostly short and intermediate term. As a result of this investment strategy, the Portfolio is subject to certain risks.

Because of its investment in junk bonds and loans, the Portfolio is subject to high credit risk, which is the chance that a bond or loan issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond or loan to decline.

Plain Talk About High-Yield Bonds

High-yield bonds, or “junk bonds,” are issued by companies or other entities whose ability to pay interest and principal on the debt in a timely manner is considered questionable. Such bonds are rated “below investment-grade” by independent rating agencies. Because they are riskier than investment-grade bonds, high-yield bonds typically must pay more interest to attract investors. Some high-yield bonds are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Some high-yield bonds were once rated as investment grade but have been downgraded to junk-bond status because of financial difficulties experienced by their issuers. Conversely, an issuer’s improving financial condition may result in an upgrading of its junk bonds to investment-grade status.

The Portfolio may invest up to 10% of its assets in trust-preferred securities, which are preferred securities issued by a special purpose trust that holds subordinated debt of the trust’s corporate parent. The interest received by the trust from the debt issued by the corporate parent is distributed to the holders of the trust-preferred securities. A trust-preferred security has characteristics of both a debt security and an equity security and generally will have the same risks as these types of securities, including market, credit, interest rate, and call risks. Trust-preferred securities typically are subordinated to the bonds and other obligations of the parent company and, therefore, may be subject to greater credit risk than such bonds and obligations.

The Portfolio may invest up to 20% of its assets in government securities and/or bonds that are rated Baa or above by Moody’s or have an equivalent rating from any other independent bond-rating agency, or, if unrated, are determined to be of comparable quality by the advisor. These are commonly referred to as investment-grade securities.

The Portfolio will only invest in bonds and loans that, at the time of initial investment, are rated Caa or higher by Moody’s or have an equivalent rating from any other independent bond-rating agency, or, if unrated, are determined to be of comparable quality by the advisor. However, the Portfolio may continue to hold bonds that have been downgraded, even if they would no longer be eligible for purchase by the Portfolio.

The Portfolio’s advisor selects bonds on a company-by-company basis, emphasizing fundamental research and a long-term investment horizon. The analysis focuses on the nature of a company’s business, its strategy, and the quality of its management. Based on this analysis, the advisor looks for companies whose prospects are stable or improving and whose bonds offer an attractive yield. Companies with improving prospects are normally more attractive because they offer better assurance of debt repayment and greater potential for capital appreciation.

The Portfolio is subject to manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

As of December 31, 2012, the Portfolio’s holdings had the following credit-quality characteristics:

Credit Quality	Percentage of Portfolio’s Net Assets
Aaa/AAA	0.0%
Baa/BBB	5.4
Ba/BB	48.5
B	38.3
Below B/Other	7.8

Bonds that are rated below Moody’s Baa or have an equivalent rating, such as those held by the Portfolio, are classified as non-investment grade. These bonds carry a high degree of risk and are considered speculative by the major rating agencies. Because of the speculative nature of junk bonds, you should carefully consider the risks associated with the Portfolio before you purchase shares.

To minimize credit risk, the Portfolio normally diversifies its holdings among debt of 150–200 separate issuers, representing many industries. As of December 31, 2012, the Portfolio held debt of 192 issuers. This diversification should lessen the negative impact to the Portfolio of a particular issuer’s failure to pay either principal or interest.

The Portfolio is subject to liquidity risk, which is the chance that the Portfolio could experience difficulties in valuing and selling illiquid high-yield bonds or loans. In the event that the Portfolio needs to sell a portfolio security during periods of infrequent trading of the security, it may not receive full value for the security.

Although it has no present plans to do so, the Portfolio may invest up to 5% of its assets in non-cash-flow-producing high-yield bonds, such as zero-coupon bonds (which pay interest only at maturity) or payment-in-kind bonds (which pay interest in the form of additional securities).

The Portfolio is subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupons or interest rates before their maturity dates. The Portfolio would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Portfolio’s income.

The Portfolio may enter into foreign currency exchange forward contracts, which are a type of derivative. A foreign currency exchange forward contract is an agreement to buy or sell a country’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Managers of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in currency exchange rates. These contracts, however, would not prevent the Portfolio’s securities from falling in value during foreign market downswings.

More on the Balanced Portfolios

The Balanced Portfolio invests in both stocks and bonds. The Conservative and Moderate Allocation Portfolios invest in shares of other Vanguard mutual funds to achieve exposure to stocks and bonds. The stock portion of the Balanced Portfolio is subject to investment style risk. The stock portion of each Portfolio is subject to stock market risk, while the bond portion of each Portfolio is subject to interest rate risk, income risk, credit risk, call risk, and prepayment risk. The bond portions of the Conservative and Moderate Allocation Portfolios are also subject to risks associated with investments in currency-hedged foreign bonds, including country/regional risk and currency hedging risk. Both portions of the Balanced Portfolio are subject to manager risk. Each Portfolio’s bond holdings help to reduce—but not eliminate—some of the stock market volatility experienced by the Portfolio. Likewise, changes in interest rates may not have as dramatic an effect on the Portfolios as they would on a portfolio made up entirely of bonds. Each Portfolio’s balanced holdings, in the long run, should result in less investment risk—and a lower investment return—than those of a portfolio investing exclusively in common stocks.

Plain Talk About Balanced Funds

Balanced funds are generally “middle-of-the-road” investments that seek to provide some combination of income, capital appreciation, and conservation of capital by investing in a mix of stocks and bonds. Because prices of stocks and bonds tend to respond differently to various economic events and influences, a balanced fund should experience less volatility than a fund investing exclusively in stocks.

Balanced Portfolio

Roughly 60% to 70% of the Portfolio’s assets are invested in stocks and the remaining 30% to 40% are invested in bonds.

For the stock portion of the Portfolio, the advisor uses extensive research to find what it considers to be undervalued stocks of established large and mid-size companies. The advisor considers a stock to be undervalued if company earnings, or potential earnings, are not fully reflected in the stock’s share price. The advisor’s goal is to identify and purchase these securities before their value is recognized by other investors. The advisor emphasizes stocks that, on average, provide a higher level of dividend income than generally provided by stocks in the overall market. By adhering to this stock selection strategy and by investing in a wide variety of companies and industries, the advisor expects to moderate overall risk. The asset-weighted median market capitalization of the Portfolio’s stock holdings as of December 31, 2012, was $62 billion.

For the bond portion of the Portfolio, the advisor selects investment-grade bonds that it believes will generate a reasonable level of current income. These may include short-, intermediate-, and long-term corporate and U.S. Treasury, government agency, and asset-backed bonds, as well as mortgage-backed securities. The advisor does not generally make large adjustments in the average maturity of the Portfolio’s bond holdings in anticipation of changes in interest rates. Although the Portfolio does not have specific maturity guidelines, the average duration of the Portfolio’s bond holdings as of December 31, 2012, was 5.9 years.

A breakdown of the Portfolio’s bond holdings (which amounted to 33.1% of the Portfolio’s net assets) as of December 31, 2012, follows:

Type of Bond	Percentage of Portfolio’s Bond Holdings
Industrial	33.1%
Finance	28.7
Treasury/Agency	13.7
Utilities	7.8
Government Mortgage-Backed	6.2
Asset-Backed/Commercial Mortgage-Backed	2.9
Foreign	2.2
Other	5.4

The advisor purchases bonds of investment-grade quality—that is, bonds rated at least Baa3 by Moody’s Investors Service, Inc., or BBB– by Standard & Poor’s—and, to a lesser extent, unrated bonds that are of comparable credit quality in the advisor’s opinion.

Although the mix of stocks and bonds varies from time to time, depending on the advisor’s view of economic and market conditions, the stock portion can be expected to represent at least 60% of the Portfolio’s holdings under normal circumstances.

The Portfolio may invest up to 25% of its assets in foreign securities, which may include depositary receipts. Foreign securities may be traded on U.S. or foreign markets. To the extent that it owns foreign securities, the Portfolio is subject to country risk and currency risk. Country risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries. In addition, the prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Conservative and Moderate Allocation Portfolios

The Allocation Portfolios are “funds of funds,” which means that each Portfolio achieves its objective by investing in other mutual funds rather than in individual securities. Each Portfolio separately invests a percentage of its assets in five other Vanguard stock and bond mutual funds. The trustees of the Fund allocate each Portfolio’s assets among the underlying funds. The trustees may authorize a Portfolio to invest in additional Vanguard funds without shareholder approval. Additionally, the trustees may increase or decrease the percentage of a Portfolio’s assets invested in any particular underlying fund without advance notice to shareholders.

Through its investments in underlying funds, each of the Allocation Portfolios indirectly owns a diversified portfolio of stocks and bonds.

Plain Talk About “Fund of Funds”

The term “fund of funds” is used to describe a mutual fund that pursues its objective by investing in other mutual funds, rather than in individual stocks or bonds. A fund of funds may charge for its own direct expenses, in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. A fund of funds is best suited for long-term investors.

Each Allocation Portfolio invests in five underlying Vanguard funds to pursue a target allocation of stocks and bonds. The table that follows illustrates the asset allocation range for each Portfolio:

Asset Allocation	Stocks	Bonds
Conservative Allocation Portfolio	40%	60%
Moderate Allocation Portfolio	60%	40%

By owning shares of other Vanguard funds, each of the Allocation Portfolios indirectly invests, to varying degrees, in U.S. stocks, with an emphasis on large-cap stocks. To a lesser extent, each of the Allocation Portfolios also invests in foreign stocks.

Through their investments in one underlying fund (Vanguard Variable Insurance Fund Equity Index Portfolio), each Portfolio holds a representative sample of the stocks that make up the S&P 500 Index, which is dominated by large-cap stocks.

Through another underlying fund (Vanguard Extended Market Index Fund), each Portfolio holds a representative sample of the stocks that make up the S&P Completion Index, which represents mid- and small-capitalization stocks. Historically, mid-and small-cap stocks have been more volatile than—and at times have performed quite differently from—large-cap stocks. This volatility is due to several factors, including the fact that smaller companies often have fewer customers and financial resources than larger firms. These characteristics can make mid-size and small companies more sensitive to economic conditions, leading to less certain growth and dividend prospects.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It’s important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. As of the calendar year ended December 31, 2012, the stocks in the underlying domestic equity funds had asset-weighted median market capitalizations exceeding $3 billion. The stocks in the underlying international equity fund had an asset-weighted median market capitalization exceeding $23 billion.

Because each Allocation Portfolio invests in Vanguard Variable Insurance Fund Equity Index Portfolio and Vanguard Extended Market Index Fund so as to gain exposure to the overall domestic stock market, an Allocation Portfolio may shift its holdings among these two underlying funds to remain proportionate with the overall domestic stock market.

By owning shares of Vanguard Total International Stock Index Fund, each Allocation Portfolio is subject to risks associated with investments in foreign stocks. For more detail on the risks associated with investing in stocks, see More on the Portfolios: More on the Stock Portfolios. For additional discussion on the risks associated with investing in stocks issued by companies located in emerging markets, see More on the Portfolios: More on the Stock Portfolios: International Portfolio.

By owning shares of Vanguard Variable Insurance Fund Total Bond Market Index Portfolio, each Allocation Portfolio indirectly invests, to varying degrees, in U.S. government and U.S. corporate bonds, as well as in mortgage-backed and asset-backed securities. For more detail on the risks associated with investing in bonds, see More on the Portfolios: More on the Bond Portfolios.

By owning shares of Vanguard Total International Bond Index Fund, each Allocation Portfolio indirectly invests in currency-hedged foreign bonds and is therefore subject to the risks associated with such investments, including country/regional risk and currency hedging risk.

The Conservative Allocation and Moderate Allocation Portfolios are subject to country/regional risk and currency hedging risk. Country/regional risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by foreign governments, government agencies, or companies. Currency hedging risk is the chance that the currency hedging transactions entered into by the underlying international bond fund may not perfectly offset the fund’s foreign currency exposure.

More on the Stock Portfolios

The Equity Income, Diversified Value, Equity Index, Mid-Cap Index, Growth, Capital Growth, Small Company Growth,

International, and REIT Index Portfolios invest mainly in common stocks, although each has its own strategies and types of holdings. To achieve exposure to common stocks, the Total Stock Market Index Portfolio invests in shares of other mutual funds.

Each stock Portfolio is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

Other than the International Portfolio, each Portfolio invests mainly in, or has exposure mainly to, stocks of U.S. companies. To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor’s 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. (You will find a chart illustrating the volatility of the international stock market on page 59.)

U.S. Stock Market Returns (1926–2012)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.8%
Worst	–43.1	–12.4	–1.4	3.1
Average	11.8	9.8	10.5	11.2

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2012. You can see, for example, that although the average annual return on common stocks for all of the 5-year periods was 9.8%, average annual returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average annual returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Portfolios in particular.

Actively Managed Portfolios

Six of the stock Portfolios are actively managed, meaning that their investment advisors buy and sell securities based on research, judgment, and analysis in an attempt to outperform the market. These six Portfolios are the Equity Income, Diversified Value, Growth, Capital Growth, Small Company Growth, and International Portfolios.

Each actively managed stock Portfolio is subject to manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

Because the Diversified Value, Growth, and Capital Growth Portfolios each tend to invest a high percentage of assets in their ten largest holdings, the Portfolios are subject to asset concentration risk, which is the chance that a Portfolio’s performance may be hurt disproportionately by the poor performance of relatively few stocks.

Investment Styles

Mutual funds that invest in stocks are often classified according to market value or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It’s important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of each of the stock Portfolios as of December 31, 2012, was:

Portfolio	Asset-Weighted Median Market Capitalization
Total Stock Market Index	$35.0 billion
Equity Income	73.3
Diversified Value	42.6
Equity Index	56.4
Mid-Cap Index	6.7
Growth	37.1
Capital Growth	42.6
Small Company Growth	1.5
International	34.0
REIT Index	8.3

Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of both.

Plain Talk About Growth Funds and Value Funds

Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to measures such as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.

Each stock Portfolio (other than the Total Stock Market Index Portfolio) is subject to investment style risk, which is the chance that returns from the types of stocks in which the Portfolio invests will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better—or worse—than the stock market in general. These periods have, in the past, lasted for as long as several years. Likewise, international stocks go through cycles of doing better—or worse—than U.S. stocks.

The following illustration shows how each of the nine Portfolios that invest in U.S. stocks generally fits into these categories. (The International Portfolio invests primarily in large-capitalization growth stocks of companies located outside the United States.)

Foreign Securities

The International Portfolio invests primarily in foreign securities. None of the other stock Portfolios typically makes significant investments in securities of companies based outside the United States. For the Equity Index, Mid-Cap Index, and REIT Index Portfolios, foreign securities will be held only to the extent that they are represented in each Portfolio’s target index. The Equity Income, Capital Growth, Diversified Value, and Small Company Growth Portfolios may each invest up to 25% of their assets in foreign securities, and the Growth Portfolio may invest up to 20% of its assets in foreign securities.

To the extent that a Portfolio owns foreign securities, it is subject to country risk and currency risk. Country risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries. In addition, the prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Equity Income Portfolio

The Equity Income Portfolio invests mainly in common stocks of mid-size and large companies whose stocks pay above-average dividends. At the time of purchase by the Portfolio, a stock can be out of favor with the investment community. Stocks purchased by the Portfolio are expected to produce a high and stable level of income and to have the potential for long-term capital appreciation.

The Portfolio uses multiple investment advisors. Each investment advisor independently selects and maintains a portfolio of common stocks for the Portfolio. These advisors employ active investment management methods, which means that securities are bought and sold according to the advisors’ evaluations of companies and their financial prospects, the prices of the securities, and the stock market and the economy in general. Each advisor will sell a security when, in the view of the advisor, it is no longer as attractive as an alternative investment. Each advisor uses a different process to select securities for its portion of the Portfolio’s assets; however, each is committed to buying stocks that it believes will produce above-average income and that, in the advisor’s opinion, have the potential for long-term capital appreciation.

Wellington Management Company, LLP (Wellington Management), which manages approximately 62% of the Portfolio’s assets, employs a fundamental security analysis approach to identify desirable individual stocks, seeking those that typically offer above-average dividend yields, below-average valuations, and the potential for dividend increases in the future.

The Vanguard Group, Inc. (Vanguard) manages approximately 33% of the Portfolio’s assets by constructing a diversified portfolio of dividend-yielding stocks based on its assessment of the relative return potential of the underlying securities. Vanguard selects securities that it believes offer a good balance between reasonable valuations and attractive growth prospects relative to their industry peers. Vanguard implements its stock selection process through the use of quantitative models to evaluate all of the securities in the Portfolio’s benchmark, FTSE High Dividend Yield Index, while maintaining a risk profile similar to that of the index.

In addition, Vanguard manages approximately 5% of the Portfolio’s assets by investing in stock index futures, which are a type of derivative, and/or shares of exchange-traded funds (ETFs), including ETF Shares of other Vanguard funds. For more details, see

Additional Information: Other Investment Policies and Risks.

Diversified Value Portfolio

The Diversified Value Portfolio invests mainly in common stocks of large- and mid-cap companies (although the advisor will occasionally select stocks with lower market capitalizations) whose stocks are considered by the advisor to be undervalued. The advisor uses traditional methods of stock selection—research and analysis—to identify undervalued securities. These stocks (called “value” stocks) often have above-average dividend yields. Undervalued stocks are generally those that are out of favor with investors and that the advisor feels are trading at prices that are below average in relation to measures such as earnings and book value.

To keep the Portfolio well diversified, the advisor generally invests no more than 15% of the Portfolio’s assets in a single industry group. The Portfolio’s overall makeup is expected to differ from that of the broad stock market in terms of industry weightings and market capitalization. Therefore, the Portfolio’s performance is likely to differ from the performance of the overall market or of broad indexes such as the S&P 500 Index.

Total Stock Market Index Portfolio

The Total Stock Market Index Portfolio is a fund of funds. The trustees of the Fund allocate the Total Stock Market Index Portfolio’s assets among the underlying funds. The trustees may authorize the Portfolio to invest in additional Vanguard funds without shareholder approval. Additionally, the trustees may increase or decrease the percentage of assets invested in any particular fund without advance notice to shareholders. Under normal circumstances, the Portfolio will invest at least 80%, and usually all or substantially all, of its assets in Vanguard Variable Insurance Fund Equity Index Portfolio and Vanguard Extended Market Index Fund, which together seek to track the Portfolio’s target index. The Portfolio’s 80% investment policy may be changed only upon 60 days’ notice to shareholders.

The Total Stock Market Index Portfolio is a stock index fund that seeks to track the performance of the S&P Total Market Index by investing all, or substantially all, of its assets in two Vanguard funds—Vanguard Variable Insurance Fund Equity Index Portfolio, which seeks to track the S&P 500 Index, and Vanguard Extended Market Index Fund, which seeks to track the S&P Completion Index. The S&P Total Market Index is a combination of the S&P 500 Index and the S&P Completion Index; it consists of substantially all of the U.S. common stocks regularly traded on the New York Stock Exchange and the Nasdaq over-the-counter market. The S&P 500 Index is dominated by stocks of large U.S. companies, and the S&P Completion Index represents mid- and small-capitalization stocks. As of December 31, 2012, the Portfolio allocated approximately 82% of its assets to Vanguard Variable Insurance Fund Equity Index Portfolio and the remaining 18% of its assets to Vanguard Extended Market Index Fund. Through its investments in underlying funds, the Portfolio indirectly owns a diversified portfolio of stocks.

Equity Index Portfolio

The Equity Index Portfolio is a stock index fund that seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks. The Portfolio employs an indexing investment approach designed to track the performance of the Standard & Poor’s 500 Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. As of December 31, 2012, these stocks represented approximately 78% of the market value of all U.S. common stocks. In seeking to fully replicate the Index’s performance, the Portfolio intends to hold each of the stocks in the Index in approximately the same proportion as its weighting in the Index. For example, if 3% of the Standard & Poor’s 500 Index were made up of the stock of a specific company, the Portfolio would invest approximately 3% of its assets in that company. All, or substantially all (but in no event less than 80%), of the Portfolio’s assets will be invested in stocks that make up the Index. The Portfolio’s 80% policy may be changed only upon 60 days’ notice to shareholders.

The actual stocks that make up the Index are chosen by Standard & Poor’s. The Index is weighted according to the market capitalization of the stocks it holds, so that the stocks with the highest market values represent the largest portion of the Index and have the heaviest influence on its performance.

Mid-Cap Index Portfolio

The Mid-Cap Index Portfolio is a stock index fund that seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks. The Portfolio employs an indexing investment approach designed to track the performance of the CRSP US Mid Cap Index, a broadly diversified index of stocks of mid-size U.S. companies. In seeking to replicate the Index’s performance, the Portfolio intends to hold each of the stocks in the Index in approximately the same proportion as its weighting in the Index. For example, if 3% of the CRSP US Mid Cap Index were made up of the stock of a specific company, the Portfolio would invest approximately 3% of its assets in that company. All, or substantially all (but in no event less than 80%), of the Portfolio’s assets will be invested in stocks that make up the Index. The actual stocks that make up the Index are chosen by CRSP. The Portfolio’s 80% policy may be changed only upon 60 days’ notice to shareholders.

Historically, mid-cap stocks have been more volatile than—and at times have performed quite differently from—the large-cap stocks that dominate the overall stock market. There is no certainty, however, that this pattern will continue in the future.

Growth Portfolio

The Growth Portfolio invests mainly in common stocks of companies that, in the advisors’ opinions, offer favorable prospects for capital appreciation. These stocks tend to produce little current income. The Portfolio generally focuses on companies that are considered large-cap by the Portfolio’s investment advisors. The Growth Portfolio uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Portfolio.

Each advisor employs active investment management methods, which means that securities are bought and sold according to the advisor’s evaluations of companies and their financial prospects, the prices of securities, and the stock market and the economy in general. Each advisor will sell a security when, in the view of the advisor, it is no longer as attractive as an alternative investment.

Delaware Investments Fund Advisers, which manages approximately 34% of the Portfolio’s assets, invests primarily in common stocks of large-capitalization, growth-oriented companies that it believes have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. The advisor uses a bottom-up approach, seeking companies that have large- end market potential, dominant business models, and strong free-cash-flow generation, that are reasonably priced compared with the intrinsic value of their securities. Delaware Investments Fund Advisers tends to hold a relatively focused portfolio with a limited number of stocks.

Wellington Management Company, LLP (Wellington Management), which manages approximately 31% of the Portfolio’s assets, employs a traditional, bottom-up fundamental research approach to identify securities that possess sustainable growth at reasonable valuations. Wellington Management identifies companies that have demonstrated above-average growth in the past or which hold the potential to achieve above-average growth in the future. The team then conducts a thorough review of each company’s business model, looking to identify companies with the potential for above-average sustainable growth. The advisor takes a long-term perspective and seeks to determine a competitive barrier to entry for each company, which will enable it to maintain its growth profile over time. A disciplined valuation analysis follows to determine which securities are attractively priced.

William Blair & Company, L.L.C. (William Blair & Company), which manages approximately 28% of the Portfolio’s assets, uses an investment process that relies on thorough, in-depth fundamental analysis. William Blair & Company invests in companies that it believes are high quality and have sustainable, above-average growth. In selecting stocks, the advisor considers some or all of the following company criteria: leadership position within the markets served, quality of the products or services provided, marketing capability, return on equity, accounting policies/financial transparency, and quality/depth of the management team.

The Vanguard Group, Inc. (Vanguard), manages a small portion (approximately 7%) of the Portfolio’s assets to facilitate cash flows to and from the Portfolio’s advisors. Vanguard typically invests its portion of the Portfolio’s assets in stock index futures and/or shares of exchange-traded funds. For more details, see Additional Information: Other Investment Policies and Risks.

Capital Growth Portfolio

The Capital Growth Portfolio invests mainly in common stocks of companies that the advisor expects to have favorable prospects for capital appreciation and that sell at attractive prices, but typically produce little current income. The Portfolio’s advisor selects common stocks that it believes have above-average earnings growth potential that is not reflected in the current market price. Companies selected for stock purchases typically have strong positions within their industries, increasing sales, improving profitability, good long-term prospects for above-average growth in earnings, and strong management teams.

Using careful analysis, the advisor attempts to quantify a company’s “fundamental value”, which is the advisor’s estimate of the financial value of the company. The advisor compares the fundamental value with the market price of the company’s stock. The advisor then decides whether or not to purchase the stock mainly on the basis of how attractive its market price is in relation to its fundamental value. Although the Portfolio invests with a long-term horizon of three to five years, the advisor may sell a stock if its market price appears to have risen above its fundamental value, if other securities appear to be more favorably priced, or if the reasons for which the stock was purchased no longer hold true.

The advisor does not try to make investment decisions based on short-term trends in the stock market. If attractively priced stocks cannot be found, the Portfolio’s cash levels will increase. Because the Portfolio’s selections are determined by an analysis of each individual stock, the Portfolio’s makeup may differ substantially from the overall market’s characteristics. For example, the proportion of the Portfolio’s assets invested in a particular industry may be significantly larger or smaller than that industry’s representation in the overall stock market.

Small Company Growth Portfolio

The Portfolio’s investment in small-company stocks generally will be within the capitalization range of the companies included in the Russell 2500 Growth Index ($28 million to $9.7 billion, as of December 31, 2012). In the future, the Index’s market capitalization range may be higher or lower, and the Portfolio’s investments may track another index. Such changes may occur at any time and without notice to Portfolio shareholders. The Portfolio’s stocks are expected to provide little or no dividend income.

The Portfolio uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Portfolio. These advisors employ active investment management methods, which means that securities are bought and sold according to the advisors’ evaluations of companies and their financial prospects, the prices of the securities, and the stock market and the economy in general. Each advisor uses a different process to select securities for its portion of the Portfolio’s assets; however, each is committed to buying stocks of small companies that, in the advisor’s opinion, have strong growth potential. The Portfolio trades stocks aggressively, which may result in higher transaction costs.

Granahan Investment Management, Inc. (Granahan), which manages approximately 69% of the Portfolio’s assets, groups securities into three categories as part of its selection process. The first category, “core growth,” emphasizes companies that have a well-known or established product or service and, as a result, have a proven record of growth and a strong market position. The second category, “pioneers,” is made up of companies that offer unique products or services, technologies that may lead to new products, or expansion into new markets. Granahan judges “pioneer” stocks based on their estimated growth potential compared with market value. The third category, “special situation,” includes companies that lack a record of strong growth but that, in Granahan’s view, are both undervalued in the market and likely to grow in the next few years. “Core growth” stocks generally make up 35% to 70% of the advisor’s share of Portfolio assets, with the other two categories generally at 10% to 35% each.

The Vanguard Group, Inc. (Vanguard) manages approximately 29% of the Portfolio’s assets by constructing a broadly diversified portfolio of small-cap domestic growth stocks based on its assessment of the relative return potential of the underlying securities. Vanguard selects securities that it believes offer a good balance between reasonable valuations and attractive earnings growth prospects relative to their small-cap domestic growth peers. Vanguard implements its stock-selection process through the use of quantitative models to evaluate all of the securities in the Portfolio’s benchmark, Russell 2500 Growth Index, while maintaining a risk profile similar to that of the Index.

In addition, Vanguard manages approximately 2% of the Portfolio’s assets by investing in stock index futures and/or shares of exchange-traded funds. For more details, see Additional Information: Other Investment Policies and Risks.

Plain Talk About Business Development Companies and “Acquired Fund Fees and Expenses”

A portfolio may invest in business development companies (BDCs), a special type of closed-end investment company that tends to invest in small, developing, financially troubled, and often private companies. Like an automaker, retailer, or any other operating company, a BDC incurs expenses such as employee salaries. These costs are not paid directly by a portfolio that owns shares in a BDC, just as the costs of labor and steel are not paid directly by a portfolio that owns shares in an automaker.

SEC rules nevertheless require that any expenses incurred by a BDC be included in a portfolio’s expense ratio as
“Acquired Fund Fees and Expenses.” The expense ratio of a portfolio that holds a BDC will need to overstate what the portfolio actually spends on portfolio management, administrative services, and other shareholder services by an amount equal to these Acquired Fund Fees and Expenses. The Acquired Fund Fees and Expenses are not included in a portfolio’s financial statements, which provide a clearer picture of a portfolio’s actual operating expenses.

International Portfolio

The International Portfolio invests mainly in common stocks of non-U.S. companies that are considered to have above-average potential for growth. The Portfolio uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Portfolio. Each advisor employs active investment management methods, which means that securities are bought and sold according to the advisor’s evaluations of companies and their financial prospects, the prices of the securities, and the stock market and the economy in general. Each advisor will sell a security when, in the view of the advisor, it is no longer as attractive as an alternative investment.

Baillie Gifford Overseas Ltd. (Baillie Gifford), which manages approximately 56% of the Portfolio’s assets, follows an investment approach based on making long-term investments in well-researched and well-managed businesses that the advisor believes enjoy sustainable competitive advantages in their marketplaces. Baillie Gifford uses a fundamental approach to identify quality growth companies. The firm considers sustainable earnings and free-cash-flow growth to be critical factors in evaluating a company’s prospects.

Companies are screened first for quality and then for value. Baillie Gifford looks for companies with attractive industry backgrounds, strong competitive positions within those industries, high-quality earnings, and a positive approach toward shareholders. The main fundamental factors considered in this bottom-up analysis are earnings growth, cash-flow growth, profitability, debt and interest coverage, and valuation.

To determine how to allocate its portion of the Portfolio’s assets geographically, Baillie Gifford constantly evaluates economic, market, and political trends worldwide. Among the factors considered are currency exchange rates, growth potential of economies and securities markets, technological developments, and political and social conditions.

Schroder Investment Management North America Inc. (Schroders), which manages approximately 29% of the Portfolio’s assets, seeks high-quality, reasonably priced securities of international companies with strong growth prospects and a sustainable competitive advantage. Schroders believes that in-depth fundamental research incorporating a comprehensive macroeconomic viewpoint is the most reliable means of finding those companies and identifying where their growth is undervalued by the market. Schroders relies on a team-oriented “matrix approach” to drive research, security selection, and portfolio construction. Initial local research draws on the extensive knowledge of, and recommendations generated by, more than 70 regional analysts located across the globe. The strongest ideas of these local analysts are then overlaid with the global perspective of an international team of global sector specialists and regionally focused managers. In Schroders’ view, this knowledge “matrix” (global sector/regional expertise) provides an optimal framework for identifying strong investment candidates and building high-quality portfolios across multiple regions and sectors. While the input of the team’s Global Sector Specialists is an important source of investment ideas and research, the investment “decision making” for the Portfolio rests with the portfolio managers.

M&G Investment Management Limited (M&G), which manages approximately 12% of the Portfolio’s assets, uses a long-term, bottom-up approach to portfolio management that focuses on quality companies with scarce assets that deliver high returns and exhibit growth potential. Scarce assets can include the traditional tangible assets (such as land or property), intangible assets (such as a strong brand or reputation), and organizational assets (such as a unique corporate culture). The team seeks to identify companies that fall into three categories: quality—high-quality companies with scarce assets that support sustainable superior returns; growth—companies that use scarce assets to grow faster than their competitors; and transforming—companies that are emerging from a heavy investment cycle that may lead to a strong rebound in returns.

The Vanguard Group, Inc. (Vanguard) manages a small portion (approximately 3%) of the Portfolio’s assets to facilitate cash flows to and from the Portfolio’s advisors. Vanguard typically invests its portion of the Portfolio’s assets in stock index futures and/or shares of exchange-traded funds. For more details, see Additional Information: Other Investment Policies and Risks.

Because it invests mainly in international stocks, the Portfolio is subject to:

Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Currency risk is especially high in emerging markets.

Conversely, when the U.S. dollar falls in value versus other currencies, returns from international stocks are enhanced because a given sum in foreign currency translates into more U.S. dollars.

The Portfolio is also subject to:

Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Portfolio may invest a large portion of its assets in securities of companies located in any one country or region, including emerging markets, its performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.

Plain Talk About International Investing

U.S. investors who invest abroad will encounter risks not typically associated with U.S. companies, because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies are not subject to the same accounting, auditing, and financial-reporting standards and practices as U.S. companies, and their stocks may not be as liquid as those of similar U.S. firms. In addition, foreign stock exchanges, brokers, and companies may be subject to less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.

International investing involves other risks and considerations, including differences in accounting, auditing, and financial reporting standards and practices; generally higher costs for trading securities; foreign withholding taxes payable on the Portfolio’s securities, which can reduce dividend income available to distribute to shareholders; and adverse changes in regulatory or legal climates.

Returns of international stocks can be as volatile as—or more volatile than—returns of U.S. stocks. To illustrate the volatility of international stock market returns for the U.S. dollar-based investor, the following table shows the best, worst, and average annual total returns for international stocks over various periods as measured by the MSCI EAFE Index, a widely used barometer of international stock market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

International Stock Market Returns
(1970–2012)
	1 Year	5 Years	10 Years	20 Years
Best	69.4%	36.1%	22.0%	15.5%
Worst	–43.4	–4.7	0.8	3.1
Average	11.4	9.7	10.4	10.7

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1970 through 2012. These average annual returns reflect past performance of international stocks; you should not regard them as an indication of future performance of either foreign markets as a whole or the Portfolio in particular.

The Portfolio may invest in foreign issuers through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or similar investment vehicles. The Portfolio may also invest in convertible securities.

REIT Index Portfolio

The REIT Index Portfolio uses an indexing investment approach. The Portfolio attempts to replicate the MSCI US REIT Index by investing all, or substantially all, of its assets in the stocks that make up the Index.

Plain Talk About REITs

Rather than directly owning properties—which can be costly and difficult to convert into cash when needed—some investors buy shares in a company that owns and manages real estate. Such a company is known as a real estate investment trust, or REIT. Unlike corporations, REITs do not have to pay income taxes if they meet certain Internal
Revenue Code requirements. To qualify, a REIT must distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages, and sales of property. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties. REITs also offer the potential for higher income than an investment in common stocks would provide. As with any investment in real estate, however, a REIT’s performance depends on several factors, such as the company’s ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. That said, returns from REITs may not correspond to returns from direct property ownership

The Portfolio holds each stock contained in the MSCI US REIT Index in approximately the same proportion as its weighting in the Index. For example, if 5% of the MSCI US REIT Index were made up of the stock of a specific REIT, the Portfolio would invest 5% of its assets in that stock.

Because it invests in stocks of REITs, the Portfolio is subject to several risks in addition to the risk of a general decline in the stock market. These risks include:

Industry concentration risk, which is the chance that the stocks of REITs will decline because of adverse developments affecting the real estate industry and real property values. Because the Portfolio concentrates its assets in REIT stocks, industry concentration risk is high.

Interest rate risk, which is the chance that REIT stock prices overall will decline because of rising interest rates.

Interest rate risk should be high for the Portfolio.

Plain Talk About Types of REITs

An equity REIT owns properties directly. Equity REITs generate income from rental and lease payments, and they offer the potential for growth from property appreciation as well as occasional capital gains from the sale of property. A mortgage REIT makes loans to commercial real estate developers. Mortgage REITs earn interest income and are subject to credit risk (that is, the chance that a developer will fail to repay a loan). A hybrid REIT holds properties and mortgages. The Portfolio invests in equity REITs only, and not in other types of REITs.

Because of its emphasis on REIT stocks, the Portfolio’s performance may, at times, be linked to the ups and downs of the real estate market. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the nation as well as different regions, and the strength of specific industries that rent properties. Ultimately, an individual REIT’s performance depends on the types and locations of the properties it owns and on how well the REIT manages its properties. For instance, rental income could decline because of extensive vacancies, increased competition from nearby properties, tenants’ failure to pay rent, or incompetent management. Property values could decrease because of overbuilding in the area, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses because of casualty or condemnation, increases in property taxes, or changes in zoning laws. Loss of IRS status as a qualified REIT may also affect an individual REIT’s performance.

The MSCI US REIT Index is made up of the stocks of publicly traded equity REITs that meet certain criteria. For example, to be included in the Index, a REIT must meet a minimum market capitalization threshold and have enough shares and trading volume to be considered liquid. In line with the Index, the Portfolio invests in equity REITs only.

As of December 31, 2012, 117 equity REITs were included in the Index. The Index is rebalanced quarterly, except when a merger, acquisition, or similar corporate action dictates same-day rebalancing. On a quarterly basis, current stocks are tested for continued compliance with the guidelines of the Index. A REIT may be removed from the Index because of a decline in market capitalization, because it becomes illiquid, or because of other changes in its status. REITs in the MSCI US REIT Index tend to be small- and mid-capitalization stocks. Like small- and mid-cap stocks in general, REIT stocks can be more volatile than the large-cap stocks that dominate the overall stock market. REIT stocks tend to have a significant amount of dividend income to soften the impact of this volatility. However, the Portfolio is subject to additional risk because of the concentration in the real estate sector. This focus on a single sector may result in more risk than that for a more diversified, multi-sector portfolio.

Stocks in the MSCI US REIT Index represent a broadly diversified range of property types. The makeup of the Portfolio, as of December 31, 2012, was as follows.

Portfolio Allocation by
REIT type	Percentage of Portfolio
Specialized	28.5%
Retail	27.1
Residential	17.7
Office	14.1
Diversified	7.6
Industrial	5.0

Additional Information

Substituting Target Indexes

Each index Portfolio reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Portfolio’s agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would represent the same market segment as the current index.

Mortgage-Backed Securities and Prepayment Risk

Call risk is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupons or interest rates before their maturity dates. A Portfolio would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Portfolio’s income. For mortgage-backed securities, this risk is known as prepayment risk.

The Total Bond Market Index Portfolio may invest a portion of its assets in mortgage-backed securities, which represent interests in underlying pools of mortgages. Unlike ordinary bonds, which generally pay a fixed rate of interest at regular intervals and then repay principal upon maturity, mortgage-backed securities pass through both interest and principal from underlying mortgages as part of their regular payments. Because the mortgages underlying the securities can be prepaid at any time by homeowners or corporate borrowers, mortgage-backed securities are subject to prepayment risk. These types of securities are issued by a number of government agencies, including the GNMA, the FHLMC, and the FNMA. Mortgage-backed securities issued by the GNMA are guaranteed by the full faith and credit of the U.S. government as to the timely payment of principal and interest; those issued by other government agencies or private corporations are not.

Because the Conservative and Moderate Allocation Portfolios invest 48% and 32%, respectively, of their assets in the Total Bond Market Index Portfolio, the Allocation Portfolios are indirectly subject to prepayment risk.

The Short-Term Investment-Grade and Balanced Portfolios may invest a portion of their assets in mortgage-backed securities and callable bonds. Call/prepayment risk should be low for both Portfolios. The High-Yield Bond Portfolio is subject to prepayment risk on fixed and floating rate loans.

Other Investment Policies and Risks

Collateralized Mortgage Obligations

The Balanced and Total Bond Market Index Portfolios may also invest in relatively conservative classes of collateralized mortgage obligations (CMOs), which offer a high degree of cash-flow predictability and a low level of vulnerability to mortgage prepayment risk. To reduce credit risk, these less-risky classes of CMOs are purchased only if they are issued by agencies of the U.S. government or issued by private companies that carry high-quality investment-grade ratings.

Convertible Securities

The Short-Term Investment-Grade, International, and Balanced Portfolios may also invest in convertible securities.

Exchange-Traded Funds and ETF Shares

Vanguard may invest a small portion of the Short-Term Investment-Grade, Total Bond Market Index, Total Stock Market Index, Equity Income, Growth, Small Company Growth, and International Portfolio’s assets in shares of stock or bond exchange-traded funds (ETFs), including ETF Shares issued by Vanguard funds. These ETFs typically provide returns similar to those of the stocks or bonds listed in an index or in a subset of an index. Vanguard may purchase ETFs when doing so will facilitate cash management, reduce a Portfolio’s transaction costs, or potentially add value because the instruments are favorably priced. Vanguard receives no additional revenue from Portfolio assets invested in ETF Shares of other Vanguard funds. Portfolio assets invested in ETF Shares are excluded when allocating to the Portfolio its share of the costs of Vanguard operations.

Derivatives

Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold, oil, or wheat), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Portfolio to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.

Each Portfolio may invest in derivatives. In general, derivatives may involve risks different from, and possibly greater than, those of a Portfolio’s other investments.

Plain Talk About Derivatives

Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily.
Nonstandardized derivatives (such as swap agreements and foreign currency exchange forward contracts), on the other hand, tend to be more specialized or complex, and may be harder to value.

Total Bond Market Index, Short-Term Investment-Grade, and High Yield Bond Portfolios

The Total Bond Market Index, Short-Term Investment-Grade, and High Yield Bond Portfolios may invest in fixed income futures contracts, fixed income options, interest rate swaps, total return swaps, credit default swaps, currency swaps, foreign currency exchange forwards, or other derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of each Portfolio as disclosed in this prospectus. In particular, derivatives will be used for the Total Bond Market Index, Short-Term Investment-Grade, and High Yield Bond Portfolios only where they may help the advisor invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment; add value when these instruments are attractively priced; hedge foreign currency exposure; or adjust sensitivity to changes in interest rates; and in addition, for the Short-Term Investment-Grade Portfolio only, adjust the overall credit risk of the Portfolio or actively overweight or underweight credit risk to specific bond issuers.

Balanced Portfolio

The Balanced Portfolio may invest a portion of its total assets in bond futures contracts, options, straddles, credit swaps, interest rate swaps, total rate of return swaps, and other types of derivatives. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Other Portfolios (Excluding the Money Market Portfolio)

All of the other Portfolios (excluding the Money Market Portfolio) may invest, to a limited extent, in futures and options contracts, which are types of derivatives. These Portfolios will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns. The Total Stock Market Index, Equity Index, Mid-Cap Index, and REIT Index Portfolios use futures only for the purpose of tracking their target indexes.

The Balanced, Equity Income, Diversified Value, Growth, Small Company Growth, Capital Growth, and International Portfolios may enter into foreign currency exchange forward contracts, which are a type of derivative. A foreign currency exchange forward contract is an agreement to buy or sell a country’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Managers of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in currency exchange rates. These contracts, however, would not prevent a Portfolio’s securities from falling in value during foreign market downswings.

Cash Management

Each Portfolio’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Portfolio bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures

Each Portfolio (except the Money Market Portfolio and the Allocation Portfolios) may temporarily depart from its normal investment policies and strategies when an advisor believes that doing so is in the Portfolio’s best interest, so long as the alternative is consistent with the Portfolio’s investment objective. For instance, the Portfolio may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Portfolio’s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Portfolio receives large cash flows that it cannot prudently invest immediately (applicable to all Portfolios other than the Allocation Portfolios) or if the Portfolio is transitioning assets from one advisor to another (applicable to all Portfolios except the Total Bond Market Index, Total Stock Market Index, Equity Index, Mid-Cap Index, REIT Index, and Allocation Portfolios).

In addition, each Portfolio, other than the five index Portfolios and the Allocation Portfolios, may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash, commercial paper, or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

Frequent Trading or Market-Timing

Background

Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of a fund’s shares and price movement in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by an investor engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund investors, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to Address Frequent Trading

The Vanguard funds (other than money market funds and short-term bond funds, excluding Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, excluding Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to Vanguard ETF® Shares because frequent trading in ETF Shares does not disrupt portfolio management or otherwise harm fund investors. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because of a history of frequent trading by the investor or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Certain Vanguard funds charge investors purchase and/or redemption fees on transactions.

You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in a Portfolio for their clients, we cannot monitor the individual clients’ trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of portfolio shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.

See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.

Each Portfolio (other than the Money Market Portfolio), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section of this prospectus and the prospectuses of the underlying funds of the funds of funds, respectively. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

A mutual fund’s turnover rate is a measure of its trading activity. The Portfolios may sell securities regardless of how long they have been held. The turnover rates for the Portfolios can be found in the Financial Highlights section of this prospectus, except for the Money Market Portfolio, whose turnover rate is not meaningful because of the very short-term nature of its holdings. A turnover rate of 100% would occur, for example, if a Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in a fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions, dealer markups, and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.

The Portfolios and Vanguard

Vanguard Variable Insurance Fund is a member of The Vanguard Group, a family of more than 180 mutual funds holding assets of approximately $2.2 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

The Conservative Allocation, Moderate Allocation, and Total Stock Market Index Portfolios indirectly bear a proportionate share of the expenses of the underlying funds in which they invest. However, their direct expenses are expected to be very low or zero. These Portfolios may operate without incurring direct expenses because Vanguard will reimburse each Portfolio for (1) the Portfolio’s contribution to the cost of operating the underlying funds in which it invests, and (2) savings in administrative and marketing costs that Vanguard expects to derive from the Portfolio’s operations.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisors

The Vanguard Group, Inc.

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, provides investment advisory services on an at-cost basis to 11 of the Portfolios of Vanguard Variable Insurance Fund. As of December 31, 2012, Vanguard managed approximately $1.7 trillion in assets.

Mortimer J. Buckley, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard’s Equity Investment and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Mr. Buckley joined Vanguard in 1991 and has held various senior leadership positions with Vanguard. He received his A.B. in Economics from Harvard and an M.B.A. from Harvard Business School.

Joseph Brennan, CFA, Principal of Vanguard and head of Vanguard’s Equity Index Group. He has oversight responsibility for all equity index funds managed by the Equity Investment Group. He first joined Vanguard in 1991. He received his B.A. in economics from Fairfield University and an M.S. in finance from Drexel University.

John Ameriks, Ph.D., Principal of Vanguard and head of Vanguard’s Active Equity Group. He has oversight responsibility for all active quantitative equity funds managed by the Equity Investment Group. He joined Vanguard in 2003. He received his A.B. in economics from Stanford University and a Ph.D. in economics from Columbia University.

Robert F. Auwaerter, Principal of Vanguard and head of Vanguard’s Fixed Income Group. He has direct oversight responsibility for all money market funds, bond funds, and stable value portfolios managed by the Fixed Income Group. He has managed investment portfolios since 1978 and has been with Vanguard since 1981. He received his B.S. in Finance from The Wharton School of the University of Pennsylvania and an M.B.A. from Northwestern University.

Kenneth E. Volpert, CFA, Principal of Vanguard and head of Vanguard’s Taxable Bond Group. He has direct oversight responsibility for all taxable bond funds managed by the Fixed Income Group. He has managed investment portfolios since 1982 and has been with Vanguard since 1992. He received his B.S. from the University of Illinois and an M.B.A. from the University of Chicago.

Vanguard, through its Fixed Income Group, provides investment advisory services for the Money Market, Short-Term Investment-Grade, and Total Bond Market Index Portfolios. The managers primarily responsible for the day-to-day management of these Portfolios are: William D. Baird, Portfolio Manager. He has worked in investment management since 1988; has managed investment portfolios since 1993; and has co-managed the Total Bond Market Index Portfolio since joining Vanguard in 2008. Education: B.A., Rutgers University; M.B.A., Stern School of Business at New York University.

Joshua C. Barrickman, CFA, Principal of Vanguard and head of Vanguard’s Bond Index Group. He has been with Vanguard since 1998; has worked in investment management since 1999; has managed investment portfolios since 2005; and has co-managed the Total Bond Market Index Portfolio since 2013. Education: B.S., Ohio Northern University; M.B.A., Lehigh University.

John C. Lanius, Portfolio Manager for Vanguard. He has been with Vanguard since 1996; has worked in investment management since 1997; and has managed investment portfolios, including the Money Market Portfolio, since 2004. Education: B.A., Middlebury College.

Gregory S. Nassour, CFA, Principal of Vanguard. He has been with Vanguard since 1992; has worked in investment management since 1994; has managed investment portfolios since 2001; and has managed the Short-Term Investment-Grade Portfolio since 2002. Education: B.S., West Chester University; M.B.A., St. Joseph’s University.

For the fiscal year ended December 31, 2012, the Money Market Portfolio’s advisory expenses represented an effective annual rate of 0.01% of the Portfolio’s average net assets.

For the fiscal year ended December 31, 2012, the Short-Term Investment-Grade Portfolio’s advisory expenses represented an effective annual rate of 0.01% of the Portfolio’s average net assets.

For the fiscal year ended December 31, 2012, the Total Bond Market Index Portfolio’s advisory expenses represented an effective annual rate of 0.01% of the Portfolio’s average net assets.

Vanguard, through its Equity Investment Group, provides investment advisory services for the Equity Income, Equity Index, Mid-Cap Index, Small Company Growth, and REIT Index Portfolios. Vanguard also provides investment advisory services for the Conservative Allocation, Moderate Allocation, and Total Stock Market Index Portfolios, the funds of funds, by (1) maintaining each Portfolio’s allocation to its underlying investments, and (2) providing investment advisory services to those underlying funds. The managers primarily responsible for the day-to-day management of these Portfolios are: Donald M. Butler, CFA, Principal of Vanguard. He has been with Vanguard since 1992; has managed investment portfolios since 1997; and has managed the Mid-Cap Index Portfolio since its inception in 1999. Education: B.S.B.A., Shippensburg University.

Michael H. Buek, CFA, Principal of Vanguard. He has been with Vanguard since 1987; has managed investment portfolios since 1991; and has co-managed the Conservative Allocation, Moderate Allocation, and Total Stock Market Index Portfolios since 2013. Education: B.S., University of Vermont; M.B.A., Villanova University.

William Coleman, Portfolio Manager. He has worked in investment management since joining Vanguard in 2006, and has co-managed the Conservative Allocation, Moderate Allocation, and Total Stock Market Index Portfolios since 2013. Education: B.S., King’s College; M.B.A., St. Joseph’s University.

Walter Nejman, Portfolio Manager. He has been with Vanguard since 2005; has worked in investment management since 2008; and has co-managed the Conservative Allocation, Moderate Allocation, and Total Stock Market Index Portfolios since 2013. Education: B.A., Arcadia University; M.B.A., Villanova University.

Ryan E. Ludt, Principal of Vanguard. He has been with Vanguard since 1997 and has managed investment portfolios, including the Equity Index Portfolio, since 2000. Education: B.S., The Pennsylvania State University.

Gerard C. O’Reilly, Principal of Vanguard. He has been with Vanguard since 1992; has managed investment portfolios since 1994; and has managed the REIT Index Portfolio since its inception in 1999. Education: B.S., Villanova University.

Michael R. Roach, CFA, Portfolio Manager. He has been with Vanguard since 1998; has worked in investment management since 2001; and has co-managed a portion of the Equity Income and Small Company Growth Portfolios since 2012. Education: B.S., Bloomsburg University; M.S., Drexel University.

James P. Stetler, Principal of Vanguard. He has been with Vanguard since 1982; has worked in investment management since 1996; has managed investment portfolios, including a portion of the Equity Income Portfolio, since 2003 (co-managed since 2012); and has managed a portion of the Small Company Growth Portfolio since 2008 (co-managed since 2012). Education: B.S., Susquehanna University; M.B.A., Saint Joseph’s University.

James D. Troyer, CFA, Principal of Vanguard. He has managed investment portfolios since 1986; has been with Vanguard since 1989; and has co-managed a portion of the Equity Income and Small Company Growth Portfolios since 2012. Education: A.B., Occidental College.

For the fiscal year ended December 31, 2012, the Equity Index Portfolio’s advisory expenses represented an effective annual rate of 0.01% of the Portfolio’s average net assets.

For the fiscal year ended December 31, 2012, the Mid-Cap Index Portfolio’s advisory expenses represented an effective annual rate of 0.02% of the Portfolio’s average net assets.

For the fiscal year ended December 31, 2012, the REIT Index Portfolio’s advisory expenses represented an effective annual rate of 0.01% of the Portfolio’s average net assets.

Vanguard employs nine independent investment advisors to manage eight of the Portfolios of Vanguard Variable Insurance Fund.

Wellington Management Company, LLP

Wellington Management Company, LLP (Wellington Management), 280 Congress Street, Boston, MA 02210, provides investment advisory services for the High Yield Bond, Balanced, Equity Income, and Growth Portfolios. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2012, Wellington Management had investment management authority with respect to approximately $758 billion in assets. The firm manages each Portfolio subject to the supervision and oversight of Vanguard and the Fund’s board of trustees.

The managers primarily responsible for the day-to-day management of these Portfolios are:

Edward P. Bousa, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management. He has worked in investment management since 1984; has managed assets for Wellington Management and has assisted in the management of the Balanced Portfolio since 2000; and has managed the stock portion of the Balanced Portfolio since 2003. Education: B.A., Williams College; M.B.A., Harvard Business School.

Michael L. Hong, CFA, Vice President and Fixed Income Portfolio Manager of Wellington Management. He has managed fixed income portfolios for Wellington Management since 1997 and has managed the High Yield Bond Portfolio since 2008. Education: A.B., Harvard College.

John C. Keogh, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management. He has worked in investment management since 1979; has been with Wellington Management since 1983; and has managed the bond portion of the Balanced Portfolio since 2003. Education: B.A., Tufts University.

W. Michael Reckmeyer, III, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management. He has worked in investment management since 1984; has been with Wellington Management since 1994; and has managed a portion of the Equity Income Portfolio since 2007. Education: B.S. and M.B.A., University of Wisconsin.

Andrew J. Shilling, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management. He has worked in investment management for Wellington Management since 1994; has managed investment portfolios since 2000; and has managed a portion of the Growth Portfolio since 2010. Education: B.A., Amherst College; M.B.A., Tuck School of Business, Dartmouth College.

Wellington Management’s advisory fee for the High Yield Bond Portfolio is paid quarterly and is a percentage of average daily net assets under management during the most recent fiscal quarter.

The Balanced Portfolio pays Wellington Management a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets under management during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of the Portfolio relative to that of a Composite Stock/Bond Index over the preceding 36-month period. The Index is a composite benchmark, weighted 65% in the Standard & Poor’s 500 Index and 35% in the Barclays U.S. Credit A or Better Bond Index. When the performance adjustment is positive, the Portfolio’s expenses increase; when it is negative, expenses decrease.

For the fiscal year ended December 31, 2012, the advisory fee paid to Wellington Management with respect to the High Yield Bond Portfolio represented an effective annual rate of 0.06% of the Portfolio’s average net assets.

For the fiscal year ended December 31, 2012, the advisory fee paid to Wellington Management with respect to the Balanced Portfolio represented an effective annual rate of 0.06% of the Portfolio’s average net assets, before a performance-based decrease of 0.01%.

Wellington Management Company, LLP, and The Vanguard Group, Inc.

Wellington Management and Vanguard’s Equity Investment Group each provide investment advisory services for the Equity Income Portfolio. The Portfolio uses a multimanager approach. Each advisor independently manages its assigned portion of the Portfolio’s assets, subject to the supervision and oversight of Vanguard and the Fund’s board of trustees. The board of trustees designates the proportion of Portfolio assets to be managed by each advisor and may change these proportions at any time.

The Portfolio pays Wellington Management a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The performance adjustment, also paid quarterly, is based on the cumulative total return of the advisor’s portion of the Portfolio relative to that of the FTSE High Dividend Yield Index over the preceding 36-month period. When the performance adjustment is positive, the Portfolio’s expenses increase; when it is negative, expenses decrease. The Portfolio pays Vanguard on an at-cost basis for the investment advisory and other services Vanguard provides.

For the fiscal year ended December 31, 2012, the aggregate advisory fees and expenses represented an effective annual rate of 0.09% of the Equity Income Portfolio’s average net assets, before a performance-based increase of less than 0.01%.

Barrow, Hanley, Mewhinney & Strauss, LLC

Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow, Hanley), 2200 Ross Avenue, 31st Floor, Dallas, TX 75201, provides investment advisory services for the Diversified Value Portfolio. Barrow, Hanley, an investment advisory firm founded in 1979, managed approximately $68 billion in stock and bond portfolios as of December 31, 2012. Barrow, Hanley manages the Portfolio subject to the supervision and oversight of Vanguard and the Fund’s board of trustees.

The managers primarily responsible for the day-to-day management of the Diversified Value Portfolio are:

James P. Barrow, Founding Partner of Barrow, Hanley. He has managed investment portfolios since 1963; has been with Barrow, Hanley since 1979; and has managed the Portfolio since its inception in 1999. Education: B.S., University of South Carolina.

Jeff G. Fahrenbruch, CFA, Managing Director of Barrow, Hanley. He has worked in investment management since 1997; has been with Barrow, Hanley since 2002; has managed investment portfolios since 2012; and has served as an associate portfolio manager of the Portfolio since 2013. Education: B.B.A., University of Texas.

David W. Ganucheau, CFA, Managing Director of Barrow, Hanley. He has worked in investment management since 1996; has been with Barrow, Hanley since 2004; has managed investment portfolios since 2012; and has served as an associate portfolio manager of the Portfolio since 2013. Education: B.B.A., Southern Methodist University.

The Portfolio pays the advisor a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets under management during the most recent fiscal quarter. The performance adjustment, also paid quarterly, is based on the cumulative total return of the Portfolio relative to that of the MSCI US Prime Market 750 Index over the preceding 36-month period. When the performance adjustment is positive, the Portfolio’s expenses increase; when it is negative, expenses decrease.

For the fiscal year ended December 31, 2012, the advisory fee paid to Barrow, Hanley represented an effective annual rate of 0.12% of the Diversified Value Portfolio’s average net assets, before a performance-based decrease of 0.01%.

Delaware Investments Fund Advisers

Delaware Investments Fund Advisers, 2005 Market Street, Philadelphia, PA 19103, provides investment advisory services for the Growth Portfolio. Delaware Investments Fund Advisers, a series of Delaware Management Business Trust, is an investment management firm and a subsidiary of Delaware Management Holdings, Inc. (“DMHI”). DMHI is a subsidiary, and subject to the ultimate control, of Macquarie Group, Limited. ("Macquarie"). Macquarie is a Sydney, Australia-headquartered global provider of banking, financial, advisory, and investment services. “Delaware Investments” refers to DMHI and its subsidiaries. As of December 31, 2012, Delaware Investments managed approximately $179.8 billion in assets.

The managers primarily responsible for the day-to-day management of the Growth Portfolio are:

Christopher J. Bonavico, CFA, Vice President, Senior Portfolio Manager, and Equity Analyst at Delaware Investments Fund Advisers. He has worked in investment management since 1988; has managed investment portfolios since joining Delaware Investments Fund Advisers in 2005; and has co-managed a portion of the Portfolio since 2010. Education: B.S., University of Delaware.

Christopher M. Ericksen, CFA, Vice President, Portfolio Manager, and Equity Analyst at Delaware Investments Fund Advisers. He has worked in investment management since 1994; has managed investment portfolios since 2004; has been with Delaware Investments Fund Advisers since 2005; and has co-managed a portion of the Portfolio since 2010. Education: B.S., Carnegie Mellon University.

Daniel J. Prislin, CFA, Vice President, Senior Portfolio Manager, and Equity Analyst at Delaware Investments Fund Advisers. He has worked in investment management since 1994; has managed investment portfolios since 1996; has been with Delaware Investments Fund Advisers since 2005; and has co-managed a portion of the Portfolio since 2010. Education: B.S. and M.B.A., University of California at Berkeley.

Jeffrey S. Van Harte, CFA, Senior Vice President, Chief Investment Officer—Focus Growth Equity at Delaware Investments Fund Advisers. He has worked in investment management since 1980; has managed investment portfolios since 1984; has been with Delaware Investments Fund Advisers since 2005; and has co-managed a portion of the Portfolio since 2010. Education: B.A., California State University at Fullerton.

William Blair & Company, L.L.C.

William Blair & Company, L.L.C. (William Blair & Company), 222 West Adams Street, Chicago, IL 60606, provides investment advisory services for the Growth Portfolio. William Blair & Company is an independently owned, full-service investment management firm founded in 1935. It manages assets for mutual funds, public and private employee benefits plans, foundations, endowments, institutions, and separate accounts. William Blair & Company managed approximately $50 billion in assets as of December 31, 2012.

The managers primarily responsible for the day-to-day management of the Growth Portfolio are:

James Golan, CFA, Partner and Portfolio Manager of William Blair & Company. He has worked in investment management since 1988; has been with William Blair & Company since 2000; has managed investment portfolios since 2005; and has co-managed a portion of the Portfolio since 2010. Education: B.A., DePauw University; M.B.A., J.L. Kellogg Graduate School of Management, Northwestern University.

David Ricci, CFA, Partner and Portfolio Manager of William Blair & Company. He has worked in investment management at William Blair & Company since 1994; has managed investment portfolios since 2005; and has co-managed a portion of the Portfolio since 2011. Education: Sc. B., Brown University; M.B.A., Harvard Business School.

Delaware Investments Fund Advisers, Wellington Management Company, LLP, and William Blair & Company, L.L.C.

Delaware Investments Fund Advisers, Wellington Management, and William Blair & Company each provide investment advisory services for the Growth Portfolio. The Portfolio uses a multimanager approach. Each advisor independently manages its assigned portion of the Portfolio’s assets, subject to the supervision and oversight of Vanguard and the Fund’s board of trustees. The board of trustees designates the proportion of Portfolio assets to be managed by each advisor and may change these proportions at any time.

The Portfolio pays each of its investment advisors a base fee plus or minus a performance adjustment. Each base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the Portfolio relative to that of the Russell 1000 Growth Index over the preceding 36-month period (60-month period for William Blair & Company). When the performance adjustment is positive, the Portfolio’s expenses increase; when it is negative, expenses decrease.

For the fiscal year ended December 31, 2012, the aggregate advisory fees represented an effective annual rate of 0.14% of the Growth Portfolio’s average net assets, before a performance-based decrease of 0.01%.

PRIMECAP Management Company

PRIMECAP Management Company (PRIMECAP), 225 South Lake Avenue, Suite 400, Pasadena, CA 91101, provides investment advisory services to the Capital Growth Portfolio. An investment advisory firm founded in 1983, PRIMECAP also provides investment advisory services to endowment funds, employee benefits plans, mutual funds, and foundations unrelated to Vanguard. PRIMECAP managed approximately $64 billion in assets as of December 31, 2012. PRIMECAP manages the Portfolio subject to the supervision and oversight of Vanguard and the Fund’s board of trustees.

The managers primarily responsible for the day-to-day management of the Capital Growth Portfolio are:

Theo A. Kolokotrones, Vice Chairman of PRIMECAP. He has worked in investment management since 1970; has managed assets since 1979; has been with PRIMECAP since 1983; and has co-managed the Portfolio since its inception in 2002. Education: B.A., University of Chicago; M.B.A., Harvard Business School.

Joel P. Fried, President of PRIMECAP. He has worked in investment management since 1985; has been with PRIMECAP since 1986; has managed assets since 1987; and has co-managed the Portfolio since its inception in 2002. Education: B.S., University of California, Los Angeles; M.B.A., Anderson Graduate School of Business, University of California, Los Angeles.

Mitchell J. Milias, Chairman of PRIMECAP. He has worked in investment management since 1964; has managed assets since 1967; has been with PRIMECAP since 1983; and has co-managed the Portfolio since its inception in 2002. Education: B.S., Stanford University; M.B.A., Harvard Business School.

Alfred W. Mordecai, Executive Vice President of PRIMECAP. He has worked in investment management and has been with PRIMECAP since 1997; has managed assets since 1999; and has co-managed the Portfolio since its inception in 2002. Education: B.S.E., Duke University; M.E.A., Virginia Polytechnic Institute and State University; M.B.A., Harvard Business School.

M. Mohsin Ansari, Senior Vice President of PRIMECAP. He has worked in investment management and has been with PRIMECAP since 2000; has managed assets and has co-managed the Portfolio since 2007. Education: B.A., Colgate University; B.S., Washington University; M.B.A., Harvard Business School.

Each of these five individuals manages his portion of the Portfolio autonomously; there is no decision-making by committee. A small portion of the Portfolio’s assets is co-managed by individuals in PRIMECAP’s research department.

PRIMECAP’s advisory fee is paid quarterly and is a percentage of average daily net assets under management during the most recent fiscal quarter.

For the fiscal year ended December 31, 2012, the advisory fee paid to PRIMECAP represented an effective annual rate of 0.15% of the Capital Growth Portfolio’s average net assets.

Granahan Investment Management, Inc. and The Vanguard Group, Inc.

Granahan Investment Management, Inc. (Granahan), 275 Wyman Street, Waltham, MA 02451, and Vanguard’s Equity Investment Group each provide investment advisory services for the Small Company Growth Portfolio.

Granahan, an investment advisory firm founded in 1985, is a Massachusetts corporation. Granahan managed approximately $3 billion in assets as of December 31, 2012.

The Portfolio uses a multimanager approach. Each advisor independently manages its assigned portion of the Portfolio’s assets subject to the supervision and oversight of Vanguard and the Fund’s board of trustees. The board of trustees designates the proportion of Portfolio assets to be managed by each advisor and may change these proportions at any time.

The managers primarily responsible for the day-to-day management of the Granahan portion of the Small Company Growth Portfolio are:

John J. Granahan, CFA, co-Founder and Chairman of Granahan. He has worked in investment management since 1960; has been with Granahan since 1985; and has co-managed a portion of the Portfolio since its inception in 1996. Education: B.A., St. Joseph’s University; Graduate Fellow of Catholic University of America.

Robert F. Granahan, CFA, Vice President of Granahan. He has worked in investment management and has been with Granahan since 1995 and has co-managed a portion of the Portfolio since 2004. Education: B.A., Tufts University; M.B.A., New York University.

Gary C. Hatton, CFA, co-Founder and Chief Investment Officer of Granahan. He has worked in investment management since 1982; has been with Granahan since 1985; and has co-managed a portion of the Portfolio since its inception in 1996. Education: B.S., University of Rhode Island; M.S., University of Wisconsin.

Jane M. White, co-Founder, President, and Chief Executive Officer of Granahan. She has worked in investment management since 1980; has been with Granahan since 1985; and has co-managed a portion of the Portfolio since its inception in 1996. Education: B.A., Boston University.

The Portfolio pays Granahan a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The performance adjustment, also paid quarterly, is based on the cumulative total return of the advisor’s portion of the Portfolio relative to that of the Russell 2500 Growth Index over the preceding 36-month period. When the performance adjustment is positive, the Portfolio’s expenses increase; when it is negative, expenses decrease. The Portfolio pays Vanguard on an at-cost basis for the investment advisory services Vanguard provides.

For the fiscal year ended December 31, 2012, the aggregate advisory fees and expenses represented an effective annual rate of 0.13% of the Small Company Growth Portfolio’s average net assets, before a performance-based increase of 0.02%.

Baillie Gifford Overseas Ltd., M&G Investment Management Limited, and Schroder Investment Management North America Inc.

Baillie Gifford Overseas Ltd. (Baillie Gifford), Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland; M&G Investment Management Limited (M&G), Laurence Pountney Hill, London, EC4R 0HH, England; and Schroder Investment Management North America Inc. (Schroders), 875 Third Avenue, 22nd Floor, New York, NY 10022-6225 each provide investment advisory services for the International Portfolio.

Baillie Gifford is an investment advisory firm founded in 1983. It is wholly owned by a Scottish investment company, Baillie Gifford & Co., which was founded in 1908. Baillie Gifford & Co. is one of the largest independently owned investment management firms in the United Kingdom and manages money primarily for institutional clients. Baillie Gifford began managing a portion of the Portfolio in 2003. As of December 31, 2012, Baillie Gifford & Co. had assets under management that totaled approximately $138 billion.

M&G is an advisory firm and wholly owned subsidiary of the Prudential plc. M&G is a company incorporated in the United Kingdom, based in London, England, and is not affiliated in any manner with Prudential Financial, Inc., a company whose principal place of business is in the United States. M&G, a separate business unit within the Prudential Group, launched Great Britain’s first unit trust (mutual fund) in 1931. M&G began managing a portion of the Portfolio in 2008. As of December 31, 2012, M&G managed approximately $369 billion in assets.

Schroders is a registered investment advisor that is part of a worldwide group of financial services companies that are wholly owned by Schroders plc. Schroders currently serves as investment advisor to the Portfolio, other mutual funds, and a broad range of institutional investors. As of December 31, 2012, Schroders plc, together with its affiliated companies, managed approximately $345 billion in assets. Schroder Investment Management North America Ltd. (Schroder Limited), 31 Gresham Street, London, EC2V 7QA, England, serves as the sub-advisor for the Schroders portion of the Portfolio.

The Portfolio uses a multimanager approach to investing its assets. Each advisor independently manages its assigned portion of the Portfolio’s assets, subject to the supervision and oversight of Vanguard and the Fund’s board of trustees. The board of trustees designates the proportion of Portfolio assets to be managed by each advisor and may change these proportions at any time.

The managers primarily responsible for the day-to-day management of the International Portfolio are:

James K. Anderson, Partner of Baillie Gifford & Co. (the 100% owner of Baillie Gifford Overseas Ltd.) and Head of Global Equities. He has managed assets with Baillie Gifford since 1985 and has managed a portion of the Portfolio since 2003 (co-managed since 2013). Education: B.A., University College, Oxford; Diploma, Bologna Center of Johns Hopkins University; M.A., Carleton Ottawa University.

Kave Sigaroudinia, Partner of Baillie Gifford & Co. (the 100% owner of Baillie Gifford Overseas Ltd.). He has worked in investment management with Baillie Gifford since 1999; has managed investment portfolios since 2001; and has co-managed a portion of the Portfolio since 2013. Education: M.A., University of Edinburgh.

Greg Aldridge, Portfolio Manager at M&G. He has worked in investment management with M&G since 2004; has managed investment portfolios since 2007; and has managed a portion of the Portfolio since 2008. Education: M.A., Cambridge University; M.B.A., INSEAD.

Virginie Maisonneuve, CFA, Head of Schroders’ Global and International Equities. She has worked in investment management and has managed assets since 1987; has managed assets for Schroders since 2004; and has co-managed a portion of the Portfolio since 2005. Education: a degree from the People’s University in Beijing, China, and a Diplôme de Grande Ecole de Commerce (equivalent to an M.B.A.) from the ESLSCA in Paris, France.

Simon Webber, CFA, Portfolio Manager of Schroders’ Global and International Equities. He has worked in investment management since 1999; has managed assets for Schroders since 2001; and has co-managed a portion of the Portfolio since 2009. Education: B.Sc. University of Manchester.

The Portfolio pays each of its investment advisors a base fee plus or minus a performance adjustment. Each base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the

Portfolio relative to that of the MSCI ACWI ex USA over the preceding 36-month period. When the performance adjustment is positive, the Portfolio’s expenses increase; when it is negative, expenses decrease.

Schroders pays 59% of its advisory fee to Schroder Limited for providing sub-advisory services.

For the fiscal year ended December 31, 2012, the aggregate advisory fees represented an effective annual rate of 0.15% of the International Portfolio’s average net assets, before a performance-based increase of 0.04%.

All Investment Advisors

Under the terms of an SEC exemption, the Fund’s board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in a Portfolio’s advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund’s sponsor and overall manager, The Vanguard Group may provide additional investment advisory services to any Portfolio, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing investment advisory agreement be revised.

For a discussion of why the board of trustees approved each Portfolio’s investment advisory arrangements, see Vanguard Variable Insurance Fund’s most recent semiannual report to shareholders covering the fiscal period ended June 30.

The Fund’s Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Portfolios.

Taxes

Each Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that fund your variable annuity or variable life insurance contract. The tax consequences to you of your investment in a Portfolio depend on the provisions of the annuity or life insurance contract through which you invest; please refer to the prospectus of such contract for more information.

Each Portfolio intends to operate in such a manner that a separate account investing only in Portfolio shares will result in the variable annuity and variable life insurance contracts supported by that account receiving favorable tax treatment. This favorable treatment means that you will generally not be taxed on Portfolio distributions or proceeds on dispositions of Portfolio shares received by the separate account funding your contract. In order to qualify for this favorable treatment, the insurance company separate accounts that invest in the Portfolios must satisfy certain requirements. If a Portfolio funding your contract does not meet such requirements, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable currently to you. Also, if the IRS were to determine that contract holders have an impermissible level of control over the investments funding their contracts, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable currently to you. Please see the Vanguard Variable Insurance Funds’ Statement of Additional Information for more information.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of a Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolios do not transact purchase or redemption requests. However, on those days the value of a Portfolio’s assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open. The underlying Vanguard funds in which the Total Stock Market Index and Allocation Portfolios invest also do not calculate their NAV on days when the Exchange is closed but the value of their assets may be affected to the extent that they hold foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Debt securities held by a Vanguard portfolio are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a portfolio’s cash, and the instruments held by a money market portfolio, are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a portfolio are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a portfolio are based on the market value of the shares.

When a portfolio determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A portfolio also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the portfolio’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement), or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the portfolio’s pricing time or if a security does not trade in the course of a day, and (2) the portfolio holds enough of the security that its price could affect the portfolio’s NAV. A portfolio may use fair-value pricing with respect to its fixed income securities on bond market holidays when the portfolio is open for business (such as Columbus Day and Veterans Day).

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair-value pricing is not used by the Money Market Portfolio. The prospectuses for the underlying funds in which the Conservative Allocation, Moderate Allocation, and Total Stock Market Index Portfolios invest explain the circumstances under which the underlying funds will use fair-value pricing and the effects of doing so.

Although the stable share price is not guaranteed, the NAV of Vanguard Money Market Portfolio is expected to remain at $1 per share. Instruments are purchased and managed with that goal in mind.

Each Portfolio’s NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

Financial Highlights

The following financial highlights tables are intended to help you understand each Portfolio’s financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). The information for the six-month period ended June 30, 2013, has not been audited by an independent registered public accounting firm. The information for all periods in each table through December 31, 2012, has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Portfolios’ financial statements, is included in the Vanguard Variable Insurance Fund’s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at vanguard.com or by contacting Vanguard by telephone or mail.

Yields and total returns presented for the Portfolios are net of the Portfolios’ operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolios and when comparing the yields and returns of the Portfolios with those of other mutual funds.

Plain Talk About How to Read the Financial Highlights Tables
This explanation uses the Money Market Portfolio as an example. The Portfolio began the fiscal period ended
June 30, 2013, with a net asset value (price) of $1.00 per share. During the period, the Portfolio earned $0.001 per share from investment income (interest). Shareholders received $0.001 per share in the form of dividend distributions.

The earnings ($0.001 per share) minus the distributions ($0.001 per share) resulted in a share price of $1.00 at the end of the period. For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the
Portfolio was 0.06% for the period.

As of June 30, 2013, the Portfolio had approximately $1.2 billion in net assets. For the period, the annualized expense ratio was 0.06% ($0.60 per $1,000 of net assets), and its annualized net investment income amounted to 0.12% of its net assets.

Money Market Portfolio
	Six Months
	Ended			Year Ended December 31,
	June 30,
For a Share Outstanding Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.001	.001	.002	.002	.006	.028
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—	—
Total from Investment Operations	.001	.001	.002	.002	.006	.028
Distributions
Dividends from Net Investment Income	(.001)	(.001)	(.002)	(.002)	(.006)	(.028)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.001)	(.001)	(.002)	(.002)	(.006)	(.028)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	0.06%	0.14%	0.17%	0.23%	0.62%	2.83%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,158	$1,108	$1,218	$1,214	$1,415	$2,107
Ratio of Total Expenses to Average Net Assets	0.06%[1,3]	0.06%[1]	0.06%[1]	0.06%[1]	0.19%[2]	0.16%[2]
Ratio of Net Investment Income to Average
Net Assets	0.12%[3]	0.14%	0.17%	0.23%	0.67%	2.78%

1 The ratios of total expenses to average net assets before an expense reduction were 0.16% for 2013, 0.16% for 2012, 0.18% for 2011, and 0.18% for 2010. For additional information, see Note B in the Notes to Financial Statements section of the Portfolio's semiannual report to shareholders dated June 30, 2013.

2 Includes fees to participate in the Treasury Temporary Guarantee Program for Money Market Funds of 0.03% for 2009 and 0.01% for 2008.

3 Annualized.

Short-Term Investment-Grade Portfolio	Six Months
	Ended
	June 30,			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.89	$10.71	$10.97	$10.74	$9.95	$10.77
Investment Operations
Net Investment Income	.095	.233	.258	.335	.404[1]	.480
Net Realized and Unrealized Gain (Loss)
on Investments	(.150)	.232	(.043)	.215	.913	(.830)
Total from Investment Operations	(.055)	.465	.215	.550	1.317	(.350)
Distributions
Dividends from Net Investment Income	(.235)	(.285)	(.370)	(.320)	(.470)	(.470)
Distributions from Realized Capital Gains	(.090)	—	(.105)	—	(.057)	—
Total Distributions	(.325)	(.285)	(.475)	(.320)	(.527)	(.470)
Net Asset Value, End of Period	$10.51	$10.89	$10.71	$10.97	$10.74	$9.95
Total Return	–0.53%	4.42%	2.02%	5.22%	13.86%	–3.45%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,053	$1,059	$991	$895	$849	$454
Ratio of Total Expenses to Average Net Assets	0.20%[2]	0.20%	0.20%	0.20%	0.20%	0.15%
Ratio of Net Investment Income to Average
Net Assets	1.74%[2]	2.18%	2.51%	3.07%	3.92%	4.62%
Portfolio Turnover Rate	113%[2]	79%	50%	59%	59%	50%
1 Calculated based on average shares outstanding.
2 Annualized.

Total Bond Market Index Portfolio	Six Months
	Ended			Year Ended December 31,
	June 30,
For a Share Outstanding Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$12.46	$12.43	$12.06	$11.77	$11.62	$11.54
Investment Operations
Net Investment Income	.137[1]	.301	.357	.404[1]	.477[1]	.543[1]
Net Realized and Unrealized Gain (Loss)
on Investments	(.442)	.183	.528	.339	.183	.037
Total from Investment Operations	(.305)	.484	.885	.743	.660	.580
Distributions
Dividends from Net Investment Income	(.315)	(.341)	(.405)	(.432)	(.510)	(.500)
Distributions from Realized Capital Gains	(.140)	(.113)	(.110)	(.021)	—	—
Total Distributions	(.455)	(.454)	(.515)	(.453)	(.510)	(.500)
Net Asset Value, End of Period	$11.70	$12.46	$12.43	$12.06	$11.77	$11.62
Total Return	–2.54%	4.02%	7.65%	6.50%	5.94%	5.23%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,418	$2,666	$2,488	$2,146	$1,797	$1,501
Ratio of Total Expenses to Average Net Assets	0.19%[3]	0.20%	0.21%	0.21%	0.21%	0.16%
Ratio of Net Investment Income to Average
Net Assets	2.27%[3]	2.49%	3.06%	3.38%	4.14%	4.80%
Portfolio Turnover Rate	123%[2,3]	105%[2]	113%[2]	104%[2]	93%	57%
1 Calculated based on average shares outstanding.
2 Includes 44%, 66%, 53%, and 41% attributable to mortgage-dollar-roll activity.
3 Annualized.

76

High Yield Bond Portfolio	Six Months
	Ended			Year Ended December 31,
	June 30,
For a Share Outstanding Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$8.33	$7.72	$7.78	$7.46	$5.91	$8.21
Investment Operations
Net Investment Income	.223	.420	.516	.568	.543[1]	.580
Net Realized and Unrealized Gain (Loss)
on Investments	(.263)	.641	.004	.290	1.567	(2.260)
Total from Investment Operations	(.040)	1.061	.520	.858	2.110	(1.680)
Distributions
Dividends from Net Investment Income	(.440)	(.451)	(.580)	(.538)	(.560)	(.620)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.440)	(.451)	(.580)	(.538)	(.560)	(.620)
Net Asset Value, End of Period	$7.85	$8.33	$7.72	$7.78	$7.46	$5.91
Total Return	–0.59%	14.30%	6.93%	12.10%	38.85% –21.95%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$507	$546	$397	$355	$316	$197
Ratio of Total Expenses to Average Net Assets	0.29%[2]	0.29%	0.29%	0.29%	0.29%	0.24%
Ratio of Net Investment Income to Average
Net Assets	5.53%[2]	6.10%	6.85%	7.54%	8.19%	8.23%
Portfolio Turnover Rate	42%[2]	29%	37%	38%	40%	22%
1 Calculated based on average shares outstanding.
2 Annualized.

Conservative Allocation Portfolio
					Year
			Six Months			Oct. 19,
				Ended	Ended 2011[1] to
			June 30,		Dec. 31,	Dec. 31,
For a Share Outstanding Throughout the Period				2013	2012	2011
Net Asset Value, Beginning of Period				$22.27	$20.44	$20.00
Investment Operations
Net Investment Income				.482[2]	.424[2]	.172[2]
Capital Gain Distributions Received				.279[2]	.197[2]	—
Net Realized and Unrealized Gain (Loss) on Investments				(.256)	1.268	.268
Total from Investment Operations				.505	1.889	.440
Distributions
Dividends from Net Investment Income				(.215)	(.041)	—
Distributions from Realized Capital Gains				(.190)	(.018)	—
Total Distributions				(.405)	(.059)	—
Net Asset Value, End of Period				$22.37	$22.27	$20.44
Total Return				2.25%	9.25%	2.20%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)				$84	$61	$11
Ratio of Total Expenses to Average Net Assets				—	—	—
Acquired Fund Fees and Expenses				0.19%[3]	0.20%	0.25%[3]
Ratio of Net Investment Income to Average Net Assets				2.41%[3]	1.97%	0.75%[3]
Portfolio Turnover Rate				42%[3]	17%	20%

1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.

Moderate Allocation Portfolio
		Year
	Six Months		Oct. 19,
	Ended	Ended	2011[1] to
	June 30,	Dec. 31,	Dec. 31,
For a Share Outstanding Throughout the Period	2013	2012	2011
Net Asset Value, Beginning of Period	$22.82	$20.47	$20.00
Investment Operations
Net Investment Income	.458[2]	.487[2]	.300[2]
Capital Gain Distributions Received	.309[2]	.276[2]	—
Net Realized and Unrealized Gain (Loss) on Investments	.303	1.657	.170
Total from Investment Operations	1.070	2.420	.470
Distributions
Dividends from Net Investment Income	(.245)	(.064)	—
Distributions from Realized Capital Gains	(.235)	(.006)	—
Total Distributions	(.480)	(.070)	—
Net Asset Value, End of Period	$23.41	$22.82	$20.47
Total Return	4.69%	11.84%	2.35%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$96	$63	$13
Ratio of Total Expenses to Average Net Assets	—	—	—
Acquired Fund Fees and Expenses	0.19%[3]	0.20%	0.20%[3]
Ratio of Net Investment Income to Average Net Assets	2.30%[3]	2.21%	1.24%[3]
Portfolio Turnover Rate	29%[3]	12%	2%

1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.

Balanced Portfolio	Six Months
	Ended			Year Ended December 31,
	June 30,
For a Share Outstanding Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$20.70	$18.90	$18.70	$17.35	$14.85	$20.76
Investment Operations
Net Investment Income	.267	.547	.552	.506	.526	.660
Net Realized and Unrealized Gain (Loss)
on Investments	1.533	1.800	.143	1.369	2.674	(5.060)
Total from Investment Operations	1.800	2.347	.695	1.875	3.200	(4.400)
Distributions
Dividends from Net Investment Income	(.550)	(.547)	(.495)	(.525)	(.700)	(.640)
Distributions from Realized Capital Gains	(.480)	—	—	—	—	(.870)
Total Distributions	(1.030)	(.547)	(.495)	(.525)	(.700)	(1.510)
Net Asset Value, End of Period	$21.47	$20.70	$18.90	$18.70	$17.35	$14.85
Total Return	8.79%	12.56%	3.70%	11.02%	22.90% –22.57%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,883	$1,691	$1,430	$1,397	$1,284	$1,108
Ratio of Total Expenses to Average Net Assets[1]	0.27%[3]	0.26%	0.29%	0.30%	0.31%	0.25%
Ratio of Net Investment Income to Average
Net Assets	2.63%[3]	2.86%	2.95%	2.90%	3.44%	3.54%
Portfolio Turnover Rate	30%[2,3]	24%[2]	36%[2]	38%	30%	31%

1 Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.01%), 0.00%, 0.01%, 0.01%, and 0.01%.

2 Includes 14%, 18%, and 9% attributable to mortgage-dollar-roll activity.

3 Annualized.

78

Equity Income Portfolio	Six Months
	Ended
	June 30,			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$17.63	$15.93	$14.78	$13.26	$12.08	$19.79
Investment Operations
Net Investment Income	.253	.481	.417	.374	.414	.590
Net Realized and Unrealized Gain (Loss)
on Investments	2.420	1.632	1.088	1.540	1.401	(6.190)
Total from Investment Operations	2.673	2.113	1.505	1.914	1.815	(5.600)
Distributions
Dividends from Net Investment Income	(.483)	(.413)	(.355)	(.394)	(.600)	(.600)
Distributions from Realized Capital Gains	—	—	—	—	(.035)	(1.510)
Total Distributions	(.483)	(.413)	(.355)	(.394)	(.635)	(2.110)
Net Asset Value, End of Period	$19.82	$17.63	$15.93	$14.78	$13.26	$12.08
Total Return	15.27%	13.40%	10.27%	14.71%	16.77% –30.91%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$815	$672	$563	$474	$409	$381
Ratio of Total Expenses to Average Net Assets[1]	0.32%[2]	0.33%	0.33%	0.35%	0.35%	0.29%
Ratio of Net Investment Income to Average
Net Assets	2.86%[2]	2.99%	2.92%	2.82%	3.36%	3.65%
Portfolio Turnover Rate	36%[2]	28%	27%	40%	56%	60%

1 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, 0.01%, 0.01%, 0.02%, and 0.01%.

2 Annualized.

Diversified Value Portfolio	Six Months
	Ended
				Year Ended December 31,
	June 30,
For a Share Outstanding Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$14.31	$12.57	$12.33	$11.55	$9.57	$16.33
Investment Operations
Net Investment Income	.183	.358	.315	.249	.303	.410
Net Realized and Unrealized Gain (Loss)
on Investments	1.890	1.702	.175	.821	2.097	(5.960)
Total from Investment Operations	2.073	2.060	.490	1.070	2.400	(5.550)
Distributions
Dividends from Net Investment Income	(.353)	(.320)	(.250)	(.290)	(.420)	(.390)
Distributions from Realized Capital Gains	—	—	—	—	—	(.820)
Total Distributions	(.353)	(.320)	(.250)	(.290)	(.420)	(1.210)
Net Asset Value, End of Period	$16.03	$14.31	$12.57	$12.33	$11.55	$9.57
Total Return	14.60%	16.50%	3.92%	9.33%	26.92% –36.14%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,025	$868	$732	$771	$718	$594
Ratio of Total Expenses to Average Net Assets[1]	0.35%[2]	0.35%	0.39%	0.40%	0.42%	0.37%
Ratio of Net Investment Income to Average
Net Assets	2.46%[2]	2.65%	2.41%	2.15%	2.95%	3.05%
Portfolio Turnover Rate	20%[2]	14%	14%	12%	24%	15%

1 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), (0.01%), (0.02%), (0.01%), and (0.02%).

2 Annualized.

Total Stock Market Index Portfolio	Six Months
	Ended
	June 30,			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$25.32	$23.63	$24.44	$21.73	$18.17	$31.09
Investment Operations
Net Investment Income	.391	.442	.364[1]	.358	.437[1]	.471[1]
Capital Gain Distributions Received	.581	.858	.649[1]	.189	.247	.682
Net Realized and Unrealized Gain (Loss)
on Investments	2.538	2.488	(.753)	3.078	4.019	(12.163)
Total from Investment Operations	3.510	3.788	.260	3.625	4.703	(11.010)
Distributions
Dividends from Net Investment Income	(.435)	(.428)	(.340)	(.419)	(.380)	(.400)
Distributions from Realized Capital Gains	(1.005)	(1.670)	(.730)	(.496)	(.763)	(1.510)
Total Distributions	(1.440)	(2.098)	(1.070)	(.915)	(1.143)	(1.910)
Net Asset Value, End of Period	$27.39	$25.32	$23.63	$24.44	$21.73	$18.17
Total Return	14.04%	16.33%	0.83%	17.11%	28.26% –37.28%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,043	$903	$786	$956	$702	$458
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.18%[2]	0.18%	0.18%	0.20%	0.21%	0.16%
Ratio of Net Investment Income to Average
Net Assets	1.51%[2]	1.83%	1.52%	1.66%	2.36%	1.93%
Portfolio Turnover Rate	10%[2]	8%	12%	12%	8%	16%
1 Calculated based on average shares outstanding.
2 Annualized.

Equity Index Portfolio	Six Months
	Ended			Year Ended December 31,
	June 30,
For a Share Outstanding Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$24.93	$22.85	$23.51	$21.11	$17.61	$29.54
Investment Operations
Net Investment Income	.251	.512	.466	.410	.419	.520
Net Realized and Unrealized Gain (Loss)
on Investments	3.129	3.062	.034	2.678	3.931	(10.990)
Total from Investment Operations	3.380	3.574	.500	3.088	4.350	(10.470)
Distributions
Dividends from Net Investment Income	(.505)	(.474)	(.390)	(.442)	(.500)	(.540)
Distributions from Realized Capital Gains	(.705)	(1.020)	(.770)	(.246)	(.350)	(.920)
Total Distributions	(1.210)	(1.494)	(1.160)	(.688)	(.850)	(1.460)
Net Asset Value, End of Period	$27.10	$24.93	$22.85	$23.51	$21.11	$17.61
Total Return	13.72%	15.86%	1.93%	14.91%	26.44% –36.93%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,773	$2,418	$2,132	$2,287	$1,969	$1,513
Ratio of Total Expenses to Average Net Assets	0.16%[1]	0.17%	0.17%	0.19%	0.19%	0.14%
Ratio of Net Investment Income to Average
Net Assets	1.97%[1]	2.13%	1.92%	1.91%	2.40%	2.18%
Portfolio Turnover Rate	6%[1]	9%	8%	12%	11%	10%
1 Annualized.

80

Mid-Cap Index Portfolio	Six Months
	Ended
				Year Ended December 31,
	June 30,
For a Share Outstanding Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$16.13	$14.49	$14.93	$12.02	$9.22	$18.58
Investment Operations
Net Investment Income	.093	.205	.172	.150	.128	.180
Net Realized and Unrealized Gain (Loss)
on Investments	2.372	2.071	(.462)	2.881	3.302	(7.090)
Total from Investment Operations	2.465	2.276	(.290)	3.031	3.430	(6.910)
Distributions
Dividends from Net Investment Income	(.200)	(.178)	(.150)	(.121)	(.180)	(.250)
Distributions from Realized Capital Gains	(.625)	(.458)	—	—	(.450)	(2.200)
Total Distributions	(.825)	(.636)	(.150)	(.121)	(.630)	(2.450)
Net Asset Value, End of Period	$17.77	$16.13	$14.49	$14.93	$12.02	$9.22
Total Return	15.44%	15.82%	–2.04%	25.37%	40.37% –41.81%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$976	$820	$750	$824	$643	$470
Ratio of Total Expenses to Average Net Assets	0.25%[1]	0.26%	0.26%	0.28%	0.29%	0.24%
Ratio of Net Investment Income to Average
Net Assets	1.22%[1]	1.30%	1.11%	1.19%	1.25%	1.26%
Portfolio Turnover Rate	36%[1]	23%	27%	22%	29%	32%
1 Annualized.

Growth Portfolio	Six Months
	Ended			Year Ended December 31,
	June 30,
For a Share Outstanding Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$15.32	$12.99	$13.18	$11.87	$8.89	$14.39
Investment Operations
Net Investment Income	.041	.082	.072	.087[1]	.083	.090
Net Realized and Unrealized Gain (Loss)
on Investments	1.614	2.312	(.177)	1.308	2.997	(5.490)
Total from Investment Operations	1.655	2.394	(.105)	1.395	3.080	(5.400)
Distributions
Dividends from Net Investment Income	(.085)	(.064)	(.085)	(.085)	(.100)	(.100)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.085)	(.064)	(.085)	(.085)	(.100)	(.100)
Net Asset Value, End of Period	$16.89	$15.32	$12.99	$13.18	$11.87	$8.89
Total Return	10.81%	18.43%	–0.84%	11.81%	35.05% –37.72%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$340	$321	$260	$271	$260	$203
Ratio of Total Expenses to Average Net Assets[2]	0.41%[3]	0.41%	0.40%	0.40%	0.40%	0.35%
Ratio of Net Investment Income to Average
Net Assets	0.50%[3]	0.58%	0.54%	0.73%[1]	0.81%	0.73%
Portfolio Turnover Rate	46%[3]	43%	45%	105%	95%	120%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.014 and 0.11%, respectively, resulting from a special dividend from VeriSign Inc. in December 2010.

2 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), (0.01%), (0.02%), (0.02%), and (0.02%).

3 Annualized.

Capital Growth Portfolio	Six Months
	Ended			Year Ended December 31,
	June 30,
For a Share Outstanding Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$17.68	$15.69	$16.38	$15.04	$12.42	$18.55
Investment Operations
Net Investment Income (Loss)	.116	.255	.154	.156[1]	.125	.150
Net Realized and Unrealized Gain (Loss)
on Investments	2.934	2.152	(.274)	1.759	3.705	(5.610)
Total from Investment Operations	3.050	2.407	(.120)	1.915	3.830	(5.460)
Distributions
Dividends from Net Investment Income	(.250)	(.165)	(.145)	(.135)	(.145)	(.150)
Distributions from Realized Capital Gains	(.470)	(.252)	(.425)	(.440)	(1.065)	(.520)
Total Distributions	(.720)	(.417)	(.570)	(.575)	(1.210)	(.670)
Net Asset Value, End of Period	$20.01	$17.68	$15.69	$16.38	$15.04	$12.42
Total Return	17.42%	15.47%	–0.93%	13.08%	34.30% –30.36%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$528	$395	$370	$337	$313	$251
Ratio of Total Expenses to Average Net Assets	0.41%[2]	0.41%	0.42%	0.44%	0.45%	0.42%
Ratio of Net Investment Income to Average
Net Assets	1.37%[2]	1.48%	1.03%	1.05%[1]	0.93%	0.90%
Portfolio Turnover Rate	10%[2]	6%	11%	7%	8%	18%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.031 and 0.21%, respectively, resulting from a special dividend from Weyerhaeuser Co. in July 2010.

2 Annualized.

Small Company Growth Portfolio	Six Months
	Ended			Year Ended December 31,
	June 30,
For a Share Outstanding Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$20.08	$17.89	$17.68	$13.46	$9.78	$18.15
Investment Operations
Net Investment Income	.047	.155	.039	.043	.055	.110
Net Realized and Unrealized Gain (Loss)
on Investments	3.390	2.462	.204	4.226	3.745	(6.820)
Total from Investment Operations	3.437	2.617	.243	4.269	3.800	(6.710)
Distributions
Dividends from Net Investment Income	(.160)	(.045)	(.033)	(.049)	(.120)	(.100)
Distributions from Realized Capital Gains	(1.767)	(.382)	—	—	—	(1.560)
Total Distributions	(1.927)	(.427)	(.033)	(.049)	(.120)	(1.660)
Net Asset Value, End of Period	$21.59	$20.08	$17.89	$17.68	$13.46	$9.78
Total Return	17.62%[1]	14.65%	1.36%	31.79%	39.38% –39.47%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,080	$910	$834	$759	$566	$432
Ratio of Total Expenses to Average Net Assets[2]	0.36%[3]	0.38%	0.41%	0.41%	0.40%	0.33%
Ratio of Net Investment Income to Average
Net Assets	0.48%[3]	0.78%	0.23%	0.30%	0.43%	0.80%
Portfolio Turnover Rate	71%[3]	61%	59%	62%	60%	94%

1 The reported total return is based on the net asset value per share as of June 30, 2013—rather than as of June 28, 2013, the month’s last business day—because of a significant change in the value of one of the portfolio’s securities (see Note D in the Notes to Financial Statements section of the Portfolio's semiannual report to shareholders dated June 30, 2013. The total return based on the net asset value per share as of June 28, 2013, was 17.24%.

2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.02%, 0.04%, 0.02%, 0.00%, and (0.03%).

3 Annualized.

82

International Portfolio	Six Months
	Ended			Year Ended December 31,
	June 30,
For a Share Outstanding Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$18.35	$15.58	$18.29	$16.05	$11.81	$23.84
Investment Operations
Net Investment Income	.224	.324	.352	.262	.270	.532
Net Realized and Unrealized Gain (Loss)
on Investments	(.094)	2.792	(2.782)	2.239	4.490	(10.352)
Total from Investment Operations	.130	3.116	(2.430)	2.501	4.760	(9.820)
Distributions
Dividends from Net Investment Income	(.280)	(.346)	(.280)	(.261)	(.520)	(.490)
Distributions from Realized Capital Gains	—	—	—	—	—	(1.720)
Total Distributions	(.280)	(.346)	(.280)	(.261)	(.520)	(2.210)
Net Asset Value, End of Period	$18.20	$18.35	$15.58	$18.29	$16.05	$11.81
Total Return	0.68%	20.14% –13.54%		15.79%	42.57% –44.87%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,858	$1,754	$1,507	$1,789	$1,627	$1,114
Ratio of Total Expenses to Average Net Assets[1]	0.48%[2]	0.49%	0.51%	0.51%	0.52%	0.46%
Ratio of Net Investment Income to Average
Net Assets	2.61%[2]	1.89%	1.97%	1.59%	1.99%	2.90%
Portfolio Turnover Rate	23%[2]	29%	33%	40%	41%	59%

1 Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.04%, 0.04%, 0.04%, 0.04%, and 0.03%.

2 Annualized.

REIT Index Portfolio	Six Months
	Ended
				Year Ended December 31,
	June 30,
For a Share Outstanding Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$12.12	$10.90	$10.35	$8.30	$7.65	$18.92
Investment Operations
Net Investment Income	.147	.264	.231	.198	.267	.392[1]
Net Realized and Unrealized Gain (Loss)
on Investments	.623	1.594	.634	2.108	1.247	(5.032)
Total from Investment Operations	.770	1.858	.865	2.306	1.514	(4.640)
Distributions
Dividends from Net Investment Income	(.255)	(.233)	(.185)	(.256)	(.370)	(.590)
Distributions from Realized Capital Gains	(.305)	(.405)	(.130)	—	(.494)	(6.040)
Total Distributions	(.560)	(.638)	(.315)	(.256)	(.864)	(6.630)
Net Asset Value, End of Period	$12.33	$12.12	$10.90	$10.35	$8.30	$7.65
Total Return	6.30%	17.46%	8.44%	28.25%	29.14%	–37.25%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$708	$644	$516	$466	$339	$263
Ratio of Total Expenses to Average Net Assets	0.27%[2]	0.28%	0.28%	0.30%	0.31%	0.30%
Ratio of Net Investment Income to Average
Net Assets	2.49%[2]	2.36%	2.21%	2.23%	4.04%	3.24%
Portfolio Turnover Rate	15%[2]	8%	13%	17%	19%	15%
1 Calculated based on average shares outstanding.
2 Annualized.

General Information

Each Portfolio of the Vanguard Variable Insurance Fund offers its shares to insurance companies to fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in a Portfolio might at some time be in conflict. The Fund’s board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

If the board of trustees determines that continued offering of shares would be detrimental to the best interests of a Portfolio’s shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio’s shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.

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ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”). The trademarks have been licensed to S&P Dow Jones Indices LLC and its affiliates and have been sublicensed for use for certain purposes by Vanguard. The S&P 500 Index is a product of S&P Dow Jones Indices LLC and has been licensed for use by Vanguard. Equity Index Portfolio is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of the Equity Index Portfolio or any member of the public regarding the advisability of investing in securities generally or in Equity Index Portfolio particularly or the ability of the S&P 500 Index to track general market performance. S&P Dow Jones Indices’ only relationship to Vanguard with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its third party licensors. S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Vanguard or the Equity Index Portfolio. S&P Dow Jones Indices have no obligation to take the needs of Vanguard or the owners of Equity Index Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of Equity Index Portfolio or the timing of the issuance or sale of Equity Index Portfolio or in the determination or calculation of the equation by which Equity Index Portfolio is to be converted into cash. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Equity Index Portfolio. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS, AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE AND ANY OTHER EXPRESS OR IMPLIED WARRANTY OR CONDITION WITH RESPECT TO THE S&P 500 INDEX OR DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

Glossary of Investment Terms

Acquired Fund. Any mutual fund, business development company, closed-end investment company, or other pooled investment vehicle whose shares are owned by a portfolio.

Active Management. An investment approach that seeks to exceed the average returns of a particular financial market or market segment. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Average Maturity. The average length of time until bonds held by a portfolio reach maturity and are repaid. In general, the longer the average maturity, the more a portfolio’s share price fluctuates in response to changes in market interest rates. In calculating average maturity, a portfolio uses a bond’s maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, put, refunding, prepayment or redemption provision, or an adjustable coupon) will cause the bond to be repaid.

Barclays U.S. 1–5 Year Credit Bond Index. An index that includes investment-grade corporate and international dollar-denominated bonds with maturities of 1 to 5 years.

Barclays U.S. Aggregate Bond Index. An index that is the broadest measure of the taxable U.S. bond market, including most Treasury, agency, corporate, mortgage-backed, asset-backed, and international dollar-denominated issues, all with investment-grade ratings (rated Baa3 or above by Moody’s) and maturities of 1 year or more.

Barclays U.S. Aggregate Float Adjusted Index. An index that is the broadest representation of the taxable U.S. bond market, including most U.S. Treasury, agency, corporate, mortgage-backed, asset-backed, and international dollar-denominated issues, all with investment-grade ratings and maturities of one year or more. This Index weights its constituent securities based on the value of the constituent securities that are available for public trading, rather than the value of all constituent securities.

Barclays U.S. Corporate High-Yield Bond Index. An index that includes mainly corporate bonds with credit ratings at or below Ba1 (Moody's) or BB+ (Standard & Poor's); these issues are considered below investment grade.

Bond. A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and to make regular interest payments until that date.

Capital Gains Distribution. Payment to portfolio shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Citigroup 3-Month U.S. Treasury Bill Index. An index that measures the performance of short-term U.S. government debt securities.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company’s profits, some of which may be paid out as dividends.

Composite Stock/Bond Index. An index that is weighted 65% S&P 500 Index and 35% Barclays Capital U.S. Credit A or Better Bond Index.

Conservative Allocation Composite Index. An index that is weighted 48% Barclays U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, 12% Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index, and 12% FTSE Global All Cap ex US Index.

Corporate Bond. An IOU issued by a business that wants to borrow money. As with other types of bonds, the issuer promises to repay the borrowed money on a specific date and generally to make interest payments in the meantime.

Cost Basis. The adjusted cost of an investment, used to determine a capital gain or loss for tax purposes.

Coupon. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

Distributions. Payments to portfolio shareholders of dividend income, capital gains, and return of capital generated by the portfolio’s investment activities and distribution policies, after expenses.

Dividend Distribution. Payment to portfolio shareholders of income from interest or dividends generated by a portfolio’s investments.

Dow Jones U.S. Total Stock Market Float Adjusted Index. An index that represents the entire U.S. stock market and tracks more than 5,000 stocks, excluding shares of securities not available for public trading.

Duration. A measure of the sensitivity of bond—and bond fund—prices to interest rate movements. For example, if a bond has a duration of two years, its price would fall by approximately 2% when interest rates rose by 1%. On the other hand, the bond’s price would rise by approximately 2% when interest rates fell by 1%.

Expense Ratio. A portfolio’s total annual operating expenses expressed as a percentage of the portfolio’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Face Value. The amount to be paid at a bond’s maturity; also known as the par value or principal.

Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specific date, and on which the borrower must pay a fixed, variable, or floating rate of interest.

Float-Adjusted Index. An index that weights its constituent securities based on the value of the constituent securities that are available for public trading, rather than the value of all constituent securities. Some portion of an issuer’s securities may be unavailable for public trading because, for example, those securities are owned by company insiders on a restricted basis or by a government agency. By excluding unavailable securities, float-adjusted indexes can produce a more accurate picture of the returns actually experienced by investors in the measured market.

FTSE High Dividend Yield Index. An index that tracks common stocks of U.S. companies that have paid above-average dividends for the previous 12 months, excluding REITs.

Fund of Funds. A mutual fund that pursues its objective by investing in other mutual funds.

Inception Date. The date on which the assets of a portfolio are first invested in accordance with the portfolio’s investment objective. For portfolios with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark or “index.”

Investment-Grade Bond. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a portfolio’s advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered “investment grade.” Other debt securities may be considered by an advisor to be investment grade.

Liquidity. The degree of a security’s marketability (that is, how quickly the security can be sold at a fair price and converted to cash).

Median Market Capitalization. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio’s stocks, weighted by the proportion of the portfolio’s assets invested in each stock. Stocks representing half of the portfolio’s assets have market capitalizations above the median, and the rest are below it.

Moderate Allocation Composite Index. An index that is weighted 42% S&P Total Market Index, 32% Barclays U.S. Aggregate Float Adjusted Index, 18% FTSE Global All Cap ex US Index, and 8% Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index.

Money Market Instruments. Short-term, liquid investments (usually with a maturity of 397 days or less) that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Mortgage-Backed Security. A bond or pass-through certificate that represents an interest in an underlying pool of mortgages and is issued by various government agencies or private corporations. Unlike ordinary fixed income securities, mortgage-backed securities include both interest and principal as part of their regular payments.

MSCI ACWI ex USA. An index that tracks stock markets in countries included in the MSCI EAFE Index plus Canada and a number of emerging markets, but excluding the United States.

MSCI EAFE Index. An index that tracks more than 1,000 stocks from more than 20 developed markets in Europe and the Pacific Rim.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Non-Investment-Grade Bond. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a portfolio’s advisor, to be uncertain. These high-risk corporate bonds have a credit-quality rating equivalent to or below Moody’s Ba or Standard & Poor’s BB and are commonly referred to as “junk bonds.”

Principal. The face value of a debt instrument or the amount of money put into an investment.

Real Estate Investment Trust (REIT). A company that owns and manages a group of properties, mortgages, or both.

REIT Spliced Index. An index that reflects performance of the MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009, and performance of the MSCI US REIT Index thereafter.

Russell 1000 Growth Index. An index that measures the performance of those Russell 1000 Index companies with higher price/book ratios and higher predicted growth rates.

Russell 1000 Value Index. An index that measures the performance of those Russell 1000 Index companies with lower price/book ratios and lower predicted growth rates.

Russell 2500 Growth Index. An index that measures the performance of those Russell 2500 Index companies with higher price/book ratios and higher predicted growth rates.

S&P MidCap 400 Index. An index that includes stocks of 400 mid-sized U.S. companies representing a spectrum of industries.

S&P Total Market Index. An index that reflects the entire U.S. stock market by combining the S&P 500 and the S&P Completion Index to form a benchmark for the full U.S. equity market.

Securities. Stocks, bonds, money market instruments, and other investments.

Spliced Barclays U.S. Aggregate Float Adjusted Index. An index that reflects performance of the Barclays U.S. Aggregate Bond Index (not float-adjusted) through December 31, 2009, and performance of the Barclays U.S. Aggregate Float Adjusted Index thereafter.

Spliced Equity Income Index. An index that reflects performance of the Russell 1000 Value Index through July 31, 2007, and performance of the FTSE High Dividend Yield Index thereafter.

Spliced International Index. An index that reflects performance of the MSCI EAFE Index through May 31, 2010, and performance of the MSCI ACWI ex USA thereafter.

Spliced Mid Cap Index. An index that reflects performance of the S&P MidCap 400 Index through May 16, 2003, and performance of the MSCI US Mid Cap 450 Index thereafter.

Spliced Total Market Index. An index that reflects performance of the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through June 17, 2005, and performance of the S&P Total Market Index thereafter.

Standard & Poor’s 500 Index. A widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies.

Total Return. A percentage change, over a specified time period, in a portfolio’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a portfolio’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

For More Information

If you would like more information about Vanguard Variable Insurance Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit vanguard.com or contact us as follows:

Vanguard Annuity and Insurance Services P.O. Box 2600 Valley Forge, PA 19482-2600 Telephone: 800-522-5555

Text Telephone for the hearing impaired: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC’s website at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

Fund’s Investment Company Act file number: 811-05962

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

P 064 092013

PART B

VANGUARD® VARIABLE INSURANCE FUNDS

STATEMENT OF ADDITIONAL INFORMATION

September 30, 2013

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Fund’s current prospectus dated (September 30, 2013). To obtain, without charge, a prospectus or the most recent Annual Report to Shareholders, which contains the Fund’s financial statements as hereby incorporated by reference, please contact The Vanguard Group, Inc. (Vanguard), or the insurance company sponsoring the accompanying variable life insurance or variable annuity contract.

TABLE OF CONTENTS
Description of the Trust	B-1
Fundamental Policies	B-3
Investment Strategies and Nonfundamental Policies	B-4
Share Price	B-31
Purchase and Redemption of Shares	B-32
Management of the Fund	B-33
Investment Advisory Services	B-48
Portfolio Transactions	B-67
Proxy Voting Guidelines	B-70
Financial Statements	B-75
Description of Bond Ratings	B-76

DESCRIPTION OF THE TRUST

Vanguard Variable Insurance Funds (hereinafter the Trust or the Fund) currently offers the following Portfolios:

Balanced Portfolio	Mid-Cap Index Portfolio
Capital Growth Portfolio	Moderate Allocation Portfolio
Conservative Allocation Portfolio	Money Market Portfolio
Diversified Value Portfolio	REIT Index Portfolio
Equity Income Portfolio	Short-Term Investment-Grade Portfolio
Equity Index Portfolio	Small Company Growth Portfolio
Growth Portfolio	Total Bond Market Index Portfolio
High Yield Bond Portfolio	Total Stock Market Index Portfolio
International Portfolio

(individually, a Portfolio; collectively, the Portfolios)

Each Portfolio offers only one class of shares (Investor Shares). Throughout this document, any references to “class” indicate how a Portfolio would operate if, in the future, the Portfolio issued more than one class of shares. The Fund has the ability to offer additional portfolios or classes of shares. There is no limit on the number of full and fractional shares that the Fund may issue for a single portfolio or class of shares.

Organization

The Trust was organized as a Maryland corporation in 1989 before becoming a Pennsylvania business trust later in 1989, and was reorganized as a Delaware statutory trust in 1998. Prior to its reorganization as a Delaware statutory trust, the Trust was known by the same name as is currently used. The Trust is registered with the United States Securities and

Exchange Commission (the SEC) under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. All Portfolios within the Trust are classified as diversified within the meaning of the 1940 Act.

Each Portfolio offers its shares to insurance companies that sponsor both annuity and life insurance contracts. An insurance company might offer some, but not necessarily all, of the Portfolios.

Service Providers

Custodians. Bank of New York Mellon, One Wall Street, New York, NY 10286 (for the Capital Growth, Growth, Money Market, and Short-Term Investment-Grade Portfolios); Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109 (for the Conservative Allocation, Equity Income, International, Moderate Allocation, and Total Stock Market Index Portfolios); State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111 (for the Balanced, Diversified Value, Equity Index, High Yield Bond, Mid-Cap Index, REIT Index, and Small Company Growth Portfolios); and JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070 (for the Total Bond Market Index Portfolio), serve as the Portfolios’ custodians. The custodians are responsible for maintaining the Portfolios’ assets, keeping all necessary accounts and records of Portfolio assets, and appointing any foreign subcustodians or foreign securities depositories.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the Portfolios‘ independent registered public accounting firm. The independent registered public accounting firm audits the Portfolios‘ annual financial statements and provides other related services.

Transfer and Dividend-Paying Agent. The Portfolios‘ transfer agent and dividend-paying agent is Vanguard, P.O. Box 2600, Valley Forge, PA 19482.

Characteristics of the Fund‘s Shares

Restrictions on Holding or Disposing of Shares. There are no restrictions on the right of shareholders to retain or dispose of a Portfolio’s shares, other than those described in the Fund’s current prospectus and elsewhere in this Statement of Additional Information. The Portfolio or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Portfolio or class. Unless terminated by reorganization or liquidation, each Portfolio and share class will continue indefinitely.

Shareholder Liability. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. This means that a shareholder of a Portfolio generally will not be personally liable for payment of the Portfolio’s debts. Some state courts, however, may not apply Delaware court law on this point. We believe that the possibility of such a situation arising is remote.

Dividend Rights. The shareholders of each class of a Portfolio are entitled to receive any dividends or other distributions declared by the Portfolio for each such class. No shares of a Portfolio have priority or preference over any other shares of the Portfolio with respect to distributions. Distributions will be made from the assets of the Portfolio, and will be paid ratably to all shareholders of a particular class according to the number of shares of the class held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Portfolio based upon differences in the net asset values of the different classes and differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

Voting Rights. Shareholders are entitled to vote on a matter if (1) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Portfolio or class; (2) the trustees determine that it is necessary or desirable to obtain a shareholder vote; (3) a merger or consolidation, share conversion, share exchange, or sale of assets is proposed and a shareholder vote is required by the 1940 Act to approve the transaction; or (4) a shareholder vote is required under the 1940 Act. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Portfolio’s net assets, to change any fundamental policy of a Portfolio, and to enter into certain merger transactions. Unless otherwise required by applicable law, shareholders of each Portfolio receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Portfolio or class affected by a particular matter are entitled to vote on that matter. Voting rights are noncumulative and cannot be modified without a majority vote.

Liquidation Rights. In the event that a Portfolio is liquidated, shareholders will be entitled to receive a pro rata share of the Portfolio’s net assets. Shareholders may receive cash, securities, or a combination of the two.

Preemptive Rights. There are no preemptive rights associated with the Fund’s shares.

Conversion Rights. There are no conversion rights associated with the Fund’s shares.

Redemption Provisions. The Fund’s redemption provisions are described in the current annuity or life insurance program prospectus and elsewhere in this Statement of Additional Information.

Sinking Fund Provisions. The Fund has no sinking fund provisions.

Calls or Assessment. The Fund’s shares, when issued, are fully paid and non-assessable.

Tax Status of the Portfolios

Each Portfolio expects to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the IRC). This special tax status means that the Portfolios will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Portfolio must comply with certain requirements. If a Portfolio fails to meet these requirements in any taxable year, the Portfolio will, in some cases, be able to cure such failure, including by paying a portfolio-level tax, paying interest, making additional distributions, or disposing of certain assets. If the Portfolio is ineligible to or otherwise does not cure such failure for any year, it will be subject to tax on its taxable income at corporate rates, and each insurance company’s separate account invested in the Portfolio would fail to satisfy the diversification requirements under the IRC, with the result that income and gain allocable to the variable annuity and variable life insurance contracts supported by that account could be taxable to you currently. See “Tax Matters—Federal Tax Requirements Applicable to Variable Annuity and Variable Life Insurance Contracts”. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

FUNDAMENTAL POLICIES

Each Portfolio is subject to the following fundamental investment policies, which cannot be changed in any material way without the approval of the holders of a majority of the affected Portfolio’s shares. For these purposes, a “majority” of shares means shares representing the lesser of (1) 67% or more of the Portfolio’s net assets voted, so long as shares representing more than 50% of the Portfolio’s net assets are present or represented by proxy; or (2) more than 50% of the Portfolio’s net assets.

Borrowing. Each Portfolio may borrow money only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Commodities. Each Portfolio may invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Diversification. With respect to 75% of its total assets, each Portfolio (other than the Conservative Allocation, Moderate Allocation, and Total Stock Market Index Portfolios) may not: (1) purchase more than 10% of the outstanding voting securities of any one issuer; or (2) purchase securities of any issuer if, as a result, more than 5% of the Portfolio’s total assets would be invested in that issuer’s securities. This limitation does not apply to obligations of the U. S. government or its agencies or instrumentalities. Additionally, each Portfolio (except the Conservative Allocation, Moderate Allocation, and Total Stock Market Index Portfolios) will limit the aggregate value of its holdings of a single issuer (other than U.S. government securities, as defined in the IRC), to a maximum of 25% of the Portfolio’s total assets as of the end of each quarter of the taxable year.

The Total Stock Market Index Portfolio will limit the aggregate value of its holdings (other than U.S. government securities, cash, and cash items, as defined under subchapter M of the IRC, and securities of other regulated investment companies), for each holding that exceeds 5% of the Portfolio’s total assets or 10% of the issuer’s outstanding voting securities, to an aggregate of 50% of the Portfolio’s total assets as of the end of each quarter of the taxable year. Additionally, the Portfolio will limit the aggregate value of its holdings of a single issuer (other than U.S. government securities, as defined in the IRC, or the securities of other regulated investment companies) to a maximum of 25% of the Portfolio’s total assets as of the end of each quarter of the taxable year.

Industry Concentration. Each Portfolio (other than those indicated in the following exceptions) will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry.

The Money Market Portfolio will concentrate its assets in the securities of issuers whose principal business activities are in the financial services industry. For the purposes of this policy, the financial services industry is deemed to include the group of industries within the financial services sector. In addition, the Portfolio reserves the right to concentrate its investments in government securities, as defined in the 1940 Act.

The REIT Index Portfolio will concentrate its investments in the securities of issuers whose principal business activities are in the real estate industry, as defined in the prospectus.

For the Equity Index, Mid-Cap Index, Total Bond Market Index, and Total Stock Market Index Portfolios: Each Portfolio will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry, except as may be necessary to approximate the composition of its target index.

Investment Objective. The investment objective of each Portfolio may not be materially changed without a shareholder vote.

Loans. Each Portfolio may make loans to another person only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Real Estate. Each Portfolio may not invest directly in real estate unless it is acquired as a result of ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments (1) issued by companies that invest, deal, or otherwise engage in transactions in real estate; or (2) backed or secured by real estate or interests in real estate.

Senior Securities. Each Portfolio may not issue senior securities except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Underwriting. Each Portfolio may not act as an underwriter of another issuer’s securities, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (the 1933 Act), in connection with the purchase and sale of portfolio securities.

Compliance with the fundamental policies previously described is generally measured at the time the securities are purchased. Unless otherwise required by the 1940 Act (as is the case with borrowing), if a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction. All fundamental policies must comply with applicable regulatory requirements. For more details, see “Investment Strategies and Nonfundamental Policies.”

None of these policies prevents the Fund from having an ownership interest in Vanguard. As a part owner of Vanguard, the Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard’s costs or other financial requirements. See “Management of the Fund” for more information.

INVESTMENT STRATEGIES AND NONFUNDAMENTAL POLICIES

Some of the investment strategies and policies described on the following pages and in the Fund’s prospectus set forth percentage limitations on a Portfolio’s investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these strategies and policies will be determined immediately after the acquisition of such securities or assets by the Portfolio. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Portfolios’ investment strategies and policies.

The following investment strategies and policies supplement each Portfolio’s investment strategies and policies set forth in the prospectus. With respect to the different investments discussed as follows, a Portfolio may acquire such investments to the extent consistent with its investment strategies and policies. The Conservative Allocation, Moderate Allocation, and Total Stock Market Index Portfolios are indirectly exposed to the investment strategies and policies of the underlying Vanguard funds in which they invest, and are therefore subject to all risks associated with the investment strategies and policies of the underlying Vanguard funds. The investment strategies and policies and associated risks detailed in this section also include those to which the Allocation Portfolios and the Total Stock Market Index Portfolio indirectly may be exposed through their investment in the underlying Vanguard funds .

Asset-Backed Securities. Asset-backed securities are securities that represent a participation in, or are secured by and payable from, pools of underlying assets such as debt securities, bank loans, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements, and other categories of receivables. These underlying assets are securitized through the use of trusts and special purpose entities. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The rate of principal payments on asset-backed securities is related to the rate of principal payments, including prepayments, on the underlying assets. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The value of asset-backed securities may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement.

Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate, as a result of the pass-through of prepayments of principal on the underlying assets. Prepayments of principal by borrowers or foreclosure or other enforcement action by creditors shorten the term of the underlying assets. The occurrence of prepayments is a function of several factors, such as the level of interest rates, general economic conditions, the location and age of the underlying obligations, and other social and demographic conditions. A fund’s ability to maintain positions in asset-backed securities is affected by the reductions in the principal amount of the underlying assets because of prepayments. A fund’s ability to reinvest prepayments of principal (as well as interest and other distributions and sale proceeds) at a comparable yield is subject to generally prevailing interest rates at that time. The value of asset-backed securities varies with changes in market interest rates generally and the differentials in yields among various kinds of U.S. government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of the underlying securities. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the average life of such assets. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which the assets were previously invested. Therefore, asset-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

Because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. If the servicer of a pool of underlying assets sells them to another party, there is the risk that the purchaser could acquire an interest superior to that of holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in the automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. Asset-backed securities have been, and may continue to be, subject to greater liquidity risks due to the deterioration of worldwide economic and liquidity conditions that became acute in 2008. In addition, government actions and proposals that affect the terms of underlying home and consumer loans, thereby changing demand for products financed by those loans, as well as the inability of borrowers to refinance existing loans, have had, and may continue to have, a negative effect on the valuation and liquidity of asset-backed securities.

Borrowing. A fund’s ability to borrow money is limited by its investment policies and limitations; by the 1940 Act; and by applicable exemptions, no-action letters, interpretations, and other pronouncements issued from time to time by the SEC and its staff or any other regulatory authority with jurisdiction. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund’s total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The SEC takes the position that transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements; engaging in mortgage-dollar-roll transactions; selling securities short (other than short sales “against-the-box”); buying and selling certain derivatives (such as futures contracts); selling (or writing) put and call options; engaging in sale-buybacks; entering into firm-commitment and standby-commitment agreements; engaging in when-issued, delayed-delivery, or forward-commitment transactions; and other similar trading practices. (Additional discussion about a number of these transactions can be found on the following pages.) A borrowing transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund maintains an offsetting financial position; segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund’s potential economic exposure under the borrowing transaction; or otherwise “covers” the transaction in accordance with applicable SEC guidance (collectively, “covers” the transaction). A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, segregated assets may not be available to satisfy redemptions or for other purposes.

Common Stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters, as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

Convertible Securities. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Other convertible securities with features and risks not specifically referred to herein may become available in the future. Convertible securities involve risks similar to those of both fixed income and equity securities. In a corporation’s capital structure, convertible securities are senior to common stock, but are usually subordinated to senior debt obligations of the issuer.

The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security’s price may be as volatile as that of common stock. Because both interest rates and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment grade or are not rated, and they are generally subject to a high degree of credit risk.

Although all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or through voluntary redemptions by holders) and replaced with newly issued convertible securities may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory-conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities. A convertible security may be subject to redemption at the option of the issuer at a price set in the governing instrument of the convertible security. If a convertible security held by a fund is subject to such redemption option and is called for redemption, the fund must allow the issuer to redeem the security, convert it into the underlying common stock, or sell the security to a third party.

Debt Securities. A debt security, sometimes called a fixed income security, is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero-coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk. The reorganization of an issuer under the federal bankruptcy laws may result in the issuer’s debt securities being cancelled without repayment, repaid only in part, or repaid in part or in whole through an exchange thereof for any combination of cash, debt securities, convertible securities, equity securities, or other instruments or rights in respect of the same issuer or a related entity.

Debt Securities — Bank Obligations. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may be increased or decreased periodically. Frequently, dealers selling variable rate certificates of deposit to a fund will agree to repurchase such instruments, at the fund’s option, at par on or near the coupon dates. The dealers’ obligations to repurchase these instruments are subject to conditions imposed by various dealers; such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. A fund is also able to sell variable rate certificates of deposit on the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed-rate certificates of deposit. A banker’s acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer, or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

Debt Securities — Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. It is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Commercial paper rated A-1 by Standard & Poor’s has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated “A” or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is A-1, A-2, or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody’s Investors Service, Inc. (Moody’s). Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and the appraisal of speculative-type risks that may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations that may be present or may arise as a result of public-interest questions and preparations to meet such obligations.

Variable-amount master-demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Because variable-amount master-demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with a fund’s investment in variable-amount master-demand notes, Vanguard’s investment management staff will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the issuer, and the borrower’s ability to pay principal and interest on demand.

Debt Securities — Inflation-Indexed Securities. Inflation-indexed securities are debt securities, the principal value of which is periodically adjusted to reflect the rate of inflation as indicated by the Consumer Price Index (CPI). Inflation-indexed securities may be issued by the U.S. government, by agencies and instrumentalities of the U.S. government, and by corporations. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

The periodic adjustment of U.S. inflation-indexed securities is tied to the CPI, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Inflation—a general rise in prices of goods and services—erodes the purchasing power of an investor’s portfolio. For example, if an investment provides a “nominal” total return of 5% in a given year and inflation is 2% during that period, the inflation-adjusted, or real, return is 3%. Inflation, as measured by the CPI, has occurred in each of the past 50 years, so investors should be conscious of both the nominal and real returns of their investments. Investors in inflation-indexed securities funds who do not reinvest the portion of the income distribution that is attributable to inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor fails to reinvest the principal adjustment paid out as part of a fund’s income distributions. Although inflation-indexed securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise because of reasons other than inflation (for example, because of changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

If the periodic adjustment rate measuring inflation (i.e., the CPI) falls, the principal value of inflation-indexed securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed securities, even during a period of deflation. However, the current market value of the inflation-indexed securities is not guaranteed, and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed securities should change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.

Coupon payments that a fund receives from inflation-indexed securities are included in the fund’s gross income for the period during which they accrue. Any increase in principal for an inflation-indexed security resulting from inflation adjustments is considered by Internal Revenue Service (IRS) regulations to be taxable income in the year it occurs. For direct holders of an inflation-indexed security, this means that taxes must be paid on principal adjustments, even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares (which, like principal adjustments, are taxable to shareholders). It may be necessary for the fund to liquidate portfolio positions, including when it is not advantageous to do so, in order to make required distributions.

Debt Securities — Non-Investment-Grade Securities. Non-investment-grade securities, also referred to as “high-yield securities” or “junk bonds,” are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (for example, lower than Baa3/P-2 by Moody’s Investors Service, Inc. (Moody’s) or below BBB–/A-2 by Standard & Poor’s) or are determined to be of comparable quality by the fund’s advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation, and they will generally involve more credit risk than securities in the investment-grade categories. Non-investment-grade securities generally provide greater income and opportunity for capital appreciation than higher quality securities, but they also typically entail greater price volatility and principal and income risk.

Analysis of the creditworthiness of issuers of high-yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment-grade securities. The success of a fund’s advisor in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.

Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring such as an acquisition, merger, or leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment grade but have been downgraded to junk-bond status because of financial difficulties experienced by their issuers.

The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn or of a sustained period of rising interest rates, for example, could cause a decline in junk-bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.

The secondary market on which high-yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund’s advisor to sell a high-yield security or the price at which a fund’s advisor could sell a high-yield security, and it could also adversely affect the daily net asset value of fund shares. When secondary markets for high-yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

Except as otherwise provided in a fund’s prospectus, if a credit-rating agency changes the rating of a portfolio security held by a fund, the fund may retain the portfolio security if the advisor deems it in the best interests of shareholders.

Debt Securities — Structured and Indexed Securities. Structured securities (also called “structured notes”) and indexed securities are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities. The value of the principal of and/or interest on structured and indexed securities is determined by reference to changes in the value of a specific asset, reference rate, or index (the reference) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference. The terms of the structured and indexed securities may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

Debt Securities — U.S. Government Securities. The term “U.S. Government Securities” refers to a variety of debt securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, and by various instrumentalities that have been established or sponsored by the U.S. government. The term also refers to repurchase agreements collateralized by such securities.

U.S. Treasury securities are backed by the full faith and credit of the U.S. government. Other types of securities issued or guaranteed by Federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government. The U.S. government, however, does not guarantee the market price of any U.S. government securities. In the case of securities not backed by the full faith and credit of the U.S. government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

Some of the U.S. government agencies that issue or guarantee securities include the Government National Mortgage Association, the Export-Import Bank of the United States, the Federal Housing Administration, the Maritime Administration, the Small Business Administration, and the Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, the Federal Deposit Insurance Corporation, Federal Home Loan Banks, and the Federal National Mortgage Association.

Debt Securities — Variable and Floating Rate Securities. Variable and floating rate securities are debt securities that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer’s credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction-rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities, because of (for example) the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer’s declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value, and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or maturity. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

Debt Securities — Zero-Coupon and Pay-in-Kind Securities. Zero-coupon and pay-in-kind securities are debt securities that do not make regular cash interest payments. Zero-coupon securities generally do not pay interest. Pay-in-kind securities pay interest through the issuance of additional securities. These securities are generally issued at a discount to their principal or maturity value. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. Although these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount and other non-cash income on such securities accrued during that year. Each fund that holds such securities intends to pass along such interest as a component of the fund’s distributions of net investment income. It may be necessary for the fund to liquidate portfolio positions, including when it is not advantageous to do so, in order to make required distributions.

Depositary Receipts. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository.” Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs). For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and they are generally designed for use in securities markets outside the United States. Although the two types of depositary receipt facilities (sponsored and unsponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants.

A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

For purposes of a fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

Derivatives. A derivative is a financial instrument that has a value based on—or “derived from”—the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts, forward-commitment transactions, options on securities, caps, floors, collars, swap agreements, and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (OTC) market. As a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), certain swap agreements may be cleared through a clearinghouse and traded on an exchange or swap execution facility. New regulations could, among other things, increase the costs of such transactions. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities, assets, or market indexes on which the derivatives are based. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes. There is no assurance that any derivatives strategy used by a fund’s advisor will succeed. The counterparties to the funds’ derivatives will not be considered the issuers thereof for purposes of certain provisions of the 1940 Act and the IRC, although such derivatives may qualify as securities or investments under such laws. The funds’ advisors, however, will monitor and adjust, as appropriate, the funds’ credit risk exposure to derivative counterparties.

Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

The use of derivatives generally involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a “counterparty”) or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund’s advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indexes, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives (in particular, OTC derivatives) are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

Eurodollar and Yankee Obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issuers, most notably income risk (and, to a lesser extent, credit risk, market risk, and liquidity risk). Additionally, Eurodollar (and, to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same type of credit analysis as domestic issuers in which a Vanguard fund invests, and they will have at least the same financial strength as the domestic issuers approved for the fund.

Exchange-Traded Funds. A fund may purchase shares of exchange-traded funds (ETFs), including ETF Shares issued by other Vanguard funds. Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF’s shares may trade at a discount or a premium to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; and (3) trading of an ETF’s shares may be halted by the activation of individual or marketwide “circuit breakers” (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage), if the shares are delisted from the exchange without first being listed on another exchange, or if the listing exchange’s officials deem such action appropriate in the interest of a fair and orderly market or to protect investors.

Most ETFs are investment companies. Therefore, a fund’s purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund’s investments in other investment companies, which are described under the heading “Other Investment Companies.”

Vanguard ETF®* Shares are exchange-traded shares that represent an interest in an investment portfolio held by Vanguard funds. A fund’s investments in Vanguard ETF Shares are also generally subject to the descriptions, limitations, and risks described under the heading “Other Investment Companies,” except as provided by an exemption granted by the SEC that permits registered investment companies to invest in a Vanguard fund that issues ETF Shares beyond the limits of Section 12(d)(1) of the 1940 Act, subject to certain terms and conditions.

* U.S. Pat. No. 6,879,964 B2; 7,337,138; 7,720,749; 7,925,573; 8,090,646.

Foreign Securities. Typically, foreign securities are considered to be equity or debt securities issued by entities organized, domiciled, or with a principal executive office outside the United States, such as foreign corporations and governments. Securities issued by certain companies organized outside the United States may not be deemed to be foreign securities if the company’s principal operations are conducted from the United States or when the company’s equity securities trade principally on a U.S. stock exchange. Foreign securities may trade in U.S. or foreign securities markets. A fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for foreign securities. Direct investments in foreign securities may be made either on foreign securities exchanges or in the OTC markets. Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. companies or governments.

Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there are multiple risks that could result in a loss to the fund, including, but not limited to, the risk that a fund’s trade details could be incorrectly or fraudulently entered at the time of the transaction. Securities of foreign issuers are generally less liquid than securities of comparable U.S. issuers and foreign investments may be effected through structures that may be complex or obfuscatory. In certain countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that could affect U.S. investments in those countries. Although an advisor will endeavor to achieve most favorable execution costs for a fund’s portfolio transactions in foreign securities under the circumstances, commissions (and other transaction costs) are generally higher than those on U.S. securities. In addition, it is expected that the custodian arrangement expenses for a fund that invests primarily in foreign securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Certain foreign governments levy withholding taxes against dividend and interest income from or dispositions of foreign securities. Although in some countries a portion of these taxes is recoverable by the fund, the nonrecovered portion of foreign withholding taxes will reduce the income received from such securities.

The value of the foreign securities held by a fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and it tends to increase when the value of the U.S. dollar falls against such currency (as discussed under the heading “Foreign Securities – Foreign Currency Transactions,” a fund may attempt to hedge its currency risks). In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, as well as by currency restrictions, exchange control regulation, currency devaluations, and political and economic developments.

Foreign Securities — Emerging Market Risk. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and it imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets, and possible arbitrary and unpredictable enforcement of securities regulations; controls on foreign investment and limitations on repatriation of invested capital and on the fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency-hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, or newly organized; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Custodial services and other investment-related costs are often more expensive in emerging market countries, which can reduce a fund’s income from investments in securities or debt instruments of emerging market country issuers.

Foreign Securities — Foreign Currency Transactions. The value in U.S. dollars of a fund’s non-dollar-denominated foreign securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To seek to minimize the impact of such factors on net asset values, a fund may engage in foreign currency transactions in connection with its investments in foreign securities. A fund will not speculate in foreign currency exchange and will enter into foreign currency transactions only to attempt to “hedge” the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss that would result from a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market. Currency exchange transactions also may be effected through the use of swap agreements or other derivatives.

Currency exchange transactions may be considered borrowings. A currency exchange transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund may be able to protect itself against part or all of the possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as “transaction hedging.” In addition, when the advisor reasonably believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as “portfolio hedging.” Similarly, when the advisor reasonably believes that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

A fund may also attempt to hedge its foreign currency exchange rate risk by engaging in currency futures, options, and “cross-hedge” transactions. In cross-hedge transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that the advisor reasonably believes generally tracks the currency being hedged with regard to price movements). The advisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or because the market for the tracking currency is more liquid or more efficient. Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

A fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these assets are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its advisor’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks and may leave a fund in a less advantageous position than if such a hedge had not been established. Because forward currency contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll over a forward currency contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

Foreign Securities — Foreign Investment Companies. Some of the countries in which a fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Fund investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. Such investments may be made through registered or unregistered closed-end investment companies that invest in foreign securities. Investing through such vehicles may involve layered fees or expenses and may also be subject to the limitations on, and the risks of, a fund’s investments in other investment companies, which are described under the heading “Other Investment Companies.”

Futures Contracts and Options on Futures Contracts. Futures contracts and options on futures contracts are derivatives. A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be “long” the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be “short” the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies, and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash-settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are “offset” before the settlement date through the establishment of an opposite and equal futures position.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit “initial margin” with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract’s market value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. This process is known as “marking-to-market.” A futures transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the “exercise” or “strike” price) any time before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.

A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as previously described in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

Each Fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission, under which a mutual fund is conditionally excluded from the definition of the term “commodity pool operator” (CPO). Accordingly, neither the Funds nor Vanguard are subject to registration or regulation as CPOs under the Commodity Exchange Act. A fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity or that are quoted on an automated quotation system.

Futures Contracts and Options on Futures Contracts — Risks. The risk of loss in trading futures contracts and in writing futures options can be substantial because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) for the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.

A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange that provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment. Treasury futures are generally not subject to such daily limits.

A fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

A fund could lose margin payments it has deposited with its FCM, if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the fund.

Hybrid Instruments. A hybrid instrument, or hybrid, is an interest in an issuer that combines the characteristics of an equity security, a debt security, a commodity, and/or a derivative. A hybrid may have characteristics that, on the whole, more strongly suggest the existence of a bond, stock, or other traditional investment, but may also have prominent features that are normally associated with a different type of investment. Moreover, hybrid instruments may be treated as a particular type of investment for one regulatory purpose (such as taxation) and may be simultaneously treated as a different type of investment for a different regulatory purpose (such as securities or commodity regulation). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including increased total return, duration management, and currency hedging. Because hybrids combine features of two or more traditional investments, and may involve the use of innovative structures, hybrids present risks that may be similar to, different from, or greater than those associated with traditional investments with similar characteristics.

Examples of hybrid instruments include convertible securities, which combine the investment characteristics of bonds and common stocks; perpetual bonds, which are structured like fixed income securities, have no maturity date, and may be characterized as debt or equity for certain regulatory purposes; capital contingent securities, which are fixed income securities that are converted into stock if the issuer’s capital ratio falls below a predetermined level; and trust-preferred securities, which are preferred stocks of a special-purpose trust that holds subordinated debt of the corporate parent. Another example of a hybrid is a commodity-linked bond, such as a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid would be a combination of a bond and a call option on oil.

In the case of hybrids that are structured like fixed income securities (such as structured notes), the principal amount or interest rate is generally tied (positively or negatively) to the price of some commodity, currency, securities index, interest rate, or other economic factor (each, a benchmark). For some hybrids, the principal amount payable at maturity or interest rate may be increased or decreased, depending on changes in the value of the benchmark. Other hybrids do not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond with a fixed principal amount that pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. Depending on the level of a fund’s investment in hybrids, these risks may cause significant fluctuations in the fund’s net asset value. Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and, therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities.

Certain issuers of hybrid instruments known as structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the funds’ investments in these products may be subject to the limitations described under the heading “Other Investment Companies.”

Interfund Borrowing and Lending. The SEC has granted an exemption permitting the Vanguard funds to participate in Vanguard’s interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is typically available from a bank for a comparable transaction; (2) no equity, taxable bond, or money market fund may loan money if the loan would cause its aggregate outstanding loans through the program to exceed 5%, 7.5%, or 10%, respectively, of its net assets at the time of the loan; and (3) a fund’s interfund loans to any one fund shall not exceed 5% of the lending fund’s net assets. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investing for Control. The Vanguard funds invest in securities and other instruments for the sole purpose of achieving a specific investment objective. As such, they do not seek to acquire enough of a company’s outstanding voting stock to have control over management decisions. The Vanguard funds do not invest for the purpose of controlling a company’s management.

Loan Interests and Direct Debt Instruments. Loan interests and direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations); to suppliers of goods or services (in the case of trade claims or other receivables); or to other parties. These investments involve a risk of loss in case of the default, insolvency, or bankruptcy of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a purchaser supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. Direct debt instruments may not be rated by a rating agency. If scheduled interest or principal payments are not made, or are not made in a timely manner, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than unsecured loans in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or they may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Corporate loans and other forms of direct corporate indebtedness in which a fund may invest generally are made to finance internal growth, mergers, acquisitions, stock repurchases, the refinancing of existing debt, leveraged buyouts, and other corporate activities. A significant portion of the corporate indebtedness purchased by a fund may represent interests in loans or debt made to finance highly leveraged corporate acquisitions (known as “leveraged buyout” transactions), leveraged recapitalization loans, and other types of acquisition financing. Another portion may also represent loans incurred in restructuring or “work-out” scenarios, including super-priority debtor-in-possession facilities in bankruptcy and acquisition of assets out of bankruptcy. Loans in restructuring or work-out scenarios may be especially vulnerable to the inherent uncertainties in restructuring processes. In addition, the highly leveraged capital structure of the borrowers in any such transactions, whether in acquisition financing or restructuring, may make such loans especially vulnerable to adverse or unusual economic or market conditions.

Loans and other forms of direct indebtedness generally are subject to restrictions on transfer, and only limited opportunities may exist to sell them in secondary markets. As a result, a fund may be unable to sell loans and other forms of direct indebtedness at a time when it may otherwise be desirable to do so, or may be able to sell them only at a price that is less than their fair value.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that, under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

A fund’s investment policies will govern the amount of total assets that it may invest in any one issuer or in issuers within the same industry. For purposes of these limitations, a fund generally will treat the borrower as the “issuer” of indebtedness held by the fund. In the case of loan participations in which a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for purposes of the fund’s investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Mortgage Dollar Rolls. A mortgage dollar roll is a transaction in which a fund sells a mortgage-backed security to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A mortgage-dollar-roll program may be structured to simulate an investment in mortgage-backed securities at a potentially lower cost, or with potentially reduced administrative burdens, than directly holding mortgage-backed securities. For accounting purposes, each transaction in a mortgage dollar roll is viewed as a separate purchase and sale of a mortgage-backed security. The fund receives cash for a mortgage-backed security in the initial transaction and an agreement is entered into that requires the fund to purchase a similar mortgage-backed security in the future.

The counterparty with which a fund enters into a mortgage-dollar-roll transaction is obligated to provide the fund with similar securities to purchase as those originally sold by the fund. These securities generally must (1) be issued by the same agency and be part of the same program; (2) have similar original stated maturities; (3) have identical net coupon rates; and (4) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within a certain percentage of the initial amount delivered. Mortgage dollar rolls will be used only if consistent with a fund’s investment objective and strategies and will not be used to change a fund’s risk profile.

Mortgage-Backed Securities. Mortgage-backed securities are securities that represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans and may be based on different types of mortgages, including those on residential properties or commercial real estate. Mortgage-backed securities include various types of securities, such as government stripped mortgage-backed securities, adjustable rate mortgage-backed securities, and collateralized mortgage obligations.

Generally, mortgage-backed securities represent interests in pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association (GNMA), by government-related organizations, such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), as well as by private issuers, such as commercial banks, savings and loan institutions, and mortgage bankers. The average maturity of pass-through pools of mortgage-backed securities in which a fund may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool’s average maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property, and the age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately.

Mortgage-backed securities may be classified as private, government, or government-related, depending on the issuer or guarantor. Private mortgage-backed securities represent interest in pass-through pools consisting principally of conventional residential or commercial mortgage loans created by nongovernment issuers, such as commercial banks, savings and loan associations, and private mortgage insurance companies. Private mortgage-backed securities may not be readily marketable. In addition, mortgage-backed securities have been subject to greater liquidity risk due to the deterioration of worldwide economic and liquidity conditions that became especially severe in 2008. U.S. government mortgage-backed securities are backed by the full faith and credit of the U.S. government. GNMA, the principal U.S.

guarantor of these securities, is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities are not backed by the full faith and credit of the U.S. government. Issuers include FNMA and FHLMC, which are congressionally chartered corporations. In September 2008, the U.S. Treasury placed FNMA and FHLMC under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with FNMA and FHLMC to provide them with capital in exchange for senior preferred stock. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and principal by FHLMC. Private, government, or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments (that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary).

Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage-backed security. A fund’s ability to maintain positions in mortgage-backed securities is affected by the reductions in the principal amount of such securities resulting from prepayments. A fund’s ability to reinvest prepayments of principal at comparable yield is subject to generally prevailing interest rates at that time. The values of mortgage-backed securities vary with changes in market interest rates generally and the differentials in yields among various kinds of government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

Mortgage-Backed Securities — Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (ARMBSs) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. However, because the interest rates on ARMBSs are reset only periodically, changes in market interest rates or in the issuer’s creditworthiness may affect their value. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a fund holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are thus subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Mortgage-Backed Securities — Collateralized Mortgage Obligations. Collateralized mortgage obligations (CMOs) are mortgage-backed securities that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a “tranche.” Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a traditional CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under a CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The “fastest-pay” tranches of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When those tranches of bonds are retired, the next tranche (or tranches) in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long-maturity, monthly pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.

In recent years, new types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds, and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

CMOs may include real estate mortgage investment conduits (REMICs). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. A REMIC is a CMO that qualifies for special tax treatment under the IRC and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as “regular” interests, or “residual” interests. Guaranteed REMIC pass-through certificates (REMIC Certificates) issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC, or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest and also guarantees the payment of principal, as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.

The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

Mortgage-Backed Securities — Hybrid ARMs. A hybrid adjustable rate mortgage (hybrid ARM) is a type of mortgage in which the interest rate is fixed for a specified period and then resets periodically, or floats, for the remaining mortgage term. Hybrid ARMs are usually referred to by their fixed and floating periods. For example, a 5/1 ARM refers to a mortgage with a 5-year fixed interest rate period, followed by a 1-year interest rate adjustment period. During the initial interest period (i.e., the initial five years for a 5/1 hybrid ARM), hybrid ARMs behave more like fixed income securities and are thus subject to the risks associated with fixed income securities. All hybrid ARMs have reset dates. A reset date is the date when a hybrid ARM changes from a fixed interest rate to a floating interest rate. At the reset date, a hybrid ARM can adjust by a maximum specified amount based on a margin over an identified index. Like ARMBSs, hybrid ARMs have periodic and lifetime limitations on the increases that can be made to the interest rates that mortgagors pay. Therefore, if during a floating rate period interest rates rise above the interest rate limits of the hybrid ARM, a fund holding the hybrid ARM does not benefit from further increases in interest rates.

Mortgage-Backed Securities — Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (SMBSs) are derivative multi-class mortgage-backed securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities formed or sponsored by any of the foregoing.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The price and yield to maturity on an IO class are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities, even if the security is in one of the highest rating categories.

Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and thus subject to a fund’s limitations on investment in illiquid securities.

Municipal Bonds. Municipal bonds are debt obligations issued by states, municipalities, and other political subdivisions; and agencies, authorities, and instrumentalities of states and multi-state agencies or authorities (collectively, municipalities). Typically, the interest payable on municipal bonds is, in the opinion of bond counsel to the issuer at the time of issuance, exempt from federal income tax. Municipal bonds include securities from a variety of sectors, each of which has unique risks. Municipal bonds include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds, including industrial development bonds issued pursuant to federal tax law.

General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues.

Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality. Under the IRC, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Tax-exempt private activity bonds and industrial development bonds generally are also classified as revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds are the responsibility of the corporate user (and/or any guarantor). Some municipal bonds may be issued as variable or floating rate securities and may incorporate market-dependent liquidity features (see discussion of “Debt Securities—Variable and Floating Rate Securities”). A tax-exempt fund will generally invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee that the interest payments on municipal bonds will continue to be tax-exempt for the life of the bonds.

Some longer-term municipal bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request—usually one to seven days. This demand feature enhances a security’s liquidity by shortening its maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a fund would hold the longer-term security, which could experience substantially more volatility. Municipal bonds that are issued as variable or floating rate securities incorporating market dependent liquidity features may have greater liquidity risk than other municipal bonds (see discussion of “Debt Securities—Variable and Floating Rate Securities”).

Some municipal bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements (SBPAs). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the higher of the credit rating of the insurer, based on its claims-paying ability, or the credit rating of the underlying bond issuer or obligor. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.

Municipal bonds also include tender option bonds, which are municipal derivatives created by dividing the income stream provided by an underlying municipal bond to create two securities issued by a special-purpose trust, one short-term and one long-term. The interest rate on the short-term component is periodically reset. The short-term component has negligible interest rate risk, while the long-term component has all of the interest rate risk of the original bond. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term components can be very volatile and may be less liquid than other municipal bonds of comparable maturity. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.

Municipal securities also include a variety of structures geared towards accommodating municipal-issuer short-term cash-flow requirements. These structures include, but are not limited to, general market notes, commercial paper, put bonds, and variable-rate demand obligations (VRDOs). VRDOs comprise a significant percentage of the outstanding debt in the short-term municipal market. VRDOs can be structured to provide a wide range of maturity options (1 day to over 360 days) to the underlying issuing entity and are typically issued at par. The longer the maturity option, the greater the degree of liquidity risk (the risk of not receiving an asking price of par or greater) and reinvestment risk (the risk that the proceeds from maturing bonds must be reinvested at a lower interest rate).

Although most municipal bonds are exempt from federal income tax, some are not. Taxable municipal bonds include Build America Bonds (BABs); the borrowing costs of BABs are subsidized by the federal government, but BABs are subject to state and federal income tax. BABs were created pursuant to the American Recovery and Reinvestment Act of 2009 (ARRA) to offer an alternative form of financing to state and local governments whose primary means for accessing the capital markets had been through the issuance of tax-free municipal bonds. BABs also include Recovery Zone Economic Development Bonds, which are subsidized more heavily by the federal government than other BABs and are designed to finance certain types of projects in distressed geographic areas.

Under ARRA, an issuer of a BAB is entitled to receive payments from the U.S. Treasury Department over the life of the BAB equal to 35% of the interest paid (or 45% of the interest paid in the case of a Recovery Zone Economic Development Bond). For example, if a state or local government were to issue a BAB at a taxable interest rate of 10% of the par value of the bond, the U.S. Treasury Department would make a payment directly to the issuing government of 35% of that interest (3.5% of the par value of the bond) or 45% of the interest (4.5% of the par value of the bond) in the case of a Recovery Zone Economic Development Bond. Thus, the state or local government’s net borrowing cost would be 6.5% or 5.5%, respectively, on BABs that pay 10% interest. In other cases, holders of a BAB receive a 35% or 45% tax credit, respectively. The BAB program expired on December 31, 2010. BABs outstanding prior to the expiration of the program continue to be eligible for the federal interest rate subsidy or tax credit, which continues for the life of the BABs; however, no bonds issued following expiration of the program would be eligible for federal payment or tax credit. In addition to BABs, a fund may invest in other municipal bonds that pay taxable interest.

The reorganization under the federal bankruptcy laws of an issuer of, or payment obligor with respect to, municipal bonds may result in the municipal bonds being cancelled without repayment; repaid only in part; or repaid in part or whole through an exchange thereof for any combination of cash, municipal bonds, debt securities, convertible securities, equity securities, or other instruments or rights in respect of the same issuer or payment obligor or a related entity.

The yields of municipal bonds depend on, among other things, general money market conditions, conditions in the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody’s Investors Service, Inc., Standard & Poor’s, and other nationally recognized statistical rating organizations (NRSROs) represent their opinions of the quality of the municipal bonds rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon, and rating may have different yields, while municipal bonds of the same maturity and coupon, but with different ratings, may have the same yield. It is the responsibility of a fund’s investment management staff to appraise independently the fundamental quality of bonds held by the fund.

Municipal Bonds — Risks. Municipal bonds are subject to credit risk. Like other debt securities, municipal bonds include investment-grade, non-investment-grade, and unrated securities. Rated municipal bonds that may be held by a fund include those rated investment grade at the time of investment or those issued by issuers whose senior debt is rated investment grade at the time of investment. In the case of any unrated municipal bonds, the advisor to a fund will assign a credit rating based upon criteria that include an analysis of factors similar to those considered by NRSROs. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. For example, from time to time, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Also, from time to time, proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of a Fund to achieve its respective investment objective. In that event, the fund’s trustees and officers would re-evaluate its investment objective and policies and consider recommending to its shareholders changes in such objective and policies.

There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may, from time to time, have the effect of introducing uncertainties in the market for municipal bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal, or political developments might affect all or a substantial portion of a fund’s municipal bonds in the same manner. For example, a state specific tax-exempt fund is subject to state-specific risk, which is the chance that the fund, because it invests primarily in securities issued by a particular state and its municipalities, is more vulnerable to unfavorable developments in that state than are funds that invest in municipal securities of many states. Unfavorable developments in any economic sector may have far-reaching ramifications on a state’s overall municipal market. In the event that a particular obligation held by a fund is downgraded below the minimum investment level permitted by the investment policies of such fund, the trustees and officers of the fund will carefully assess the creditworthiness of the obligation to determine whether it continues to meet the policies and objective of the fund.

Municipal bonds are subject to interest rate risk. Interest rate risk is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk is higher for long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of shorter-term bonds. Generally, prices of longer-maturity issues tend to fluctuate more than prices of shorter-maturity issues. Prices and yields on municipal bonds are dependent on a variety of factors, such as the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.

Municipal bonds are subject to call risk. Call risk is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupons or interest rates before their maturity dates. A fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income. Call risk is generally high for long-term bonds.

Municipal bonds may be deemed to be illiquid as determined by or in accordance with methods adopted by a fund’s board of trustees. In determining the liquidity and appropriate valuation of a municipal bond, a fund’s advisor may consider the following factors relating to the security, among others: (1) the frequency of trades and quotes; (2) the number of dealers willing to purchase or sell the security; (3) the willingness of dealers to undertake to make a market; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and (5) factors unique to a particular security, including general creditworthiness of the issuer and the likelihood that the marketability of the securities will be maintained throughout the time the security is held by the fund.

Options. An option is a derivative. An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a “premium,” the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call option) or to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

The buyer (or holder) of an option is said to be “long” the option, while the seller (or writer) of an option is said to be “short” the option. A call option grants to the holder the right to buy (and obligates the writer to sell) the underlying security at the strike price. A put option grants to the holder the right to sell (and obligates the writer to buy) the underlying security at the strike price. The purchase price of an option is called the “premium.” The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

If a trading market in particular options were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying instrument moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying instruments and related instruments. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.

A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for the fund. Although hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

Other Investment Companies. A fund may invest in other investment companies to the extent permitted by applicable law or SEC exemption. Under Section 12(d)(1) of the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the voting stock of an acquired investment company. In addition, no funds for which Vanguard acts as an advisor may, in the aggregate, own more than 10% of the voting stock of a closed-end investment company. The 1940 Act and related rules provide certain exemptions from these restrictions. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund’s expenses (including operating expenses and the fees of the advisor), but also, indirectly, may bear the similar expenses of the underlying investment companies. Certain investment companies, such as business development companies (BDCs), are more akin to operating companies and, as such, their expenses are not direct expenses paid by fund shareholders and are not used to calculate the fund’s net asset value. SEC rules nevertheless require that any expenses incurred by a BDC be included in a fund’s expense ratio as “Acquired Fund Fees and Expenses.” The expense ratio of a fund that holds a BDC will need to overstate what the fund actually spends on portfolio management, administrative services, and other shareholder services by an amount equal to these Acquired Fund Fees and Expenses. The Acquired Fund Fees and Expenses are not included in a fund’s financial statements, which provide a clearer picture of a fund’s actual operating expenses. Shareholders would also be exposed to the risks associated not only with the investments of the fund, but also with the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded on the secondary market.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject. In addition, preferred stock may be subject to more abrupt or erratic price movements than common stock or debt securities due to the fact that preferred stock may trade less frequently and in more limited volume.

Real Estate Investment Trusts (REITs). An equity REIT owns real estate properties directly and generates income from rental and lease payments. Equity REITs also have the potential to generate capital gains as properties are sold at a profit. A mortgage REIT makes construction, development, and long-term mortgage loans to commercial real estate developers and earns interest income on these loans. A hybrid REIT holds both properties and mortgages. To avoid taxation at the corporate level, REITs must distribute most of their earnings to shareholders.

Investments in REITs are subject to many of the same risks as direct investments in real estate. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, general or local economic conditions, and the strength of specific industries that rent properties. Ultimately, a REIT’s performance depends on the types and locations of the properties it owns and on how well the REIT manages its properties. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants’ failure to pay rent, or incompetent management. Property values could decrease because of overbuilding in the area, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses because of casualty or condemnation, increases in property taxes, or changes in zoning laws.

The value of a REIT may also be affected by changes in interest rates. Rising interest rates generally increase the cost of financing for real estate projects, which could cause the value of an equity REIT to decline. During periods of declining interest rates, mortgagors may elect to prepay mortgages held by mortgage REITs, which could lower or diminish the yield on the REIT. REITs are also subject to heavy cash-flow dependency, default by borrowers, and changes in tax and regulatory requirements. In addition, a REIT may fail to qualify for tax-free status under the IRC and/or fail to maintain exemption from the 1940 Act.

Repurchase Agreements. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed-upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. When entering into a repurchase agreement with the Federal Reserve, the collateral received will equal 100% of the value of the repurchase agreement. In addition, the investment advisor will monitor a fund’s repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a fund. The aggregate amount of any such agreements is not limited, except to the extent required by law.

The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Restricted and Illiquid Securities. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a fund’s books. The SEC generally limits aggregate holdings of illiquid securities by a mutual fund to 15% of its net assets (5% for money market funds). A fund may experience difficulty valuing and selling illiquid securities and, in some cases, may be unable to value or sell certain illiquid securities for an indefinite period of time. Illiquid securities may include a wide variety of investments, such as (1) repurchase agreements maturing in more than seven days (unless the agreements have demand/redemption features), (2) OTC options contracts and certain other derivatives (including certain swap agreements), (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), (4) loan interests and other direct debt instruments, (5) municipal lease obligations, (6) commercial paper issued pursuant to Section 4(2) of the 1933 Act, and (7) securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security held by a fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper. Although a fund’s advisor monitors the liquidity of restricted securities, the board of trustees oversees and retains ultimate responsibility for the advisor’s liquidity determinations. Several factors that the trustees consider in monitoring these decisions include the valuation of a security; the availability of qualified institutional buyers, brokers, and dealers that trade in the security; and the availability of information about the security’s issuer.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund that it is obligated to repurchase. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.” A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the advisor. If the buyer in a reverse repurchase agreement becomes insolvent or files for bankruptcy, a fund’s use of proceeds from the sale may be restricted while the other party or its trustee or receiver determines if it will honor the fund’s right to repurchase the securities. If the fund is unable to recover the securities it sold in a reverse repurchase agreement, it would realize a loss equal to the difference between the value of the securities and the payment it received for them.

Securities Lending. A fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the securities lent. Any gain or loss in the market price of the securities lent that might occur during the term of the loan would be for the account of the fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities lent, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation. Currently, Vanguard funds that lend securities invest the cash collateral received in one or more Vanguard CMT Funds, which are very low-cost money market funds.

The terms and the structure of the loan arrangements, as well as the aggregate amount of securities loans, must be consistent with the 1940 Act and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the fund’s total assets, and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit, or securities issued or guaranteed by the U.S. government having at all times not less than 100% of the value of the securities lent; (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower “marks-to-market” on a daily basis); (3) the loan be made subject to termination by the fund at any time; and (4) the fund receive reasonable interest on the loan (which may include the fund’s investing any cash collateral in interest-bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by each fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. The advisor will consider the creditworthiness of the borrower, among other things, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company’s trustees. In addition, voting rights pass with the lent securities, but if a fund has knowledge that a material event will occur affecting securities on loan, and in respect of which the holder of the securities will be entitled to vote or consent, the lender must be entitled to call the loaned securities in time to vote or consent. A fund bears the risk that there may be a delay in the return of the securities, which may impair the fund’s ability to vote on such a matter.

Pursuant to Vanguard’s securities lending policy, Vanguard’s fixed income and money market funds are not permitted to, and do not, lend their investment securities.

Swap Agreements. A swap agreement is a derivative. A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.

Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, excess return swaps, and total return swaps. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.

An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transactions may be subject to a fund’s limitation on investments in illiquid securities.

Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or inexpensive) relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.

Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged swap transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the fund. If the advisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many swaps, OTC swaps in particular, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund’s advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

The market for swaps and swaptions is a relatively new market. It is possible that developments in the market could adversely affect a fund, including its ability to terminate existing swap agreements or to realize amounts to be received under such agreements. As previously noted under the heading “Derivatives,” under the Dodd-Frank Act certain swaps that may be used by a fund may be cleared through a clearinghouse and traded on an exchange or swap execution facility.

Tax Matters — Federal Tax Discussion. Discussion herein of U.S. federal income tax matters summarizes some of the important, generally applicable U.S. federal tax considerations relevant to the Portfolios and the insurance company separate accounts investing in the Portfolios on the IRC, U.S. Treasury regulations, and other applicable authority. These authorities are subject to change by legislative, administrative, or judicial action, possibly with retroactive effect. The discussion assumes that the shares of each Portfolio will be respected as owned by the insurance company separate accounts that invest in such Portfolio to fund the insurance company’s obligations under a variable life or variable annuity contract. For information concerning the federal income tax consequences to a holder of such a contract, refer to the prospectus for the particular contract. A shareholder should consult his or her tax professional regarding the particular situation for information on the possible application of U.S. federal, state, local, foreign, and other taxes.

Tax Matters — Federal Tax Treatment of Bonds Issued or Purchased at a Discount. Any investment in zero-coupon bonds, deferred interest bonds, payment-in-kind bonds, certain inflation-adjusted debt instruments, certain stripped securities, and certain securities purchased at a market discount (including certain high yield debt obligations) will cause a Portfolio to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income and avoid a tax on the Portfolio, the Portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold.

Tax Matters — Federal Tax Treatment of Derivatives, Foreign Currency, Hedging, and Related Transactions. A Portfolio’s transactions in derivative instruments (including, but not limited to, options, futures, forward contracts, and swap agreements), as well as any of the Portfolio’s hedging, short sale, securities loan, or similar transactions, may be subject to one or more special tax rules that affect the amount, timing, and character of Portfolio income and distributions to shareholders. These rules can cause a Portfolio to recognize income for tax purposes prior to the receipt of cash payments with respect to the underlying investments; in order to distribute this income and avoid a tax on the Portfolio, the Portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold.

Tax Matters — Federal Tax Treatment of Investments in REITs and Certain Mortgage-Related Investments. Under a notice issued by the IRS in 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Portfolio’s income (including income allocated to a Portfolio from a REIT or other pass-through entity) that is attributable to a residual interest in real estate mortgage conduits (REMICs) or taxable mortgage pools (excess inclusion) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related residual interest directly. As a result, a life insurance company separate account funding a variable contract may be taxed currently to the extent of its share of a Portfolio’s excess inclusion income. In general, where excess inclusion income is allocated to a life insurance company separate account funding a variable life insurance or variable annuity contract, such income cannot be offset by an adjustment to the reserves and thus is currently taxed notwithstanding the more general tax deferral available to insurance company separate accounts funding such contracts.

Tax Matters — Passive Foreign Investment Companies. Special tax considerations apply with respect to investments by a Portfolio in certain passive foreign investment companies (PFICs). A foreign company is generally a PFIC if 75% or more of its gross income is passive or if 50% or more of its assets produce passive income. Capital gains on the sale of a PFIC will be deemed ordinary income regardless of how long the Fund held it. Also, each Portfolio may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from PFICs, whether or not they are distributed to shareholders. To avoid such tax and interest, a Portfolio may elect to treat PFICs as sold on the last day of the Portfolio’s fiscal year, mark to market these securities, and recognize any unrealized gains (or losses, to the extent of previously recognized gains) as ordinary income each year. This election may cause the Portfolio to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Portfolio, the Portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Portfolio. Distributions from the Portfolio that are attributable to PFICs are characterized as ordinary income. Each Portfolio (other than the Money Market, Short-Term Investment-Grade, Total Bond Market Index, and High Yield Bond Portfolios) may invest in PFICs.

Time Deposits. The Money Market Portfolio may invest in U.S. dollar-denominated time deposits of U.S. banks, foreign branches of U.S. banks, and foreign branches of foreign banks. Time deposits are interest-bearing, non-negotiable deposits at a bank with a specific maturity date. A time deposit earns a negotiated rate of interest over a definite period of time. For The Money Market Portfolio, time deposits are typically no longer than overnight.

Time deposits are subject to the same risks that pertain to domestic issuers of money market instruments, most notably credit risk (and, to a lesser extent, income risk, market risk, and liquidity risk). Additionally, time deposits of foreign branches of U.S. banks and foreign branches of foreign banks may be subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes, and expropriation or nationalization of foreign issuers. However, time deposits of such issuers will undergo the same type of credit analysis as domestic issuers in which a Vanguard fund invests, and will have at least the same financial strength as the domestic issuers approved for the fund.

Trust Preferred Securities. Trust preferred securities are a type of hybrid security in which a parent company issues subordinated debt to an affiliated special purpose trust, which will in turn issue limited-life preferred securities to investors and common securities to the parent company. Investors will receive distributions of the interest the trust receives on the debt issued by the parent company during the term of the preferred securities. The underlying subordinated debt may be secured or unsecured, and it generally ranks slightly higher in terms of payment priority than both common and preferred securities of the issuer, but below its other debt securities. Trust preferred securities generally have a yield advantage over traditional preferred stocks but, unlike preferred stocks, distributions generally are treated as interest rather than dividends for federal income tax purposes and, therefore, are not eligible for the dividends-received deduction available to U.S. corporations for dividends paid by U.S. corporations or the lower federal tax rate applicable to qualified dividends. Trust preferred securities typically have maturities of 30 years or more, may be subject to prepayment by the issuer under certain circumstances, and have periodic fixed or variable interest payments and maturities at face value. In addition, trust preferred securities may allow for deferral of interest payments for up to 5 years or longer. However, during any deferral period, interest will accrue and be taxable for holders of the trust preferred securities. Furthermore, if an issuer of trust preferred securities exercised its right to defer interest payments, the securities would be treated as issued with original issue discount (OID) at that time and all interest on the securities would thereafter be treated as OID as long as the securities remained outstanding. Unlike typical asset-backed securities, trust preferred securities have only one underlying obligor and are not over-collateralized. For that reason, the market may effectively treat trust preferred securities as subordinate corporate debt of the parent company issuer. The risks associated with trust preferred securities typically include those relating to the financial condition of the parent company, as the trust typically has no business operations other than holding the subordinated debt issued by the parent company. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company. There can be no assurance as to the liquidity of trust preferred securities or the ability of holders of the trust preferred securities to sell their holdings.

Warrants. Warrants are instruments that give the holder the right, but not the obligation, to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

When-Issued, Delayed-Delivery, and Forward-Commitment Transactions. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

Regulatory Restrictions in India. Shares of Vanguard Variable Insurance Fund International Portfolio have not been, and will not be, registered under the laws of India, and are not intended to benefit from any laws in India promulgated for the protection of shareholders. Due to regulatory requirements in India, shares of the International Portfolio shall not be knowingly offered to (directly or indirectly) or sold or delivered to (within India); transferred to or purchased by; or held for, on the account of, or for the benefit of (i) a “person resident in India” (as defined in the Foreign Exchange Management Act, 1999), (ii) a “non-resident Indian,” an “overseas corporate body,” or a “person of Indian origin,” (as each such term is defined in the Foreign Exchange Management (Deposit) Regulations, 2000), or (iii) any other entity or person disqualified or otherwise prohibited from accessing the Indian securities market under applicable laws, as may be amended from time to time. Each investor, prior to purchasing shares of the International Portfolio, must satisfy itself regarding compliance with these requirements.

SHARE PRICE

Each Portfolio’s share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange (the Exchange), generally 4 p.m., Eastern time. NAV per share is computed by dividing the total assets, minus liabilities, of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolios do not transact purchase or redemption requests. However, on those days the value of the Portfolios’ assets may be affected to the extent that the Portfolios hold foreign securities that trade on foreign markets that are open. The underlying Vanguard funds in which the Conservative Allocation, Moderate Allocation, and Total Stock Market Index Portfolios invest also do not calculate their

NAV on days when the Exchange is closed but the value of their assets may be affected to the extent that they hold foreign securities that trade on foreign markets that are open.

The Exchange typically observes the following holidays: New Year’s Day; Martin Luther King, Jr. Day; Presidents’ Day (Washington’s Birthday); Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. Although the Fund expects the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.

It is the policy of the Money Market Portfolio to attempt to maintain a net asset value of $1 per share for sales and redemptions. The instruments held by the Portfolio are valued on the basis of amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price which the Portfolio would receive if it sold the instrument. The Portfolio’s holdings will be reviewed by the trustees, at such intervals as they may deem appropriate, to determine whether the Portfolio’s net asset value calculated by using available market quotations deviates from $1 per share based on amortized cost. The extent of any deviation will be examined by the trustees. If such deviation exceeds 1/2 of 1%, the trustees will promptly consider what action, if any, will be initiated. In the event the trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they have agreed to take such corrective action as they regard as necessary and appropriate, including the sale of fund instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; making a special capital distribution; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations.

The use of amortized cost and the maintenance of the Money Market Portfolio’s net asset value at $1 is based on its election to operate under Rule 2a-7 under the 1940 Act. As a condition of operating under that rule, the Portfolio must maintain a dollar-weighted average portfolio maturity of 60 days or less; maintain a dollar-weighted average life of 120 days or less; purchase only instruments having remaining maturities of 397 days or less; meet applicable daily, weekly, and general liquidity requirements; and invest only in securities that are determined by methods approved by the trustees to present minimal credit risks and that are of high quality as determined by the requisite rating services, or in the case of an instrument not so rated, determined to be of comparable quality by methods approved by the trustees.

Each Portfolio’s NAV is used to determine the unit value for the separate account that invests in that Portfolio. For more information on unit values, please refer to the prospectus of the insurance company separate account that offers your annuity or life insurance contract.

PURCHASE AND REDEMPTION OF SHARES

Purchase of Shares

The purchase price of shares of each Portfolio is the NAV next determined after the purchase request is received in good order, as defined in the Portfolio’s prospectus.

The Total Bond Market Index Portfolio reserves the right to impose a transaction fee of 0.18% on any purchase that, in the opinion of the advisor, would disrupt efficient management of the Portfolio. The advisor may impose this transaction fee if an investor’s aggregate purchases into the Portfolio over a twelve-month period exceed, or are expected to exceed, $30 million. The Portfolio may incur substantial transaction costs in absorbing very large investments, and the fee (paid directly to the Portfolio) is intended to protect existing shareholders from being unfairly impacted by such costs. The Portfolio’s advisor will consider several factors in determining whether to apply the fee, including the following:

  The transaction costs of buying securities, determined in part by the availability of securities at that time.

  The offsetting effect of any Portfolio redemptions occurring at that time.

  The Portfolio’s then-current rate of growth.

Redemption of Shares

The redemption price of shares of each Portfolio is the NAV next determined after the redemption request is received in good order, as defined in the Portfolio’s prospectus.

Each Portfolio may suspend redemption privileges or postpone the date of payment for redeemed shares (1) during any period that the Exchange is closed or trading on the Exchange is restricted as determined by the SEC; (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Portfolio to dispose of securities it owns or to fairly determine the value of its assets; or (3) for such other periods as the SEC may permit, including in connection with a determination by the board of a money market fund under Rule 22e-3 under the 1940 Act to suspend redemptions and postpone payment of redemption proceeds in order to facilitate an orderly liquidation of a portfolio.

The Trust has filed a notice of election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Portfolio at the beginning of such period.

If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.

The Portfolios do not charge redemption fees. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Portfolio.

Right to Change Policies

Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if Vanguard reasonably believes a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard reasonably believes they are deemed to be in the best interest of a fund.

MANAGEMENT OF THE FUND

Vanguard

The Fund is part of the Vanguard group of investment companies, which consists of more than 180 funds. Through their jointly owned subsidiary, Vanguard, the funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds.

Vanguard was established and operates under an Amended and Restated Funds’ Service Agreement (the Agreement). Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. The funds’ officers are also officers and employees of Vanguard.

Vanguard, Vanguard Marketing Corporation (VMC), the funds, and the funds’ advisors have adopted codes of ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The codes of ethics permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the codes of ethics require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds.

For all Portfolios except the Conservative Allocation, Moderate Allocation, and Total Stock Market Index Portfolios. Vanguard provides corporate management, administrative, and distribution services at cost. Each fund pays its share of Vanguard’s total expenses, which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodial fees. The Agreement provides that each Vanguard fund may be called upon to invest up to 0.40% of its current net assets in Vanguard. The amounts that each fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund’s relative net assets and its contribution to Vanguard’s capital.

As of December 31, 2012, each Portfolio had contributed capital to Vanguard as follows:

		Percentage of
	Capital	Portfolio’s	Percent of
	Contribution to	Average	Vanguard’s
Vanguard Variable Insurance Fund Portfolio	Vanguard	Net Assets	Capitalization
Balanced Portfolio	$ 231,000	0.01%	0.09%
Capital Growth Portfolio	54,000	0.01	0.02
Diversified Value Portfolio	118,000	0.01	0.05
Equity Income Portfolio	91,000	0.01	0.04
Equity Index Portfolio	326,000	0.01	0.13
Growth Portfolio	44,000	0.01	0.02
High Yield Bond Portfolio	74,000	0.01	0.03
International Portfolio	231,000	0.01	0.09
Mid-Cap Index Portfolio	109,000	0.01	0.04
Money Market Portfolio	155,000	0.01	0.06
REIT Index Portfolio	86,000	0.01	0.03
Short-Term Investment-Grade Portfolio	144,000	0.01	0.06
Small Company Growth Portfolio	123,000	0.01	0.05
Total Bond Market Index Portfolio	367,000	0.01	0.15

For the Conservative Allocation, Moderate Allocation, and Total Stock Market Index Portfolios. The Agreement provides that each Portfolio will not contribute to Vanguard’s capitalization or pay for corporate management, administrative, and distribution services provided by Vanguard. However, each Portfolio will bear its own direct expenses, such as legal, auditing, and custodial fees. In addition, the Agreement further provides that each Portfolio’s direct expenses will be offset, in whole or in part, by a reimbursement from Vanguard for (1) the Portfolio’s contributions to the cost of operating the underlying Vanguard funds in which the Portfolio invests, and (2) certain savings in administrative and marketing costs that Vanguard expects to derive from the Portfolio’s operations. Each Portfolio expects that the reimbursements should be sufficient to offset most or all of the direct expenses incurred by the Portfolio. Therefore, each Portfolio is expected to operate at a very low—or zero—direct expense ratio. Of course, there is no guarantee that this will always be the case.

Although each Portfolio is not expected to incur any net expenses directly, the Portfolio’s shareholders indirectly bear the expenses of the underlying Vanguard funds. As of December 31, 2012, the Acquired Fund Fees and Expenses of the Total Stock Market Index Portfolio were 0.18%. For the Conservative Allocation and Moderate Allocation Portfolios, the Acquired Fund Fees and Expenses were 0.20% each.

Management. Corporate management and administrative services include (1) executive staff, (2) accounting and financial, (3) legal and regulatory, (4) shareholder account maintenance, (5) monitoring and control of custodian relationships, (6) shareholder reporting, and (7) review and evaluation of advisory and other services provided to the funds by third parties.

Distribution. Vanguard Marketing Corporation, 400 Devon Park Drive A39, Wayne, PA 19087, a wholly owned subsidiary of Vanguard, is the principal underwriter for the funds and in that capacity performs and finances marketing, promotional, and distribution activities (collectively, marketing and distribution activities) that are primarily intended to result in the sale of the funds’ shares. VMC offers shares of each fund for sale on a continuous basis. VMC performs marketing and distribution activities at cost in accordance with the conditions of a 1981 SEC exemptive order that permits the Vanguard funds to internalize and jointly finance the marketing, promotion, and distribution of their shares. The funds’ trustees review and approve the marketing and distribution expenses incurred by the funds, including the nature and cost of the activities and the desirability of each fund’s continued participation in the joint arrangement.

To ensure that each fund’s participation in the joint arrangement falls within a reasonable range of fairness, each fund contributes to VMC’s marketing and distribution expenses in accordance with an SEC-approved formula. Under that formula, one half of the marketing and distribution expenses are allocated among the funds based upon their relative net assets. The remaining half of those expenses is allocated among the funds based upon each fund’s sales for the preceding 24 months relative to the total sales of the funds as a group; provided, however, that no fund’s aggregate quarterly rate of contribution for marketing and distribution expenses shall exceed 125% of the average marketing and distribution expense rate for Vanguard, and that no fund shall incur annual marketing and distribution expenses in excess of 0.20% of its average month-end net assets. Each fund’s contribution to these marketing and distribution expenses helps to maintain and enhance the attractiveness and viability of the Vanguard complex as a whole, which benefits all of the funds and their shareholders.

VMC’s principal marketing and distribution expenses are for advertising, promotional materials, and marketing personnel.

Other marketing and distribution activities that VMC undertakes on behalf of the funds may include, but are not limited to:

  Conducting or publishing Vanguard-generated research and analysis concerning the funds, other investments, the financial markets, or the economy;

  Providing views, opinions, advice, or commentary concerning the funds, other investments, the financial markets, or the economy;

  Providing analytical, statistical, performance, or other information concerning the funds, other investments, the financial markets, or the economy;

  Providing administrative services in connection with investments in the funds or other investments, including, but not limited to, shareholder services, recordkeeping services, and educational services;

  Providing products or services that assist investors or financial service providers (as defined below) in the investment decision-making process;

  Providing promotional discounts, commission-free trading, fee waivers, and other benefits to clients of Vanguard Brokerage Services® who maintain qualifying investments in the funds; and

  Sponsoring, jointly sponsoring, financially supporting, or participating in conferences, programs, seminars, presentations, meetings, or other events involving fund shareholders, financial service providers, or others concerning the funds, other investments, the financial markets, or the economy, such as industry conferences, prospecting trips, due diligence visits, training or education meetings, and sales presentations.

VMC performs most marketing and distribution activities itself. Some activities may be conducted by third parties pursuant to shared marketing arrangements under which VMC agrees to share the costs and performance of marketing and distribution activities in concert with a financial service provider. Financial service providers include, but are not limited to, investment advisors, broker-dealers, financial planners, financial consultants, banks, and insurance companies. Under these cost- and performance-sharing arrangements, VMC may pay or reimburse a financial service provider (or a third party it retains) for marketing and distribution activities that VMC would otherwise perform. VMC’s cost- and performance-sharing arrangements may be established in connection with Vanguard investment products or services offered or provided to or through the financial service providers. VMC’s arrangements for shared marketing and distribution activities may vary among financial service providers, and its payments or reimbursements to financial service providers in connection with shared marketing and distribution activities may be significant. VMC does not participate in the offshore arrangement Vanguard has established with a third party to provide marketing, promotional, and other services to qualifying Vanguard funds that are distributed in certain foreign countries on a private-placement basis to government-sponsored and other institutional investors. In exchange for such services, the third party receives an annual base (fixed) fee, and may also receive discretionary fees or performance adjustments.

In connection with its marketing and distribution activities, VMC may give financial service providers (or their representatives) (1) promotional items of nominal value that display Vanguard’s logo, such as golf balls, shirts, towels, pens, and mouse pads; (2) gifts that do not exceed $100 per person annually and are not preconditioned on achievement of a sales target; (3) an occasional meal, a ticket to a sporting event or the theater, or comparable entertainment that is neither so frequent nor so extensive as to raise any question of propriety and is not preconditioned on achievement of a sales target; and (4) reasonable travel and lodging accommodations to facilitate participation in marketing and distribution activities.

VMC, as a matter of policy, does not pay asset-based fees, sales-based fees, or account-based fees to financial service providers in connection with its marketing and distribution activities for the Vanguard funds. VMC policy also prohibits marketing and distribution activities that are intended, designed, or likely to compromise suitability determinations by, or the fulfillment of any fiduciary duties or other obligations that apply to, financial service providers. Nonetheless, VMC’s marketing and distribution activities are primarily intended to result in the sale of the funds’ shares, and, as such, its activities, including shared marketing and distribution activities, may influence participating financial service providers (or their representatives) to recommend, promote, include, or invest in a Vanguard fund or share class. In addition, Vanguard or any of its subsidiaries may retain a financial service provider to provide consulting or other services, and that financial service provider also may provide services to investors. Investors should consider the possibility that any of these activities or relationships may influence a financial service provider’s (or its representatives’) decision to recommend, promote, include, or invest in a Vanguard fund or share class. Each financial service provider should consider its suitability determinations, fiduciary duties, and other legal obligations (or those of its representatives) in connection with any decision to consider, recommend, promote, include, or invest in a Vanguard fund or share class.

The following table describes the expenses of Vanguard and VMC that are incurred by the Fund on an at-cost basis. Amounts captioned “Management and Administrative Expenses” include a Fund‘s allocated share of expenses associated with the management, administrative, and transfer agency services Vanguard provides to the funds. Amounts captioned “Marketing and Distribution Expenses” include a Fund‘s allocated share of expenses associated with the marketing and distribution activities that VMC conducts on behalf of the Vanguard funds.

As is the case with all mutual funds, transaction costs incurred by the Portfolios for buying and selling securities are not reflected in the table. Annual Shared Fund Operating Expenses are based on expenses incurred in the fiscal years ended December 31, 2010, 2011, and 2012, and are presented as a percentage of each Portfolio‘s average month-end net assets.

Annual Shared Fund Operating Expenses
(Shared Expenses Deducted from Fund Assets)
Vanguard Variable Insurance Fund Portfolio	2010	2011	2012
Balanced Portfolio
Management and Administrative Expenses	0.19%	0.19%	0.18%
Marketing and Distribution Expenses	0.02	0.02	0.02
Capital Growth Portfolio
Management and Administrative Expenses	0.25%	0.24%	0.22%
Marketing and Distribution Expenses	0.02	0.02	0.02
Diversified Value Portfolio
Management and Administrative Expenses	0.26%	0.24%	0.21%
Marketing and Distribution Expenses	0.02	0.02	0.02
Equity Income Portfolio
Management and Administrative Expenses	0.21%	0.19%	0.20%
Marketing and Distribution Expenses	0.02	0.02	0.02
Equity Index Portfolio
Management and Administrative Expenses	0.16%	0.14%	0.14%
Marketing and Distribution Expenses	0.03	0.02	0.02
Growth Portfolio
Management and Administrative Expenses	0.26%	0.24%	0.24%
Marketing and Distribution Expenses	0.02	0.02	0.02
High Yield Bond Portfolio
Management and Administrative Expenses	0.19%	0.19%	0.19%
Marketing and Distribution Expenses	0.02	0.02	0.02
International Portfolio
Management and Administrative Expenses	0.30%	0.28%	0.25%
Marketing and Distribution Expenses	0.02	0.02	0.02

Annual Shared Fund Operating Expenses
(Shared Expenses Deducted from Fund Assets)
Vanguard Variable Insurance Fund Portfolio	2010	2011	2012
Mid-Cap Index Portfolio
Management and Administrative Expenses	0.24%	0.22%	0.22%
Marketing and Distribution Expenses	0.02	0.02	0.02
Money Market Portfolio
Management and Administrative Expenses	0.02%	0.14%	0.12%
Marketing and Distribution Expenses	0.03	0.03	0.03
REIT Index Portfolio
Management and Administrative Expenses	0.26%	0.24%	0.25%
Marketing and Distribution Expenses	0.02	0.02	0.02
Short-Term Investment-Grade Portfolio
Management and Administrative Expenses	0.17%	0.17%	0.17%
Marketing and Distribution Expenses	0.02	0.02	0.02
Small Company Growth Portfolio
Management and Administrative Expenses	0.23%	0.21%	0.20%
Marketing and Distribution Expenses	0.02	0.02	0.02
Total Bond Market Index Portfolio
Management and Administrative Expenses	0.18%	0.18%	0.17%
Marketing and Distribution Expenses	0.02	0.02	0.02

The Growth Portfolio’s investment advisors may direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Portfolio part of the commissions generated. Such rebates are used solely to reduce the Portfolio’s management and administrative expenses and are not reflected in these totals.

Officers and Trustees

Each Vanguard fund is governed by the board of trustees of its trust and a single set of officers. Consistent with the board’s corporate governance principles, the trustees believe that their primary responsibility is oversight of the management of each fund for the benefit of its shareholders, not day-to-day management. The trustees set broad policies for the funds; select investment advisors; monitor fund operations, regulatory compliance, performance, and costs; nominate and select new trustees; and elect fund officers. Vanguard manages the day-to-day operations of the funds under the direction of the board of trustees.

The trustees play an active role, as a full board and at the committee level, in overseeing risk management for the funds. The trustees delegate the day-to-day risk management of the funds to various groups, including portfolio review, investment management, risk management, compliance, legal, fund accounting, and fund financial services. These groups provide the trustees with regular reports regarding investment, valuation, liquidity, and compliance, as well as the risks associated with each. The trustees also oversee risk management for the funds through regular interactions with the funds’ internal and external auditors.

The full board participates in the funds’ risk oversight, in part, through the Vanguard funds’ compliance program, which covers the following broad areas of compliance: investment and other operations; recordkeeping; valuation and pricing; communications and disclosure; reporting and accounting; oversight of service providers; fund governance; and codes of ethics, insider trading controls, and protection of nonpublic information. The program seeks to identify and assess risk through various methods, including through regular interdisciplinary communications between compliance professionals and business personnel who participate on a daily basis in risk management on behalf of the funds. The funds’ chief compliance officer regularly provides reports to the board in writing and in person.

The audit committee of the board, which is composed of all independent trustees, oversees management of financial risks and controls. The audit committee serves as the channel of communication between the independent auditors of the funds and the board with respect to financial statements and financial-reporting processes, systems of internal control, and the audit process. The head of internal audit reports directly to the audit committee and provides reports to the committee in writing and in person on a regular basis. Although the audit committee is responsible for overseeing the management of financial risks, the entire board is regularly informed of these risks through committee reports.

All of the trustees bring to each fund’s board a wealth of executive leadership experience derived from their service as executives (in many cases chief executive officers), board members, and leaders of diverse public operating companies, academic institutions, and other organizations. In determining whether an individual is qualified to serve as a trustee of the funds, the board considers a wide variety of information about the trustee, and multiple factors contribute to the board’s decision. Each trustee is determined to have the experience, skills, and attributes necessary to serve the funds and their shareholders because each trustee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the board. The board also considers the individual experience of each trustee and determines that the trustee’s professional experience, education, and background contribute to the diversity of perspectives on the board. The business acumen, experience, and objective thinking of the trustees are considered invaluable assets for Vanguard management and, ultimately, the Vanguard funds’ shareholders. The specific roles and experience of each board member that factor into this determination are presented on the following pages. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

			Principal Occupation(s)	Number of
		Vanguard	and Outside Directorships	Vanguard Funds
	Position(s)	Funds’ Trustee/	During the Past Five Years	Overseen by
Name, Year of Birth	Held with Fund	Officer Since	and Other Experience	Trustee/Officer
Interested Trustee[1]
F. William McNabb III	Chairman of the	July 2009	Mr. McNabb has served as Chairman of the Board of	181
(1957)	Board, Chief		Vanguard and of each of the investment companies
	Executive Officer,		served by Vanguard, since January 2010; Trustee of
	and President		each of the investment companies served by
Vanguard, since 2009; Director of Vanguard since
2008; and Chief Executive Officer and President of
Vanguard and of each of the investment companies
served by Vanguard, since 2008. Mr. McNabb also
serves as Director of Vanguard Marketing Corporation.
Mr. McNabb served as a Managing Director of
Vanguard from 1995 to 2008.

1 Mr. McNabb is considered an “interested person,” as defined in the 1940 Act, because he is an officer of the Trust.

Independent Trustees
Emerson U. Fullwood	Trustee	January 2008	Mr. Fullwood is the former Executive Chief Staff and	181
(1948)			Marketing Officer for North America and Corporate
			Vice President (retired 2008) of Xerox Corporation
			(document management products and services).
			Previous positions held at Xerox by Mr. Fullwood
			include President of the Worldwide Channels Group,
			President of Latin America, Executive Chief Staff Officer
			of Developing Markets, and President of Worldwide
			Customer Services. Mr. Fullwood is the Executive in
			Residence and 2010 Distinguished Minett Professor at
			the Rochester Institute of Technology. Mr. Fullwood
			serves as a director of SPX Corporation (multi-industry
			manufacturing), Amerigroup Corporation (managed
			health care), the University of Rochester Medical
			Center, Monroe Community College Foundation, the
			United Way of Rochester, and North Carolina A&T
			University.

			Principal Occupation(s)	Number of
		Vanguard	and Outside Directorships	Vanguard Funds
	Position(s)	Funds’ Trustee/	During the Past Five Years	Overseen by
Name, Year of Birth	Held with Fund	Officer Since	and Other Experience	Trustee/Officer
Rajiv L. Gupta	Trustee	December 2001	Mr. Gupta is the former Chairman and Chief Executive	181
(1945)			Officer (retired 2009) and President (2006–2008) of
			Rohm and Haas Co. (chemicals). Mr. Gupta serves as a
			director of Tyco International, Ltd. (diversified
			manufacturing and services), Hewlett-Packard
			Company (electronic computer manufacturing), and
			Delphi Automotive LLP (automotive components); as
			Senior Advisor at New Mountain Capital; and as a
			trustee of The Conference Board.

Amy Gutmann	Trustee	June 2006	Dr. Gutmann has served as the President of the	181
(1949)			University of Pennsylvania since 2004. She is the
			Christopher H. Browne Distinguished Professor of
			Political Science in the School of Arts and Sciences
			with secondary appointments at the Annenberg
			School for Communication and the Graduate School
			of Education at the University of Pennsylvania.
			Dr. Gutmann also serves on the National Commission
			on the Humanities and Social Sciences, and as a
			trustee of Carnegie Corporation of New York and of the
			National Constitution Center. Dr. Gutmann is Chair of
			the Presidential Commission for the Study of
			Bioethical Issues.

JoAnn Heffernan Heisen	Trustee	July 1998	Ms. Heisen is the former Corporate Vice President	181
(1950)			and Chief Global Diversity Officer (retired 2008)
			and a former Member of the Executive Committee
			(1997–2008) of Johnson & Johnson (pharmaceuticals/
			medical devices/consumer products). Ms. Heisen
			served as Vice President and Chief Information Officer
			of Johnson & Johnson from 1997 to 2005. Ms. Heisen
			serves as a director of Skytop Lodge Corporation
			(hotels), the University Medical Center at Princeton,
			the Robert Wood Johnson Foundation, and the Center
			for Talent Innovation; and as a member of the advisory
			board of the Maxwell School of Citizenship and Public
			Affairs at Syracuse University.

F. Joseph Loughrey	Trustee	October 2009	Mr. Loughrey is the former President and Chief	181
(1949)			Operating Officer (retired 2009) and Vice Chairman of
			the Board (2008–2009) of Cummins Inc. (industrial
			machinery). Mr. Loughrey serves as Chairman of the
			Board of Hillenbrand, Inc. (specialized consumer
			services) and of Oxfam America; as a director of
			SKF AB (industrial machinery), and the Lumina
			Foundation for Education; and as a member of the
			Advisory Council for the College of Arts and Letters
			and of the Advisory Board to the Kellogg Institute for
			International Studies, both at the University of Notre
			Dame. Mr. Loughrey served as a director of Sauer-
			Danfoss Inc. (machinery) from 2000 to 2010, and of
			Cummins Inc. from 2005 to 2009.

			Principal Occupation(s)	Number of
		Vanguard	and Outside Directorships	Vanguard Funds
	Position(s)	Funds’ Trustee/	During the Past Five Years	Overseen by
Name, Year of Birth	Held with Fund	Officer Since	and Other Experience	Trustee/Officer
Mark Loughridge	Trustee	March 2012	Mr. Loughridge has served as Senior Vice President	181
(1953)			and Chief Financial Officer at IBM (information
			technology services) since 2004. Mr. Loughridge also
			serves as a fiduciary member of IBM’s Retirement Plan
			Committee. Previous positions held by Mr. Loughridge
			since joining IBM in 1977 include Senior Vice President
			and General Manager of Global Financing (2002–2004),
			Vice President and Controller (1998–2002), and a
			variety of management roles.

Scott C. Malpass	Trustee	March 2012	Mr. Malpass has served as Chief Investment Officer	181
(1962)			since 1989 and Vice President since 1996 at the
			University of Notre Dame. Mr. Malpass serves as an
			Assistant Professor of Finance at the Mendoza College
			of Business at the University of Notre Dame and is a
			member of the Notre Dame 403(b) Investment
			Committee. Mr. Malpass also serves on the board of
			TIFF Advisory Services, Inc. (investment advisor), and
			as a member of the investment advisory committees
			of the Financial Industry Regulatory Authority (FINRA)
			and of Major League Baseball.

André F. Perold	Trustee	December 2004	Dr. Perold is the former George Gund Professor of	181
(1952)			Finance and Banking at the Harvard Business School
			(retired 2011). Dr. Perold serves as Chief Investment
			Officer and Managing Partner of HighVista Strategies
			LLC (private investment firm). Dr. Perold also serves as
			a director of Rand Merchant Bank and as an overseer
			of the Museum of Fine Arts Boston. From 2003 to
			2009, Dr. Perold served as chairman of the board of
			UNX, Inc. (equities trading firm).

Alfred M. Rankin, Jr.	Lead	January 1993	Mr. Rankin serves as Chairman, President, and Chief	181
(1941)	Independent		Executive Officer of NACCO Industries, Inc.
	Trustee		(housewares/lignite) and of Hyster-Yale Materials
			Handling, Inc. (forklift trucks). Mr. Rankin also serves as
			a director of the National Association of Manufacturers;
			Chairman of the Board of University Hospitals of
			Cleveland; and Advisory Chairman of the Board of The
			Cleveland Museum of Art. Mr. Rankin served as a
			director of Goodrich Corporation (industrial products/
			aircraft systems and services) from 1988 to 2012, and
			as Chairman of the Board of the Fourth District Federal
			Reserve Bank from 2010 to 2012.

Peter F. Volanakis	Trustee	July 2009	Mr. Volanakis is the retired President and Chief	181
(1955)			Operating Officer (retired 2010) of Corning
			Incorporated (communications equipment).
			Mr. Volanakis served as a director of Corning
			Incorporated (2000–2010) and of Dow Corning (2001–
			2010). Mr. Volanakis serves as a director of SPX
			Corporation (multi-industry manufacturing), as an
			Overseer of the Amos Tuck School of Business
			Administration at Dartmouth College, and as an
			Advisor to the Norris Cotton Cancer Center.

			Principal Occupation(s)	Number of
		Vanguard	and Outside Directorships	Vanguard Funds
	Position(s)	Funds’ Trustee/	During the Past Five Years	Overseen by
Name, Year of Birth	Held with Fund	Officer Since	and Other Experience	Trustee/Officer
Executive Officers
Glenn Booraem	Controller	July 2010	Mr. Booraem, a Principal of Vanguard, has served as	181
(1967)			Controller of each of the investment companies served
			by Vanguard, since 2010. Mr. Booraem served as
			Assistant Controller of each of the investment
			companies served by Vanguard, from 2001 to 2010.

Thomas J. Higgins	Chief Financial	September 2008	Mr. Higgins, a Principal of Vanguard, has served as Chief	181
(1957)	Officer		Financial Officer of each of the investment companies
			served by Vanguard, since 2008. Mr. Higgins served as
			Treasurer of each of the investment companies served
			by Vanguard, from 1998 to 2008.

Kathryn J. Hyatt	Treasurer	November 2008	Ms. Hyatt, a Principal of Vanguard, has served as	181
(1955)			Treasurer of each of the investment companies served
			by Vanguard, since 2008. Ms. Hyatt served as
			Assistant Treasurer of each of the investment
			companies served by Vanguard, from 1988 to 2008.

Heidi Stam	Secretary	July 2005	Ms. Stam has served as a Managing Director of	181
(1956)			Vanguard since 2006; General Counsel of Vanguard
			since 2005; Secretary of Vanguard and of each of the
			investment companies served by Vanguard, since
			2005; and Director and Senior Vice President of
			Vanguard Marketing Corporation since 2005. Ms. Stam
			served as a Principal of Vanguard from 1997 to 2006.

All but one of the trustees are independent. The independent trustees designate a lead independent trustee. The lead independent trustee is a spokesperson and principal point of contact for the independent trustees and is responsible for coordinating the activities of the independent trustees, including calling regular executive sessions of the independent trustees; developing the agenda of each meeting together with the chairman; and chairing the meetings of the independent trustees, including the meetings of the audit, compensation, and nominating committees.

The independent trustees appoint the chairman of the board. The roles of chairman of the board and chief executive officer currently are held by the same person; as a result, the chairman of the board is an “interested” trustee. The independent trustees generally believe that the Vanguard funds’ chief executive officer is best qualified to serve as chairman and that fund shareholders benefit from this leadership structure through accountability and strong day-to-day leadership.

Board Committees: The Trust‘s board has the following committees:

  Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of each fund. All independent trustees serve as members of the committee. The committee held three meetings during the Portfolios‘ last fiscal year.

  Compensation Committee: This committee oversees the compensation programs established by each fund for the benefit of its trustees. All independent trustees serve as members of the committee. The committee held four meetings during the Portfolios‘ last fiscal year.

  Nominating Committee: This committee nominates candidates for election to the board of trustees of each fund. The committee also has the authority to recommend the removal of any trustee. All independent trustees serve as members of the committee. The committee held three meetings during the Portfolios‘ last fiscal year.

The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Rankin, Chairman of the Committee.

Trustee Compensation

The same individuals serve as trustees of all Vanguard funds and each fund pays a proportionate share of the trustees’ compensation. The funds employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds. The trustees and officers of the Conservative Allocation, Moderate Allocation, and Total Stock Market Index Portfolios will receive no remuneration directly from the Portfolios. However, the Portfolios’ underlying funds pay their proportionate share of the trustees’ compensation and the officers’ salaries and benefits.

Independent Trustees. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in three ways:

  The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.

  The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

  Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee’s separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees’ former retirement plan. Each eligible trustee’s separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.

“Interested” Trustee. Mr. McNabb serves as trustee, but is not paid in this capacity. He is, however, paid in his role as an officer of Vanguard.

Compensation Table. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Fund for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.

VANGUARD VARIABLE INSURANCE FUNDS
TRUSTEES’ COMPENSATION TABLE

	Aggregate	Pension or Retirement	Accrued Annual	Total Compensation
	Compensation	Benefits Accrued as Part	Retirement Benefit at	from All Vanguard
Trustee	from the Fund[1]	of the Fund’s Expenses[1]	January 1, 2013[2]	Funds Paid to Trustees[3]
F. William McNabb III	—	—	—	—
Emerson U. Fullwood	$2,133	—	—	$215,000
Rajiv L. Gupta	2,133	—	—	215,000
Amy Gutmann	2,133	—	—	208,900
JoAnn Heffernan Heisen	2,133	$ 40	$ 5,623	215,000
F. Joseph Loughrey	2,133	—	—	215,000
Mark Loughridge[4]	1,646	—	—	174,133
Scott C. Malpass[4]	1,646	—	—	180,233
André F. Perold	2,133	—	—	215,000
Alfred M. Rankin, Jr.	2,433	79	11,020	245,000
Peter F. Volanakis	2,133	—	—	215,000

1 The amounts shown in this column are based on the Fund’s fiscal year ended December 31, 2012. Each Portfolio of the Fund is responsible for a proportionate share of these amounts.

2 Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee’s retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.

3 The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 180 Vanguard funds for the 2012 calendar year.

4 Mr. Loughridge and Mr. Malpass became trustees effective March 22, 2012.

Ownership of Fund Shares

All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The Portfolios are mutual funds used solely as investment options for annuity or life insurance contracts offered by insurance companies, which can only be purchased through a contract offered by an insurance company. Accordingly, the trustees cannot directly own shares of the Portfolios. The following table shows each trustee’s ownership of shares of all Vanguard funds served by the trustee as of December 31, 2012.

Aggregate Dollar Range
of Vanguard Fund
Trustee	Shares Owned By Trustee
Emerson U. Fullwood	Over $100,000
Rajiv L. Gupta	Over $100,000
Amy Gutmann	Over $100,000
JoAnn Heffernan Heisen	Over $100,000
F. Joseph Loughrey	Over $100,000
Mark Loughridge	Over $100,000
Scott C. Malpass	Over $100,000
F. William McNabb III	Over $100,000
André F. Perold	Over $100,000
Alfred M. Rankin, Jr.	Over $100,000
Peter F. Volanakis	Over $100,000

As of August 31, 2013, the trustees and officers of the funds owned, in the aggregate, less than 1% of each class of each fund’s outstanding shares.

As of August 31, 2013, the following owned of record 5% or more of the outstanding shares of each Portfolio:

Money Market Portfolio: Monumental Life Insurance Company, Cedar Rapids, IA (66.59%), Nationwide Life Insurance Company, Columbus, OH (9.62%), Transamerica Life Insurance Company, Cedar Rapids, IA (6.67%), COLI VUL-7 Series Account, Greenwood Village, CO (6.07%), Transamerica Financial Life Insurance Company, Harrison, NY (5.23%).

Balanced Portfolio: Monumental Life Insurance Company, Cedar Rapids, IA (80.63%), Transamerica Financial Life Insurance Company, Harrison, NY (5.15%).

Equity Index Portfolio: Monumental Life Insurance Company, Cedar Rapids, IA (33.32%), Vanguard Variable Insurance Fund Total Stock Market Index Portfolio, Valley Forge, PA (30.48%), CUNA Mutual Group, Waverly, IA (5.53%).

Equity Income Portfolio: Monumental Life Insurance Company, Cedar Rapids, IA (76.40%), Transamerica Financial Life Insurance Company, Harrison, NY (5.17%), ING Life Insurance & Annuity, Windsor, CT (5.05%).

Growth Portfolio: Monumental Life Insurance Company, Cedar Rapids, IA (81.15%), Transamerica Financial Life Insurance Company, Harrison, NY (5.97%).

International Portfolio: Monumental Life Insurance Company, Cedar Rapids, IA (38.57%), Mutual of America, New York, NY (20.58%), Hartford Life Insurance Company, Hartford, CT (13.25%), Nationwide Life Insurance Company, Columbus, OH (5.34%).

Small Company Growth Portfolio: Monumental Life Insurance Company, Cedar Rapids, IA (50.40%), AUL Group Retirement Annuity, Indianapolis, IN (13.08%), Nationwide Life Insurance Company, Columbus, OH (6.69%), ING Life Insurance & Annuity, Windsor, CT (5.95%).

Total Bond Market Index Portfolio: Monumental Life Insurance Company, Cedar Rapids, IA (53.16%), Nationwide Life Insurance Company, Columbus, OH (16.28%), Transamerica Life Insurance Company, Cedar Rapids, IA (5.26%).

High Yield Bond Portfolio: Monumental Life Insurance Company, Cedar Rapids, IA (64.59%), Nationwide Life Insurance Company, Columbus, OH (9.25%), Transamerica Financial Life Insurance Company, Harrison, NY (5.46%), American General Life Insurance Company, Nashville, TN (5.31%).

Short-Term Investment-Grade Portfolio: Monumental Life Insurance Company, Cedar Rapids, IA (79.01%), Transamerica Financial Life Insurance Company, Harrison, NY (5.44%).

Capital Growth Portfolio: Monumental Life Insurance Company, Cedar Rapids, IA (61.16%), American Family Variable, Madison, WI (8.27%), Nationwide Life Insurance Company, Columbus, OH (5.61%), Hartford Life Insurance Company, Hartford, CT (5.14%).

Diversified Value Portfolio: Monumental Life Insurance Company, Cedar Rapids, IA (37.10%), ING Life Insurance & Annuity, Windsor, CT (20.17%), Mutual of America, New York, NY (19.31%), Nationwide Life Insurance Company, Columbus, OH (6.99%).

Total Stock Market Index Portfolio: Monumental Life Insurance Company, Cedar Rapids, IA (63.89%), Hartford Life Insurance Company, Hartford, CT (12.11%), Nationwide Life Insurance Company, Columbus, OH (7.66%).

Mid-Cap Index Portfolio: Monumental Life Insurance Company, Cedar Rapids, IA (54.11%), Nationwide Life Insurance Company, Columbus, OH (7.29%).

REIT Index Portfolio: Monumental Life Insurance Company, Cedar Rapids, IA (61.55%).

Conservative Allocation Portfolio: Monumental Life Insurance Company, Cedar Rapids, IA (88.59%), Transamerica Financial Life Insurance Company, Harrison, NY (11.28%).

Moderate Allocation Portfolio: Monumental Life Insurance Company, Cedar Rapids, IA (89.72%), Transamerica Financial Life Insurance Company, Harrison, NY (10.28%).

A shareholder who owns more than 25% of a Portfolio’s voting shares may be considered a controlling person. Monumental Life Insurance Company (a wholly owned subsidiary of Transamerica Corporation, which is indirectly owned by AEGON N.V. of The Netherlands) owns the indicated percentage of each Portfolio. Under current law, Monumental Life Insurance Company must vote these shares in accordance with instructions received by underlying contract holders. Vanguard Variable Insurance Fund Total Stock Market Index Portfolio owns the indicated percentage of the Equity Index Portfolio. The Total Stock Market Index Portfolio must echo vote these shares in proportionately the same manner as shares voted by the Equity Index Portfolio’s other shareholders.

Portfolio Holdings Disclosure Policies and Procedures

Introduction

Vanguard and the boards of trustees of the Vanguard funds (Boards) have adopted Portfolio Holdings Disclosure Policies and Procedures (Policies and Procedures) to govern the disclosure of the portfolio holdings of each Vanguard fund. Vanguard and the Boards considered each of the circumstances under which Vanguard fund portfolio holdings may be disclosed to different categories of persons under the Policies and Procedures. Vanguard and the Boards also considered actual and potential material conflicts that could arise in such circumstances between the interests of Vanguard fund shareholders, on the one hand, and those of the fund’s investment advisor, distributor, or any affiliated person of the fund, its investment advisor, or its distributor, on the other. After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, Vanguard and the Boards determined that the Vanguard funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Policies and Procedures and that the Policies and Procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately addresses the potential for material conflicts of interest.

The Boards exercise continuing oversight of the disclosure of Vanguard fund portfolio holdings by (1) overseeing the implementation and enforcement of the Policies and Procedures, the Code of Ethics, and the Policies and Procedures Designed to Prevent the Misuse of Inside Information (collectively, the portfolio holdings governing policies) by the chief compliance officer of Vanguard and the Vanguard funds; (2) considering reports and recommendations by the chief compliance officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies; and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. Vanguard and the Boards reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice at their sole discretion. For purposes of the Policies and Procedures, the term “portfolio holdings” means the equity and debt securities (e.g., stocks and bonds) held by a Vanguard fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the fund.

Online Disclosure of Ten Largest Stock Holdings

Each actively managed Vanguard fund generally will seek to disclose the fund’s ten largest stock portfolio holdings and the percentage of the fund’s total assets that each of these holdings represents as of the end of the most recent calendar quarter (quarter-end ten largest stock holdings with weightings) online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, 15 calendar days after the end of the calendar quarter. Each Vanguard index fund generally will seek to disclose the fund’s ten largest stock portfolio holdings and the percentage of the fund’s total assets that each of these holdings represents as of the end of the most recent month (month-end ten largest stock holdings with weightings) online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, 15 calendar days after the end of the month. In addition, Vanguard funds generally will seek to disclose the fund’s ten largest stock portfolio holdings and the aggregate percentage of the fund’s total assets (and, for balanced funds, the aggregate percentage of the fund’s equity securities) that these holdings represent as of the end of the most recent month (month-end ten largest stock holdings) online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page (the “Holdings” section of the portfolio’s Profile page for Vanguard Variable Insurance Fund portfolios), 10 business days after the end of the month. Together, the quarter-end and month-end ten largest stock holdings are referred to as the ten largest stock holdings. Online disclosure of the ten largest stock holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons.

Online Disclosure of Complete Portfolio Holdings

Each actively managed Vanguard fund, excluding Vanguard money market funds and Vanguard Market Neutral Fund, generally will seek to disclose the fund’s complete portfolio holdings as of the end of the most recent calendar quarter online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page (the “Holdings” section of the portfolio’s Profile page for Vanguard Variable Insurance Fund portfolios), 30 calendar days after the end of the calendar quarter. In accordance with Rule 2a-7 under the 1940 Act, each of the Vanguard money market funds will disclose the fund’s complete portfolio holdings as of the last business day of the prior month online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page (the “Holdings” section of the portfolio’s Profile page for Vanguard Variable Insurance Fund portfolios), no later than the fifth business day of the current month. The complete portfolio holdings information for money market funds will remain available online for at least six months after the initial posting. Vanguard Market Neutral Fund generally will seek to disclose the Fund’s complete portfolio holdings as of the end of the most recent calendar quarter online at vanguard.com, in the “Portfolio” section of the Fund’s Portfolio & Management page, 60 calendar days after the end of the calendar quarter. Each Vanguard index fund generally will seek to disclose the fund’s complete portfolio holdings as of the end of the most recent month online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, 15 calendar days after the end of the month. Online disclosure of complete portfolio holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons. Vanguard’s Portfolio Review Department will review complete portfolio holdings before online disclosure is made and, except with respect to the complete portfolio holdings of the Vanguard money market funds, may withhold any portion of the fund’s complete portfolio holdings from online disclosure when deemed to be in the best interests of the fund after consultation with a Vanguard fund’s investment advisor.

Disclosure of Complete Portfolio Holdings to Service Providers Subject to Confidentiality and Trading Restrictions

Vanguard, for legitimate business purposes, may disclose Vanguard fund complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations; financial printers; proxy voting service providers; pricing information vendors; third parties that deliver analytical, statistical, or consulting services; and other third parties that provide services (collectively, Service Providers) to Vanguard, Vanguard subsidiaries, and/or the Vanguard funds. Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information.

The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Service Provider varies and may be as frequent as daily, with no lag. Disclosure of Vanguard fund complete portfolio holdings by Vanguard to a Service Provider must be authorized by a Vanguard fund officer or a Principal in Vanguard’s Portfolio Review or Legal Department. Any disclosure of Vanguard fund complete portfolio holdings to a Service Provider as previously described may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives.

Currently, Vanguard fund complete portfolio holdings are disclosed to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: Abel/Noser Corporation; Advisor Software, Inc.; Alcom Printing Group Inc.; Apple Press, L.C.; Bloomberg L.P.; Brilliant Graphics, Inc.; Broadridge Financial Solutions, Inc.; Brown Brothers Harriman & Co.; Canon Business Process Services; FactSet Research Systems Inc.; Innovation Printing & Communications; Institutional Shareholder Services, Inc.; Intelligencer Printing Company; Investment Technology Group, Inc.; Lipper, Inc.; Markit WSO Corporation; McMunn Associates Inc.; Reuters America Inc.; R.R. Donnelley, Inc.; State Street Bank and Trust Company; Triune Color Corporation; and Tursack Printing Inc.

Disclosure of Complete Portfolio Holdings to Vanguard Affiliates and Certain Fiduciaries Subject to Confidentiality and Trading Restrictions

Vanguard fund complete portfolio holdings may be disclosed between and among the following persons (collectively, Affiliates and Fiduciaries) for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons’ continuing legal duty of confidentiality and legal duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics, the Policies and Procedures Designed to Prevent the Misuse of Inside Information, by agreement, or under applicable laws, rules, and regulations: (1) persons who are subject to the Code of Ethics or the Policies and Procedures Designed to Prevent the Misuse of Inside Information; (2) an investment advisor, distributor, administrator, transfer agent, or custodian to a Vanguard fund; (3) an accounting firm, an auditing firm, or outside legal counsel retained by Vanguard, a Vanguard subsidiary, or a Vanguard fund; (4) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a Vanguard fund’s current advisor; and (5) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.

The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such Affiliates and Fiduciaries based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure between and among Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag. Any disclosure of Vanguard fund complete portfolio holdings to any Affiliates and Fiduciaries as previously described may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives. Disclosure of Vanguard fund complete portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund to Affiliates and Fiduciaries must be authorized by a Vanguard fund officer or a Principal of Vanguard.

Currently, Vanguard fund complete portfolio holdings are disclosed to the following Affiliates and Fiduciaries as part of ongoing arrangements that serve legitimate business purposes: Vanguard and each investment advisor, custodian, and independent registered public accounting firm identified in each fund’s Statement of Additional Information.

Disclosure of Portfolio Holdings to Broker-Dealers in the Normal Course of Managing a Fund’s Assets

An investment advisor, administrator, or custodian for a Vanguard fund may, for legitimate business purposes within the scope of its official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up the fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer’s legal obligation not to use or disclose material nonpublic information concerning the fund’s portfolio holdings, other investment positions, securities transactions, or derivatives transactions without the consent of the fund or its agents. The Vanguard funds have not given their consent to any such use or disclosure and no person or agent of Vanguard is authorized to give such consent except as approved in writing by the Boards of the Vanguard funds. Disclosure of portfolio holdings or other investment positions by Vanguard to broker-dealers must be authorized by a Vanguard fund officer or a Principal of Vanguard.

Disclosure of Nonmaterial Information

The Policies and Procedures permit Vanguard fund officers, Vanguard fund portfolio managers, and other Vanguard representatives (collectively, Approved Vanguard Representatives) to disclose any views, opinions, judgments, advice, or commentary, or any analytical, statistical, performance, or other information, in connection with or relating to a Vanguard fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a Vanguard fund that occurred after the end of the most recent calendar quarter (recent portfolio changes) to any person if (1) such disclosure serves a legitimate business purpose, (2) such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Vanguard fund (which can be disclosed only in accordance with the Policies and Procedures), and (3) such information does not constitute material nonpublic information. Disclosure of commentary and analysis or recent portfolio changes by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund must be authorized by a Vanguard fund officer or a Principal of Vanguard.

An Approved Vanguard Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Vanguard fund. Nonexclusive examples of commentary and analysis about a Vanguard fund include (1) the allocation of the fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries; (2) the characteristics of the stock and bond components of the fund’s portfolio holdings and other investment positions; (3) the attribution of fund returns by asset class, sector, industry, and country; and (4) the volatility characteristics of the fund. Approved Vanguard Representatives may, at their sole discretion, deny any request for information made by any person, and may do so for any reason or for no reason. Approved Vanguard Representatives include, for purposes of the Policies and Procedures, persons employed by or associated with Vanguard or a subsidiary of Vanguard who have been authorized by Vanguard’s Portfolio Review Department to disclose recent portfolio changes and/or commentary and analysis in accordance with the Policies and Procedures.

Disclosure of Portfolio Holdings to Enable Insurance Company Compliance with Federal Income Tax Requirements or Other Applicable Law

Vanguard may disclose the complete portfolio holdings of a Portfolio of Vanguard Variable Insurance Fund (VVIF Portfolio) at times it deems necessary and appropriate to any insurance company that invests in the VVIF Portfolio and requests such information for the legitimate business purpose of enabling the insurance company to determine its compliance with federal income tax requirements or other applicable laws, rules, and regulations. Disclosure is conditioned on the insurance company being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency of disclosure to an insurance company varies and may be as frequent as quarterly, with no lag. Disclosure must be authorized by a Vanguard fund officer or a Principal in Vanguard’s Portfolio Review or Legal Department. Any disclosure of a VVIF Portfolio’s complete portfolio holdings to an insurance company as previously described may also include a list of the other investment positions that make up the Portfolio, such as cash investments and derivatives.

Currently, VVIF Portfolios’ complete portfolio holdings are disclosed to Chase Life and Annuity Company, Kemper Investors Life Insurance Company, and PricewaterhouseCoopers LLP.

Disclosure of Portfolio Holdings Related Information to the Issuer of a Security for Legitimate Business Purposes

Vanguard, at its sole discretion, may disclose portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security if the issuer presents, to the satisfaction of Vanguard’s Fund Financial Services unit, convincing evidence that the issuer has a legitimate business purpose for such information. Disclosure of this information to an issuer is conditioned on the issuer being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which portfolio holdings information concerning a security may be disclosed to the issuer of such security, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the issuer, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to an issuer cannot be determined in advance of a specific request and will vary based upon the particular facts and circumstances and the legitimate business purposes, but in unusual situations could be as frequent as daily, with no lag. Disclosure of portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security must be authorized by a Vanguard fund officer or a Principal in Vanguard’s Portfolio Review or Legal Department.

Disclosure of Portfolio Holdings as Required by Applicable Law

Vanguard fund portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up a fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Vanguard fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund as required by applicable laws, rules, and regulations must be authorized by a Vanguard fund officer or a Principal of Vanguard.

Prohibitions on Disclosure of Portfolio Holdings

No person is authorized to disclose Vanguard fund portfolio holdings or other investment positions (whether online at vanguard.com, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policies and Procedures. In addition, no person is authorized to make disclosure pursuant to the Policies and Procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act). Furthermore, Vanguard’s management, at its sole discretion, may determine not to disclose portfolio holdings or other investment positions that make up a Vanguard fund to any person who would otherwise be eligible to receive such information under the Policies and Procedures, or may determine to make such disclosures publicly as provided by the Policies and Procedures.

Prohibitions on Receipt of Compensation or Other Consideration

The Policies and Procedures prohibit a Vanguard fund, its investment advisor, and any other person or entity from paying or receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of Vanguard fund portfolio holdings or other investment positions. “Consideration” includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.

INVESTMENT ADVISORY SERVICES

The Trust currently uses ten investment advisors:

  Baillie Gifford Overseas Ltd. provides investment advisory services for a portion of the assets in the International Portfolio.

  Barrow, Hanley, Mewhinney & Strauss, LLC, provides investment advisory services to the Diversified Value Portfolio.

  Delaware Investments Fund Advisers provides investment advisory services for a portion of the assets in the Growth Portfolio.

  Granahan Investment Management, Inc., provides investment advisory services for a portion of the assets in the Small Company Growth Portfolio.

  M&G Investment Management Limited provides investment advisory services for a portion of the assets in the International Portfolio.

  PRIMECAP Management Company provides investment advisory services to the Capital Growth Portfolio.

  Schroder Investment Management North America Inc. provides investment advisory services for a portion of the assets in the International Portfolio.

  Wellington Management Company, LLP, provides investment advisory services to the High Yield Bond and Balanced Portfolios, and for a portion of the assets in the Equity Income and Growth Portfolios.

  William Blair & Company, L.L.C., provides investment advisory services for a portion of the assets in the Growth Portfolio.

  Vanguard provides investment advisory services to the Conservative Allocation, Equity Index, Mid-Cap Index, Moderate Allocation, Money Market, REIT Index, Short-Term Investment-Grade, Total Bond Market Index, and

Total Stock Market Index Portfolios, and for a portion of the assets in the Equity Income and Small Company Growth Portfolios.

The Trust previously employed one other firm as an investment advisor:

  AllianceBernstein L.P. provided investment advisory services for a portion of the assets in the Growth Portfolio from 2001 through September 2010.

Independent Third-Party Advisors

For funds that are advised by independent third-party advisory firms unaffiliated with Vanguard, the board of trustees of each fund hires investment advisory firms, not individual portfolio managers, to provide investment advisory services to such funds. Vanguard negotiates each advisory agreement, which contains advisory fee arrangements, on an arms-length basis with the advisory firm. Each advisory agreement is reviewed annually by each fund’s board of trustees, taking into account numerous factors, which include, without limitation, the nature, extent, and quality of the services provided; investment performance; and the fair market value of the services provided. Each advisory agreement is between the Trust and the advisory firm, not between the Trust and the portfolio manager. The structure of the advisory fee paid to each unaffiliated investment advisory firm is described in the following sections. In addition, each firm has established policies and procedures designed to address the potential for conflicts of interest. Each firm’s compensation structure and management of potential conflicts of interest are summarized by the advisory firm in the following sections for the period ended December 31, 2012.

The Fund is party to an investment advisory agreement with each of its independent third-party advisors whereby the advisor manages the investment and reinvestment of the portion of each Portfolio’s assets that the Fund’s board of trustees determines to assign to the advisor. Hereafter, each portion is referred to as the advisor’s Portfolio. In this capacity, each advisor continuously reviews, supervises, and administers its portion of its Portfolio’s investment program. Each advisor discharges its responsibilities subject to the supervision and oversight of Vanguard’s Portfolio Review Group and the officers and trustees of the Fund. Vanguard’s Portfolio Review Group is responsible for recommending changes in a Portfolio’s advisory arrangements to the Fund’s board of trustees, including changes in the amount of assets allocated to each advisor, and whether to hire, terminate, or replace an advisor.

I. Capital Growth Portfolio

PRIMECAP Management Company (PRIMECAP), an investment advisory services firm founded in 1983, is a California corporation whose outstanding shares are owned by its directors and officers. The directors of the corporation and the offices they currently hold are Mitchell J. Milias, Chairman; Theo A. Kolokotrones, Vice Chairman; Joel P. Fried, President; and Alfred W. Mordecai, Executive Vice President. PRIMECAP provides investment advisory services to endowment funds, employee benefit plans, and foundations unrelated to Vanguard.

The Portfolio pays PRIMECAP on a quarterly basis. The advisory fee is a percentage of average daily net assets under management during the most recent fiscal quarter.

During the fiscal years ended December 31, 2010, 2011, and 2012, the Capital Growth Portfolio incurred investment advisory fees of approximately $457,000, $554,000, and $579,000, respectively.

1. Other Accounts Managed

Theo A. Kolokotrones, Joel P. Fried, Mitchell J. Milias, Alfred W. Mordecai, and M. Mohsin Ansari jointly manage the Capital Growth Portfolio; as of December 31, 2012, the Portfolio held assets of $395 million. As of December 31, 2012, the named portfolio managers (except Mr. Milias) also jointly managed six other registered investment companies with total assets of $47 billion (none of which had advisory fees based on account performance). As of December 31, 2012, the named portfolio managers (except Mr. Milias) also jointly managed one pooled investment vehicle with total assets of $865 million (advisory fee not based on account performance). As of December 31, 2012, the managers also individually managed other accounts as follows: Mr. Kolokotrones, 35 other accounts with total assets of $15.3 billion; Mr. Fried, 30 other accounts with total assets of $15.3 billion; Mr. Milias, 44 other accounts with total assets of $15.3 billion; Mr. Mordecai, 27 other accounts with total assets of $15.3 billion; and Mr. Ansari, 29 other accounts with total assets of $15.3 billon (none of which had advisory fees based on account performance). As of December 31, 2012, Mr. Milias also managed five other registered investment companies with total assets of $40 billion (none of which had advisory fees based on account performance).

2. Material Conflicts of Interest

PRIMECAP employs a multimanager approach to managing its clients’ portfolios. In addition to mutual funds, a portfolio manager may also manage separate accounts for institutional clients. Conflicts of interest may arise with aggregation or allocation of securities trades amongst the Portfolio and other accounts. The investment objective of the Portfolio and strategies used to manage the Portfolio may differ from other accounts, and the performance may be impacted as well. Portfolio managers who have day-to-day management responsibilities with respect to more than one fund or other account may be presented with several potential or actual conflicts of interest. For example, the management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of the opportunity because of an allocation of filled purchase or sale orders across all eligible funds and other accounts managed by the portfolio managers. PRIMECAP has adopted best execution and trade allocation policies and procedures to prevent potential conflicts of interest that may arise between mutual funds and separate accounts, whereby a client or clients may be disadvantaged by trades executed in other clients’ portfolios on the same security. These policies and procedures are strictly monitored and are reviewed by PRIMECAP.

3. Description of Compensation

Compensation is paid solely by PRIMECAP. Each portfolio manager receives a fixed salary that is in part based on industry experience as well as contribution to the firm. On an annual basis, each portfolio manager’s compensation may be adjusted according to market conditions and/or to reflect his past performance.

In addition, each portfolio manager may receive a bonus partially based on the Portfolio’s pre-tax return and the total value of assets managed by that portfolio manager. Performance is measured on a relative basis, using the S&P 500 Index as the benchmark, and the bonuses are earned only when performance exceeds that of the S&P 500. The value of assets managed by PRIMECAP is not a factor in determination of a portfolio manager’s bonus. Bonuses earned are accrued and paid ratably according to the following schedule over rolling three-year periods: 50% in year one, 33% in year two, and 17% in year three. Although the bonus is determined by pre-tax returns, each portfolio manager considers tax consequences in taxable accounts as part of his decision-making process.

The portfolio managers do not receive deferred compensation but participate in a profit-sharing plan available to all employees of PRIMECAP; amounts are determined as a percentage of the employee’s eligible compensation for a calendar year based on IRS limitations.

Each portfolio manager is a principal of PRIMECAP and receives quarterly dividends based on his or her equity in the company.

II. Diversified Value Portfolio

Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow, Hanley), a Delaware limited liability company, is an investment management firm founded in 1979 that provides investment advisory services to separately managed domestic and foreign equity, fixed income, and balanced portfolios for large institutional clients, mutual funds, employee benefit plans, endowments, foundations, insurance companies, limited liability companies, and other institutions and individuals. Barrow, Hanley is a subsidiary of Old Mutual Asset Managers (US) LLC, which is a subsidiary of Old Mutual plc, based in London, England.

The Portfolio pays the advisor a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets under management during the most recent fiscal quarter. The performance adjustment, also paid quarterly, is based on the cumulative total return of the Portfolio relative to that of the MSCI US Prime Market 750 Index over the preceding 36-month period.

During the fiscal years ended December 31, 2010, 2011, and 2012, the Diversified Value Portfolio incurred investment advisory fees of approximately $903,000 (before a performance-based decrease of $111,000), $957,000 (before a performance-based decrease of $71,000), and $1,015,000 (before a performance-based decrease of $78,000), respectively.

1. Other Accounts Managed

James P. Barrow manages the Diversified Value Portfolio; as of December 31, 2012, the Portfolio held assets of $868 million. As of December 31, 2012, Mr. Barrow also managed 11 other registered investment companies with total assets of $30 billion (advisory fees based on account performance for two of these accounts with total assets of $26 billion), four pooled investment vehicles with total assets of $622 million (advisory fees not based on account performance), and 66 other accounts with total assets of $4.4 billion (advisory fees not based on account performance).

Jeff G. Fahrenbruch is an associate portfolio manager of the Diversified Value Portfolio; as of December 31, 2012, the Portfolio held assets of $868 million. As of December 31, 2012, Mr. Fahrenbruch also managed one other registered investment company with total assets of $340 million and 28 other accounts with total assets of $2.5 billion (none of which had advisory fees based on account performance).

David W. Ganucheau is an associate portfolio manager of the Diversified Value Portfolio; as of December 31, 2012, the Portfolio held assets of $868 million. As of December 31, 2012, Mr. Ganucheau also managed one other registered investment company with total assets of $340 million and 28 other accounts with total assets of $2.5 billion (none of which had advisory fees based on account performance).

2. Material Conflicts of Interest

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Portfolio). Barrow, Hanley manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities. Barrow, Hanley does not manage any proprietary accounts or hedge funds.

3. Description of Compensation

In addition to base salary, all portfolio managers and analysts share in a bonus pool that is distributed semiannually. Portfolio managers and analysts are rated on their value added to the team-oriented investment process. Overall compensation applies with respect to all accounts managed and compensation does not differ with respect to distinct accounts managed by a portfolio manager. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst’s sector if there are no compelling opportunities in the industries covered by that analyst.

The compensation of portfolio managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager and portfolio managers are not compensated for bringing in new business. Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit. The consistent, long-term growth in assets at any investment firm is, to a great extent, dependent upon the success of the portfolio management team. The compensation of the portfolio management team at Barrow, Hanley will increase over time if and when assets continue to grow through competitive performance. Lastly, many of the key investment personnel have a long-term incentive compensation plan in the form of an equity interest in Barrow, Hanley.

III. Growth Portfolio

The Portfolio pays each of its independent third-party investment advisors a base fee plus or minus a performance adjustment. Each base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the Portfolio relative to that of the Russell 1000 Growth Index over the preceding 36-month period (60-month period for William Blair & Company).

During the fiscal years ended December 31, 2010, 2011, and 2012, the Growth Portfolio incurred aggregate investment advisory fees of approximately $296,000 (before a performance-based decrease of $55,000), $369,000 (before a performance-based decrease of $30,000), and $413,000 (before a performance-based decrease of $28,000), respectively.

A. Delaware Investments Fund Advisers

Delaware Investments Fund Advisers (DIFA), a series of Delaware Management Business Trust (DMBT), serves as a Sub-Adviser to the portfolio. DMBT is a subsidiary of Delaware Management Holdings, Inc. (DMHI). DMHI is a subsidiary and subject to the ultimate control of Macquarie Group, Limited (Macquarie). Macquarie is a Sydney, Australia-headquartered global provider of banking, financial, advisory, and investment and funds management services. Delaware Investments is the marketing name for DMHI and its subsidiaries. Investments in the portfolio are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the portfolio or any particular rate of return.

1. Other Accounts Managed

Christopher J. Bonavico co-manages a portion of the Growth Portfolio; as of December 31, 2012, the Portfolio held assets of $321 million. As of December 31, 2012, Mr. Bonavico also managed 18 other registered investment companies with total assets of $8.2 billion (advisory fees based on account performance for one of these accounts with total assets of $1.7 billion) and 76 other accounts with total assets of $10.1 billion (advisory fees based on account performance for six of these accounts with total assets of $709 million).

Christopher M. Ericksen co-manages a portion of the Growth Portfolio; as of December 31, 2012, the Portfolio held assets of $321 million. As of December 31, 2012, Mr. Ericksen also managed 12 other registered investment companies with total assets of $6.4 billion (advisory fees based on account performance for one of these accounts with total assets of $1.7 billion) and 45 other accounts with total assets of $7.1 billion (advisory fees based on account performance for three of these accounts with total assets of $444 million).

Daniel J. Prislin co-manages a portion of the Growth Portfolio; as of December 31, 2012, the Portfolio held assets of $321 million. As of December 31, 2012, Mr. Prislin also managed 13 other registered investment companies with total assets of $6.5 billion (advisory fees based on account performance for one of these accounts with total assets of $1.7 billion) and 56 other accounts with total assets of $7.9 billion (advisory fees based on account performance for five of these accounts with total assets of $685 million).

Jeffrey S. Van Harte co-manages a portion of the Growth Portfolio; as of December 31, 2012, the Portfolio held assets of $321 million. As of December 31, 2012, Mr. Van Harte also managed 13 other registered investment companies with total assets of $6.5 billion (advisory fees based on account performance for one of these accounts with total assets of $1.7 billion) and 54 other accounts with total assets of $7.9 billion (advisory fees based on account performance for five of these accounts with total assets of $685 million).

2. Material Conflicts of Interest

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Delaware Investments Fund Advisers Portfolio, and the investment action for each other fund or account and the Delaware Investments Fund Advisers Portfolio may differ. For example, one account or fund may be selling a security, while another fund or account may be purchasing or holding the same security. As a result, transactions executed for one fund or account or the Delaware Investments Fund Advisers Portfolio may adversely affect the value of securities held by another fund or account or the Delaware Investments Fund Advisers Portfolio. In addition, the management of multiple other funds or accounts and the Delaware Investments Fund Advisers Portfolio may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Delaware Investments Fund Advisers Portfolio. A portfolio manager may discover an investment opportunity that may be suitable for more than one fund or account. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. Delaware Investments Fund Advisers has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

Seven of the accounts managed by the portfolio managers have performance-based fees. This compensation structure presents a potential conflict of interest. The portfolio managers have an incentive to manage such accounts so as to enhance their performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee. A portfolio manager’s management of personal accounts also may present certain conflicts of interest.

Although Delaware Investments Fund Advisers’ code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

3. Description of Compensation

Each portfolio manager’s compensation consists of the following:

Base Salary—Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus—Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware Investments keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%).

The primary objective factors are the performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to a peer group from a nationally recognized publicly available database, for five successive rolling-12-month periods. An average is taken of the five-year relative performance data to determine the multiplier to be applied in calculating the portion of the pool that will be paid out. To the extent there was less than a complete payout of the “objective” portion of the bonus pool over the previous five years, there is an opportunity to recoup these amounts if the multiplier is in excess of 100% (at the discretion of senior management).

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

The Focus Growth Team also has substantial long-term retention incentives, including a deferred bonus program. The bonus amount was based on a calculation as of December 31, 2009, and is paid into a deferred compensation vehicle at set intervals. To qualify to receive payment of the bonus, an eligible individual must be an employee in good standing on the date the bonus vests. The deferred compensation vehicle is primarily invested in the products that the Focus Growth team manages for alignment of interest purposes.

Incentive Unit Plan—Portfolio managers may be awarded incentive unit awards (“Awards”) relating to the underlying shares of common stock of DMHI issuable pursuant to the terms of the Delaware Investments Incentive Unit Plan (the “Plan”) adopted on November 30, 2010. Awards are no longer granted under the Delaware Investments U.S., Inc. 2009 Incentive Compensation Plan or the Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation Plan, which was established in 2001.

The Plan was adopted in order to assist Delaware Investments Fund Advisers in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and Delaware Investments Fund Advisers; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. The fair market value of the shares of DMHI is normally determined as of each March 31, June 30, September 30, and December 31 by an independent appraiser. Generally, a stockholder may put shares back to the company during the put period communicated in connection with the applicable valuation.

Other Compensation—Portfolio managers may also participate in benefit plans and programs available generally to all employees.

B. Wellington Management Company, LLP (Wellington Management)

Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, MA 02210. As of January 1, 2013, the firm is owned by 135 partners, all fully active in the firm. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years.

1. Other Accounts Managed

Andrew J. Shilling manages a portion of the Growth Portfolio; as of December 31, 2012, the Portfolio held assets of $321 million. As of December 31, 2012, Mr. Shilling also managed four other registered investment companies with total assets of $2.9 billion (advisory fee based on account performance for one of these accounts with total assets of $1.6 billion), seven pooled investment vehicles with total assets of $1.4 billion (advisory fees not based on account performance), and 25 other accounts with total assets of $4 billion (advisory fee based on account performance for one of these accounts with total assets of $186 million).

2. Material Conflicts of Interest

Please refer to Wellington Management’s discussion on page B-62.

3. Description of Compensation

Wellington Management receives a fee based on the assets under management of the Wellington Management Portfolio as set forth in the Investment Advisory Agreement between Wellington Management and the Trust on behalf of the Portfolio. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Wellington Management Portfolio.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high-quality investment management services to its clients. Wellington Management’s compensation of the portfolio manager listed in the prospectus, who is primarily responsible for the day-to-day management of the Wellington Management Portfolio (Portfolio Manager) includes a base salary and incentive components. The base salary for each Portfolio Manager, who is a partner of Wellington Management, is generally a fixed amount that is determined by the Managing Partners of the firm.

The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Wellington Management Portfolio and generally each other account managed by the Portfolio Manager. The Portfolio Manager’s incentive payment relating to the Wellington Management Portfolio is linked to the net pre-tax performance of the portion of the Wellington Management Portfolio managed by the Portfolio Manager compared to the Russell 1000 Growth Index over one- and three-year periods, with an emphasis on three-year results. In 2012, Wellington Management began placing increased emphasis on long-term performance and is phasing in a five-year performance comparison period. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each partner of Wellington Management is eligible to participate in a partner-funded tax-qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Shilling is a partner of the firm.

C. William Blair & Company, L.L.C. (William Blair & Company)

William Blair & Company is an independently owned, full-service investment advisory firm founded in 1935. William Blair & Company is organized as a Delaware limited liability company.

1. Other Accounts Managed

James Golan co-manages a portion of the Growth Portfolio; as of December 31, 2012, the Portfolio held assets of $321 million. As of December 31, 2012, Mr. Golan also managed two other registered investment companies with total assets of $600 million (advisory fees based on account performance for one of these accounts with total assets of $572 million) and 21 other accounts with total assets of $159 million (advisory fees not based on account performance).

David Ricci co-manages a portion of the Growth Portfolio; as of December 31, 2012, the Portfolio held assets of $321 million. As of December 31, 2012, Mr. Ricci also managed four other registered investment companies with total assets of $2.0 billion (advisory fees based on account performance for two of these accounts with total assets of $1.6 billion), five pooled investment vehicles with total assets of $279 million (advisory fees not based on account performance), and 27 other accounts with total assets of $1.5 billion (advisory fees not based on account performance).

2. Material Conflicts of Interest

Because each portfolio manager manages other accounts in addition to the William Blair & Company Portfolio, conflicts of interest may arise in connection with the portfolio manager’s management of the William Blair & Company Portfolio’s investments on the one hand and the investments of such other accounts on the other hand. However, William Blair & Company has adopted policies and procedures designed to address such conflicts, including, among others, policies and procedures relating to allocation of investment opportunities, soft dollars, and aggregation of trades.

3. Description of Compensation

The compensation of William Blair & Company portfolio managers is based on the firm’s mission: “to achieve success for its clients.” The portfolio managers are principals of William Blair & Company, and each portfolio manager’s compensation consists of a fixed base salary, a share of the firm’s profits, and, in some instances, a discretionary bonus. The discretionary bonus, as well as any potential changes to the principals’ ownership stakes, is determined by the head of William Blair & Company’s Investment Management Department subject to the approval of the firm’s Executive Committee and is based entirely on a qualitative assessment rather than a formula. The discretionary bonus rewards the specific accomplishments in the prior year, including short-term and long-term investment performance, quality of research ideas, and other contributions to the firm and its clients. Changes in ownership stake are based upon the portfolio manager’s sustained, multi-year contribution to long-term investment performance and to the firm’s revenue, profitability, intellectual capital, and brand reputation. The compensation process is a subjective one that takes into account the factors described in this section. Portfolio managers do not receive any direct compensation based upon the performance of any individual client account, and no indices are used to measure performance. In addition, there is no particular weighting or formula for evaluating the factors.

IV. International Portfolio

The Portfolio pays each of its independent third-party investment advisors a base fee plus or minus a performance adjustment. Each base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the Portfolio relative to that of the MSCI ACWI ex USA Index over the preceding 36-month period.

During the fiscal years ended December 31, 2010, 2011, and 2012, the International Portfolio incurred aggregate investment advisory fees of $1,943,000 (before a performance-based increase of $611,000), $2,439,000 (before a performance-based increase of $661,000), and $2,431,000 (before a performance-based increase of $705,000), respectively.

A. Baillie Gifford Overseas Ltd. (Baillie Gifford)

Baillie Gifford is an investment advisory firm founded in 1983. Baillie Gifford is wholly owned by a Scottish investment company, Baillie Gifford & Co. Founded in 1908, Baillie Gifford & Co., which is one of the largest independently owned investment management firms in the United Kingdom, manages money primarily for institutional clients.

1. Other Accounts Managed

James K. Anderson co-manages a portion of the International Portfolio; as of December 31, 2012, the Portfolio held assets of $1.7 billion. As of December 31, 2012, Mr. Anderson also led investment teams responsible for managing five other registered investment companies with total assets of $3.9 billion (advisory fees not based on account performance), four pooled investment vehicles with total assets of $5.7 billion (advisory fees not based on account performance), and 90 other accounts with total assets of $32.1 billion (advisory fees based on account performance for 11 of these accounts with total assets of $5.0 billion).

Kave Sigaroudinia co-manages a portion of Vanguard International Growth Fund; as of August 31, 2012, the Fund held assets of $16.6 billion. As of March 31, 2013, Mr. Sigaroudinia also managed five other registered investment companies with total assets of $4 billion, one other pooled investment vehicle with total assets of $231 million, and 36 other accounts with total assets of $12.2 billion (none of which had advisory fees based on account performance).

2. Material Conflicts of Interest

At Baillie Gifford, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective investment schemes, or offshore funds. Baillie Gifford manages potential conflicts between funds or with other types of accounts by implementing effective organizational and administrative arrangements to ensure that reasonable steps are taken to prevent the conflict giving rise to a material risk of damage to the interests of clients.

One area where a conflict of interest potentially arises is in the placing of orders for multiple clients and subsequent allocation of trades. Unless client-specific circumstances dictate otherwise, investment teams normally implement transactions in individual stocks for all clients with similar mandates at the same time. This aggregation of individual transactions can, of course, operate to the advantage or disadvantage of the clients involved in the order. When receiving orders from investment managers, traders at Baillie Gifford will generally treat order priority on a “first come, first served” basis, and any exceptions to this are permitted only in accordance with established policies. Baillie Gifford has also developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

3. Description of Compensation

Mr. Anderson and Mr. Sigaroudinia are Partners of Baillie Gifford. Their remuneration comprises a base salary and a share of the partnership profits. The profit share is calculated as a percentage of total partnership profits based on seniority, role within Baillie Gifford, and length of service. The basis for the profit share is detailed in the Baillie Gifford Partnership Agreement. The main staff benefits, such as pension benefits, are not available to Partners, and therefore Partners provide for benefits from their own personal funds.

B. M&G Investment Management Limited (M&G)

M&G is a wholly owned subsidiary of Prudential plc (an English insurance company not affiliated in any manner with Prudential Financial, Inc., a company whose principal place of business is in the United States). M&G, founded in 1931, launched Great Britain’s first unit trust (mutual fund).

1. Other Accounts Managed

Greg Aldridge manages a portion of the International Portfolio; as of December 31, 2012, the Portfolio held assets of $1.7 billion. As of December 31, 2012, Mr. Aldridge also managed one other registered investment company with total assets of $2.1 billion (advisory fee based on account performance) and five pooled investment vehicles with total assets of $1.9 billion (advisory fee based on account performance for one of these accounts with total assets of $44 million).

2. Material Conflicts of Interest

At M&G, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include non-US collective investment schemes, insurance companies, and segregated pension funds. M&G manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors. M&G has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds participate in investment decisions involving the same securities.

3. Description of Compensation

Greg Aldridge is compensated in line with standard M&G practice, which is:

M&G has a strong and integrated set of compensation practices designed to reflect the logic, internally within M&G, of people’s value as well as their outputs. Each component of the remuneration package has a role to play in the effective and appropriate reward of individuals in order to attract, retain, and motivate. M&G believes it is also important to ensure that in total the components are coherent and relate appropriately to each other, delivering the reward levels that M&G wants to make available for different levels of performance. The components are as follows:

  Base pay is used to reward inputs, reflecting the values of people’s knowledge, skills, aptitudes, and track records. It progresses in line with personal growth, general contribution, and potential.

  Bonus payment levels are closely aligned with “outputs,” chiefly investment performance but also other results. Bonuses are discretionary, variable year on year and reflect personal, team, and company performance. Depending on the portfolio’s objective, M&G uses either a representative index or a representative group of competitor funds as a benchmark against which to measure performance. In the case of the International Portfolio, the performance factor of the portfolio managers’ bonus is dependent on the Portfolio’s performance over one- and three-year periods compared with the MSCI ACWI ex USA. The actual bonus, which is paid on an annual basis, may be up to a multiple of base salary, depending on the achieved percentile ranking in this peer group over these time periods.

  M&G’s long-term incentive plan, combining phantom equity and options over phantom equity in M&G, is designed to provide a meaningful stake in the future growth of the company’s value to those who have a significant role to play in its growth. The long-term incentive plan consists of phantom shares, normally awarded on an annual basis, with each award having a three-year performance cycle. The value of an award at vesting, and consequently the payment a participant receives, is dependent on its initial value and the change in operating profit for the M&G Retail business over the performance cycle. While the exit price is based on actual business performance, the shares awarded are phantom shares as M&G is not a listed company.

  The method used to determine the compensation for portfolio managers who are responsible for the management of multiple accounts is the same for all funds.

In addition, the portfolio managers are eligible for the standard retirement benefits and health benefits generally available to all M&G employees.

M&G’s remuneration package is regularly reviewed by outside consultants to ensure that it is competitive in the London investment management market.

C. Schroder Investment Management North America Inc. (Schroders)

Each of Schroders and Schroder Investment Management North America Limited (Schroder Limited), 31 Gresham Street, London, EC2V 7QA, England, is an indirect wholly owned subsidiary of Schroders plc, the ultimate parent of a large worldwide group of financial service companies with subsidiaries and branches and representative offices located in 25 countries. Schroders plc is a publicly owned holding company organized under the laws of England. Schroders and its affiliates specialize in providing investment management services.

Schroders Sub-advisory Agreement

On behalf of the Fund, Schroders has entered into a sub-advisory agreement with Schroder Limited pursuant to which Schroder Limited has primary responsibility for choosing investments for the International Portfolio. Under the terms of the sub-advisory agreement with the Fund, Schroders pays Schroder Limited fees equal to 59% of the management fee payable to Schroders under its management contract with the Fund.

1. Other Accounts Managed

Virginie Maisonneuve co-manages a portion of the International Portfolio; as of December 31, 2012, the Portfolio held assets of $1.7 billion. As of December 31, 2012, Ms. Maisonneuve also co-managed seven other registered investment companies with total assets of $1.8 billion (advisory fees not based on account performance), and managed 12 pooled investment vehicles with total assets of $1.7 billion (advisory fees not based on account performance) and 29 other accounts with total assets of $5.1 billion (advisory fees based on account performance for five of these accounts with total assets of $800 million).

Simon Webber co-manages a portion of the International Portfolio; as of December 31, 2012, the Portfolio held assets of $1.7 billion. As of December 31, 2012, Mr. Webber also co-managed seven other registered investment companies with total assets of $1.8 billion (advisory fees not based on account performance), and managed five pooled investment vehicles with total assets of $315 million (advisory fees not based on account performance) and 11 other accounts with total assets of $1.8 billion (advisory fees not based on account performance).

2. Material Conflicts of Interest

Whenever a portfolio manager of the Schroders Portfolio manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Schroders Portfolio and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to the Schroders Portfolio may be seen itself to constitute a conflict with the interest of the Schroders Portfolio.

A portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Schroders Portfolio. Securities selected for funds or accounts other than the Schroders Portfolio may outperform the securities selected for the Schroders Portfolio. Finally, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Schroders Portfolio may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts.

At Schroders, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective trusts, or offshore funds. Certain of these accounts may pay a performance fee, and portfolio managers may have an incentive to allocate investment to these accounts.

Schroders manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by client directors. Schroders has developed trade allocation and client order priority systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

The structure of each portfolio manager’s compensation may give rise to potential conflicts of interest. Each portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales.

Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

3. Description of Compensation

Schroders’ fund managers are paid a combination of base salary and annual bonus, as well as the standard retirement, health, and welfare benefits available to all Schroders employees. Certain of the most senior managers also participate in a long-term incentive program.

Generally, portfolio managers employed by Schroders, including Ms. Maisonneuve and Mr. Webber, receive compensation based on the factors discussed in this section.

Base salary is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, and is benchmarked annually against market data to ensure that Schroders is paying competitively. The base salary is subject to an annual review, and will increase if market movements make this necessary and/or if there has been an increase in the employee’s responsibilities. At more senior levels, base salaries tend to move less as the emphasis is increasingly on the discretionary bonus.

Bonuses for fund managers may be composed of an agreed contractual floor and/or a discretionary component. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by the firm globally. Schroders then assesses the performance of the division and of the team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients. For individual fund managers, Schroders assesses the performance of its funds relative to competitors and to the relevant benchmarks over one and three year periods, the level of funds under management, and the level of performance fees generated. Schroders also reviews “softer” factors such as leadership, contribution to other parts of the business, and adherence to its corporate values of excellence, integrity, teamwork, passion, and innovation.

For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock. These employees may also receive part of the deferred award in the form of notional cash investments in a range of Schroders funds. These deferrals vest over a period of three years and ensure that the interests of the employee are aligned both with those of the shareholders and with those of investors. Over recent years Schroders has increased the level of deferred awards, and as a consequence these key employees have an increasing incentive to remain with Schroders as their store of unvested awards grows over time.

V. Small Company Growth Portfolio

The Portfolio pays Granahan a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The performance adjustment, also paid quarterly, is based on the cumulative total return of the advisor’s portion of the Portfolio relative to that of the Russell 2500 Growth Index through September 30, 2013, and the Russell 2000 Growth Index thereafter, over the preceding 36-month period. The Portfolio pays Vanguard on an at-cost basis with respect to its portion of the Small Company Growth Portfolio’s assets.

During the fiscal years ended December 31, 2010, 2011, and 2012, the Small Company Growth Portfolio incurred aggregate investment advisory fees and expenses of approximately $796,000 (before a performance-based increase of $110,000), $1,103,000 (before a performance-based increase of $326,000), and $1,155,000 (before a performance-based increase of $141,000), respectively.

Of the aggregate fees and expenses previously described, the investment advisory expenses paid to Vanguard for the fiscal year ended December 31, 2012, were approximately $237,000 (representing an effective annual rate of 0.03%). The investment advisory fees paid to Granahan for the fiscal year ended December 31, 2012, were $918,000 (representing an effective annual rate of 0.10%).

A. Granahan Investment Management, Inc. (Granahan)

Granahan is a Massachusetts corporation.

1. Other Accounts Managed

John J. Granahan, Gary C. Hatton, Jane M. White, and Robert F. Granahan jointly manage a portion of the Small Company Growth Portfolio; as of December 31, 2012, the Portfolio held assets of $910 million. As of December 31, 2012, the Granahan Portfolio’s managers also jointly managed two other registered investment companies with total assets of $2.4 billion (advisory fee based on account performance for one of these accounts with total assets of $2.1 billion), two pooled investment vehicles with total assets of $24 million (neither of which had advisory fees based on account performance), and 2 other accounts with total assets of $26 million (neither of which had advisory fees based on account performance).

2. Material Conflicts of Interest

The portfolio management team responsible for managing the Granahan Portfolio also manages portfolios for other clients of Granahan. The firm has established policies and procedures to address the potential conflicts of interest inherent in managing portfolios for multiple clients. These policies and procedures are designed to prevent and detect favorable treatment of one account over another, and include policies for allocating trades equitably across multiple accounts, monitoring the composition of client portfolios to ensure that each reflects the profile of that client, and reviewing the performance of accounts of similar styles. Additionally, each employee of Granahan is bound by its Code of Ethics, which establishes policies and procedures designed to ensure that clients’ interests are placed before those of an individual or the firm.

3. Description of Compensation

The Portfolio is managed by the portfolio management team at Granahan Investment Management. The portfolio managers’ compensation is made up of a base salary plus a performance bonus. Base salary for portfolio managers varies, depending on qualitative and quantitative factors such as salary levels in the industry, experience, length of employment, and the nature and number of other duties for which he or she has responsibility. The performance bonus is based on a number of factors including the one- and three- year returns, before management fees and taxes, of each account managed relative to its benchmark (the Russell 2500 Growth Index through September 30, 2013, and the Russell 2000 Growth Index thereafter, for the Granahan Portfolio); the one- and three-year returns, before management fees and taxes, of each account managed relative to the benchmark sector for which that manager has responsibility; and the value of the assets managed by that manager. Additionally, each individual shares in the overall profit of the firm through a profit-sharing plan.

B. Vanguard

Vanguard, through its Equity Investment Group, provides investment advisory services on an at-cost basis with respect to a portion of the Small Company Growth Portfolio’s assets. The compensation and other expenses of Vanguard’s advisory staff are allocated among the funds utilizing Vanguard’s advisory services.

1. Other Accounts Managed

James D. Troyer, James P. Stetler, and Michael R. Roach co-manage a portion of the Small Company Growth Portfolio; as of December 31, 2012, the Portfolio held assets of $910 million. As of January 31, 2013, Mr. Troyer, Mr. Stetler, and Mr. Roach also co-managed all or a portion of 13 other registered investment companies with total assets of $91 billion and five other pooled investment vehicles with total assets of $66.4 million (none of which had advisory fees based on account performance).

2. Material Conflicts of Interest

Please refer to Vanguard’s discussion on page B-65.

3. Description of Compensation

Please refer to Vanguard’s discussion on page B-65.

VI. Equity Income Portfolio

The Portfolio pays Wellington Management a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The performance adjustment, also paid quarterly, is based on the cumulative total return of the advisor’s portion of the Portfolio relative to that of the FTSE High Dividend Yield Index over the preceding 36-month period. The Portfolio pays Vanguard on an at-cost basis with respect to its portion of the Equity Income Portfolio’s assets.

During the fiscal years ended December 31, 2010, 2011, and 2012, the Portfolio incurred aggregate investment advisory fees and expenses of approximately $388,000 (before a performance-based increase of $52,000), $471,000 (before a performance-based increase of $49,000), and $580,000 (before a performance-based increase of $19,000), respectively.

Of the aggregate fees and expenses previously described, the investment advisory expenses paid to Vanguard for the fiscal year ended December 31, 2012, were approximately $184,000 (representing an effective annual rate of 0.03%). The investment advisory fees paid to Wellington Management for the fiscal year ended December 31, 2012, were $396,000 (representing an effective annual rate of 0.06%).

A. Wellington Management

Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, MA 02210. As of January 1, 2013, the firm is owned by 135 partners, all fully active in the firm. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years.

1. Other Accounts Managed

W. Michael Reckmeyer, III, manages a portion of the Equity Income Portfolio; as of December 31, 2012, the Portfolio held assets of $672 million. As of December 31, 2012, Mr. Reckmeyer also managed 12 other registered investment companies with total assets of $23.5 billion (advisory fees based on account performance for two of these accounts with total assets of $18.3 billion) and three other accounts with total assets of $1.1 billion (advisory fees not based on account performance).

2. Material Conflicts of Interest

Please refer to Wellington Management’s discussion on page B-62.

3. Description of Compensation

Wellington Management receives a fee based on the assets under management of the Wellington Management Portfolio as set forth in the Investment Advisory Agreement between Wellington Management and the Trust on behalf of the Portfolio. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Wellington Management Portfolio.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the portfolio manager listed in the prospectus, who is primarily responsible for the day-to-day management of the Wellington Management Portfolio (Portfolio Manager) includes a base salary and incentive components. The base salary for each Portfolio Manager, who is a partner of Wellington Management, is generally a fixed amount that is determined by the Managing Partners of the firm.

The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Wellington Management Portfolio and generally each other account managed by the Portfolio Manager. The Portfolio Manager’s incentive payment relating to the Wellington Management Portfolio is linked to the net pre-tax performance of the portion of the Wellington Management Portfolio managed by the Portfolio Manager compared to the FTSE High Dividend Yield Index over one- and three- year periods, with an emphasis on three-year results. In 2012, Wellington Management began placing increased emphasis on long-term performance and is phasing in a five-year performance comparison period. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each partner of Wellington Management is eligible to participate in a partner-funded tax-qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Reckmeyer is a partner of the firm.

B. Vanguard

Vanguard, through its Equity Investment Group, provides investment advisory services on an at-cost basis with respect to a portion of the Equity Income Portfolio’s assets. The compensation and other expenses of Vanguard’s advisory staff are allocated among the funds utilizing Vanguard’s advisory services.

1. Other Accounts Managed

James D. Troyer, James P. Stetler, and Michael R. Roach co-manage a portion of the Equity Income Portfolio; as of December 31, 2012, the Portfolio held assets of $672 million. As of January 31, 2013, Mr. Troyer, Mr. Stetler, and Mr. Roach also co-managed all or a portion of 13 other registered investment companies with total assets of $91 billion and five other pooled investment vehicles with total assets of $66.4 million (none of which had advisory fees based on account performance).

2. Material Conflicts of Interest

Please refer to Vanguard’s discussion on page B-65.

3. Description of Compensation
Please refer to Vanguard’s discussion on page B-65.

VII. Balanced and High Yield Bond Portfolios

Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, MA 02210. As of January 1, 2013, the firm is owned by 135 partners, all fully active in the firm. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years.

The Balanced Portfolio pays Wellington Management a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets under management during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of the Portfolio relative to that of a Composite Stock/Bond Index over the preceding 36-month period. The Index is a composite benchmark, weighted 65% in the Standard & Poor’s 500 Index and 35% in the Barclays U.S. Credit A or Better Bond Index.

During the fiscal years ended December 31, 2010, 2011, and 2012, the Balanced Portfolio incurred investment advisory fees of $873,000 (before a performance-based increase of $131,000), $921,000 (before a performance-based increase of $20,000), and $989,000 (before a performance-based decrease of $147,000), respectively.

The High Yield Bond Portfolio pays Wellington Management a base fee. The base fee, which is paid quarterly, is a percentage of average daily net assets under management during the most recent fiscal quarter.

During the fiscal years ended December 31, 2010, 2011, and 2012, the High Yield Bond Portfolio incurred investment advisory fees of approximately $198,000, $216,000, and $289,000, respectively.

1. Other Accounts Managed

Edward P. Bousa manages the stock portion of the Balanced Portfolio; as of December 31, 2012, the Portfolio held assets of $1.7 billion. As of December 31, 2012, Mr. Bousa also managed five other registered investment companies with total assets of $56 billion (advisory fee based on account performance for one of these accounts with total assets of $42 billion), 11 pooled investment vehicles with total assets of $2.7 billion (advisory fees not based on account performance), and 18 other accounts with total assets of $5.5 billion (advisory fees based on account performance for two of these accounts with total assets of $1.1 billion).

John C. Keogh manages the bond portion of the Balanced Portfolio; as of December 31, 2012, the Portfolio held assets of $1.7 billion. As of December 31, 2012, Mr. Keogh also managed seven other registered investment companies with total assets of $46 billion (advisory fees based on account performance for two of these accounts with total assets of $43 billion) and two other accounts with total assets of $2.8 million (advisory fees not based on account performance).

Michael L. Hong manages the High Yield Bond Portfolio; as of December 31, 2012, the Portfolio held assets of $546 million. As of December 31, 2012, Mr. Hong also managed one other registered investment company with total assets of $18.4 billion, one pooled investment vehicle with total assets of $4.8 million, and three other accounts with total assets of $123 million (none of which had advisory fees based on account performance).

2. Material Conflicts of Interest

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Portfolios’ managers listed in the prospectus, who are primarily responsible for the day-to-day management of each Portfolio (Portfolio Managers), generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations, and risk profiles that differ from those of the relevant Portfolio. The Portfolio Managers make investment decisions for each account, including the relevant Portfolio, based on the investment objective, policies, practices, benchmarks, cash flows, tax, and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Portfolio and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/ or holdings to that of the relevant Portfolio.

The Portfolio Managers or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Portfolio, or make investment decisions that are similar to those made for the relevant Portfolio, both of which have the potential to adversely impact the relevant Portfolio depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for the relevant Portfolio and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Portfolio’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Portfolios. Messrs. Bousa, Keogh, Reckmeyer, and Shilling also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Managers are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager. Finally, the Portfolio Managers may hold shares or investments in other pooled investment vehicles and/or other previously identified.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

3. Description of Compensation

Wellington Management receives a fee based on the assets under management of each Portfolio as set forth in the Investment Advisory Agreements between Wellington Management and the Trust on behalf of each Portfolio. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Portfolio.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the portfolio managers listed in the prospectus, who are primarily responsible for the day-to-day management of the Portfolios (Portfolio Managers) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner of Wellington Management is generally a fixed amount that is determined by the Managing Partners of the firm. The base salary for Mr. Hong is determined by his experience and performance in his role as a Portfolio Manager. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of a Portfolio Manager’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm.

Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Portfolio managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. Mr. Bousa’s incentive payment relating to the Balanced Portfolio is linked to the net pre-tax performance of his portion of the Portfolio compared to the Standard & Poor’s 500 Index over one- and three-year periods, with an emphasis on three-year results. In 2012, Wellington Management began placing increased emphasis on long-term performance and is phasing in a five-year performance comparison period. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by Mr. Bousa, including accounts with performance fees. The incentive paid to the other Portfolio Managers is based on the revenues earned by Wellington Management.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each partner of Wellington Management is eligible to participate in a partner-funded tax-qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Bousa and Keogh are partners of the firm.

VIII. Conservative Allocation, Equity Index, Mid-Cap Index, Moderate Allocation, Money Market, REIT Index, Short-Term Investment-Grade, Total Bond Market Index, and Total Stock Market Index Portfolios

Vanguard provides investment advisory services on an at-cost basis to the Equity Index, Mid-Cap Index, Money Market, REIT Index, Short-Term Investment-Grade, and Total Bond Market Index Portfolios. Vanguard’s Fixed Income Group provides advisory services to the Money Market, Short-Term Investment-Grade, and Total Bond Market Index Portfolios, and Vanguard’s Equity Investment Group provides advisory services to the Equity Index, Mid-Cap Index, and REIT Index Portfolios. The compensation and other expenses of Vanguard’s advisory staff are allocated among the funds utilizing Vanguard’s advisory services.

During the fiscal years ended December 31, 2010, 2011, and 2012, the Portfolios paid the following approximate amounts of Vanguard’s expenses relating to investment advisory services:

Vanguard Variable Insurance Fund Portfolio	2010	2011	2012
Equity Index Portfolio	$194,000	$265,000	$242,000
Mid-Cap Index Portfolio	98,000	119,000	121,000
Money Market Portfolio	62,000	53,000	46,000
REIT Index Portfolio	54,000	73,000	86,000
Short-Term Investment-Grade Portfolio	112,000	115,000	92,000
Total Bond Market Index Portfolio	248,000	271,000	234,000

Vanguard also provides advisory services to the Conservative Allocation, Moderate Allocation, and Total Stock Market Index Portfolios, each a fund of funds, by (1) maintaining each Portfolio’s allocation to its underlying investments, and (2) providing advisory services to those underlying funds. The Portfolios benefit from the investment advisory services provided to the underlying funds and, as shareholders of those funds, indirectly bear a proportionate share of those funds’ at-cost advisory expenses. For more information about the investment advisory services provided to the underlying funds, please refer to each fund’s Statement of Additional Information.

1. Other Accounts Managed

Ryan E. Ludt manages the Equity Index Portfolio; as of December 31, 2012, the Portfolio held assets of $2.4 billion. As of January 31, 2013, Mr. Ludt also managed 11 other registered investment companies with total assets of $46 billion (none of which had advisory fees based on account performance.)

Donald M. Butler manages the Mid-Cap Index Portfolio; as of December 31, 2012, the Portfolio held assets of $820 million. As of January 31, 2013, Mr. Butler also managed nine other registered investment companies with total assets of $203 billion and one other pooled investment vehicle with total assets of $4.7 billion (none of which had advisory fees based on account performance).

John C. Lanius manages the Money Market Portfolio; as of December 31, 2012, the Portfolio held assets of $1.1 billion. As of January 31, 2013, Mr. Lanius also managed two other registered investment companies with total assets of $45 billion (neither of which had advisory fees based on account performance).

Gerard C. O’Reilly manages the REIT Index Portfolio; as of December 31, 2012, the Portfolio held assets of $644 million. As of January 31, 2013, Mr. O’Reilly also managed nine other registered investment companies with total assets of $283 billion and two pooled investment vehicles with total assets of $1.5 million (none of which had advisory fees based on account performance).

Gregory S. Nassour manages the Short-Term Investment-Grade Portfolio; as of December 31, 2012, the Portfolio held assets of $1.1 billion. As of January 31, 2013, Mr. Nassour also managed two other registered investment companies with total assets of $62 billion and co-managed one other registered investment company with total assets of $7.1 billion (none of which had advisory fees based on account performance).

Joshua C. Barrickman co-manages the Total Bond Market Index Portfolio; as of December 31, 2012, the Portfolio held assets of $2.7 billion. As of January 31, 2013, Mr. Barrickman also managed five other registered investment companies with total assets of $96 billion and co-managed one other registered investment company with total assets of $256 million (none of which had advisory fees based on account performance).

William D. Baird co-manages the Total Bond Market Index Portfolio; as of December 31, 2012, the Portfolio held assets of $2.7 billion. As of January 31, 2013, Mr. Baird also co-managed one other registered investment company with total assets of $661.6 million and three pooled investment vehicles with total assets of $1.7 billion (none of which had advisory fees based on account performance).

Michael H. Buek co-manages the Conservative Allocation, Moderate Allocation, and Total Stock Market Index Portfolios; as of December 31, 2012, the Conservative Allocation Portfolio held assets of $61 million, the Moderate Allocation Portfolio held assets of $63 million, and the Total Stock Market Index Portfolio held assets of $903 million. As of January 31, 2013, Mr. Buek also managed 11 other registered investment companies with total assets of $163 billion, all or a portion of four other pooled investment vehicles with total assets of $3.1 billion, and one other account with total assets of $4.6 billion (none of which had advisory fees based on account performance).

William Coleman co-manages the Conservative Allocation, Moderate Allocation, and Total Stock Market Index Portfolios; as of December 31, 2012, the Conservative Allocation Portfolio held assets of $61 million, the Moderate Allocation Portfolio held assets of $63 million, and the Total Stock Market Index Portfolio held assets of $903 million.

Walter Nejman co-manages the Conservative Allocation, Moderate Allocation, and Total Stock Market Index Portfolios; as of December 31, 2012, the Conservative Allocation Portfolio held assets of $61 million, the Moderate Allocation Portfolio held assets of $63 million, and the Total Stock Market Index Portfolio held assets of $903 million.

2. Material Conflicts of Interest

At Vanguard, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these accounts may include separate accounts, collective trusts, or offshore funds. Managing multiple funds or accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. Vanguard manages potential conflicts between funds or accounts through allocation policies and procedures, internal review processes and oversight by trustees and independent third parties. Vanguard has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

3. Description of Compensation

All named Vanguard portfolio managers are Vanguard employees. This section describes the compensation of the Vanguard employees who manage Vanguard mutual funds. As of December 31, 2012, a Vanguard portfolio manager’s compensation generally consists of base salary, bonus, and payments under Vanguard’s long-term incentive compensation program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Vanguard employees. Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Vanguard adopted in the 1980s to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of tax law changes. These plans are structured to provide the same retirement benefits as the standard retirement plans.

In the case of portfolio managers responsible for managing multiple Vanguard funds or accounts, the method used to determine their compensation is the same for all funds and investment accounts. A portfolio manager’s base salary is determined by the manager’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by Vanguard’s Human Resources Department. A portfolio manager’s base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.

A portfolio manager’s bonus is determined by a number of factors. One factor is gross, pre-tax performance of a fund relative to expectations for how the fund should have performed, given the fund’s investment objective, policies, strategies, and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the fund’s portfolio. For the Short-Term Investment-Grade Portfolio, the performance factor depends on how successfully the portfolio manager outperforms these expectations and maintains the risk parameters of the fund over a three-year period. For the Conservative Allocation and Moderate Allocation Portfolios, the performance factor depends on how successfully the portfolio manager out performs each Portfolio’s composite index and maintains the risk parameters of the Portfolio over a three-year period. For the Equity Index, Mid-Cap Index, REIT Index, Total Bond Market Index, and Total Stock Market Index Portfolios, the performance factor depends on how closely the portfolio manager tracks the Portfolio’s benchmark index over a one-year period. For the Equity Income and Small Company Growth Portfolios, the performance factor depends on how successfully the portfolio manager maintains the risk parameters of the fund and outperforms the relevant peer group that invests in the market sectors in which the fund is permitted to invest over a three-year period. For the Money Market Portfolio, the performance factor depends on how successfully the portfolio manager maintains the credit quality of the fund and, consequently, how the fund performs relative to the expectations described above over a one-year period. Additional factors include the portfolio manager’s contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives previously described. The bonus is paid on an annual basis.

Under the long-term incentive compensation program, all full-time employees receive a payment from Vanguard’s long-term incentive compensation plan based on their years of service, job level, and, if applicable, management responsibilities. Each year, Vanguard’s independent directors determine the amount of the long-term incentive compensation award for that year based on the investment performance of the Vanguard funds relative to competitors and Vanguard’s operating efficiencies in providing services to the Vanguard funds.

Ownership of Securities in the Portfolios

The Portfolios are mutual funds used solely as investment options for annuity or life insurance contracts offered by insurance companies, which can only be purchased through a contract offered by an insurance company. Accordingly, the Portfolios that make up the Fund are suitable investments for only a limited subset of investors. As of December 31, 2012, Mr. Keogh, through investing in Vanguard Variable Annuity, indirectly had investments in the Balanced Portfolio within the $100,001-$500,000 range. No other named portfolio managers had indirect investments with any of the Portfolios.

Duration and Termination of Investment Advisory Agreements

The current investment advisory agreements with Baillie Gifford; Barrow, Hanley; Granahan; M&G; PRIMECAP; Schroders; Wellington Management (except for the Growth Portfolio); and William Blair & Company are renewable for successive one-year periods, only if (1) each renewal is specifically approved by a vote of the Fund’s board of trustees, including the affirmative votes of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Portfolio’s outstanding voting securities.

The initial investment advisory agreements with Delaware Investments Fund Advisers and Wellington Management for the Growth Portfolio are binding for a two-year period. At the end of that time, the agreements will become renewable for successive one-year periods, subject to the above conditions.

An agreement is automatically terminated if assigned, and may be terminated without penalty at any time either (1) by vote of the board of trustees of the Fund upon sixty (60) days’ written notice to the advisor (thirty (30) days’ written notice for Barrow, Hanley; Delaware Investments Fund Advisers; M&G; PRIMECAP; Wellington Management (for the

Balanced, Equity Income, and Growth Portfolios); and William Blair & Company); (2) by a vote of a majority of the Portfolio’s outstanding voting securities upon 60 days’ written notice to the advisor (30 days’ written notice for Barrow, Hanley; Delaware Investments Fund Advisers; M&G; PRIMECAP; Wellington Management (for the Balanced, Equity Income, and Growth Portfolios); and William Blair & Company), or (3) by the advisor upon ninety (90) days’ written notice to the Portfolio.

Vanguard provides at-cost investment advisory services to the Conservative Allocation, Equity Index, Mid-Cap Index, Moderate Allocation, Money Market, REIT Index, Short-Term Investment-Grade, Total Bond Market Index, and Total Stock Market Index Portfolios, and for a portion of the assets in the Equity Income and Small Company Growth Portfolios, pursuant to the terms of the Fifth Amended and Restated Funds’ Service Agreement. This agreement will continue in full force and effect until terminated or amended by mutual agreement of the Vanguard funds and Vanguard.

PORTFOLIO TRANSACTIONS

The advisors decide which securities to buy and sell on behalf of a Portfolio and then selects the brokers or dealers that will execute the trades on an agency basis or the dealers with whom the trades will be effected on a principal basis. For each trade, the advisor must select a broker-dealer that it believes will provide “best execution.” Best execution does not necessarily mean paying the lowest spread or commission rate available. In seeking best execution, the SEC has said that an advisor should consider the full range of a broker-dealer’s services. The factors considered by the advisor in seeking best execution include, but are not limited to, the broker-dealer’s execution capability; clearance and settlement services; commission rate; trading expertise; willingness and ability to commit capital; ability to provide anonymity; financial responsibility; reputation and integrity; responsiveness; access to underwritten offerings and secondary markets; and access to company management, as well as the value of any research provided by the broker-dealer. In assessing which broker-dealer can provide best execution for a particular trade, the advisor also may consider the timing and size of the order and available liquidity and current market conditions. Subject to applicable legal requirements, the advisor may select a broker based partly on brokerage or research services provided to the advisor and its clients, including the Portfolio. The advisor may cause the Portfolio to pay a higher commission than other brokers would charge if the advisor determines in good faith that the amount of the commission is reasonable in relation to the value of services provided. An advisor also may receive brokerage or research services from broker-dealers that are provided at no charge in recognition of the volume of trades directed to the broker. To the extent research services or products may be a factor in selecting brokers, services and products may include written research reports analyzing performance or securities; discussions with research analysts; meetings with corporate executives to obtain oral reports on company performance; market data; and other products and services that will assist the advisor in its investment decision-making process. The research services provided by brokers through which a Portfolio effects securities transactions may be used by the advisor in servicing all of its accounts, and some of the services may not be used by the advisor in connection with the Portfolio.

The Conservative Allocation, Moderate Allocation, and Total Stock Market Index Portfolios, which employ a “fund of funds” investment strategy, will each purchase and sell the principal portion of its securities (i.e., shares of the underlying Vanguard funds) by dealing directly with the issuer—the underlying fund. As such, the Portfolios incur no brokerage commissions. To the extent these Portfolios purchase and sell ETF Shares of an underlying fund, a Portfolio will pay brokerage commissions.

Balanced (bond portion only), High Yield Bond, Money Market, Short-Term Investment-Grade, and Total Bond Market Index Portfolios

The types of securities in which the money market and bond Portfolios invest are generally purchased and sold through principal transactions, meaning that the Portfolios normally purchase securities directly from the issuer or a primary market-maker acting as principal for the securities on a net basis. Explicit brokerage commissions are not paid on these transactions, although purchases of new issues from underwriters of bonds typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer’s markup (i.e., a spread between the bid and the asked prices).

As previously explained, the types of securities that the Portfolios purchase do not normally involve the payment of explicit brokerage commissions. If any such brokerage commissions are paid, however, the advisor will evaluate their reasonableness by considering (1) historical commission rates; (2) rates which other institutional investors are paying, based upon publicly available information; (3) rates quoted by brokers and dealers; (4) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (5) the complexity of a particular transaction in terms of both execution and settlement; (6) the level and type of business done with a particular firm over a period of time; and (7) the extent to which the broker or dealer has capital at risk in the transaction.

All Portfolios

During the fiscal years ended December 31, 2010, 2011, and 2012, the named Portfolios paid the following approximate amounts in brokerage commissions:

Portfolio	2010	2011	2012
Balanced Portfolio	$271,000	$286,000	$332,000
Capital Growth Portfolio[1]	56,000	146,000	63,000
Diversified Value Portfolio	178,000	229,000	169,000
Equity Income Portfolio[1]	120,000	98,000	138,000
Equity Index Portfolio	40,000	40,000	21,000
Growth Portfolio[2]	242,000	117,000	106,000
High Yield Bond Portfolio	—	—	—
International Portfolio	1,669,000	1,383,000	1,043,000
Mid-Cap Index Portfolio	44,000	38,000	23,000
Money Market Portfolio	—	—	—
REIT Index Portfolio	34,000	22,000	18,000
Short-Term Investment-Grade Portfolio	49,000	53,000	47,000
Small Company Growth Portfolio	981,000	1,248,000	1,196,000
Total Bond Market Index Portfolio	—	—	—

1 The fluctuations in brokerage commissions for the Portfolio for the years shown are a result of changing market conditions during those years, which impacted the frequency of portfolio transactions.

2 The decrease in brokerage commissions in 2011 for the Portfolio was due to the trading strategies employed by the Portfolio’s current advisors. The current advisors joined the Portfolio in October 2010; 2011 was the first full year in which their trading strategies impacted brokerage commissions.

Some securities that are considered for investment by a Portfolio may also be appropriate for other Vanguard funds or for other clients served by the advisors. If such securities are compatible with the investment policies of the Portfolio and one or more of an advisor’s other clients, and are considered for purchase or sale at or about the same time, then transactions in such securities may be aggregated by that advisor and the purchased securities or sale proceeds may be allocated among the participating Vanguard funds and the other participating clients of the advisor in a manner deemed equitable by the advisor. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Fund’s board of trustees.

The ability of Vanguard and external advisors to purchase or dispose of investments in regulated industries, the derivatives markets, and certain international markets, or to exercise rights or undertake business transactions on behalf of a Portfolio, may be restricted or impaired due to limitations on the aggregate level of investment unless regulatory or corporate consents are obtained. As a result, Vanguard and external advisors on behalf of a Portfolio may be required to limit purchases, sell existing investments, or otherwise restrict or limit the exercise of shareholder rights by the Portfolio, including voting rights.

As of December 31, 2012, each Portfolio held securities of its “regular brokers or dealers,” as that term is defined in Rule 10b-1 of the 1940 Act, as follows:

Vanguard Variable Insurance Fund Portfolio	Regular Broker or Dealer (or Parent)	Aggregate Holdings
Balanced Portfolio	Banc of America Securities LLC	$15,511,000
	Barclays Inc.	2,592,000
	Citigroup Global Markets Inc.	17,286,000
	Goldman, Sachs & Co.	11,097,000
	J.P. Morgan Securities Inc.	39,655,000
	Morgan Stanley	9,652,000
	UBS Securities LLC	12,110,000

Capital Growth Portfolio	—	—

Conservative Allocation Portfolio	—	—

Diversified Value Portfolio	J.P. Morgan Securities Inc.	28,517,000

Equity Income Portfolio	J.P. Morgan Securities Inc.	18,850,000

Equity Index Portfolio	Banc of America Securities LLC	23,669,000
	Citigroup Global Markets Inc.	21,694,000
	Goldman, Sachs & Co.	10,673,000
	J.P. Morgan Securities Inc.	31,647,000
	Morgan Stanley	5,003,000

Growth Portfolio	Banc of America Securities LLC	1,000,000
	J.P. Morgan Securities Inc.	5,195,000

High Yield Bond Portfolio	Banc of America Securities LLC	45,200,000
	Barclays Inc.	5,544,000

International Portfolio	Credit Suisse Securities (USA) LLC	7,705,000

Mid-Cap Index Portfolio	Jefferies & Company, Inc.	821,000

Moderate Allocation Portfolio	—	—

Money Market Portfolio	Bank of Montreal	22,250,000
	Goldman, Sachs & Co.	10,000,000
	J.P. Morgan Securities Inc.	10,000,000
	RBC Capital Markets	17,580,000
	Toronto Dominion Securities Inc	31,450,000

REIT Index Portfolio	—	—

Vanguard Variable Insurance Fund Portfolio	Regular Broker or Dealer (or Parent)	Aggregate Holdings
Short-Term Investment-Grade Portfolio	Banc of America Securities LLC	10,812,000
	Barclays Inc.	7,895,000
	Citigroup Global Markets Inc.	23,398,000
	Credit Suisse Securities (USA) LLC	7,974,000
	Deutsche Bank Securities Inc.	5,718,000
	Goldman, Sachs & Co.	10,302,000
	J.P. Morgan Securities Inc.	13,442,000
	Morgan Stanley	12,048,000
	UBS Securities LLC	5,648,000
	Wells Fargo Securities, LLC	6,629,000

Small Company Growth Portfolio	—	—

Total Bond Market Index Portfolio	Banc of America Securities LLC	13,128,000
	Citigroup Global Markets Inc.	14,662,000
	Credit Suisse Securities (USA) LLC	5,406,000
	Goldman, Sachs & Co.	13,076,000
	J.P. Morgan Securities Inc.	17,983,000
	Morgan Stanley	19,023,000
	UBS Securities LLC	2,400,000
	Wachovia Securities LLC	9,393,000
	Wells Fargo Securities, LLC	6,011,000

Total Stock Market Index Portfolio	—	—

PROXY VOTING GUIDELINES

The Board of Trustees (the Board) of each Vanguard fund that invests in stocks has adopted proxy voting procedures and guidelines to govern proxy voting by the fund. The Board has delegated oversight of proxy voting to the Proxy Oversight Committee (the Committee), made up of senior officers of Vanguard and subject to the operating procedures and guidelines described below. The Committee reports directly to the Board. Vanguard is subject to these procedures and guidelines to the extent that they call for Vanguard to administer the voting process and implement the resulting voting decisions, and for these purposes the guidelines have been approved by the Board of Directors of Vanguard.

The overarching objective in voting is simple: to support proposals and director nominees that maximize the value of a fund’s investments—and those of fund shareholders—over the long term. Although the goal is simple, the proposals the funds receive are varied and frequently complex. As such, the guidelines adopted by the Board provide a rigorous framework for assessing each proposal. Under the guidelines, each proposal must be evaluated on its merits, based on the particular facts and circumstances as presented.

For ease of reference, the procedures and guidelines often refer to all funds. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual funds. For most proxy proposals, particularly those involving corporate governance, the evaluation will result in the same position being taken across all of the funds and the funds voting as a block. In some cases, however, a fund may vote differently, depending upon the nature and objective of the fund, the composition of its portfolio, and other factors.

The guidelines do not permit the Board to delegate voting responsibility to a third party that does not serve as a fiduciary for the funds. Because many factors bear on each decision, the guidelines incorporate factors the Committee should consider in each voting decision. A fund may refrain from voting some or all of its shares or vote in a particular way if doing so would be in the fund’s and its shareholders’ best interests. These circumstances may arise, for example, if the expected cost of voting exceeds the expected benefits of voting, if exercising the vote would result in the imposition of trading or other restrictions, or if a fund (or all Vanguard funds in the aggregate) were to own more than the permissible maximum percentage of a company’s stock (as determined by the company’s governing documents or by applicable law, regulation, or regulatory agreement).

In evaluating proxy proposals, we consider information from many sources, including, but not limited to, the investment advisor for the fund, the management or shareholders of a company presenting a proposal, and independent proxy research services. We will give substantial weight to the recommendations of the company’s board, absent guidelines or other specific facts that would support a vote against management. In all cases, however, the ultimate decision rests with the members of the Committee, who are accountable to the fund’s Board.

While serving as a framework, the following guidelines cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Committee will evaluate the issue and cast the fund’s vote in a manner that, in the Committee’s view, will maximize the value of the fund’s investment, subject to the individual circumstances of the fund.

I.	The Board of Directors
A.	Election of directors

Good governance starts with a majority-independent board, whose key committees are made up entirely of independent directors. As such, companies should attest to the independence of directors who serve on the Compensation, Nominating, and Audit committees. In any instance in which a director is not categorically independent, the basis for the independence determination should be clearly explained in the proxy statement.

Although the funds will generally support the board’s nominees, the following factors will be taken into account in determining each fund’s vote:

Factors For Approval	Factors Against Approval
Nominated slate results in board made up of a majority of	Nominated slate results in board made up of a majority of
independent directors.	non-independent directors.
All members of Audit, Nominating, and Compensation	Audit, Nominating, and/or Compensation committees include
committees are independent of management.	non-independent members.
Incumbent board member failed to attend at least 75% of meetings in the previous year.
Actions of committee(s) on which nominee serves are inconsistent with other guidelines (e.g., excessive equity grants, substantial non-audit fees, lack of board independence).

B. Contested director elections

In the case of contested board elections, we will evaluate the nominees’ qualifications, the performance of the incumbent board, and the rationale behind the dissidents’ campaign, to determine the outcome that we believe will maximize shareholder value.

C. Classified boards

The funds will generally support proposals to declassify existing boards (whether proposed by management or shareholders), and will block efforts by companies to adopt classified board structures in which only part of the board is elected each year.

II. Approval of Independent Auditors

The relationship between the company and its auditors should be limited primarily to the audit, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence. The funds will generally support management’s recommendation for the ratification of the auditor, except in instances in which audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm. We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether independence has been compromised.

III.	Compensation Issues
A.	Stock-based compensation plans

Appropriately designed stock-based compensation plans, administered by an independent committee of the board and approved by shareholders, can be an effective way to align the interests of long-term shareholders with the interests of management, employees, and directors. The funds oppose plans that substantially dilute their ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

An independent compensation committee should have significant latitude to deliver varied compensation to motivate the company’s employees. However, we will evaluate compensation proposals in the context of several factors (a company’s industry, market capitalization, competitors for talent, etc.) to determine whether a particular plan or proposal balances the perspectives of employees and the company’s other shareholders. We will evaluate each proposal on a case-by-case basis, taking all material facts and circumstances into account.

The following factors will be among those considered in evaluating these proposals:

Factors For Approval	Factors Against Approval
Company requires senior executives to hold a minimum amount	Total potential dilution (including all stock-based plans) exceeds 15% of
of company stock (frequently expressed as a multiple of salary).	shares outstanding.
Company requires stock acquired through equity awards to be	Annual equity grants have exceeded 2% of shares outstanding.
held for a certain period of time.
Compensation program includes performance-vesting awards,	Plan permits repricing or replacement of options without
indexed options, or other performance-linked grants.	shareholder approval.
Concentration of equity grants to senior executives is limited	Plan provides for the issuance of reload options.
(indicating that the plan is very broad-based).
Stock-based compensation is clearly used as a substitute for	Plan contains automatic share replenishment (evergreen) feature.
cash in delivering market-competitive total pay.

B. Bonus plans

Bonus plans, which must be periodically submitted for shareholder approval to qualify for deductibility under Section 162(m) of the IRC, should have clearly defined performance criteria and maximum awards expressed in dollars. Bonus plans with awards that are excessive, in both absolute terms and relative to a comparative group, generally will not be supported.

C. Employee stock purchase plans

The funds will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and that shares reserved under the plan amount to less than 5% of the outstanding shares.

D. Advisory votes on executive compensation (Say on Pay)

In addition to proposals on specific equity or bonus plans, the funds are required to cast advisory votes approving many companies’ overall executive compensation plans (so-called Say on Pay votes). In evaluating these proposals, we consider a number of factors, including the amount of compensation that is at risk, the amount of equity-based compensation that is linked to the company’s performance, and the level of compensation as compared to industry peers. The funds will generally support pay programs that demonstrate effective linkage between pay and performance over time and that provide compensation opportunities that are competitive relative to industry peers. On the other hand, pay programs in which significant compensation is guaranteed or insufficiently linked to performance will be less likely to earn our support.

E. Executive severance agreements (golden parachutes)

Although executives’ incentives for continued employment should be more significant than severance benefits, there are instances—particularly in the event of a change in control—in which severance arrangements may be appropriate. Severance benefits payable upon a change of control AND an executive’s termination (so-called “double trigger” plans) are generally acceptable to the extent that benefits paid do not exceed three times salary and bonus. Arrangements in which the benefits exceed three times salary and bonus should be justified and submitted for shareholder approval. We do not generally support guaranteed severance absent a change in control or arrangements that do not require the termination of the executive (so-called “single trigger” plans).

IV. Corporate Structure and Shareholder Rights

The exercise of shareholder rights, in proportion to economic ownership, is a fundamental privilege of stock ownership that should not be unnecessarily limited. Such limits may be placed on shareholders’ ability to act by corporate charter or by-law provisions, or by the adoption of certain takeover provisions. In general, the market for corporate control should be allowed to function without undue interference from these artificial barriers.

The funds’ positions on a number of the most commonly presented issues in this area are as follows:

A.	Shareholder rights plans (poison pills)
A	company’s adoption of a so-called poison pill effectively limits a potential acquirer’s ability to buy a controlling interest without the approval of the target’s board of directors. Such a plan, in conjunction with other takeover defenses, may serve to entrench incumbent management and directors. However, in other cases, a poison pill may force a suitor to negotiate with the board and result in the payment of a higher acquisition premium.

In general, shareholders should be afforded the opportunity to approve shareholder rights plans within a year of their adoption. This provides the board with the ability to put a poison pill in place for legitimate defensive purposes, subject to subsequent approval by shareholders. In evaluating the approval of proposed shareholder rights plans, we will consider the following factors:

Factors For Approval	Factors Against Approval
Plan is relatively short-term (3-5 years).	Plan is long term (>5 years).
Plan requires shareholder approval for renewal.	Renewal of plan is automatic or does not require shareholder approval.
Plan incorporates review by a committee of independent	Board with limited independence.
directors at least every three years (so-called TIDE provisions).
Ownership trigger is reasonable (15-20%).	Ownership trigger is less than 15%.
Highly independent, non-classified board.	Classified board.
Plan includes permitted-bid/qualified-offer feature (chewable pill) that mandates a shareholder vote in certain situations.

B. Cumulative voting

The funds are generally opposed to cumulative voting under the premise that it allows shareholders a voice in director elections that is disproportionate to their economic investment in the corporation.

C. Supermajority vote requirements

The funds support shareholders’ ability to approve or reject matters presented for a vote based on a simple majority. Accordingly, the funds will support proposals to remove supermajority requirements and oppose proposals to impose them.

D. Right to call meetings and act by written consent

The funds support shareholders’ right to call special meetings of the board (for good cause and with ample representation) and to act by written consent. The funds will generally vote for proposals to grant these rights to shareholders and against proposals to abridge them.

E. Confidential voting

The integrity of the voting process is enhanced substantially when shareholders (both institutions and individuals) can vote without fear of coercion or retribution based on their votes. As such, the funds support proposals to provide confidential voting.

F. Dual classes of stock

We are opposed to dual class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. We will oppose the creation of separate classes with different voting rights and will support the dissolution of such classes.

V. Corporate and Social Policy Issues

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. The Board generally believes that these are “ordinary business matters” that are primarily the responsibility of management and should be evaluated and approved solely by the corporation’s board of directors. Often, proposals may address concerns with which the Board philosophically agrees, but absent a compelling economic impact on shareholder value (e.g., proposals to require expensing of stock options), the funds will typically abstain from voting on these proposals. This reflects the belief that regardless of our philosophical perspective on the issue, these decisions should be the province of company management unless they have a significant, tangible impact on the value of a fund’s investment and management is not responsive to the matter.

VI. Voting in Foreign Markets

Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which the funds may invest. Each fund’s votes will be used, where applicable, to advocate for improvements in governance and disclosure by each fund’s portfolio companies. We will evaluate issues presented to shareholders for each fund’s foreign holdings in the context with the guidelines described above, as well as local market standards and best practices. The funds will cast their votes in a manner believed to be philosophically consistent with these guidelines, while taking into account differing practices by market. In addition, there may be instances in which the funds elect not to vote, as described below.

Many foreign markets require that securities be “blocked” or reregistered to vote at a company’s meeting. Absent an issue of compelling economic importance, we will generally not subject the fund to the loss of liquidity imposed by these requirements.

The costs of voting (e.g., custodian fees, vote agency fees) in foreign markets may be substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances in which the issues presented are unlikely to have a material impact on shareholder value.

VII. Voting Shares of a Company that has an Ownership Limitation

Certain companies have provisions in their governing documents that restrict stock ownership in excess of a specified limit. Typically, these ownership restrictions are included in the governing documents of real estate investment trusts, but may be included in other companies’ governing documents.

A company’s governing documents normally allow the company to grant a waiver of these ownership limits, which would allow a fund (or all Vanguard-advised funds) to exceed the stated ownership limit. Sometimes a company will grant a waiver without restriction. From time to time, a company may grant a waiver only if a fund (or funds) agrees to not vote the company’s shares in excess of the normal specified limit. In such a circumstance, a fund may refrain from voting shares if owning the shares beyond the company’s specified limit is in the best interests of the fund and its shareholders.

In addition, applicable law may require prior regulatory approval to permit ownership of certain regulated issuer’s voting securities above certain limits or may impose other restrictions on owners of more than a certain percentage of a regulated issuer’s voting shares. The Board has authorized the funds to vote shares above these limits in the same proportion as votes cast by the issuer’s entire shareholder base (i.e., mirror vote) or to refrain from voting excess shares if mirror voting is not practicable. For example, rules administered by the Board of Governors of the Federal Reserve System (the “FRB”) generally require that a person seeking to own more than 10% of a bank regulated by the FRB seek prior approval. Vanguard has obtained regulatory approval that allows Vanguard funds to own up to 15% of a class of a bank’s outstanding voting shares without seeking prior regulatory approval, provided the funds’ shares in excess of 10% are mirror voted or not voted at all.

These ownership limits may be applied at the individual fund level, across all Vanguard-advised funds, or across all Vanguard funds, regardless of whether they are advised by Vanguard.

VIII. Voting on a Fund’s Holdings of Other Vanguard Funds

Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.

IX. The Proxy Voting Group

The Board has delegated the day-to-day operations of the funds’ proxy voting process to the Proxy Voting Group, which the Committee oversees. Although most votes will be determined, subject to the individual circumstances of each fund, by reference to the guidelines as separately adopted by each of the funds, there may be circumstances when the Proxy Voting Group will refer proxy issues to the Committee for consideration. In addition, at any time, the Board has the authority to vote proxies, when, at the Board’s or the Committee’s discretion, such action is warranted.

The Proxy Voting Group performs the following functions: (1) managing proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the guidelines; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Proxy Voting Group also prepares periodic and special reports to the Board, and any proposed amendments to the procedures and guidelines.

X. The Proxy Oversight Committee

The Board, including a majority of the independent trustees, appoints the members of the Committee who are senior officers of Vanguard.

The Committee does not include anyone whose primary duties include external client relationship management or sales. This clear separation between the proxy voting and client relationship functions is intended to eliminate any potential conflict of interest in the proxy voting process. In the unlikely event that a member of the Committee believes he or she might have a conflict of interest regarding a proxy vote, that member must recuse himself or herself from the committee meeting at which the matter is addressed, and not participate in the voting decision.

The Committee works with the Proxy Voting Group to provide reports and other guidance to the Board regarding proxy voting by the funds. The Committee has an obligation to conduct its meetings and exercise its decision-making authority subject to the fiduciary standards of good faith, fairness, and Vanguard’s Code of Ethics. The Committee shall authorize proxy votes that the Committee determines, at its sole discretion, to be in the best interests of each fund’s shareholders. In determining how to apply the guidelines to a particular factual situation, the Committee may not take into account any interest that would conflict with the interest of fund shareholders in maximizing the value of their investments.

The Board may review these procedures and guidelines and modify them from time to time. The procedures and guidelines are available on Vanguard’s website at vanguard.com.

You may obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30 by logging on to Vanguard’s website at vanguard.com or the SEC’s website at sec.gov.

FINANCIAL STATEMENTS

The Fund’s Financial Statements for the fiscal year ended December 31, 2012, appearing in the Portfolios‘ 2012 Annual Report to Shareholders, and the reports thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, also appearing therein, and the unaudited Financial Statements for the six months ended June 30, 2013, appearing in the Portfolios’ Semiannual Report to Shareholders, are incorporated by reference into this Statement of Additional Information. For a more complete discussion of the Fund’s performance, please see the Portfolios‘ Annual and Semiannual Reports to Shareholders, which may be obtained without charge.

DESCRIPTION OF BOND RATINGS

The following are excerpts from Moody’s Investors Service, Inc.’s description of its four highest bond ratings:

Aaa—Judged to be of the best quality. They carry the smallest degree of investment risk.

Aa—Judged to be of high quality by all standards. Together with the Aaa group they make up what are generally known as high-grade bonds.

A—Possess many favorable investment attributes and are to be considered as “upper-medium-grade obligations.”

Baa—Considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Moody’s also supplies numerical indicators (1, 2, and 3) to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking toward the lower end of the category.

The following are excerpts from Standard & Poor’s description of its four highest bond ratings:

AAA—Highest grade obligations. The capacity to pay interest and repay principal is extremely strong.

AA—Also qualify as high-grade obligations. They have a strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree.

A—Regarded as upper-medium-grade. They have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB—Regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest that qualifies for commercial bank investment.

Standard & Poor’s applies indicators “+,” or “–,” or no character, to its rating categories. The indicators show relative standing within the major rating categories.

SAI064 092013

Vanguard Variable Insurance Fund

Money Market Portfolio

September 30, 2013

Prospectus

This prospectus contains financial data for the Portfolio through the fiscal period ended June 30, 2013.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Portfolio Summary	1	Financial Highlights	14
More on the Portfolio	5	General Information	16
The Portfolio and Vanguard	10	Glossary of Investment Terms	18
Investment Advisor	11
Taxes	12
Share Price	13

Portfolio Summary

Investment Objective

The Portfolio seeks to provide current income while maintaining liquidity and a stable share price of $1.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the table and in the example that follow do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

Annual Portfolio Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.12%
12b-1 Distribution Fee	None
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses[1]	0.16%

1 Vanguard and the Portfolio's Board have voluntarily agreed to temporarily limit certain net operating expenses in excess of the Portfolio's daily yield so as to maintain a zero or positive yield for the Portfolio. Vanguard and the Portfolio's Board may terminate the temporary expense limitation at any time.

Example

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio’s shares. This example assumes that the Portfolio provides a return of 5% a year and that total annual portfolio operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$16	$52	$90	$205

1

Primary Investment Policies

The Portfolio invests primarily in high-quality, short-term money market instruments, including certificates of deposit, banker’s acceptances, commercial paper, and other money market securities. To be considered high quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by Vanguard to be of quality equivalent to securities in the two highest credit-quality categories. The Portfolio invests more than 25% of its assets in securities issued by companies in the financial services industry. The Portfolio maintains a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.

Primary Risks

The Portfolio is designed for investors with a low tolerance for risk; however, the Portfolio is subject to the following risks, which could affect the Portfolio’s performance:

• Income risk, which is the chance that the Portfolio’s income will decline because of falling interest rates. Because the Portfolio’s income is based on short-term interest rates—which can fluctuate significantly over short periods—income risk is expected to be high.

• Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

• Credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. Credit risk should be very low for the Portfolio because it invests primarily in securities that are considered to be of high quality.

• Industry concentration risk, which is the chance that there will be overall problems affecting a particular industry. Because the Portfolio invests more than 25% of its assets in securities issued by companies in the financial services industry, the Portfolio’s performance depends to a greater extent on the overall condition of that industry.

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Portfolio.

2

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index and a comparative benchmark, which have investment characteristics similar to those of the Portfolio. The Portfolio’s returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio’s returns, the returns would be lower. Returns for the Variable Insurance Money Market Funds Average are derived from data provided by Lipper, a Thomson Reuters Company. Keep in mind that the Portfolio’s past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com or by calling Vanguard toll-free at 800-522-5555.

Annual Total Returns — Money Market Portfolio1

1 The year-to-date return for the most recent calendar quarter, which ended on June 30, 2013, was 0.06%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 1.32% (quarter ended December 31, 2006), and the lowest return for a quarter was 0.03% (quarter ended September 30, 2011).

Average Annual Total Returns for Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Money Market Portfolio	0.14%	0.79%	1.95%
Comparative Benchmarks
(reflect no deduction for fees or expenses)
Citigroup 3-Month U.S. Treasury Bill Index	0.07%	0.44%	1.69%
Variable Insurance Money Market Funds Average	0.00	0.48	1.57

3

Investment Advisor
The Vanguard Group, Inc.

Portfolio Manager

John C. Lanius, Portfolio Manager for Vanguard. He has managed the Portfolio since 2004.

Tax Information

The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Portfolio shares are offered.

Payments to Financial Intermediaries

The Portfolio and its investment advisor do not pay financial intermediaries for sales of Portfolio shares.

4

More on the Portfolio

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: Generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [flag] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.

A Note About Vanguard Variable Insurance Fund

The Money Market Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

The Money Market Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio’s investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That’s because you, as a contract owner, pay a proportionate share of the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio’s performance.

5

The following sections explain the primary investment policies that the Portfolio uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Portfolio’s management, may change investment policies in the interests of shareholders without a shareholder vote, unless those policies are designated as fundamental.

Market Exposure

The Portfolio’s primary policy is to invest in very high-quality money market instruments. Also known as cash investments, these instruments are considered short term (that is, they usually mature in 397 days or less). The Portfolio maintains a dollar-weighted average maturity of 60 days or less and a dollar weighted average life of 120 days or less. The Portfolio invests more than 25% of its assets in money market instruments issued by companies in the financial services industry.

Plain Talk About Weighted Average Maturity and Weighted Average Life

A money market fund will maintain a dollar-weighted average maturity (WAM) of
60 days or less and a dollar-weighted average life (WAL) of 120 days or less. For purposes of calculating a fund’s WAM, the maturity of certain longer-term adjustable rate securities held in the portfolio will generally be the period remaining until the next interest rate adjustment. When calculating its WAL, the maturity for these adjustable rate securities will generally be the final maturity date—the date on which principal is expected to be returned in full. Maintaining a
WAL of 120 days or less limits a fund’s ability to invest in longer-term adjustable rate securities, which are generally more sensitive to changes in interest rates, particularly in volatile markets.

Plain Talk About Money Market Instruments

The term “money market instruments” refers to a variety of short-term, liquid investments, usually with maturities of 397 days or less. Some common types are Treasury bills and notes, which are securities issued by the U.S. government;
commercial paper, which are promissory notes issued by large companies or financial firms; banker’s acceptances, which are credit instruments guaranteed by banks; and negotiable certificates of deposit, which are issued by banks in large denominations. Money market securities can pay fixed, variable, or floating rates of interest.

6

The Portfolio is subject to income risk, which is the chance that the Portfolio’s income will decline because of falling interest rates. The Portfolio’s income declines when interest rates fall because the Portfolio then must invest in lower-yielding instruments. Because the Portfolio’s income is based on short-term interest rates—which can fluctuate significantly over short periods—income risk is expected to be high.

Security Selection

The Vanguard Group, Inc. (Vanguard), advisor to the Portfolio, selects high-quality money market instruments. The Portfolio invests in commercial paper, U.S. Treasury and agency securities, certificates of deposit, banker’s acceptances, and other money market securities. Commercial paper must be rated Prime-1 by Moody’s Investors Service, Inc. (Moody’s), or A-1 by Standard & Poor’s. Securities that are unrated must be issued by a company with a debt rating of A3 or better by Moody’s or A– or better by Standard & Poor’s. The Portfolio also invests in short-term corporate, state, and municipal obligations rated A3 or better by Moody’s or A– or better by Standard & Poor’s, as well as in securities issued by U.S. government agencies and instrumentalities whose interest and principal payments are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. In addition, the Portfolio invests in securities issued by U.S. government agencies and instrumentalities that are backed by the full faith and credit of the U.S. government.

The Portfolio is subject to manager risk, which is the chance that poor security selection will cause the Portfolio to underperform other funds with a similar investment objective.

7

Plain Talk About U.S. Government-Sponsored Entities

A variety of U.S. government-sponsored entities (GSEs), such as the Federal
Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage
Association (FNMA), and the Federal Home Loan Banks (FHLBs), issue debt and mortgage-backed securities. Although GSEs may be chartered or sponsored by acts of Congress, they are not funded by congressional appropriations. In
September of 2008, the U.S. Treasury placed FNMA and FHLMC under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with FNMA and FHLMC to provide them with capital in exchange for senior preferred stock. Generally, their securities are neither issued by nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the GSE, standing alone. In some cases, a GSE’s securities may be supported by the ability of the GSE to borrow from the Treasury, or may be supported by the U.S. government in some other way. Securities issued by the
Government National Mortgage Association (GNMA), however, are backed by the full faith and credit of the U.S. government.

The Portfolio is subject, to a limited extent, to credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. Credit risk should be very low for the Portfolio because it invests in securities that are considered to be of high quality.

The Portfolio is subject to industry concentration risk, which is the chance that the Portfolio’s performance will be significantly affected, for better or for worse, by developments in the financial services industry.

More than 25% of the Portfolio’s assets will be invested in instruments issued by companies in the financial services industry, such as banks, insurance companies, real estate-related companies, securities firms, leasing companies, and other companies principally engaged in providing financial services to consumers and industry. These investments include, among others, bank obligations, high-quality asset-backed securities, and securities issued by the automobile finance industry. Changes in economic, regulatory, and political conditions that affect financial services companies could have a significant effect on the Portfolio. These conditions include changes in interest rates and defaults in payments by borrowers.

8

The Portfolio may also invest in Eurodollar and Yankee obligations, which include certificates of deposit issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have the same risks as U.S. money market instruments, such as income risk and credit risk. Additional risks of Eurodollar and Yankee obligations include the chance that a foreign government will not let U.S. dollar-denominated assets leave the country, the chance that the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks, and the chance that adverse political or economic developments will affect investments in a foreign country. Before the Portfolio’s advisor selects a Eurodollar or Yankee obligation, however, any foreign issuer undergoes the same credit-quality analysis and tests of financial strength as those for the issuers of domestic securities.

The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that the securities be used to pay off the seller’s debts. The Portfolio’s advisor believes that these risks can be controlled through careful security and counterparty selection and monitoring.

Plain Talk About Repurchase Agreements

Repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) at a specific price.

The Portfolio reserves the right to invest, to a limited extent, in adjustable-rate securities, which are a type of derivative.

An adjustable-rate security’s interest rate, as the name implies, is not set; instead, it fluctuates periodically. Generally, the security’s yield is based on a U.S. dollar-based interest rate benchmark such as the federal funds rate, the 90-day Treasury bill rate, or the London Interbank Offered Rate (LIBOR). Adjustable-rate securities reset their yields on a periodic basis (for example, daily, weekly, or quarterly) or upon a change in the benchmark interest rate. These yields are closely correlated to changes in money market interest rates. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

9

Plain Talk About Derivatives

A derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a money market benchmark (such as
U.S. Treasury bill rates or the federal funds effective rate), a physical asset (such as gold, oil, or wheat), or a market index (such as the Barclays U.S. Aggregate
Bond Index).

In addition, the Portfolio may invest up to 5% of its net assets in illiquid securities. These are securities that the Portfolio may not be able to sell within seven days in the ordinary course of business at approximately the price at which they are valued.

Cash Management

The Portfolio’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Portfolio bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Frequent Trading or Market-Timing

Vanguard anticipates that investors will purchase and sell shares of money market funds frequently because these funds are designed to offer investors a liquid investment. For this reason, the board of trustees of the Fund has determined that it is not necessary to adopt policies and procedures designed to detect and deter frequent trading and market-timing in the money market fund shares. For information on frequent-trading limits of other Vanguard funds, please see the appropriate fund’s prospectus.

See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.

The Portfolio and Vanguard

Vanguard Variable Insurance Fund is a member of The Vanguard Group, a family of more than 180 mutual funds holding assets of approximately $2.2 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other

10

than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, provides investment advisory services on an at-cost basis to the Portfolio. As of December 31, 2012, Vanguard managed approximately $1.7 trillion in assets.

For the fiscal year ended December 31, 2012, the Portfolio’s advisory expenses represented an effective annual rate of 0.01% of the Portfolio’s average net assets.

For a discussion of why the board of trustees approved the Portfolio’s investment advisory arrangement, see the Vanguard Variable Insurance Fund’s most recent semiannual report to shareholders covering the fiscal period ended June 30.

Vanguard’s Fixed Income Group is overseen by:

Mortimer J. Buckley, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard’s Equity Investment and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Mr. Buckley joined Vanguard in 1991 and has held various senior leadership positions with Vanguard. He received his A.B. in economics from Harvard and an M.B.A. from Harvard Business School.

Robert F. Auwaerter, Principal of Vanguard and head of Vanguard’s Fixed Income Group. He has direct oversight responsibility for all money market funds, bond funds, and stable value portfolios managed by the Fixed Income Group. He has managed investment portfolios since 1978 and has been with Vanguard since 1981.

11

He received his B.S. in finance from The Wharton School of the University of Pennsylvania and an M.B.A. from Northwestern University.

The manager primarily responsible for the day-to-day management of the Portfolio is: John C. Lanius, Portfolio Manager for Vanguard. He has been with Vanguard since 1996; has worked in investment management since 1997; and has managed investment portfolios, including the Money Market Portfolio, since 2004. Education: B.A., Middlebury College.

The Fund’s Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Portfolio.

Taxes

The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that fund your variable annuity or variable life insurance contract. The tax consequences to you of your investment in a Portfolio depend on the provisions of the annuity or life insurance contract through which you invest; please refer to the prospectus of such contract for more information.

The Portfolio intends to operate in such a manner that a separate account investing only in Portfolio shares will result in the variable annuity and variable life insurance contracts supported by that account receiving favorable tax treatment. This favorable treatment means that you will generally not be taxed on Portfolio distributions or proceeds on dispositions of Portfolio shares received by the separate account funding your contract. In order to qualify for this favorable treatment, the insurance company separate accounts that invest in the Portfolios must satisfy certain requirements. If a Portfolio funding your contract does not meet such requirements, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable currently to you. Also, if the IRS were to determine that contract holders have an impermissible level of control over the investments funding their contracts, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable currently to you. Please see the Vanguard Variable Insurance Funds’ Statement of Additional Information for more information.

12

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio’s assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.

The instruments held by the Portfolio are valued on the basis of amortized cost. The values of any mutual fund shares held by a portfolio are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a portfolio are based on the market value of the Shares.

Although the stable share price is not guaranteed, the NAV of Vanguard money market portfolios is expected to remain at $1 per share. Instruments are purchased and managed with that goal in mind.

The Portfolio’s NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

13

Financial Highlights

The following financial highlights table is intended to help you understand the Portfolio’s financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). The information for the six-month period ended June 30, 2013, has not been audited by an independent registered public accounting firm. The information for all periods in the table through December 31, 2012, has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Portfolio’s financial statements—is included in Vanguard Variable Insurance Fund’s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report by visiting vanguard.com or by contacting Vanguard by telephone or mail.

Yields and total returns presented for the Portfolio are net of the Portfolio’s operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

Plain Talk About How to Read the Financial Highlights Table

The Portfolio began the fiscal period ended June 30, 2013, with a net asset value
(price) of $1.00 per share. During the period, the Portfolio earned $0.001 per share from investment income (interest). Shareholders received $0.001 per share in the form of dividend distributions.

The earnings ($0.001 per share) minus the distributions ($0.001 per share)
resulted in a share price of $1.00 at the end of the period. For a shareholder who reinvested the distributions in the purchase of more shares, the total return was
0.06% for the period.

As of June 30, 2013, the Portfolio had approximately $1.2 billion in net assets. For the period, the annualized expense ratio was 0.06% ($0.60 per $1,000 of net assets), and the annualized net investment income amounted to 0.12% of its net assets.

14

Money Market Portfolio
	Six			Year Ended December 31,
Months
Ended
For a Share Outstanding Throughout	June 30,
Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.001	.001	.002	.002	.006	.028
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—	—
Total from Investment Operations	.001	.001	.002	.002	.006	.028
Distributions
Dividends from Net Investment Income	(.001)	(.001)	(.002)	(.002)	(.006)	(.028)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.001)	(.001)	(.002)	(.002)	(.006)	(.028)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	0.06%	0.14%	0.17%	0.23%	0.62%	2.83%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,158	$1,108	$1,218	$1,214	$1,415	$2,107
Ratio of Total Expenses to Average
Net Assets	0.06%[1,3]	0.06%[1]	0.06%[1]	0.06%[1]	0.19%[2]	0.16%[2]
Ratio of Net Investment Income to
Average Net Assets	0.12%[3]	0.14%	0.17%	0.23%	0.67%	2.78%

1 The ratios of total expenses to average net assets before an expense reduction were 0.16% for 2013, 0.16% for 2012, 0.18% for 2011, and 0.18% for 2010. For additional information, see Note B in the Notes to Financial Statements section of the Portfolio's semiannual report to shareholders dated June 30, 2013.

2 Includes fees to participate in the Treasury Temporary Guarantee Program for Money Market Funds of 0.03% for 2009 and 0.01% for 2008.

3 Annualized.

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General Information

This Portfolio of Vanguard Variable Insurance Fund offers its shares to insurance companies to fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Fund’s board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio’s shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio’s shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.

If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.

The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the Securities and Exchange Commission. In connection with a determination by the board of trustees, in accordance with Rule 22e-3 under the Investment Company Act of 1940, a money market fund may suspend redemptions and postpone payment of redemption proceeds in order to facilitate an orderly liquidation of the fund.

The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

If the board of trustees determines that it would be detrimental to the best interests of the Portfolio’s remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.

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For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio’s behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker’s authorized designee, accepts the order in accordance with the Portfolio’s instructions. In most cases, for these categories of investors, a contract owner’s properly transmitted order will be priced at the Portfolio’s next determined NAV after the order is accepted by the authorized broker or the broker’s designee. The contract owner should review the authorized broker’s policies relating to trading in the Vanguard funds.

We generally post on our website at vanguard.com, in the Portfolio section of the Profile page for the Portfolio (under Holdings Details), a detailed list of the securities held by the Portfolio as of the end of the most recent calendar quarter (as of the end of the month for stock, bond, and balanced index portfolios). This list is generally updated within 30 calendar days after the end of the calendar quarter (15 calendar days after the end of the month for stock, bond, and balanced index funds). For the Money Market Portfolio, a detailed list of the securities held by the Portfolio as of the last business day of the most recent month is updated within five business days after the end of the month. This list will remain available online for at least six months after the initial posting. Except with respect to the Money Market Portfolio, Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Portfolio. We also generally post on our website at vanguard.com, in the Overview section of the Profile page for the Portfolio the ten largest stock portfolio holdings of the Portfolio as of the end of the most recent month. This list is generally updated ten business days after the end of the month. Additionally, in the Portfolio section of the Profile page for the Portfolio (under Holdings Details) we generally post the ten largest stock portfolio holdings of the Portfolio and the percentage of the Portfolio’s total assets that each of these holdings represents, as of the end of the most recent calendar quarter. This list is generally updated within 15 calendar days after the end of the calendar quarter, except for Vanguard index funds (15 days after the end of the month). Please consult the Vanguard Variable Insurance Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

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Glossary of Investment Terms

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Citigroup 3-Month U.S. Treasury Bill Index. An index that measures the performance of short-term U.S. government debt securities.

Dividend Distribution. Payment to portfolio shareholders of income from interest or dividends generated by a portfolio’s investments.

Expense Ratio. A portfolio’s total annual operating expenses expressed as a percentage of the portfolio’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a portfolio are first invested in accordance with the portfolio’s investment objective. For portfolios with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Money Market Instruments. Short-term, liquid investments (usually with a maturity of 397 days or less) that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Principal. The face value of a debt instrument or the amount of money put into an investment.

Securities. Stocks, bonds, money market instruments, and other investments.

Total Return. A percentage change, over a specified time period, in a portfolio’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a portfolio’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

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P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

For More Information

If you would like more information about Vanguard Variable Insurance Fund Money Market Portfolio, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Portfolio’s investments is available in Vanguard Variable Insurance Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Portfolio and is incorporated by reference into (and thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit vanguard.com or contact us as follows:

Vanguard Annuity and Insurance Services P.O. Box 2600 Valley Forge, PA 19482-2600 Telephone: 800-522-5555

Text Telephone for people with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC’s website at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

Fund’s Investment Company Act file number: 811-05962

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P 104 092013

Vanguard Variable Insurance Fund

Short-Term Investment-Grade Portfolio

September 30, 2013

Prospectus

This prospectus contains financial data for the Portfolio through the fiscal period ended June 30, 2013.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Portfolio Summary	1	Financial Highlights	19
More on the Portfolio	5	General Information	22
The Portfolio and Vanguard	15	Glossary of Investment Terms	24
Investment Advisor	16
Taxes	17
Share Price	17

Portfolio Summary

Investment Objective

The Portfolio seeks to provide current income while maintaining limited price volatility.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the table and in the example that follow do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

Annual Portfolio Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.17%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Portfolio Operating Expenses	0.20%

Example

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio’s shares. This example assumes that the Portfolio provides a return of 5% a year and that total annual portfolio operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$20	$64	$113	$255

1

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the previous expense example, reduce the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 79%.

Primary Investment Strategies

The Portfolio invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities. Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in short- and intermediate-term investment-grade securities. High-quality fixed income securities are those rated the equivalent of A3 or better by Moody’s Investors Service, Inc. (Moody’s), or by another independent rating agency or, if unrated, are determined to be of comparable quality by the advisor; medium-quality fixed income securities are those rated the equivalent of Baa1, Baa2, or Baa3 by Moody’s or another independent rating agency, or, if unrated, are determined to be of comparable quality by the advisor. (Investment-grade fixed income securities are those rated the equivalent of Baa3 and above by Moody’s.) The Portfolio is expected to maintain a dollar-weighted average maturity of 1 to 4 years.

Primary Risks

The Portfolio is designed for investors with a low tolerance for risk; however, you could still lose money by investing in it. The Portfolio is subject to the following risks, which could affect the Portfolio’s performance:

• Income risk, which is the chance that the Portfolio’s income will decline because of falling interest rates. Income risk is generally high for short-term bond funds, so investors should expect the Portfolio’s monthly income to fluctuate.

• Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for the Portfolio because it invests primarily in short-term bonds, whose prices are much less sensitive to interest rate changes than are the prices of long-term bonds.

• Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Although the Portfolio invests a limited portion of its assets in low-quality bonds, credit risk should be low for the Portfolio because it invests primarily in bonds that are considered high-quality and, to a lesser extent, in bonds that are considered medium-quality.

• Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

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An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index, which has investment characteristics similar to those of the Portfolio. The Portfolio’s returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio’s returns, the returns would be lower. Keep in mind that the Portfolio’s past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com or by calling Vanguard toll-free at 800-522-5555.

Annual Total Returns — Short-Term Investment-Grade Portfolio1

1 The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2013, was –0.53%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 5.92% (quarter ended June 30, 2009), and the lowest return for a quarter was –2.98% (quarter ended September 30, 2008).

3

Average Annual Total Returns for Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Short-Term Investment-Grade Portfolio	4.42%	4.26%	4.01%
Barclays U.S. 1-5 Year Credit Bond Index
(reflects no deduction for fees or expenses)	5.51%	5.17%	4.57%

Investment Advisor
The Vanguard Group, Inc.

Portfolio Manager

Gregory S. Nassour, CFA, Principal of Vanguard. He has managed the Portfolio since 2002.

Tax Information

The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Portfolio shares are offered.

Payments to Financial Intermediaries

The Portfolio and its investment advisor do not pay financial intermediaries for sales of Portfolio shares.

4

More on the Portfolio

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: Generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [flag] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.

A Note About Vanguard Variable Insurance Fund

The Short-Term Investment-Grade Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

The Short-Term Investment-Grade Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio’s investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That’s because you, as a contract owner, pay a proportionate share of the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio’s performance.

The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Portfolio’s management, may change investment strategies or policies in the

5

interests of shareholders without a shareholder vote, unless those policies are designated as fundamental.

Market Exposure

The Portfolio invests mainly in bonds. As a result, it is subject to certain risks.

Plain Talk About Types of Bonds

Bonds are issued (sold) by many sources: Corporations issue corporate bonds;
the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; and mortgage holders issue “mortgage-backed”
pass-through certificates. Each issuer is responsible for paying back the bond’s initial value as well as for making periodic interest payments.

The Portfolio is subject to income risk, which is the chance that the Portfolio’s income will decline because of falling interest rates. The Portfolio’s income declines when interest rates fall because the Portfolio then must invest in lower-yielding bonds.

In general, income risk is higher for short-term bond portfolios and lower for long-term bond portfolios. Accordingly, the Portfolio should have a high level of income risk.

The Portfolio is subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates.

Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds of different maturities, each with a face value of $1,000.

6

How Interest Rate Changes Affect the Value of a $1,000 Bond[1]
	After a 1%	After a 1%	After a 2%	After a 2%
Type of Bond (Maturity)	Increase	Decrease	Increase	Decrease
Short-Term (2.5 years)	$977	$1,024	$954	$1,049
Intermediate-Term (10 years)	922	1,086	851	1,180
Long-Term (20 years)	874	1,150	769	1,328

1 Assuming a 4% coupon.

These figures are for illustration only; you should not regard them as an indication of future performance of the bond market as a whole or the Portfolio in particular.

Plain Talk About Bonds and Interest Rates

As a rule, when interest rates rise, bond prices fall. The opposite is also true:
Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let’s assume that you hold a bond offering a 4%
yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 5% yield. With higher-yielding bonds available, you would have trouble selling your 4% bond for the price you paid—you would probably have to lower your asking price. On the other hand, if interest rates were falling and 3% bonds were being offered, you should be able to sell your 4%
bond for more than you paid.

How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities—such as GNMAs—as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk—the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.

In general, interest rate fluctuations widen as a bond portfolio’s average maturity lengthens. The Portfolio is expected to have a low level of interest rate risk.

The Portfolio is subject to credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline.

7

Plain Talk About Credit Quality

A bond’s credit-quality rating is an assessment of the issuer’s ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the nationally recognized statistical rating organizations (for example, Moody’s Investors Service, Inc. or Standard & Poor’s), or through independent analysis conducted by a fund’s advisor. The lower the rating, the greater the chance—in the rating agency’s or advisor’s opinion—that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond’s credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A portfolio may treat an unrated bond as investment grade if warranted by the advisor’s analysis.

Credit risk should be low for the Portfolio because it invests mainly in fixed-income securities with high credit-quality ratings.

The Portfolio may invest a portion of its assets in mortgage-backed securities and callable bonds.

The Portfolio is subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupons or interest rates before their maturity dates. The Portfolio would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Portfolio’s income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be low for the Portfolio because it invests mainly in securities that are not callable.

Security Selection

The Portfolio invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term investment-grade fixed income securities. The Portfolio’s 80% policy may be changed only upon 60 days’ notice to shareholders. The Portfolio is expected to maintain a dollar-weighted average maturity of 1 to 4 years.

The Portfolio may invest no more than 30% of its assets in medium-quality fixed income securities, preferred stocks, and convertible securities, and no more than 5% of its assets in non-investment-grade bonds and unrated fixed income securities, preferred stocks, and convertible securities. Non-investment-grade fixed income securities are those rated the equivalent of Moody’s Ba1 or below; unrated fixed income securities are those that are not rated by any independent rating agency.

8

To a limited extent, the Portfolio is exposed to event risk, which is the chance that corporate fixed income securities held by the Portfolio may suffer a substantial decline in credit quality or market value because of a restructuring of the companies that issued the securities, or because of other factors negatively affecting issuers.

The Portfolio is subject to manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

Although the Portfolio invests primarily in fixed income securities, it may invest in other types of instruments. The types of financial instruments that may be purchased by the Portfolio are identified and explained below.

  Corporate debt obligations—usually called bonds—represent loans by an investor to corporation.

  U.S. government and agency bonds represent loans by an investor to the U.S.

Treasury Department or a wide variety of government agencies. Securities issued by most U.S. government agencies are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. These agencies include, among others, the Federal Home Loan Banks (FHLBs), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by the U.S. Treasury and a small number of U.S. governmental agencies, such as the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government. The market values of U.S. government and agency securities and U.S. Treasury securities are subject to fluctuation.

9

Plain Talk About U.S. Government-Sponsored Entities

A variety of U.S. government-sponsored entities (GSEs), such as the Federal
Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage
Association (FNMA), and the Federal Home Loan Banks (FHLBs), issue debt and mortgage-backed securities. Although GSEs may be chartered or sponsored by acts of Congress, they are not funded by congressional appropriations. In
September of 2008, the U.S. Treasury placed FNMA and FHLMC under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with FNMA and FHLMC to provide them with capital in exchange for senior preferred stock. Generally, their securities are neither issued by nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the GSE, standing alone. In some cases, a GSE’s securities may be supported by the ability of the GSE to borrow from the Treasury, or may be supported by the U.S. government in some other way. Securities issued by the
Government National Mortgage Association (GNMA), however, are backed by the full faith and credit of the U.S. government.

• State and municipal bonds represent loans by an investor to a state or municipal government, or one of its agencies or instrumentalities.

• Mortgage dollar rolls are transactions in which the Portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Portfolio’s returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Portfolio’s portfolio turnover rate. Mortgage dollar rolls will be used only if consistent with the Portfolio’s investment objective and risk profile.

• Cash investments is a blanket term that describes a variety of short-term fixed income investments, including money market instruments, commercial paper, bank certificates of deposit, banker’s acceptances, and repurchase agreements. Repurchase agreements represent short-term (normally overnight) loans by the Portfolio to commercial banks or large securities dealers.

• Asset-backed securities are bonds that represent partial ownership in pools of consumer or commercial loans—most often credit card, automobile, or trade receivables. Asset-backed securities, which can be types of corporate fixed income obligations, are issued by entities formed solely for that purpose, but their value ultimately depends on repayments by underlying borrowers. A primary risk of

10

asset-backed securities is that their maturity is difficult to predict and is driven by borrowers’ prepayments.

• International dollar-denominated bonds are bonds denominated in U.S. dollars and issued by foreign governments and companies. To the extent that the Portfolio owns foreign bonds, it is subject to country risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries. Because the bond’s value is designated in dollars rather than in the currency of the issuer’s country, the Portfolio is not exposed to currency risk; rather, the issuer assumes the risk, usually to attract U.S. investors.

• Foreign currency bonds are bonds denominated in the local currency of a non-U.S. country and issued by foreign governments, government agencies, and companies. To the extent that the Portfolio owns foreign currency bonds, it will hedge its exposure to those bonds back to the U.S. dollar. In addition to country risk, the Portfolio is subject to currency hedging risk. Currency hedging risk is the risk that the currency hedging transactions entered into by the Portfolio may not perfectly offset the Portfolio’s foreign currency exposures.

• Preferred stocks distribute set dividends from the issuer. The preferred-stock holder’s claim on the issuer’s income and assets ranks before that of common-stock holders, but after that of bond holders.

• Convertible securities are bonds or preferred stocks that are convertible into, or exchangeable for, common stocks.

• Collateralized mortgage obligations (CMOs) are special bonds that are collateralized by mortgages or mortgage pass-through securities. Cash-flow rights on underlying mortgages—the rights to receive principal and interest payments—are divided up and prioritized to create short-, intermediate-, and long-term bonds. CMOs rely on assumptions about the timing of cash flows on the underlying mortgages, including expected prepayment rates. The primary risk of a CMO is that these assumptions are wrong, which would either shorten or lengthen the bond’s maturity. The Portfolio will invest only in CMOs that are believed to be consistent with its maturity and credit-quality standards.

The Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that the Portfolio may not be able to sell in the ordinary course of business. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the Fund’s board of trustees may determine that particular restricted securities are not illiquid, and those securities may then be purchased by the Portfolio without limit.

11

Other Investment Policies and Risks

The Portfolio may invest in bonds issued by foreign governments and companies, so long as the securities are denominated in U.S. dollars.

The Portfolio may invest in derivatives. In general, derivatives may involve risks different from, and possibly greater than, those of the Portfolio’s other investments.

Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold, oil, or wheat), or a market index (such as the Barclays U.S. Aggregate Bond Index). Investments in derivatives may subject the Portfolio to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.

The Portfolio may invest in fixed income futures contracts, fixed income options, interest rate swaps, total return swaps, currency swaps, credit default swaps, foreign currency exchange forwards, or other derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Portfolio as disclosed in this prospectus. The advisor will not use derivatives to change the risk exposure of the Portfolio. In particular, derivatives will be used for the Portfolio only where they may help the advisor: invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment; add value when these instruments are attractively priced; adjust sensitivity to changes in interest rates; adjust the overall credit risk of the portfolio; hedge foreign currency exposure; or actively overweight or underweight credit risk to specific bond issuers.

Plain Talk About Derivatives

Derivatives can take many forms. Some forms of derivatives, such as exchange-
traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.

Vanguard may invest a small portion of the Portfolio’s assets in U.S. Treasury futures, which are a type of derivative, and/or shares of exchange-traded funds (ETFs). These Treasury futures and ETFs typically provide returns similar to those of the bonds listed in an index or in a subset of an index. Vanguard may purchase ETFs when doing so will facilitate cash management, reduce the Portfolio’s transaction costs, or potentially add

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value because the instruments are favorably priced. Vanguard receives no additional revenue from Portfolio assets invested in ETF Shares of other Vanguard funds. Portfolio assets invested in ETF Shares are excluded when allocating to the Portfolio its share of the costs of Vanguard operations.

Cash Management

The Portfolio’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Portfolio bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures

The Portfolio may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Portfolio’s best interest, so long as the alternative is consistent with the Portfolio’s investment objective. For instance, the Portfolio may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Portfolio’s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Portfolio is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.

In addition, the Portfolio may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash, commercial paper, or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by an investor engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund investors, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds and short-term bond funds, excluding Vanguard Short-Term Inflation-

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Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, excluding Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to Vanguard ETF® Shares because frequent trading in ETF Shares does not disrupt portfolio management or otherwise harm fund investors. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because of a history of frequent trading by the investor or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients’ trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Portfolio shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.

See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.

The Portfolio, in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

A mutual fund’s turnover rate is a measure of its trading activity. The Portfolio may sell securities regardless of how long they have been held. The historical turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus. A

14

turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in a fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that dealer markups and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.

The Portfolio and Vanguard

Vanguard Variable Insurance Fund is a member of The Vanguard Group, a family of more than 180 mutual funds holding assets of approximately $2.2 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

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Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, provides investment advisory services through its Fixed Income Group on an at-cost basis to the Portfolio. As of December 31, 2012, Vanguard managed approximately $1.7 trillion in assets.

For the fiscal year ended December 31, 2012, the Portfolio’s advisory expenses represented an effective annual rate of 0.01% of the Portfolio’s average net assets.

For a discussion of why the board of trustees approved the Portfolio’s investment advisory arrangement, see the Vanguard Variable Insurance Fund’s most recent semiannual report to shareholders covering the fiscal period ended June 30.

Vanguard’s Fixed Income Group is overseen by:

Mortimer J. Buckley, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard’s Equity Investment and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Mr. Buckley joined Vanguard in 1991 and has held various senior leadership positions with Vanguard. He received his A.B. in economics from Harvard and an M.B.A. from Harvard Business School.

Robert F. Auwaerter, Principal of Vanguard and head of Vanguard’s Fixed Income Group. He has direct oversight responsibility for all money market funds, bond funds, and stable value portfolios managed by the Fixed Income Group. He has managed investment portfolios since 1978 and has been with Vanguard since 1981. He received his B.S. in finance from The Wharton School of the University of Pennsylvania and an M.B.A. from Northwestern University.

Kenneth E. Volpert, CFA, Principal of Vanguard and head of Vanguard’s Taxable Bond Group. He has direct oversight responsibility for all taxable bond funds managed by the Fixed Income Group. He has managed investment portfolios since 1982 and has been with Vanguard since 1992. He received his B.S. from the University of Illinois and an M.B.A. from the University of Chicago.

The manager primarily responsible for the day-to-day management of the Portfolio is: Gregory S. Nassour, CFA, Principal of Vanguard. He has been with Vanguard since 1992; has worked in investment management since 1994; has managed investment portfolios since 2001; and has managed the Short-Term Investment-Grade Portfolio since 2002. Education: B.S., West Chester University; M.B.A., St. Joseph’s University.

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The Fund’s Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Portfolio.

Taxes

The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that fund your variable annuity or variable life insurance contract. The tax consequences to you of your investment in a Portfolio depend on the provisions of the annuity or life insurance contract through which you invest; please refer to the prospectus of such contract for more information.

The Portfolio intends to operate in such a manner that a separate account investing only in Portfolio shares will result in the variable annuity and variable life insurance contracts supported by that account receiving favorable tax treatment. This favorable treatment means that you will generally not be taxed on Portfolio distributions or proceeds on dispositions of Portfolio shares received by the separate account funding your contract. In order to qualify for this favorable treatment, the insurance company separate accounts that invest in the Portfolios must satisfy certain requirements. If a Portfolio funding your contract does not meet such requirements, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable currently to you. Also, if the IRS were to determine that contract holders have an impermissible level of control over the investments funding their contracts, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable currently to you. Please see the Vanguard Variable Insurance Funds’ Statement of Additional Information for more information.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio’s assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.

Debt securities held by a Vanguard portfolio are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a portfolio’s cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S.

17

dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a portfolio are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a portfolio are based on the market value of the shares.

When a portfolio determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A portfolio also may use fair-value pricing on bond market holidays when the portfolio is open for business (such as Columbus Day and Veterans Day).

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.

The Portfolio’s NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

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Financial Highlights

The following financial highlights table is intended to help you understand the Portfolio’s financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). The information for the six-month period ended June 30, 2013, has not been audited by an independent registered public accounting firm. The information for all periods in the table through December 31, 2012, has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Portfolio’s financial statements—is included in Vanguard Variable Insurance Fund’s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report by visiting vanguard.com or by contacting Vanguard by telephone or mail.

Yields and total returns presented for the Portfolio are net of the Portfolio’s operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

19

Plain Talk About How to Read the Financial Highlights Table

The Portfolio began the fiscal period ended June 30, 2013, with a net asset value
(price) of $10.89 per share. During the period, the Portfolio earned $0.095 per share from investment income (interest and dividends). There was a decline of
$0.150 per share in the value of investments held or sold by the Portfolio, resulting in a net decline of $0.055 per share from investment operations.

Shareholders received $0.325 per share in the form of dividend and capital gains distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the period was $10.51, reflecting losses of $0.055 per share and distributions of $0.325 per share. This was a decrease of $0.38 per share (from $10.89 at the beginning of the period to $10.51 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was –0.53% for the period.

As of June 30, 2013, the Portfolio had approximately $1.1 billion in net assets. For the period, the annualized expense ratio was 0.20% ($2.00 per $1,000 of net assets), and the annualized net investment income amounted to 1.74% of its average net assets. The Portfolio sold and replaced securities valued at an annualized rate of 113% of its net assets.

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Short-Term Investment-Grade Portfolio
	Six			Year Ended December 31,
Months
Ended
For a Share Outstanding Throughout	June 30,
Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.89	$10.71	$10.97	$10.74	$9.95	$10.77
Investment Operations
Net Investment Income	.095	.233	.258	.335	.404[1]	.480
Net Realized and Unrealized Gain (Loss)
on Investments	(.150)	.232	(.043)	.215	.913	(.830)
Total from Investment Operations	(.055)	.465	.215	.550	1.317	(.350)
Distributions
Dividends from Net Investment Income	(.235)	(.285)	(.370)	(.320)	(.470)	(.470)
Distributions from Realized Capital Gains	(.090)	—	(.105)	—	(.057)	—
Total Distributions	(.325)	(.285)	(.475)	(.320)	(.527)	(.470)
Net Asset Value, End of Period	$10.51	$10.89	$10.71	$10.97	$10.74	$9.95
Total Return	–0.53%	4.42%	2.02%	5.22%	13.86%	–3.45%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,053	$1,059	$991	$895	$849	$454
Ratio of Total Expenses to Average
Net Assets	0.20%[2]	0.20%	0.20%	0.20%	0.20%	0.15%
Ratio of Net Investment Income to
Average Net Assets	1.74%[2]	2.18%	2.51%	3.07%	3.92%	4.62%
Portfolio Turnover Rate	113%[2]	79%	50%	59%	59%	50%
1 Calculated based on average shares outstanding.
2 Annualized.

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General Information

This Portfolio of Vanguard Variable Insurance Fund offers its shares to insurance companies to fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Fund’s board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio’s shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio’s shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.

If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.

The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the Securities and Exchange Commission.

The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

If the board of trustees determines that it would be detrimental to the best interests of the Portfolio’s remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.

For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio’s behalf. The Portfolio will be deemed to have received a purchase or

22

redemption order when an authorized broker, or a broker’s authorized designee, accepts the order in accordance with the Portfolio’s instructions. In most cases, for these categories of investors, a contract owner’s properly transmitted order will be priced at the Portfolio’s next determined NAV after the order is accepted by the authorized broker or the broker’s designee. The contract owner should review the authorized broker’s policies relating to trading in the Vanguard funds.

We generally post on our website at vanguard.com, in the Portfolio section of the Profile page for the Portfolio (under Holdings Details), a detailed list of the securities held by the Portfolio as of the end of the most recent calendar quarter (as of the end of the month for stock, bond, and balanced index portfolios). This list is generally updated within 30 calendar days after the end of the calendar quarter (15 calendar days after the end of the month for stock, bond, and balanced index funds). For the Money Market Portfolio, a detailed list of the securities held by the Portfolio as of the last business day of the most recent month is updated within five business days after the end of the month. This list will remain available online for at least six months after the initial posting. Except with respect to the Money Market Portfolio, Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Portfolio. We also generally post on our website at vanguard.com, in the Overview section of the Profile page for the Portfolio the ten largest stock portfolio holdings of the Portfolio as of the end of the most recent month. This list is generally updated ten business days after the end of the month. Additionally, in the Portfolio section of the Profile page for the Portfolio (under Holdings Details) we generally post the ten largest stock portfolio holdings of the Portfolio and the percentage of the Portfolio’s total assets that each of these holdings represents, as of the end of the most recent calendar quarter. This list is generally updated within 15 calendar days after the end of the calendar quarter, except for Vanguard index funds (15 days after the end of the month). Please consult the Vanguard Variable Insurance Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

CFA® is a trademark owned by CFA Institute.

23

Glossary of Investment Terms

Average Maturity. The average length of time until bonds held by a portfolio reach maturity and are repaid. In general, the longer the average maturity, the more a portfolio’s share price fluctuates in response to changes in market interest rates. In calculating average maturity, a portfolio uses a bond’s maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, put, refunding, prepayment or redemption provision, or an adjustable coupon) will cause the bond to be repaid.

Barclays U.S. 1–5 Year Credit Bond Index. An index that includes investment-grade corporate and international dollar-denominated bonds with maturities of 1 to 5 years.

Bond. A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and generally to make regular interest payments until that date.

Capital Gains Distribution. Payment to portfolio shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Coupon. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

Dividend Distribution. Payment to portfolio shareholders of income from interest or dividends generated by a portfolio’s investments.

Expense Ratio. A portfolio’s total annual operating expenses expressed as a percentage of the portfolio’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Face Value. The amount to be paid at a bond’s maturity; also known as the par value or principal.

Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower must pay a fixed, variable, or floating rate of interest.

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Inception Date. The date on which the assets of a portfolio are first invested in accordance with the portfolio’s investment objective. For portfolios with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Investment-Grade Bond. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a portfolio’s advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered investment-grade. Other debt securities may be considered by an advisor to be investment-grade.

Mortgage-Backed Security. A bond or pass-through certificate that represents an interest in an underlying pool of mortgages and is issued by various government agencies or private corporations. Unlike ordinary fixed income securities, mortgage-backed securities include both interest and principal as part of their regular payments.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Principal. The face value of a debt instrument or the amount of money put into an investment.

Securities. Stocks, bonds, money market instruments, and other investments.

Total Return. A percentage change, over a specified time period, in a portfolio’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a portfolio’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

For More Information

If you would like more information about Vanguard Variable Insurance Fund Short-Term Investment-Grade Portfolio, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Portfolio’s investments is available in Vanguard Variable Insurance Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Portfolio and is incorporated by reference into (and thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit vanguard.com or contact us as follows:

Vanguard Annuity and Insurance Services P.O. Box 2600 Valley Forge, PA 19482-2600 Telephone: 800-522-5555

Text Telephone for people with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC’s website at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

Fund’s Investment Company Act file number: 811-05962

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P 274 092013

Vanguard Variable Insurance Fund

Total Bond Market Index Portfolio

September 30, 2013

Prospectus

This prospectus contains financial data for the Portfolio through the fiscal period ended June 30, 2013.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Portfolio Summary	1	Financial Highlights	18
More on the Portfolio	5	General Information	21
The Portfolio and Vanguard	14	Glossary of Investment Terms	23
Investment Advisor	15
Taxes	16
Share Price	17

Portfolio Summary

Investment Objective

The Portfolio seeks to track the performance of a broad, market-weighted bond index.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the table and in the example that follow do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

Annual Portfolio Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.17%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Portfolio Operating Expenses	0.20%

Example

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio’s shares. This example assumes that the Portfolio provides a return of 5% a year and that total annual portfolio operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$20	$64	$113	$255

1

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the previous expense example, reduce the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 105%.

Primary Investment Strategies

The Portfolio employs an indexing investment approach designed to track the performance of the Barclays U.S. Aggregate Float Adjusted Index. This Index represents a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States—including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities—all with maturities of more than 1 year.

The Portfolio invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Portfolio’s investments will be selected through the sampling process, and under normal circumstances, at least 80% of the Portfolio’s assets will be invested in bonds held in the Index. The Portfolio maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years.

Primary Risks

An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Portfolio is subject to the following risks, which could affect the Portfolio’s performance:

• Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Portfolio because it invests primarily in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

• Income risk, which is the chance that the Portfolio’s income will decline because of falling interest rates. Income risk is generally high for short-term bond funds and moderate for intermediate-term bond funds, so investors should expect the Portfolio’s monthly income to fluctuate accordingly.

• Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Portfolio because it purchases only bonds that are of investment-grade quality.

2

• Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupons or interest rates before their maturity dates. The Portfolio would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Portfolio’s income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be moderate for the Portfolio because it invests only a portion of its assets in callable bonds and mortgage-backed securities.

• Index sampling risk, which is the chance that the securities selected for the Portfolio, in the aggregate, will not provide investment performance matching that of the Portfolio’s target index. Index sampling risk for the Portfolio should be low.

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index and other comparative indexes, which have investment characteristics similar to those of the Portfolio. The Portfolio’s returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio’s returns, the returns would be lower. Keep in mind that the Portfolio’s past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com or by calling Vanguard toll-free at 800-522-5555.

Annual Total Returns — Total Bond Market Index Portfolio1

1 The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2013, was –2.54%.

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During the periods shown in the bar chart, the highest return for a calendar quarter was 4.40% (quarter ended December 31, 2008), and the lowest return for a quarter was –2.56% (quarter ended June 30, 2004).

Average Annual Total Returns for Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Total Bond Market Index Portfolio	4.02%	5.86%	5.11%
Comparative Indexes
(reflect no deduction for fees or expenses)
Barclays U.S. Aggregate Bond Index	4.21%	5.95%	5.18%
Barclays U.S. Aggregate Float Adjusted Index	4.32	—	—
Spliced Barclays U.S. Aggregate Float Adjusted Index	4.32	5.99	5.20

Investment Advisor

The Vanguard Group, Inc.

Portfolio Managers

William D. Baird, Portfolio Manager. He has co-managed the Portfolio since 2008.

Joshua C. Barrickman, CFA, Principal of Vanguard and head of Vanguard’s Bond Index Group. He has co-managed the Portfolio since 2013.

Tax Information

The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Portfolio shares are offered.

Payments to Financial Intermediaries

The Portfolio and its investment advisor do not pay financial intermediaries for sales of Portfolio shares.

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More on the Portfolio

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: Generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [flag] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.

A Note About Vanguard Variable Insurance Fund

The Total Bond Market Index Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

The Total Bond Market Index Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio’s investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That’s because you, as a contract owner, pay a proprotionate share of the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio’s performance.

The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Portfolio’s management, may change investment strategies or policies in the

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interests of shareholders without a shareholder vote, unless those policies are designated as fundamental.

Market Exposure

The Portfolio invests in public, investment-grade, taxable, fixed income securities in the United States, as well as mortgage-backed and asset-backed securities.

Plain Talk About Types of Bonds

Bonds are issued (sold) by many sources: Corporations issue corporate bonds;
the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; and mortgage holders issue “mortgage-
backed” pass-through certificates. Each issuer is responsible for paying back the bond’s initial value as well as for making periodic interest payments.

The Portfolio is subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates.

Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds of different maturities, each with a face value of $1,000.

How Interest Rate Changes Affect the Value of a $1,000 Bond[1]
	After a 1%	After a 1%	After a 2%	After a 2%
Type of Bond (Maturity)	Increase	Decrease	Increase	Decrease
Short-Term (2.5 years)	$977	$1,024	$954	$1,049
Intermediate-Term (10 years)	922	1,086	851	1,180
Long-Term (20 years)	874	1,150	769	1,328

1 Assuming a 4% coupon.

These figures are for illustration only; you should not regard them as an indication of future performance of the bond market as a whole or the Portfolio in particular.

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Plain Talk About Bonds and Interest Rates

As a rule, when interest rates rise, bond prices fall. The opposite is also true:
Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let’s assume that you hold a bond offering a 4%
yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 5% yield. With higher-yielding bonds available, you would have trouble selling your 4% bond for the price you paid—you would probably have to lower your asking price. On the other hand, if interest rates were falling and 3% bonds were being offered, you should be able to sell your 4%
bond for more than you paid.

How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities—such as GNMAs—as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk—the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.

In general, interest rate fluctuations widen as a bond portfolio’s average maturity lengthens. The Portfolio is expected to have a moderate level of interest rate risk because its holdings have an intermediate-term average maturity.

The Portfolio is subject to income risk, which is the chance that the Portfolio’s income will decline because of falling interest rates. The Portfolio’s income declines when interest rates fall, because the Portfolio then must invest in lower-yielding bonds.

In general, income risk is higher for short-term bond portfolios and lower for long-term bond portfolios. Accordingly, the Portfolio should have a moderate level of income risk.

The Portfolio is subject to credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline.

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Plain Talk About Credit Quality

A bond’s credit-quality rating is an assessment of the issuer’s ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the nationally recognized statistical rating organizatiions (for example, Moody’s Investors Service, Inc. or Standard & Poor’s), or through independent analysis conducted by a fund’s advisor. The lower the rating, the greater the chance—in the rating agency’s or advisor’s opinion—that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond’s credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A portfolio may treat an unrated bond as investment-grade if warranted by the advisor’s analysis.

Credit risk should be low for the Portfolio because it invests mainly in fixed income securities with high credit-quality ratings.

Security Selection

Because it would be very expensive and inefficient to buy and sell all securities held in its target index—which is an indexing strategy called “replication”—the Total Bond Market Index Portfolio uses index “sampling” techniques to select securities. Using computer programs, the Portfolio selects a representative sample of securities that approximates the full target index in terms of key risk factors and other characteristics. These factors include duration, cash flow, quality, and callability of the underlying bonds. In addition, the Portfolio keeps industry sector and subsector exposure within tight boundaries compared to that of its target index. Because the Portfolio does not hold all the issues in its target index, some of the issues (and issuers) that are held will likely be overweighted (or underweighted) compared with the target index. The maximum overweight (or underweight) is constrained at the issuer level with the goal of producing well-diversified credit exposure in the Portfolio.

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The Barclays U.S. Aggregate Float-Adjusted Index represents a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States—including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities—all with maturities of more than 1 year. As of December 31, 2012, the Portfolio was composed of the following types of bonds:

Type of Bond	Portion of Portfolio’s Net Assets
Treasury/Agency	43.1%
Government Mortgage-Backed	25.2
Industrial	12.6
Finance	7.6
Foreign	4.8
Utilities	2.6
Asset-Backed/Commercial Mortgage-Backed	2.5
Other	1.6

The Portfolio’s policy of investing at least 80% of its assets in bonds in its target index may be changed only upon 60 days’ notice to shareholders.

Up to 20% of the Portfolio’s assets may be used to purchase nonpublic, investment-grade securities, generally referred to as 144A securities, as well as smaller public issues or medium-term notes not included in the Index because of the small size of the issue. The vast majority of these securities will have characteristics and risks similar to those in the target index. Subject to the same 20% limit, the Portfolio may also purchase other investments that are outside of its target index or may hold bonds that, when acquired, were included in the index but subsequently were removed.

The Portfolio may invest a portion of its assets in callable bonds.

The Portfolio is subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupons or interest rates before their maturity dates. The Portfolio would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Portfolio’s income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be moderate for the Portfolio.

The Portfolio may invest a portion of its assets in mortgage-backed securities, which represent interests in underlying pools of mortgages. Unlike ordinary bonds, which

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generally pay a fixed rate of interest at regular intervals and then repay principal upon maturity, mortgage-backed securities pass through both interest and principal from underlying mortgages as part of their regular payments. Because the mortgages underlying the securities can be prepaid at any time by homeowners or corporate borrowers, mortgage-backed securities are subject to prepayment risk. These types of securities are issued by a number of government agencies, including the GNMA, the FHLMC, and the FNMA. Mortgage-backed securities issued by the GNMA are guaranteed by the full faith and credit of the U.S. government as to the timely payment of principal and interest; those issued by other government agencies or private corporations are not.

The Portfolio may also invest in conventional mortgage-backed securities—which are packaged by private corporations and are not guaranteed by the U.S. government—and enter into mortgage-dollar-roll transactions. In a mortgage-dollar-roll transaction, the Portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Portfolio’s returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Portfolio’s turnover rate. Mortgage dollar rolls will be used only to the extent that they are consistent with the Portfolio’s investment objective and risk profile.

Plain Talk About U.S. Government-Sponsored Entities

A variety of U.S. government-sponsored entities (GSEs), such as the Federal
Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage
Association (FNMA), and the Federal Home Loan Banks (FHLBs), issue debt and mortgage-backed securities. Although GSEs may be chartered or sponsored by acts of Congress, they are not funded by congressional appropriations. In
September of 2008, the U.S. Treasury placed FNMA and FHLMC under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with FNMA and FHLMC to provide them with capital in exchange for senior preferred stock. Generally, their securities are neither issued by nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the GSE, standing alone. In some cases, a GSE’s securities may be supported by the ability of the GSE to borrow from the Treasury, or may be supported by the U.S. government in some other way. Securities issued by the
Government National Mortgage Association (GNMA), however, are backed by the full faith and credit of the U.S. government.

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Other Investment Policies and Risks

The Portfolio reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Portfolio’s agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

The Portfolio may invest in bonds issued by foreign governments and companies, so long as the securities are denominated in U.S. dollars. To the extent that the Portfolio owns foreign bonds, it is subject to country risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by foreign countries. Because the bond’s value is designated in dollars rather than in the currency of the issuer’s country, the Portfolio is not exposed to currency risk; rather, the issuer assumes the risk, usually to attract U.S. investors.

The Portfolio may also invest in relatively conservative classes of collateralized mortgage obligations (CMOs), which offer a high degree of cash-flow predictability and a low level of vulnerability to mortgage prepayment risk. To reduce credit risk, these less risky classes of CMOs are purchased only if they are issued by agencies of the U.S. government or issued by private companies that carry high-quality investment-grade ratings.

The Portfolio may invest in derivatives. In general, derivatives may involve risks different from, and possibly greater than, those of the Portfolio’s other investments.

Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold, oil, or wheat), or a market index (such as the Barclays U.S. Aggregate Bond Index). Investments in derivatives may subject the Portfolio to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.

The Portfolio may invest in fixed income futures contracts, fixed income options, interest rate swaps, total return swaps, credit default swaps, or other derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Portfolio as disclosed in this prospectus. The advisor will not use derivatives to change the risk exposure of the Portfolio. In particular, derivatives will be used for the Portfolio only where they may help the advisor invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment; add value when these instruments are attractively priced; or adjust sensitivity to changes in interest rates. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying)

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investment returns. The Portfolio will use futures only for the purpose of tracking its target index.

Plain Talk About Derivatives

Derivatives can take many forms. Some forms of derivatives, such as exchange-
traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.

Vanguard may invest a small portion of the Portfolio’s assets in U.S. Treasury futures, which are a type of derivative, and/or shares of exchange-traded funds (ETFs). These Treasury futures and ETFs typically provide returns similar to those of the bonds listed in the target index or in a subset of the index. Vanguard may purchase ETFs when doing so will facilitate cash management, reduce the Portfolio’s transaction costs, or potentially add value because the instruments are favorably priced. Vanguard receives no additional revenue from Portfolio assets invested in ETF Shares of other Vanguard funds. Portfolio assets invested in ETF Shares are excluded when allocating to the Portfolio its share of the costs of Vanguard operations.

Cash Management

The Portfolio’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Portfolio bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures

The Portfolio may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Portfolio’s best interest, so long as the alternative is consistent with the Portfolio’s investment objective. For instance, the Portfolio may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Portfolio’s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Portfolio receives large cash flows that it cannot prudently invest immediately.

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Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by an investor engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund investors, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds and short-term bond funds, excluding Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, excluding Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to Vanguard ETF® Shares because frequent trading in ETF Shares does not disrupt portfolio management or otherwise harm fund investors. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because of a history of frequent trading by the investor or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients’ trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Portfolio shares by a client. Insurance companies may apply frequent-trading

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policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.

See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.

The Portfolio, in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

A mutual fund’s turnover rate is a measure of its trading activity. Generally, an index fund sells securities in response to redemption requests or to changes in the composition of its target index, or to manage the fund’s duration. The Portfolio may sell securities regardless of how long they have been held. The historical turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus. A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in a fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that dealer markups and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.

The Portfolio and Vanguard

Vanguard Variable Insurance Fund is a member of The Vanguard Group, a family of more than 180 mutual funds holding assets of approximately $2.2 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

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Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, provides investment advisory services through its Fixed Income Group on an at-cost basis to the Portfolio. As of December 31, 2012, Vanguard managed approximately $1.7 trillion in assets.

For the fiscal year ended December 31, 2012, the Portfolio’s advisory expenses represented an effective annual rate of 0.01% of the Portfolio’s average net assets.

For a discussion of why the board of trustees approved the Portfolio’s investment advisory arrangement, see the Vanguard Variable Insurance Fund’s most recent semiannual report to shareholders covering the fiscal period ended June 30.

Vanguard’s Fixed Income Group is overseen by:

Mortimer J. Buckley, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard’s Equity Investment and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Mr. Buckley joined Vanguard in 1991 and has held various senior leadership positions with Vanguard. He received his A.B. in economics from Harvard and an M.B.A. from Harvard Business School.

Robert F. Auwaerter, Principal of Vanguard and head of Vanguard’s Fixed Income Group. He has direct oversight responsibility for all money market funds, bond funds, and stable value portfolios managed by the Fixed Income Group. He has managed investment portfolios since 1978 and has been with Vanguard since 1981. He received his B.S. in finance from The Wharton School of the University of Pennsylvania and an M.B.A. from Northwestern University.

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Kenneth E. Volpert, CFA, Principal of Vanguard and head of Vanguard’s Taxable Bond Group. He has direct oversight responsibility for all taxable bond funds managed by the Fixed Income Group. He has managed investment portfolios since 1982; has been with Vanguard since 1992. He received his B.S. from the University of Illinois and an M.B.A. from the University of Chicago.

The managers primarily responsible for the day-to-day management of the Portfolio are: William D. Baird, Portfolio Manager. He has worked in investment management since 1988; has managed investment portfolios since 1993; and has co-managed the Total Bond Market Index Portfolio since joining Vanguard in 2008. Education: B.A., Rutgers University; M.B.A., Stern School of Business at New York University.

Joshua C. Barrickman, CFA, Principal of Vanguard and head of Vanguard’s Bond Index Group. He has been with Vanguard since 1998; has worked in investment management since 1999; has managed investment portfolios since 2005; and has co-managed the Total Bond Market Index Portfolio since 2013. Education: B.S., Ohio Northern University; M.B.A., Lehigh University.

The Fund’s Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Portfolio.

Taxes

The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that fund your variable annuity or variable life insurance contract. The tax consequences to you of your investment in a Portfolio depend on the provisions of the annuity or life insurance contract through which you invest; please refer to the prospectus of such contract for more information.

The Portfolio intends to operate in such a manner that a separate account investing only in Portfolio shares will result in the variable annuity and variable life insurance contracts supported by that account receiving favorable tax treatment. This favorable treatment means that you will generally not be taxed on Portfolio distributions or proceeds on dispositions of Portfolio shares received by the separate account funding your contract. In order to qualify for this favorable treatment, the insurance company separate accounts that invest in the Portfolios must satisfy certain requirements. If a Portfolio funding your contract does not meet such requirements, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable currently to you. Also, if the IRS were to determine that contract holders have an impermissible level of control over the investments funding their contracts, your contract could lose its favorable tax treatment and income and gain allocable to

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your contract could be taxable currently to you. Please see the Vanguard Variable Insurance Funds’ Statement of Additional Information for more information.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio’s assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.

Debt securities held by a Vanguard portfolio are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a portfolio’s cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a portfolio are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a portfolio are based on the market value of the shares.

When a portfolio determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A portfolio also may use fair-value pricing on bond market holidays when the portfolio is open for business (such as Columbus Day and Veterans Day).

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.

The Portfolio’s NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

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Financial Highlights

The following financial highlights table is intended to help you understand the Portfolio’s financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). The information for the six-month period ended June 30, 2013, has not been audited by an independent registered public accounting firm. The information for all periods in the table through December 31, 2012, has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Portfolio’s financial statements—is included in Vanguard Variable Insurance Fund’s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report by visiting vanguard.com or by contacting Vanguard by telephone or mail.

Yields and total returns presented for the Portfolio are net of the Portfolio’s operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

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Plain Talk About How to Read the Financial Highlights Table

The Portfolio began the fiscal period ended June 30, 2013, with a net asset value
(price) of $12.46 per share. During the period, the Portfolio earned $0.137 per share from investment income (interest and dividends). There was a decline of
$0.442 per share in the value of investments held or sold by the Portfolio, resulting in a net decline of $0.305 per share from investment operations.

Shareholders received $0.455 per share in the form of dividend and capital gains distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the period was $11.70, reflecting losses of $0.305 per share and distributions of $0.455 per share. This was a decrease of $0.76 per share (from $12.46 at the beginning of the period to $11.70 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was –2.54% for the period.

As of June 30, 2013, the Portfolio had approximately $2.4 billion in net assets. For the period, the annualized expense ratio was 0.19% ($1.90 per $1,000 of net assets), and the annualized net investment income amounted to 2.27% of its average net assets. The Portfolio sold and replaced securities valued at an annualized rate of 123% of its net assets.

19

Total Bond Market Index Portfolio
	Six			Year Ended December 31,
Months
Ended
For a Share Outstanding Throughout	June 30,
Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$12.46	$12.43	$12.06	$11.77	$11.62	$11.54
Investment Operations
Net Investment Income	.137[1]	.301	.357	.404[1]	.477[1]	.543[1]
Net Realized and Unrealized Gain (Loss)
on Investments	(.442)	.183	.528	.339	.183	.037
Total from Investment Operations	(.305)	.484	.885	.743	.660	.580
Distributions
Dividends from Net Investment Income	(.315)	(.341)	(.405)	(.432)	(.510)	(.500)
Distributions from Realized Capital Gains	(.140)	(.113)	(.110)	(.021)	—	—
Total Distributions	(.455)	(.454)	(.515)	(.453)	(.510)	(.500)
Net Asset Value, End of Period	$11.70	$12.46	$12.43	$12.06	$11.77	$11.62
Total Return	–2.54%	4.02%	7.65%	6.50%	5.94%	5.23%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,418	$2,666	$2,488	$2,146	$1,797	$1,501
Ratio of Total Expenses to Average
Net Assets	0.19%[3]	0.20%	0.21%	0.21%	0.21%	0.16%
Ratio of Net Investment Income to
Average Net Assets	2.27%[3]	2.49%	3.06%	3.38%	4.14%	4.80%
Portfolio Turnover Rate	123%[2,3]	105%[2]	113%[2]	104%[2]	93%	57%
1 Calculated based on average shares outstanding.
2 Includes 44%, 66%, 53%, and 41% attributable to mortgage-dollar-roll activity.
3 Annualized.

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General Information

This Portfolio of Vanguard Variable Insurance Fund offers its shares to insurance companies to fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Fund’s board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio’s shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio’s shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.

If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.

The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the Securities and Exchange Commission.

The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

If the board of trustees determines that it would be detrimental to the best interests of the Portfolio’s remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.

For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio’s behalf. The Portfolio will be deemed to have received a purchase or

21

redemption order when an authorized broker, or a broker’s authorized designee, accepts the order in accordance with the Portfolio’s instructions. In most cases, for these categories of investors, a contract owner’s properly transmitted order will be priced at the Portfolio’s next determined NAV after the order is accepted by the authorized broker or the broker’s designee. The contract owner should review the authorized broker’s policies relating to trading in the Vanguard funds.

We generally post on our website at vanguard.com, in the Portfolio section of the Profile page for the Portfolio (under Holdings Details), a detailed list of the securities held by the Portfolio as of the end of the most recent calendar quarter (as of the end of the month for stock, bond, and balanced index portfolios). This list is generally updated within 30 calendar days after the end of the calendar quarter (15 calendar days after the end of the month for stock, bond, and balanced index funds). For the Money Market Portfolio, a detailed list of the securities held by the Portfolio as of the last business day of the most recent month is updated within five business days after the end of the month. This list will remain available online for at least six months after the initial posting. Except with respect to the Money Market Portfolio, Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Portfolio. We also generally post on our website at vanguard.com, in the Overview section of the Profile page for the Portfolio the ten largest stock portfolio holdings of the Portfolio as of the end of the most recent month. This list is generally updated ten business days after the end of the month. Additionally, in the Portfolio section of the Profile page for the Portfolio (under Holdings Details) we generally post the ten largest stock portfolio holdings of the Portfolio and the percentage of the Portfolio’s total assets that each of these holdings represents, as of the end of the most recent calendar quarter. This list is generally updated within 15 calendar days after the end of the calendar quarter, except for Vanguard index funds (15 days after the end of the month). Please consult the Vanguard Variable Insurance Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

CFA® is a trademark owned by CFA Institute.

22

Glossary of Investment Terms

Active Management. An investment approach that seeks to exceed the average returns of a particular financial market or market segment. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Average Maturity. The average length of time until bonds held by a portfolio reach maturity and are repaid. In general, the longer the average maturity, the more a portfolio’s share price fluctuates in response to changes in market interest rates. In calculating average maturity, a portfolio uses a bond’s maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, put, refunding, prepayment or redemption provision, or an adjustable coupon) will cause the bond to be repaid.

Barclays U.S. Aggregate Bond Index. An index that is the broadest representation of the taxable U.S. bond market, including most Treasury, agency, corporate, mortgage-backed, asset-backed, and international dollar-denominated issues, all with investment-grade ratings (rated Baa3 or above by Moody’s) and maturities of one year or more.

Bond. A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and generally to make regular interest payments until that date.

Capital Gains Distribution. Payment to portfolio shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Corporate Bond. An IOU issued by a business that wants to borrow money. As with other types of bonds, the issuer promises to repay the borrowed money on a specific date and generally to make interest payments in the meantime.

Coupon. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

Dividend Distribution. Payment to portfolio shareholders of income from interest or dividends generated by a portfolio’s investments.

23

Expense Ratio. A portfolio’s total annual operating expenses expressed as a percentage of the portfolio’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Face Value. The amount to be paid at a bond’s maturity; also known as the par value or principal.

Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower must pay a fixed, variable, or floating rate of interest.

Float-Adjusted Index. An index that weights its constituent securities based on the value of the constituent securities that are available for public trading, rather than the value of all constituent securities. Some portion of an issuer’s securities may be unavailable for public trading because, for example, those securities are owned by company insiders on a restricted basis or by a government agency. By excluding unavailable securities, float-adjusted indexes can produce a more accurate picture of the returns actually experienced by investors in the measured market.

Inception Date. The date on which the assets of a portfolio are first invested in accordance with the portfolio’s investment objective. For portfolios with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark or “index.”

International Dollar-Denominated Bond. A bond denominated in U.S. dollars issued by foreign governments and companies. Because the bond’s value is designated in dollars, an investor is not exposed to foreign-currency risk.

Investment-Grade Bond. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a portfolio’s advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered investment-grade. Other debt securities may be considered by an advisor to be investment-grade.

Mortgage-Backed Security. A bond or pass-through certificate that represents an interest in an underlying pool of mortgages and is issued by various government agencies or private corporations. Unlike ordinary fixed income securities, mortgage-backed securities include both interest and principal as part of their regular payments.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

24

Principal. The face value of a debt instrument or the amount of money put into an investment.

Securities. Stocks, bonds, money market instruments, and other investments.

Spliced Barclays U.S. Aggregate Float Adjusted Index. An index that reflects the performance of the Barclays U.S. Aggregate Bond Index (not float-adjusted) through December 31, 2009, and performance of the Barclays U.S. Aggregate Float Adjusted Index thereafter.

Total Return. A percentage change, over a specified time period, in a portfolio’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a portfolio’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

For More Information

If you would like more information about Vanguard Variable Insurance Fund Total Bond Market Index Portfolio, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Portfolio’s investments is available in Vanguard Variable Insurance Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Portfolio and is incorporated by reference into (and thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit vanguard.com or contact us as follows:

Vanguard Annuity and Insurance Services P.O. Box 2600 Valley Forge, PA 19482-2600 Telephone: 800-522-5555

Text Telephone for people with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC’s website at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

Fund’s Investment Company Act file number: 811-05962

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P 257 092013

Vanguard Variable Insurance Fund

High Yield Bond Portfolio

September 30, 2013

Prospectus

This prospectus contains financial data for the Portfolio through the fiscal period ended June 30, 2013.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Portfolio Summary	1	Financial Highlights	19
More on the Portfolio	6	General Information	22
The Portfolio and Vanguard	15	Glossary of Investment Terms	24
Investment Advisor	16
Taxes	17
Share Price	18

Portfolio Summary

Investment Objective

The Portfolio seeks to provide a high level of current income.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the table and in the example that follow do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

Annual Portfolio Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.25%
12b-1 Distribution Fee	None
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses	0.29%

Example

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio’s shares. This example assumes that the Portfolio provides a return of 5% a year and that total annual portfolio operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$30	$93	$163	$368

1

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the previous expense example, reduce the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 29%.

Primary Investment Strategies

The Portfolio invests mainly in a diversified group of high-yielding, higher-risk corporate bonds—commonly known as “junk bonds”—with medium- and lower-range credit-quality ratings. Under normal circumstances, the Portfolio invests at least 80% of its assets in corporate bonds that are rated below Baa by Moody’s Investors Service, Inc. (Moody’s); have an equivalent rating by any other independent bond-rating agency; or, if unrated, are determined to be of comparable quality by the Portfolio’s advisor. The Portfolio’s 80% policy may be changed only upon 60 days’ notice to shareholders.

The Portfolio may not invest more than 20% of its assets in any of the following, taken as a whole: bonds with credit ratings lower than B or the equivalent, convertible securities, preferred stocks, and fixed and floating rate loans of medium- to lower-range credit quality. The loans in which the Portfolio may invest will be rated Baa or below by Moody’s; have an equivalent rating by any other independent bond-rating agency; or, if unrated, are determined to be of comparable quality by the Portfolio’s advisor. The Portfolio’s high-yield bonds and loans have mostly short- and intermediate-term maturities.

Primary Risks

An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Portfolio is subject to the following risks, which could affect the Portfolio’s performance:

• Credit risk, which is the chance that a bond or loan issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk should be high for the Portfolio because it invests primarily in bonds and loans with medium- and lower-range credit-quality ratings.

• Income risk, which is the chance that the Portfolio’s income will decline because of falling interest rates. A Portfolio’s income declines when interest rates fall because the Portfolio then must invest in lower-yielding bonds. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Portfolio’s monthly income to fluctuate accordingly.

2

• Interest rate risk, which is the chance that bond and loan prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Portfolio because it invests primarily in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

• Liquidity risk, which is the chance that the Portfolio could experience difficulties in valuing and selling illiquid high-yield bonds or loans. In the event that the Portfolio needs to sell a portfolio security during periods of infrequent trading of the security, it may not receive full value for the security.

• Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

Because of the speculative nature of junk bonds, you should carefully consider the risks associated with this portfolio.

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index, which has investment characteristics similar to those of the Portfolio. The Portfolio’s returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio’s returns, the returns would be lower. Keep in mind that the Portfolio’s past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com or by calling Vanguard toll-free at 800-522-5555.

3

Annual Total Returns — High Yield Bond Portfolio1

1 The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2013, was –0.59%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 14.41% (quarter ended June 30, 2009), and the lowest return for a quarter was –14.60% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
High Yield Bond Portfolio	14.30%	8.23%	7.88%
Barclays U.S. Corporate High-Yield Bond Index
(reflects no deduction for fees or expenses)	15.81%	10.34%	10.62%

Investment Advisor
Wellington Management Company, LLP

Portfolio Manager

Michael L. Hong, CFA, Vice President and Fixed Income Portfolio Manager of Wellington Management. He has managed the Portfolio since 2008.

4

Tax Information

The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Portfolio shares are offered.

Payments to Financial Intermediaries

The Portfolio and its investment advisor do not pay financial intermediaries for sales of Portfolio shares.

5

More on the Portfolio

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: Generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [flag] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.

A Note About Vanguard Variable Insurance Fund

The High Yield Bond Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

The High Yield Bond Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio’s investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That’s because you, as a contract owner, pay a proportionate share of the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio’s performance.

The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Portfolio’s management, may change investment policies or strategies in the

6

interests of shareholders without a shareholder vote, unless those policies are designated as fundamental.

Market Exposure

The Portfolio invests at least 80% of its assets in corporate bonds that are rated below Baa by Moody’s Investors Service, Inc.; have an equivalent rating by any other independent bond rating agency; or, if unrated, are determined to be of comparable quality by the Portfolio’s advisor. These bonds are mainly in a diversified group of high-yielding, higher-risk corporate bonds, commonly known as “junk bonds,” which are mostly short- and intermediate-term. The Portfolio’s 80% policy may be changed only upon 60 days’ notice to shareholders. The Portfolio also invests in fixed and floating rate loans of medium- to lower-range credit quality; these loans are mostly short and intermediate term. As a result of this investment strategy, the Portfolio is subject to certain risks.

Plain Talk About High-Yield Bonds

High-yield bonds, or “junk bonds,” are issued by companies or other entities whose ability to pay interest and principal on the debt in a timely manner is considered questionable. Such bonds are rated “below investment-grade” by independent rating agencies. Because they are riskier than investment-grade bonds, high-yield bonds typically must pay more interest to attract investors.
Some high-yield bonds are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Some high-yield bonds were once rated as investment-grade but have been downgraded to junk-bond status because of financial difficulties experienced by their issuers. Conversely, an issuer’s improving financial condition may result in an upgrading of its junk bonds to investment-grade status.

Because of its investment in junk bonds and loans, the Portfolio is subject to high credit risk, which is the chance that a bond or loan issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond or loan to decline.

The Portfolio is subject to interest rate risk, which is the chance that bond and loan prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Portfolio because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

7

In general, interest rate fluctuations widen as a bond portfolio’s average maturity lengthens. The Portfolio is expected to have a moderate level of interest rate risk because its holdings have short- and intermediate-term average maturities.

Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds of different maturities, each with a face value of $1,000.

How Interest Rate Changes Affect the Value of a $1,000 Bond[1]
	After a 1%	After a 1%	After a 2%	After a 2%
Type of Bond (Maturity)	Increase	Decrease	Increase	Decrease
Short-Term (2.5 years)	$977	$1,024	$954	$1,049
Intermediate-Term (10 years)	922	1,086	851	1,180
Long-Term (20 years)	874	1,150	769	1,328
1 Assuming a 4% coupon.

These figures are for illustration only; you should not regard them as an indication of future performance of the bond market as a whole or the Portfolio in particular.

Plain Talk About Bonds and Interest Rates

As a rule, when interest rates rise, bond prices fall. The opposite is also true:
Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let’s assume that you hold a bond offering a 4%
yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 5% yield. With higher-yielding bonds available, you would have trouble selling your 4% bond for the price you paid—you would probably have to lower your asking price. On the other hand, if interest rates were falling and 3% bonds were being offered, you should be able to sell your 4%
bond for more than you paid.

The Portfolio is subject to income risk, which is the chance that the Portfolio’s income will decline because of falling interest rates. The Portfolio’s income declines when interest rates fall because the Portfolio then must invest in lower-yielding bonds.

8

In general, income risk is higher for short-term bond portfolios and lower for long-term bond portfolios. Accordingly, the Portfolio should have a moderate level of income risk.

The Portfolio is subject to prepayment risk on fixed- and floating-rate loans, which is the chance that during periods of falling interest rates, issuers of loans may prepay the loan principal before its maturity date. The Portfolio would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Portfolio’s income.

Security Selection

The Portfolio may invest up to 10% of its assets in trust-preferred securities, which are preferred securities issued by a special purpose trust that holds subordinated debt of the trust’s corporate parent. The interest received by the trust from the debt issued by the corporate parent is distributed to the holders of the trust-preferred securities. A trust-preferred security has characteristics of both a debt security and an equity security and generally will have the same risks as these types of securities, including market, credit, interest rate, and call risks. Trust-preferred securities typically are subordinated to the bonds and other obligations of the parent company and, therefore, may be subject to greater credit risk than such bonds and obligations.

The Portfolio may invest up to 20% of its assets in government securities and/or bonds that are rated Baa or above by Moody’s or have an equivalent rating from any other independent bond-rating agency, or, if unrated, are determined to be of comparable quality by the advisor. These are commonly referred to as investment-grade securities.

The Portfolio will only invest in bonds and loans that, at the time of initial investment, are rated Caa or higher by Moody’s or have an equivalent rating from any other independent bond-rating agency, or, if unrated, are determined to be of comparable quality by the advisor. However, the Portfolio may continue to hold bonds that have been downgraded, even if they would no longer be eligible for purchase by the Portfolio.

9

Plain Talk About Credit Quality

A bond’s credit-quality rating is an assessment of the issuer’s ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the nationally recognized statistical rating organizations (for example, Moody’s or Standard & Poor’s), or through independent analysis conducted by a fund’s advisor. The lower the rating, the greater the chance—in the rating agency’s or advisor’s opinion—that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond’s credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A portfolio may treat an unrated bond as investment-grade if warranted by the advisor’s analysis.

Credit risk is expected to be high for the Portfolio because it invests mainly in bonds with medium- and lower-range credit-quality ratings.

The Portfolio’s advisor selects bonds on a company-by-company basis, emphasizing fundamental research and a long-term investment horizon. The analysis focuses on the nature of a company’s business, its strategy, and the quality of its management. Based on this analysis, the advisor looks for companies whose prospects are stable or improving and whose bonds offer an attractive yield. Companies with improving prospects are normally more attractive because they offer better assurance of debt repayment and greater potential for capital appreciation.

The Portfolio is subject to manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

As of December 31, 2012, the Portfolio’s holdings had the following credit-quality characteristics:

Credit Quality	Percentage of Portfolio’s Net Assets
Aaa/AAA	0.0%
Baa/BBB	5.4
Ba/BB	48.5
B	38.3
Below B/Other	7.8

10

Bonds that are rated below Moody’s Baa or have an equivalent rating, such as those held by the Portfolio, are classified as non-investment grade. These bonds carry a high degree of risk and are considered speculative by the major rating agencies. Because of the speculative nature of junk bonds, you should carefully consider the risks associated with the Portfolio before you purchase shares.

To minimize credit risk, the Portfolio normally diversifies its holdings among debt of 150–200 separate issuers, representing many industries. As of December 31, 2012, the Portfolio held debt of 192 issuers. This diversification should lessen the negative impact to the Portfolio of a particular issuer’s failure to pay either principal or interest.

The Portfolio is subject to liquidity risk, which is the chance that the Portfolio could experience difficulties in valuing and selling illiquid high-yield bonds or loans. In the event that the Portfolio needs to sell a portfolio security during periods of infrequent trading of the security, it may not receive full value for the security.

The Portfolio may also enter into mortgage-dollar-roll transactions, in which the Portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Portfolio’s returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Portfolio’s turnover rate. Mortgage dollar rolls will be used only to the extent that they are consistent with the Portfolio’s investment objective and risk profile.

Although it has no present plans to do so, the Portfolio may invest up to 5% of its assets in non-cash-flow-producing high-yield bonds, such as zero-coupon bonds (which pay interest only at maturity) or payment-in-kind bonds (which pay interest in the form of additional securities).

Other Investment Policies and Risks

The Portfolio may invest in U.S. dollar denominated bonds issued by foreign governments, government agencies, and companies. To the extent that the Portfolio owns foreign bonds, it is subject to country risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by governments, government agencies, and companies in foreign countries. Because the bond’s value is designated in dollars rather than in the currency of the issuer’s country, the Portfolio is not exposed to currency risk; rather, the issuer assumes the risk, usually to attract U.S. investors.

The Portfolio may invest in foreign currency bonds, which are bonds denominated in the local currency of a non-U.S. country and issued by foreign governments, government agencies, and companies. To the extent that the Portfolio owns foreign currency bonds,

11

it intends to hedge its foreign currency exposure to those bonds back to the U.S. dollar. In addition to country risk, the Portfolio is subject to currency hedging risk. Currency hedging risk is the risk that the currency hedging transactions entered into by the Portfolio may not perfectly offset the Portfolio’s foreign currency exposures.

The Portfolio is subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupons or interest rates before their maturity dates. The Portfolio would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Portfolio’s income.

The Portfolio may enter into foreign currency exchange forward contracts, which are a type of derivative. A foreign currency exchange forward contract is an agreement to buy or sell a country’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Managers of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in currency exchange rates. These contracts, however, would not prevent the Portfolio’s securities from falling in value during foreign market downswings.

The Portfolio may invest in derivatives. In general, derivatives may involve risks different from, and possibly greater than, those of the Portfolio’s other investments.

Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold, oil, or wheat), or a market index (such as the Barclays U.S. Aggregate Bond Index). Investments in derivatives may subject the Portfolio to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.

The Portfolio may invest in fixed income futures contracts, fixed income options, interest rate swaps, total return swaps, credit default swaps, currency swaps, foreign currency exchange forwards, or other derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Portfolio as disclosed in this prospectus. The advisor will not use derivatives to change the risk exposure of the Portfolio. In particular, derivatives will be used for the Portfolio only where they may help the advisor: invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment; add value when these instruments are attractively priced; hedge foreign currency exposure; or adjust sensitivity to changes in interest rates. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

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Plain Talk About Derivatives

Derivatives can take many forms. Some forms of derivatives, such as exchange-
traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.

Cash Management

The Portfolio’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Portfolio bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures

The Portfolio may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Portfolio’s best interest, so long as the alternative is consistent with the Portfolio’s investment objective. For instance, the Portfolio may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Portfolio’s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Portfolio is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.

In addition, the Portfolio may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash, commercial paper, or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

Frequent Trading or Market Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by an investor engaging in frequent trading, the fund incurs costs

13

for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund investors, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds and short-term bond funds, excluding Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, excluding Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to Vanguard ETF® Shares because frequent trading in ETF Shares does not disrupt portfolio management or otherwise harm fund investors. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because of a history of frequent trading by the investor or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients’ trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Portfolio shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.

See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.

The Portfolio, in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

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Do not invest with Vanguard if you are a market-timer.

Turnover Rate

A mutual fund’s turnover rate is a measure of its trading activity. The Portfolio may sell securities regardless of how long they have been held. The historical turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus. A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in a fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that dealer markups and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.

The Portfolio and Vanguard

Vanguard Variable Insurance Fund is a member of The Vanguard Group, a family of more than 180 mutual funds holding assets of approximately $2.2 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

15

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisor

Wellington Management Company, LLP (Wellington Management), 280 Congress Street, Boston, MA 02210, provides investment advisory services for the Portfolio. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2012, Wellington Management had investment management authority with respect to approximately $758 billion in assets. The firm manages the Portfolio subject to the supervision and oversight of Vanguard and the Fund’s board of trustees.

Wellington Management’s advisory fee is paid quarterly and is a percentage of average daily net assets under management during the most recent fiscal quarter.

For the fiscal year ended December 31, 2012, the advisory fee paid to Wellington Management represented an effective annual rate of 0.06% of the Portfolio’s average net assets.

Under the terms of an SEC exemptive order, the Fund’s board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Portfolio’s advisory arrangements will be communicated to shareholders in writing. In addition, as the Portfolio’s sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Portfolio, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing investment advisory agreement be revised.

16

For a discussion of why the board of trustees approved the Portfolio’s investment advisory agreement, see the Vanguard Variable Insurance Fund’s most recent semiannual report to shareholders covering the fiscal period ended June 30.

The manager primarily responsible for the day-to-day management of the Portfolio is: Michael L. Hong, CFA, Vice President and Fixed Income Portfolio Manager of Wellington Management. He has managed fixed income portfolios for Wellington Management since 1997 and has managed the High Yield Bond Portfolio since 2008. Education: A.B., Harvard College.

The Fund’s Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Portfolio.

Taxes

The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that fund your variable annuity or variable life insurance contract. The tax consequences to you of your investment in a Portfolio depend on the provisions of the annuity or life insurance contract through which you invest; please refer to the prospectus of such contract for more information.

The Portfolio intends to operate in such a manner that a separate account investing only in Portfolio shares will result in the variable annuity and variable life insurance contracts supported by that account receiving favorable tax treatment. This favorable treatment means that you will generally not be taxed on Portfolio distributions or proceeds on dispositions of Portfolio shares received by the separate account funding your contract. In order to qualify for this favorable treatment, the insurance company separate accounts that invest in the Portfolios must satisfy certain requirements. If a Portfolio funding your contract does not meet such requirements, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable currently to you. Also, if the IRS were to determine that contract holders have an impermissible level of control over the investments funding their contracts, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable currently to you. Please see the Vanguard Variable Insurance Funds’ Statement of Additional Information for more information.

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Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio’s assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.

Debt securities held by a Vanguard portfolio are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a portfolio’s cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a portfolio are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a portfolio are based on the market value of the shares.

When a portfolio determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A portfolio also may use fair-value pricing on bond market holidays when the portfolio is open for business (such as Columbus Day and Veterans Day).

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.

The Portfolio’s NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

18

Financial Highlights

The following financial highlights table is intended to help you understand the Portfolio’s financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). The information for the six-month period ended June 30, 2013, has not been audited by an independent registered public accounting firm. The information for all periods in the table through December 31, 2012, has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Portfolio’s financial statements—is included in Vanguard Variable Insurance Fund’s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report by visiting vanguard.com or by contacting Vanguard by telephone or mail.

Yields and total returns presented for the Portfolio are net of the Portfolio’s operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

19

Plain Talk About How to Read the Financial Highlights Table

The Portfolio began the fiscal period ended June 30, 2013, with a net asset value
(price) of $8.33 per share. During the period, the Portfolio earned $0.223 per share from investment income (interest and dividends). There was a decline of
$0.263 per share in the value of investments held or sold by the Portfolio, resulting in a net decline of $0.040 per share from investment operations.

Shareholders received $0.440 per share in the form of dividend distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the period was $7.85, reflecting losses of $0.040 per share and distributions of $0.440 per share. This was a decrease of $0.48 per share (from $8.33 at the beginning of the period to $7.85 at the end of the period).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was –0.59% for the period.

As of June 30, 2013, the Portfolio had approximately $507 million in net assets.
For the period, the annualized expense ratio was 0.29% ($2.90 per $1,000 of net assets), and the annualized net investment income amounted to 5.53% of its average net assets. The Portfolio sold and replaced securities valued at an annualized rate of 42% of its net assets.

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High Yield Bond Portfolio
	Six			Year Ended December 31,
Months
Ended
For a Share Outstanding Throughout	June 30,
Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$8.33	$7.72	$7.78	$7.46	$5.91	$8.21
Investment Operations
Net Investment Income	.223	.420	.516	.568	.543[1]	.580
Net Realized and Unrealized Gain (Loss)
on Investments	(.263)	.641	.004	.290	1.567	(2.260)
Total from Investment Operations	(.040)	1.061	.520	.858	2.110	(1.680)
Distributions
Dividends from Net Investment Income	(.440)	(.451)	(.580)	(.538)	(.560)	(.620)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.440)	(.451)	(.580)	(.538)	(.560)	(.620)
Net Asset Value, End of Period	$7.85	$8.33	$7.72	$7.78	$7.46	$5.91
Total Return	–0.59%	14.30%	6.93%	12.10%	38.85% –21.95%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$507	$546	$397	$355	$316	$197
Ratio of Total Expenses to Average
Net Assets	0.29%[2]	0.29%	0.29%	0.29%	0.29%	0.24%
Ratio of Net Investment Income to
Average Net Assets	5.53%[2]	6.10%	6.85%	7.54%	8.19%	8.23%
Portfolio Turnover Rate	42%[2]	29%	37%	38%	40%	22%
1 Calculated based on average shares outstanding.
2 Annualized.

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General Information

This Portfolio of Vanguard Variable Insurance Fund offers its shares to insurance companies to fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Fund’s board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio’s shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio’s shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.

If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.

The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the Securities and Exchange Commission.

The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

If the board of trustees determines that it would be detrimental to the best interests of the Portfolio’s remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.

For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio’s behalf. The Portfolio will be deemed to have received a purchase or

22

redemption order when an authorized broker, or a broker’s authorized designee, accepts the order in accordance with the Portfolio’s instructions. In most cases, for these categories of investors, a contract owner’s properly transmitted order will be priced at the Portfolio’s next determined NAV after the order is accepted by the authorized broker or the broker’s designee. The contract owner should review the authorized broker’s policies relating to trading in the Vanguard funds.

We generally post on our website at vanguard.com, in the Portfolio section of the Profile page for the Portfolio (under Holdings Details), a detailed list of the securities held by the Portfolio as of the end of the most recent calendar quarter (as of the end of the month for stock, bond, and balanced index portfolios). This list is generally updated within 30 calendar days after the end of the calendar quarter (15 calendar days after the end of the month for stock, bond, and balanced index funds). For the Money Market Portfolio, a detailed list of the securities held by the Portfolio as of the last business day of the most recent month is updated within five business days after the end of the month. This list will remain available online for at least six months after the initial posting. Except with respect to the Money Market Portfolio, Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Portfolio. We also generally post on our website at vanguard.com, in the Overview section of the Profile page for the Portfolio the ten largest stock portfolio holdings of the Portfolio as of the end of the most recent month. This list is generally updated ten business days after the end of the month. Additionally, in the Portfolio section of the Profile page for the Portfolio (under Holdings Details) we generally post the ten largest stock portfolio holdings of the Portfolio and the percentage of the Portfolio’s total assets that each of these holdings represents, as of the end of the most recent calendar quarter. This list is generally updated within 15 calendar days after the end of the calendar quarter, except for Vanguard index funds (15 days after the end of the month). Please consult the Vanguard Variable Insurance Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

CFA® is a trademark owned by CFA Institute.

23

Glossary of Investment Terms

Average Maturity. The average length of time until bonds held by a portfolio reach maturity and are repaid. In general, the longer the average maturity, the more a portfolio’s share price fluctuates in response to changes in market interest rates. In calculating average maturity, a portfolio uses a bond’s maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, put, refunding, prepayment or redemption provision, or an adjustable coupon) will cause the bond to be repaid.

Barclays U.S. Corporate High-Yield Bond Index. An index that includes primarily corporate bonds with credit ratings at or below Ba1 (Moody’s) or BB+ (Standard & Poor’s); these issues are considered below investment-grade.

Bond. A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and generally to make regular interest payments until that date.

Capital Gains Distribution. Payment to portfolio shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Corporate Bond. An IOU issued by a business that wants to borrow money. As with other types of bonds, the issuer promises to repay the borrowed money on a specific date and generally to make interest payments in the meantime.

Coupon. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

Dividend Distribution. Payment to portfolio shareholders of income from interest or dividends generated by a portfolio’s investments.

Expense Ratio. A portfolio’s total annual operating expenses expressed as a percentage of the portfolio’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Face Value. The amount to be paid at a bond’s maturity; also known as the par value or principal.

24

Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower must pay a fixed, variable, or floating rate of interest.

Inception Date. The date on which the assets of a portfolio are first invested in accordance with the portfolio’s investment objective. For portfolios with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Investment-Grade Bond. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a portfolio’s advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered investment-grade. Other debt securities may be considered by an advisor to be investment-grade.

Liquidity. The degree of a security’s marketability (that is, how quickly the security can be sold at a fair price and converted to cash).

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Non-Investment-Grade Bond. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund advisor, to be uncertain. These high-risk corporate bonds have a credit-quality rating equivalent to or below Moody’s Ba or Standard & Poor’s BB and are commonly referred to as “junk bonds.”

Principal. The face value of a debt instrument or the amount of money put into an investment.

Securities. Stocks, bonds, money market instruments, and other investments.

Total Return. A percentage change, over a specified time period, in a portfolio’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a portfolio’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

For More Information

If you would like more information about Vanguard Variable Insurance Fund High Yield Bond Portfolio, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Portfolio’s investments is available in Vanguard Variable Insurance Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Portfolio and is incorporated by reference into (and thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit vanguard.com or contact us as follows:

Vanguard Annuity and Insurance Services P.O. Box 2600 Valley Forge, PA 19482-2600 Telephone: 800-522-5555

Text Telephone for people with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC’s website at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

Fund’s Investment Company Act file number: 811-05962

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P 260 092013

Vanguard Variable Insurance Fund

Prospectus

September 30, 2013

Conservative Allocation Portfolio

Moderate Allocation Portfolio

This prospectus contains financial data for the Portfolios through the fiscal period ended June 30, 2013.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Portfolio Summaries		More on the Portfolios	12
Conservative Allocation Portfolio	1	The Portfolios and Vanguard	22
Moderate Allocation Portfolio	6	Investment Advisor	23
Investing in Vanguard Variable Insurance
Fund Allocation Portfolios	11	Taxes	24
		Share Price	25
		Financial Highlights	26
		General Information	30
		Glossary of Investment Terms	32

Conservative Allocation Portfolio

Investment Objective

The Portfolio seeks to provide current income and low to moderate capital appreciation.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the table and in the example that follow do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

Annual Portfolio Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	None
12b-1 Distribution Fee	None
Other Expenses	None
Acquired Fund Fees and Expenses	0.20%
Total Annual Portfolio Operating Expenses	0.20%

Example

The following example is intended to help you compare the cost of investing in the Portfolio (based on the fees and expenses of the underlying funds) with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio’s shares. This example assumes that the Portfolio provides a return of 5% a year and that total annual operating expenses of the Portfolio and its underlying funds remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$20	$64	$113	$255

1

Portfolio Turnover

The Portfolio may pay transaction costs, such as purchase fees, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the previous expense example, reduce the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 17%.

Primary Investment Strategies

The Portfolio invests in other Vanguard mutual funds according to a fixed formula that reflects an allocation of approximately 60% of the Portfolio’s assets to bonds and 40% to common stocks. The targeted percentage of the Portfolio’s assets allocated to each of the underlying funds is:

•	Vanguard Variable Insurance Fund Total Bond Market Index Portfolio	48%
•	Vanguard Variable Insurance Fund Equity Index Portfolio	22%
•	Vanguard Total International Stock Index Fund	12%
•	Vanguard Total International Bond Index Fund	12%
•	Vanguard Extended Market Index Fund	6%

The Portfolio’s indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade U.S. corporate bonds; mortgage-backed and asset-backed securities; and government, agency, corporate, and securitized investment-grade foreign bonds issued in currencies other than the U.S. dollar (but hedged by Vanguard to minimize currency exposures). The Portfolio’s indirect stock holdings are a diversified mix of U.S. and foreign large-, mid-, and small-capitalization stocks.

The Portfolio uses its investment in Vanguard Variable Insurance Fund Equity Index Portfolio and Vanguard Extended Market Index Fund to gain exposure to the overall domestic stock market. While the percentage of the Portfolio’s assets invested in either of these two underlying funds may deviate slightly from the target allocation, the combination of the two underlying funds will equal approximately 28% of the Portfolio’s assets in the aggregate.

Primary Risks

The Portfolio is subject to the risks associated with the stock and bond markets, any of which could cause an investor to lose money. However, because bonds usually are less volatile than stocks, and because the Portfolio invests more than half of its assets in fixed income securities, the Portfolio’s overall level of risk should be low to moderate.

2

• With a target allocation of approximately 60% of its assets to bonds, the Portfolio is proportionately subject to bond risks, including: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline, thus reducing the underlying fund’s return; and income risk, which is the chance that an underlying fund’s income will decline because of falling interest rates. If an underlying fund holds securities that are callable, the underlying fund’s income may decline because of call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupons or interest rates before their maturity dates. An underlying fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the underlying fund’s income. For mortgage-backed securities, this risk is known as prepayment risk. The Portfolio is also subject to the following risks associated with investments in currency-hedged foreign bonds: country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by foreign governments, government agencies, or companies; and currency hedging risk, which is the risk that the currency hedging transactions entered into by the underlying international bond fund may not perfectly offset the fund’s foreign currency exposure.

• With approximately 40% of its assets allocated to stocks, the Portfolio is proportionately subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Portfolio is also subject to the following risks associated with investments in foreign stocks: country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in any one country or region; and currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Country/regional risk and currency risk are especially high in emerging markets.

• Index sampling risk, which is the chance that the securities selected for an underlying fund, in the aggregate, will not provide investment performance matching that of the underlying fund’s target index.

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

3

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows the performance of the Portfolio in its first full calendar year. The table shows how the average annual total returns of the Portfolio compare with those of a composite index, a comparable index, and a comparable funds’ average, which have investment characteristics similar to those of the Portfolio. The Portfolio’s returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio’s returns, the returns would be lower. Returns for the Variable Insurance Mixed-Asset Target Allocation Conservative Funds Average are derived from data provided by Lipper, a Thomson Reuters Company. Keep in mind that the Portfolio’s past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com or by calling Vanguard toll-free at 800-522-5555.

Annual Total Returns — Conservative Allocation Portfolio1

1 The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2013, was 2.25%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 5.03% (quarter ended March 31, 2012), and the lowest return for a quarter was –0.51% (quarter ended June 30, 2012).

4

Average Annual Total Returns for Periods Ended December 31, 2012
		Since
		Inception
		(Oct. 19,
	1 Year	2011)
Conservative Allocation Portfolio	9.25%	9.62%
Comparative Benchmarks
(reflect no deduction for fees or expenses)
Conservative Allocation Composite Index	9.40%	9.68%
Barclays U.S. Aggregate Float Adjusted Index	4.32	—
Variable Insurance Mixed-Asset Target Allocation Conservative
Funds Average	8.64	8.98

Investment Advisor
The Vanguard Group, Inc.

Portfolio Managers

Michael H. Buek, CFA, Principal of Vanguard. He has co-managed the Portfolio since 2013.

William Coleman, Portfolio Manager. He has co-managed the Portfolio since 2013.

Walter Nejman, Portfolio Manager. He has co-managed the Portfolio since 2013.

Tax Information

The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Portfolio shares are offered.

Payments to Financial Intermediaries

The Portfolio and its investment advisor do not pay financial intermediaries for sales of Portfolio shares.

5

Moderate Allocation Portfolio

Investment Objective

The Portfolio seeks to provide capital appreciation and a low to moderate level of current income.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the table and in the example that follow do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

Annual Portfolio Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	None
12b-1 Distribution Fee	None
Other Expenses	None
Acquired Fund Fees and Expenses	0.20%
Total Annual Portfolio Operating Expenses	0.20%

Example

The following example is intended to help you compare the cost of investing in the Portfolio (based on the fees and expenses of the underlying funds) with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio’s shares. This example assumes that the Portfolio provides a return of 5% a year and that total annual operating expenses of the Portfolio and its underlying funds remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$20	$64	$113	$255

6

Portfolio Turnover

The Portfolio may pay transaction costs, such as purchase fees, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the previous expense example, reduce the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 12%.

Primary Investment Strategies

The Portfolio invests in other Vanguard mutual funds according to a fixed formula that reflects an allocation of approximately 60% of the Portfolio’s assets to common stocks and 40% to bonds. The targeted percentage of the Portfolio’s assets allocated to each of the underlying funds is:

•	Vanguard Variable Insurance Fund Equity Index Portfolio	34%
•	Vanguard Variable Insurance Fund Total Bond Market Index Portfolio	32%
•	Vanguard Total International Stock Index Fund	18%
•	Vanguard Total International Bond Index Fund	8%
•	Vanguard Extended Market Index Fund	8%

The Portfolio’s indirect stock holdings are a diversified mix of U.S. and foreign large-, mid-, and small-capitalization stocks. The Portfolio’s indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade U.S. corporate bonds; mortgage-backed and asset-backed securities; and government, agency, corporate, and securitized investment-grade foreign bonds issued in currencies other than the U.S. dollar (but hedged by Vanguard to minimize currency exposure).

The Portfolio uses its investment in Vanguard Variable Insurance Fund Equity Index Portfolio and Vanguard Extended Market Index Fund to gain exposure to the overall domestic stock market. While the percentage of the Portfolio’s assets invested in either of these two underlying funds may deviate slightly from the target allocation, the combination of the two underlying funds will equal approximately 42% of the Portfolio’s assets in the aggregate.

Primary Risks

The Portfolio is subject to the risks associated with the stock and bond markets, any of which could cause an investor to lose money. However, because bonds usually are less volatile than stocks, and because the Portfolio invests a significant portion of its assets in fixed income securities, the Portfolio’s overall level of risk should be moderate.

7

• With approximately 60% of its assets allocated to stocks, the Portfolio is proportionately subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Portfolio is also subject to the following risks associated with investments in foreign stocks: country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in any one country or region; and currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Country/regional risk and currency risk are especially high in emerging markets.

• With a target allocation of approximately 40% of its assets to bonds, the Portfolio is proportionately subject to bond risks, including: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline, thus reducing the underlying fund’s return; and income risk, which is the chance that an underlying fund’s income will decline because of falling interest rates. If an underlying fund holds securities that are callable, the underlying fund’s income may decline because of call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupons or interest rates before their maturity dates. An underlying fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the underlying fund’s income. For mortgage-backed securities, this risk is known as prepayment risk. The Portfolio is also subject to the following risks associated with investments in currency-hedged foreign bonds: country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by foreign governments, government agencies, or companies; and currency hedging risk, which is the risk that the currency hedging transactions entered into by the underlying international bond fund may not perfectly offset the fund’s foreign currency exposure.

• Index sampling risk, which is the chance that the securities selected for an underlying fund, in the aggregate, will not provide investment performance matching that of the underlying fund’s target index.

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

8

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows the performance of the Portfolio in its first full calendar year. The table shows how the average annual total returns of the Portfolio compare with those of a composite index, a comparable index, and a comparable funds’ average, which have investment characteristics similar to those of the Portfolio. The Portfolio’s returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio’s returns, the returns would be lower. Returns for the Variable Insurance Mixed-Asset Target Allocation Moderate Funds Average are derived from data provided by Lipper, a Thomson Reuters Company. Keep in mind that the Portfolio’s past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com or by calling Vanguard toll-free at 800-522-5555.

Annual Total Returns — Moderate Allocation Portfolio1

1 The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2013, was 4.69%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 7.52% (quarter ended March 31, 2012), and the lowest return for a quarter was –1.82% (quarter ended June 30, 2012).

9

Average Annual Total Returns for Periods Ended December 31, 2012
		Since
		Inception
		(Oct. 19,
	1 Year	2011)
Moderate Allocation Portfolio	11.84%	11.92%
Comparative Benchmarks
(reflect no deduction for fees or expenses)
Moderate Allocation Composite Index	11.89%	11.94%
Dow Jones U.S. Total Stock Market Float Adjusted Index	16.38	17.83
Variable Insurance Mixed-Asset Target Allocation Moderate Funds Average	11.12	11.20

Investment Advisor
The Vanguard Group, Inc.

Portfolio Managers

Michael H. Buek, CFA, Principal of Vanguard. He has co-managed the Portfolio since 2013.

William Coleman, Portfolio Manager. He has co-managed the Portfolio since 2013.

Walter Nejman, Portfolio Manager. He has co-managed the Portfolio since 2013.

Tax Information

The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Portfolio shares are offered.

Payments to Financial Intermediaries

The Portfolio and its investment advisor do not pay financial intermediaries for sales of Portfolio shares.

10

Investing in Vanguard Variable Insurance Fund Allocation Portfolios

This prospectus provides information about the Vanguard Variable Insurance Fund Allocation Portfolios, two mutual funds that separately invest fixed percentages of assets in five other Vanguard stock and bond mutual funds. Because they invest in other funds, rather than in individual securities, each Portfolio is considered a “fund of funds.”

The Vanguard Variable Insurance Fund Allocation Portfolios offer two distinct choices for different investment styles and life stages. Because an investor’s risk tolerance, investment goals, investment time horizon, and financial circumstances are subject to change over time, the Variable Insurance Fund Allocation Portfolios offer alternative strategies for attaining capital growth and income. The allocation to stocks and bonds in each Allocation Portfolio reflects its greater or lesser emphasis on pursuing current income or growth of capital.

11

More on the Portfolios

This prospectus describes the primary risks you would face as an investor in these Portfolios. It is important to keep in mind one of the main axioms of investing: Generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [flag] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether a Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.

A Note About Vanguard Variable Insurance Fund

The Conservative Allocation Portfolio and Moderate Allocation Portfolio of Vanguard Variable Insurance Fund are mutual funds used solely as investment options for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolios directly, but only through a contract offered by an insurance company.

Each Portfolio of Vanguard Variable Insurance Fund is separate from any other Vanguard mutual fund, even when a Portfolio and a fund have the same investment objective and advisor. Each Portfolio’s investment performance will differ from the performance of any other Vanguard fund because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.

The following sections explain the primary investment strategies and policies that each Portfolio uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Portfolios’ management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. As “funds of funds,” the Portfolios achieve their investment objectives by investing in other Vanguard mutual funds. Through its investments in underlying funds, each Portfolio indirectly owns a diversified portfolio of stocks and bonds.

12

Plain Talk About “Fund of Funds”

The term “fund of funds” is used to describe a mutual fund that pursues its objective by investing in other mutual funds. A fund of funds may charge for its own direct expenses, in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. A fund of funds is best suited for long-term investors.

Asset Allocation Framework

Asset allocation—that is, dividing your investment among stocks, bonds, and short-term investments—is one of the most critical decisions you can make as an investor. The best mix for you will depend on your personal investment objective, time horizon, and risk tolerance. The Portfolios offer two preset asset allocation strategies, and so provide shareholders with a simple way to meet typical investment needs at different stages of life.

Each Portfolio invests in five underlying Vanguard funds to pursue a target allocation of stocks and bonds. The table that follows illustrates the asset allocation range for each Portfolio:

Asset Allocation	Stocks	Bonds
Conservative Allocation Portfolio	40%	60%
Moderate Allocation Portfolio	60%	40%

Market Exposure

Each Portfolio invests in a different combination or proportion of a limited number of Vanguard funds: three equity funds and two bond funds. Designed as a balanced fund of funds for long-term investors, each Portfolio is diversified in terms of both asset class and investment style.

The stock holdings of the Portfolios consist substantially of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. The bond holdings are a diversified mix of short-, intermediate- and long-term U.S. government, U.S. agency, and investment-grade U.S. corporate bonds; mortgage-backed and asset-backed securities; and government, agency, corporate and securitized investment-grade foreign bonds issued in currencies other than the U.S. dollar (but hedged by Vanguard to minimize currency exposure).

13

Stocks

By owning shares of other Vanguard funds, each Portfolio indirectly invests, to varying degrees, in U.S. stocks, with an emphasis on large-cap stocks. To a lesser extent, each Portfolio also invests in foreign stocks.

Each Portfolio is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor‘s 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

U.S. Stock Market Returns

(1926–2012)

	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.8%
Worst	–43.1	–12.4	–1.4	3.1
Average	11.8	9.8	10.5	11.2

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2012. You can see, for example, that although the average annual return on common stocks for all of the 5-year periods was 9.8%, average annual returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average annual returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Portfolios in particular.

Through their investments in one underlying fund (Vanguard Variable Insurance Fund Equity Index Portfolio), each Portfolio holds a representative sample of the stocks that make up the S&P 500 Index, which is dominated by large-cap stocks.

Through another underlying fund (Vanguard Extended Market Index Fund), each Portfolio holds a representative sample of the stocks that make up the Standard & Poor’s Completion Index, which represents mid- and small-capitalization stocks. Historically, mid- and small-cap stocks have been more volatile than—and at times have performed quite differently from—large-cap stocks. This volatility is due to several factors, including the fact that smaller companies often have fewer customers and financial resources than larger firms. These characteristics can make mid-size and small companies more sensitive to economic conditions, leading to less certain growth and dividend prospects.

14

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It’s important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. As of the calendar year ended December 31, 2012, the stocks in the underlying domestic equity funds had asset-weighted median market capitalizations of approximately $3 billion. The stocks in the underlying international equity fund had an asset-weighted median market capitalization of approximately $23 billion.

Because each Portfolio invests in Vanguard Variable Insurance Fund Equity Index Portfolio and Vanguard Extended Market Index Fund so as to gain exposure to the overall domestic stock market, a Portfolio may shift its holdings among these two underlying funds to remain proportionate with the overall domestic stock market.

By owning shares of Vanguard Total International Stock Index Fund, each Portfolio is subject to risks associated with investments in foreign stocks.

Each Portfolio is subject to country/regional risk and currency risk. Country/ regional risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because each Portfolio may invest a portion of its assets in securities of companies located in any one country or region, the Portfolio’s performance may be hurt disproportionately by the poor performance of its investments in that area. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Country/ regional risk and currency risk are especially high in emerging markets.

Bonds

By owning shares of other Vanguard mutual funds, each Portfolio indirectly invests, to varying degrees, in government and corporate bonds, as well as in mortgage-backed and asset-backed securities.

Each Portfolio is subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for short-term bonds, moderate for intermediate-term bonds, and high for long-term bonds.

Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

15

To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds of different maturities, each with a face value of $1,000.

How Interest Rate Changes Affect the Value of a $1,000 Bond[1]
	After a 1%	After a 1%	After a 2%	After a 2%
Type of Bond (Maturity)	Increase	Decrease	Increase	Decrease
Short-Term (2.5 years)	$977	$1,024	$954	$1,049
Intermediate-Term (10 years)	922	1,086	851	1,180
Long-Term (20 years)	874	1,150	769	1,328
1 Assuming a 4% coupon.

These figures are for illustration only; you should not regard them as an indication of future performance of the bond market as a whole or the Portfolios in particular.

Changes in interest rates can affect bond income as well as bond prices.

Plain Talk About Bonds and Interest Rates

As a rule, when interest rates rise, bond prices fall. The opposite is also true:
Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let’s assume that you hold a bond offering a 4%
yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 5% yield. With higher-yielding bonds available, you would have trouble selling your 4% bond for the price you paid—you would probably have to lower your asking price. On the other hand, if interest rates were falling and 3% bonds were being offered, you should be able to sell your 4%
bond for more than you paid.

How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities—such as GNMAs—as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk—the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.

16

Plain Talk About Bond Maturities

A bond is issued with a specific maturity date—the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk you, as a bond investor, face as interest rates rise—but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income.
Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.

Each Portfolio is subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupons or interest rates before their maturity dates. An underlying fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the underlying fund’s income. For mortgage-backed securities, this risk is known as prepayment risk.

Call/prepayment risk applies mainly to intermediate- and long-term corporate bonds and mortgage-backed securities.

Each Portfolio is subject to credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline, thus reducing the underlying fund’s return.

The credit quality of the bonds held by the underlying funds is expected to be very high, and thus credit risk for the Portfolios should be low.

To a limited extent, the Portfolios are also indirectly exposed to event risk, which is the chance that corporate fixed income securities held by the underlying funds will suffer a substantial decline in credit quality and market value because of a corporate restructuring.

Each Portfolio is subject to income risk, which is the chance that an underlying fund’s income will decline because of falling interest rates. A fund holding bonds will experience a decline in income when interest rates fall because the fund then must invest in lower-yielding bonds. Income risk is generally higher for funds holding short-term bonds and lower for funds holding long-term bonds.

Income risk is a concern primarily for the Conservative Allocation Portfolio, which, through its ownership of Vanguard Variable Insurance Fund Total Bond Market Index

17

Portfolio, indirectly owns short-term bonds. Because the Total Bond Market Index Portfolio typically invests only a small portion of its assets in short-term bonds, income risk to the Portfolio is very low.

By owning shares of Vanguard Variable Insurance Fund Total Bond Market Index Portfolio, each Allocation Portfolio indirectly invests, to varying degrees, in U.S. government and U.S. corporate bonds, as well as in mortgage-backed and asset-backed securities.

By owning shares of Vanguard Total International Bond Index Fund, each Allocation Portfolio indirectly invests in currency-hedged foreign bonds and is therefore subject to the risks associated with such investments, including country/regional risk and currency hedging risk.

The Conservative Allocation and Moderate Allocation Portfolios are subject to country/regional risk and currency hedging risk. Country/regional risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by foreign governments, government agencies, or companies. Currency hedging risk is the chance that the currency hedging transactions entered into by the underlying international bond fund may not perfectly offset the fund’s foreign currency exposure.

Security Selection

Each Portfolio seeks to achieve its objective by investing in fixed percentages of a limited number of underlying Vanguard funds. The following table shows the long-term expected average percentages for each Portfolio.

	Conservative	Moderate
	Allocation	Allocation
Underlying Vanguard Fund	Portfolio	Portfolio
Variable Insurance Fund Equity Index Portfolio	22%	34%
Extended Market Index Fund	6	8
Total International Stock Index Fund	12	18
Total International Bond Index Fund	12	8
Variable Insurance Fund Total Bond Market Index Portfolio	48	32
Total	100%	100%

The Fund’s board of trustees allocates each Portfolio’s assets among the underlying funds based on the Portfolio’s investment objective and policies. The board may change these allocations from time to time without shareholder approval. The Portfolios’ investments in the underlying funds may be affected by other factors as

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well. For example, an underlying fund may stop accepting or may limit additional investments, forcing the Portfolios to invest in a different underlying fund.

The following paragraphs briefly describe the underlying Vanguard funds in which the Portfolios invest.

• Vanguard Variable Insurance Fund Equity Index Portfolio seeks to track the performance of the Standard & Poor’s 500 Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The Portfolio attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weightings in the Index.

• Vanguard Extended Market Index Fund seeks to track the performance of the S&P

Completion Index, a broadly diversified index of stocks of small and medium-size U.S. companies. The S&P Completion Index contains all of the U.S. common stocks regularly traded on the New York Stock Exchange and the NASDAQ over-the-counter market, except those stocks included in the S&P 500 Index. The Fund invests all, or substantially all, of its assets in stocks of its target index, with nearly 80% of its assets invested in approximately 1,200 of the stocks of its target index covering nearly 85% of the Index’s total market capitalization, and the rest of its assets in a representative sample of the remaining stocks.

• Vanguard Total International Stock Index Fund seeks to track the performance of the FTSE Global All Cap ex US Index, a free-float adjusted market-capitalization-weighted index designed to measure the equity market performance of companies located in developed and emerging markets, excluding the United States. The Index includes more than 5,300 stocks of companies located in 46 countries. As of December 31, 2012, the largest markets covered in the Index were the United Kingdom, Japan, Canada, Australia, and France.

• Vanguard Variable Insurance Fund Total Bond Market Index Portfolio seeks to track the performance of the Barclays U.S. Aggregate Float Adjusted Index. This Index represents a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States—including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities—all with maturities of more than 1 year. The Portfolio maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years.

• Vanguard Total International Bond Index Fund seeks to track the performance of the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged). This Index provides a broad-based measure of the global, investment-grade, fixed-rate debt markets. The Index includes government, government agency, corporate, and securitized non-U.S. investment-grade fixed income investments, all issued in currencies other than the U.S. dollar and with maturities of more than one year. To

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minimize the currency risk associated with investment in bonds denominated in currencies other than the U.S. dollar, the Fund will attempt to hedge its currency exposures. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years.

Through their limited investments in actively managed underlying funds, each Portfolio is subject to manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause an underlying fund—and, thus, the Portfolio itself—to underperform relevant benchmarks or other funds with a similar investment objective.

Other Investment Policies and Risks

Each underlying fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold, oil, or wheat), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the funds to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Cash Management

Each Portfolio’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Portfolio bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds and short-term bond funds, excluding Vanguard Short-Term Inflation-

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Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, excluding Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to Vanguard ETF® Shares because frequent trading in ETF Shares does not disrupt portfolio management or otherwise harm fund investors. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because of a history of frequent trading by the investor or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in a Portfolio for their clients, we cannot monitor the individual clients’ trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take approprate action, including prohibiting additional purchases of portfolio shares by a client. Insurance companies may apply the frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.

See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.

Each Portfolio, in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although each Portfolio generally seeks to invest for the long term, they may sell shares of the underlying funds regardless of how long they have been held. The Financial Highlights section of this prospectus shows the turnover rates for the

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Portfolios. A turnover rate of 100%, for example, would mean that a Portfolio had sold and replaced shares of underlying funds valued at 100% of its net assets within a one-year period.

The Portfolios and Vanguard

Vanguard Variable Insurance Fund is a member of The Vanguard Group, a family of more than 180 mutual funds holding assets of approximately $2.2 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

According to an agreement applicable to the Portfolios and Vanguard, the Portfolios’ direct expenses will be offset by Vanguard for (1) the Portfolios’ contributions to the costs of operating the underlying Vanguard funds in which the Portfolios invest, and (2) certain savings in administrative and marketing costs that Vanguard expects to derive from the Portfolios’ operation.

The Fund’s trustees believe that the offsets should be sufficient to cover most, if not all, of the direct expenses incurred by the Portfolios. As a result, each Portfolio is expected to operate at a very low or zero direct expense ratio. Although the Portfolios are not expected to incur any net expenses directly, the Portfolios’ shareholders indirectly bear the expenses of the underlying Vanguard funds.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

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Investment Advisor

The Portfolios receive advisory services indirectly, by investing in other Vanguard funds and portfolios. Vanguard provides advisory services for each Portfolio, a fund of funds, by (1) maintaining the Portfolio’s allocation to its underlying investments, and (2) by providing advisory services to those underlying funds. As of December 31, 2012, Vanguard managed more than $1.7 trillion in total assets.

For a discussion of why the board of trustees approved each Portfolio’s investment advisory arrangement, see the Vanguard Variable Insurance Fund’s most recent semiannual report to shareholders covering the fiscal period ended June 30.

Vanguard’s Equity Investment Group is overseen by:

Mortimer J. Buckley, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard’s Equity Investment and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Mr. Buckley joined Vanguard in 1991 and has held various senior leadership positions with Vanguard. He received his A.B. in economics from Harvard and an M.B.A. from Harvard Business School.

Joseph Brennan, CFA, Principal of Vanguard and head of Vanguard’s Equity Index Group. He has oversight responsibility for all equity index funds managed by the Equity Investment Group. He first joined Vanguard in 1991. He received his B.A. in economics from Fairfield University and an M.S. in finance from Drexel University.

John Ameriks, Ph.D., Principal of Vanguard and head of Vanguard’s Active Equity Group. He has oversight responsibility for all active quantitative equity funds managed by the Equity Investment Group. He joined Vanguard in 2003. He received his A.B. in economics from Stanford University and a Ph.D. in economics from Columbia University.

The managers primarily responsible for the day-to-day management of the Porftolios are:

Michael H. Buek, CFA, Principal of Vanguard. He has been with Vanguard since 1987; has managed investment portfolios since 1991; and has co-managed the Conservative Allocation and Moderate Allocation Portfolios since 2013. Education: B.S., University of Vermont; M.B.A., Villanova University.

William Coleman, Portfolio Manager. He has worked in investment management since joining Vanguard in 2006, and has co-managed the Conservative Allocation and Moderate Allocation Portfolios since 2013. Education: B.S., King’s College; M.B.A., St. Joseph’s University.

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Walter Nejman, Portfolio Manager. He has been with Vanguard since 2005; has worked in investment management since 2008; and has co-managed the Conservative Allocation and Moderate Allocation Portfolios since 2013. Education: B.A., Arcadia University; M.B.A., Villanova University.

The Fund’s Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Portfolios.

Taxes

The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that fund your variable annuity or variable life insurance contract. The tax consequences to you of your investment in a Portfolio depend on the provisions of the annuity or life insurance contract through which you invest; please refer to the prospectus of such contract for more information.

The Portfolio intends to operate in such a manner that a separate account investing only in Portfolio shares will result in the variable annuity and variable life insurance contracts supported by that account receiving favorable tax treatment. This favorable treatment means that you will generally not be taxed on Portfolio distributions or proceeds on dispositions of Portfolio shares received by the separate account funding your contract. In order to qualify for this favorable treatment, the insurance company separate accounts that invest in the Portfolios must satisfy certain requirements. If a Portfolio funding your contract does not meet such requirements, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable currently to you. Also, if the IRS were to determine that contract holders have an impermissible level of control over the investments funding their contracts, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable currently to you. Please see the Vanguard Variable Insurance Funds’ Statement of Additional Information for more information.

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Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of a Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. The underlying Vanguard funds in which the Portfolios invest also do not calculate their NAV on days when the exchange is closed but the value of their assets may be affected to the extent that they hold foreign securities that trade on foreign markets that are open.

Each Portfolio’s NAV is calculated based upon the values of the underlying portfolio and mutual fund in which the Portfolio invests. The values of any underlying portfolio and mutual fund shares held by the Portfolio are based on the NAVs of the shares. The values of any ETF Shares held by the Portfolio are based on the market value of the shares. The prospectus for the underlying portfolio and fund explains the circumstances under which the underlying portfolio and fund will use fair-value pricing and the effects of doing so.

Each Portfolio’s NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

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Financial Highlights

The following financial highlights tables are intended to help you understand each Portfolio’s financial performance for the period shown, and certain information reflects financial results for a single Portfolio share. The total return in each table represents the rate that an investor would have earned or lost during the period on an investment in the Portfolio. The information for the six-month period ended June 30, 2013, has not been audited by an independent registered public accounting firm. The information for all periods in each table through December 31, 2012, has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with each Portfolio’s financial statements—is included in Vanguard Variable Insurance Fund’s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report by visiting vanguard.com or by contacting Vanguard by telephone or mail.

Yields and total returns presented for each Portfolio are net of the Portfolio’s operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

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Plain Talk About How to Read the Financial Highlights Table

This explanation uses the Conservative Allocation Portfolio as an example. The
Portfolio began the fiscal period ended June 30, 2013, with a net asset value (price)
of $22.27 per share. During the period, the Portfolio earned $0.482 per share from investment income and $0.279 per share in capital gain distributions. There was a decline of $0.256 per share from investments held or sold by the Portfolio, resulting in a net increase of $0.505 per share from investment operations.

Shareholders received $0.405 per share in the form of dividend and capital gains distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains

The share price at the end of the period was $22.37, reflecting earnings of
$0.505 per share and distributions of $0.405 per share. This was an increase of
$0.10 per share (from $22.27 at the beginning of the period to $22.37 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 2.25% for the period.

As of June 30, 2013, the Portfolio had approximately $84 million in net assets. For the period, the annualized acquired fund fees and expenses were 0.19% ($1.90 per $1,000 of net assets), and the annualized net investment income amounted to 2.41% of its average net assets. The Portfolio sold and replaced securities valued at an annualized rate of 42% of its net assets

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Conservative Allocation Portfolio

	Six	Year
	Months		Oct. 19,
	Ended	Ended 2011[1] to
	June 30,	Dec. 31,	Dec. 31,
For a Share Outstanding Throughout the Period	2013	2012	2011
Net Asset Value, Beginning of Period	$22.27	$20.44	$20.00
Investment Operations
Net Investment Income	.482[2]	.424[2]	.172[2]
Capital Gain Distributions Received	.279[2]	.197[2]	—
Net Realized and Unrealized Gain (Loss)
on Investments	(.256)	1.268	.268
Total from Investment Operations	.505	1.889	.440
Distributions
Dividends from Net Investment Income	(.215)	(.041)	—
Distributions from Realized Capital Gains	(.190)	(.018)	—
Total Distributions	(.405)	(.059)	—
Net Asset Value, End of Period	$22.37	$22.27	$20.44
Total Return	2.25%	9.25%	2.20%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$84	$61	$11
Ratio of Total Expenses to Average Net Assets	—	—	—
Acquired Fund Fees and Expenses	0.19%[3]	0.20%	0.25%[3]
Ratio of Net Investment Income to Average
Net Assets	2.41%[3]	1.97%	0.75%[3]
Portfolio Turnover Rate	42%[3]	17%	20%

1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.

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Moderate Allocation Portfolio

	Six	Year
	Months		Oct. 19,
	Ended	Ended	2011[1] to
	June 30,	Dec. 31,	Dec. 31,
For a Share Outstanding Throughout the Period	2013	2012	2011
Net Asset Value, Beginning of Period	$22.82	$20.47	$20.00
Investment Operations
Net Investment Income	.458[2]	.487[2]	.300[2]
Capital Gain Distributions Received	.309[2]	.276[2]	—
Net Realized and Unrealized Gain (Loss)
on Investments	.303	1.657	.170
Total from Investment Operations	1.070	2.420	.470
Distributions
Dividends from Net Investment Income	(.245)	(.064)	—
Distributions from Realized Capital Gains	(.235)	(.006)	—
Total Distributions	(.480)	(.070)	—
Net Asset Value, End of Period	$23.41	$22.82	$20.47
Total Return	4.69%	11.84%	2.35%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$96	$63	$13
Ratio of Total Expenses to Average Net Assets	—	—	—
Acquired Fund Fees and Expenses	0.19%[3]	0.20%	0.20%[3]
Ratio of Net Investment Income to Average
Net Assets	2.30%[3]	2.21%	1.24%[3]
Portfolio Turnover Rate	29%[3]	12%	2%

1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.

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General Information

This Portfolio of Vanguard Variable Insurance Fund offers its shares to insurance companies to fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Fund’s board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

If the board of trustees determines that continued offering of shares would be detrimental to the best interests of a Portfolio’s shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of a Portfolio’s shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.

If you wish to redeem money from a Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.

Each Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the Securities and Exchange Commission.

The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

If the board of trustees determines that it would be detrimental to the best interests of a Portfolio’s remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.

For certain categories of investors, each Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio’s behalf. Each Portfolio will be deemed to have received a purchase or

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redemption order when an authorized broker, or a broker’s authorized designee, accepts the order in accordance with the Portfolio’s instructions. In most cases, for these categories of investors, a contract owner’s properly transmitted order will be priced at the Portfolio’s next determined NAV after the order is accepted by the authorized broker or the broker’s designee. The contract owner should review the authorized broker’s policies relating to trading in the Vanguard funds.

We generally post on our website at vanguard.com, in the Portfolio section of the Profile page for each Portfolio (under Holdings Details), a detailed list of the securities held by the Portfolio as of the end of the most recent calendar quarter (as of the end of the month for stock, bond, and balanced index portfolios). This list is generally updated within 30 calendar days after the end of the calendar quarter (15 calendar days after the end of the month for stock, bond, and balanced index funds). For the Money Market Portfolio, a detailed list of the securities held by the Portfolio as of the last business day of the most recent month is updated within five business days after the end of the month. This list will remain available online for at least six months after the initial posting. Except with respect to the Money Market Portfolio, Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Portfolio. We also generally post on our website at vanguard.com, in the Overview section of the Profile page for each Portfolio the ten largest stock portfolio holdings of the Portfolio as of the end of the most recent month. This list is generally updated ten business days after the end of the month. Additionally, in the Portfolio section of the Profile page for each Portfolio (under Holdings Details) we generally post the ten largest stock portfolio holdings of the Portfolio and the percentage of the Portfolio’s total assets that each of these holdings represents, as of the end of the most recent calendar quarter. This list is generally updated within 15 calendar days after the end of the calendar quarter, except for Vanguard index funds (15 days after the end of the month). Please consult the Vanguard Variable Insurance Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

CFA® is a trademark owned by CFA Institute.

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Glossary of Investment Terms

Acquired Fund. Any mutual fund, business development company, closed-end investment company, or other pooled investment vehicle whose shares are owned by a portfolio.

Active Management. An investment approach that seeks to exceed the average returns of a particular financial market or market segment. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Average Maturity. The average length of time until bonds held by a portfolio reach maturity and are repaid. In general, the longer the average maturity, the more a portfolio’s share price fluctuates in response to changes in market interest rates. In calculating average maturity, a portfolio uses a bond’s maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, put, refunding, prepayment or redemption provision, or an adjustable coupon) will cause the bond to be repaid.

Barclays U.S. Aggregate Float Adjusted Index. An index that is the broadest representation of the taxable U.S. bond market, including most U.S. Treasury, agency, corporate, mortgage-backed, asset-backed, and international dollar-denominated issues, all with investment-grade ratings and maturities of one year or more. This Index weights its constituent securities based on the value of the constituent securities that are available for public trading, rather than the value of all constituent securities.

Bond. A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and generally to make regular interest payments until that date.

Capital Gains Distribution. Payment to portfolio shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company’s profits, some of which may be paid out as dividends.

Conservative Allocation Composite Index. An index that is weighted 48% Barclays U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, 12% Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index, and 12% FTSE Global All Cap ex US Index.

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Corporate Bond. An IOU issued by a business that wants to borrow money. As with other types of bonds, the issuer promises to repay the borrowed money on a specific date and generally to make interest payments in the meantime.

Coupon. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

Distributions. Payments to portfolio shareholders of dividend income, capital gains, and return of capital generated by the portfolio’s investment activities and distribution policies, after expenses.

Dividend Distribution. Payment to portfolio shareholders of income from interest or dividends generated by a portfolio’s investments.

Dow Jones U.S. Total Stock Market Float Adjusted Index. An index that represents the entire U.S. stock market and tracks more than 5,000 stocks, excluding shares of securities not available for public trading.

Duration. A measure of the sensitivity of bond—and bond fund—prices to interest rate movements. For example, if a bond has a duration of two years, its price would fall by approximately 2% when interest rates rose by 1%. On the other hand, the bond’s price would rise by approximately 2% when interest rates fell by 1%.

Expense Ratio. A portfolio’s total annual operating expenses expressed as a percentage of the portfolio’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Face Value. The amount to be paid at a bond’s maturity; also known as the par value or principal.

Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower must pay a fixed, variable, or floating rate of interest.

Float-Adjusted Index. An index that weights its constituent securities based on the value of the constituent securities that are available for public trading, rather than the value of all constituent securities. Some portion of an issuer’s securities may be unavailable for public trading because, for example, those securities are owned by company insiders on a restricted basis or by a government agency. By excluding unavailable securities, float-adjusted indexes can produce a more accurate picture of the returns actually experienced by investors in the measured market.

Fund of Funds. A mutual fund that pursues its objective by investing in other mutual funds.

Inception Date. The date on which the assets of a portfolio are first invested in accordance with the portfolio’s investment objective. For portfolios with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark or “index.”

Investment-Grade Bond. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund’s advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered investment-grade. Other debt securities may be considered by an advisor to be investment-grade.

Median Market Capitalization. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio’s stocks, weighted by the proportion of the portfolio’s assets invested in each stock. Stocks representing half of the portfolio’s assets have market capitalizations above the median, and the rest are below it.

Moderate Allocation Composite Index. An index that is weighted 42% S&P Total Market Index, 32% Barclays U.S. Aggregate Float Adjusted Index, 18% FTSE Global All Cap ex US Index, and 8% Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index.

Mortgage-Backed Security. A bond or pass-through certificate that represents an interest in an underlying pool of mortgages and is issued by various government agencies or private corporations. Unlike ordinary fixed income securities, mortgage-backed securities include both interest and principal as part of their regular payments.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Non-Investment-Grade Bond. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund advisor, to be uncertain. These high-risk corporate bonds have a credit-quality rating equivalent to or below Moody’s Ba or Standard & Poor’s BB and are commonly referred to as “junk bonds.”

Principal. The face value of a debt instrument or the amount of money put into an investment.

Securities. Stocks, bonds, money market instruments, and other investments.

Standard & Poor’s 500 Index. An index that is a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies.

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Total Return. A percentage change, over a specified time period, in a portfolio’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a portfolio’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

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P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

For More Information

If you would like more information about Vanguard Variable Insurance Fund Conservative Allocation and Moderate Allocation Portfolios, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Portfolio’s investments is available in Vanguard Variable Insurance Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Portfolio and is incorporated by reference into (and thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit vanguard.com or contact us as follows:

Vanguard Annuity and Insurance Services P.O. Box 2600 Valley Forge, PA 19482-2600 Telephone: 800-522-5555

Text Telephone for people with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC’s website at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

Fund’s Investment Company Act file number: 811-05962

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P 710 092013

Vanguard Variable Insurance Fund

Balanced Portfolio

September 30, 2013

Prospectus

This prospectus contains financial data for the Portfolio through the fiscal period ended June 30, 2013.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Portfolio Summary	1	Financial Highlights	18
More on the Portfolio	5	General Information	21
The Portfolio and Vanguard	14	Glossary of Investment Terms	23
Investment Advisor	14
Taxes	16
Share Price	16

Portfolio Summary

Investment Objective

The Portfolio seeks to provide long-term capital appreciation and reasonable current income.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the table and in the example that follow do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

Annual Portfolio Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.24%
12b-1 Distribution Fee	None
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.26%

Example

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio’s shares. This example assumes that the Portfolio provides a return of 5% a year and that total annual portfolio operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$27	$84	$146	$331

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Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the previous expense example, reduce the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 24%.

Primary Investment Strategies

The Portfolio invests 60% to 70% of its assets in dividend-paying and, to a lesser extent, non-dividend-paying common stocks of established large and mid-size companies. In choosing these companies, the advisor seeks those that appear to be undervalued but have prospects for improvement. These stocks are commonly referred to as value stocks. The remaining 30% to 40% of Portfolio assets are invested mainly in fixed income securities that the advisor believes will generate a reasonable level of current income. These securities include investment-grade corporate bonds, with some exposure to U.S. Treasury and government agency bonds, and mortgage-backed securities.

Primary Risks

The Portfolio is subject to the risks associated with the stock and bond markets, any of which could cause an investor to lose money. However, because stock and bond prices can move in different directions or to different degrees, the Portfolio’s bond holdings may counteract some of the volatility experienced by the Portfolio’s stock holdings.

• With approximately 60% to 70% of its assets allocated to stocks, the Portfolio is proportionately subject to stock risks: stock market risk, which is the chance that stock prices overall will decline; and investment style risk, which is the chance that returns from large- and mid-capitalization value stocks will trail returns from the overall stock market. Large- and mid-cap stocks each tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years. Historically, mid-cap stocks have been more volatile in price than large-cap stocks.

• With approximately 30% to 40% of its assets allocated to bonds, the Portfolio is proportionately subject to bond risks: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; income risk, which is the chance that the Portfolio’s income will decline because of falling interest rates; credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline; and call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupons or interest rates before their maturity dates.

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The Portfolio would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Portfolio’s income. For mortgage-backed securities, this risk is known as prepayment risk.

• The Portfolio is also subject to manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index and a composite stock/bond index, which have investment characteristics similar to those of the Portfolio. The Portfolio’s returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio’s returns, the returns would be lower. Keep in mind that the Portfolio’s past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com or by calling Vanguard toll-free at 800-522-5555.

Annual Total Returns — Balanced Portfolio1

1 The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2013, was 8.79%.

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During the periods shown in the bar chart, the highest return for a calendar quarter was 13.60% (quarter ended June 30, 2009), and the lowest return for a quarter was –10.86% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Balanced Portfolio	12.56%	4.28%	8.20%
Comparative Indexes
(reflect no deduction for fees or expenses)
Standard & Poor’s 500 Index	16.00%	1.66%	7.10%
Composite Stock/Bond Index	13.36	3.81	6.82

Investment Advisor
Wellington Management Company, LLP

Portfolio Managers

Edward P. Bousa, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management. He has managed the stock portion of the Portfolio since 2003.

John C. Keogh, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management. He has managed the bond portion of the Portfolio since 2003.

Tax Information

The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Portfolio shares are offered.

Payments to Financial Intermediaries

The Portfolio and its investment advisor do not pay financial intermediaries for sales of Portfolio shares.

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More on the Portfolio

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: Generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [flag] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.

A Note About Vanguard Variable Insurance Fund

The Balanced Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

The Balanced Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio’s investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That’s because you, as a contract owner, pay a proportionate share of the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio’s performance.

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The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Portfolio’s management, may change investment strategies or policies in the interests of shareholders without a shareholder vote, unless those policies are designated as fundamental.

Market Exposure

Stocks

The Portfolio invests 60% to 70% of its assets in common stocks.

The Portfolio is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor’s 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

U.S. Stock Market Returns (1926–2012)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.8%
Worst	–43.1	–12.4	–1.4	3.1
Average	11.8	9.8	10.5	11.2

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2012. You can see, for example, that while the average annual return on common stocks for all of the 5-year periods was 9.8%, average annual returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average annual returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or this Portfolio in particular.

The Portfolio is subject to investment style risk, which is the chance that returns from large- and mid-capitalization value stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

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Bonds

The Portfolio invests 30% to 40% of its assets in bonds.

Plain Talk About Bonds and Interest Rates

As a rule, when interest rates rise, bond prices fall. The opposite is also true:
Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let’s assume that you hold a bond offering a 4%
yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 5% yield. With higher-yielding bonds available, you would have trouble selling your 4% bond for the price you paid—you would probably have to lower your asking price. On the other hand, if interest rates were falling and 3% bonds were being offered, you should be able to sell your 4%
bond for more than you paid.

The Portfolio is subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates.

Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds of different maturities, each with a face value of $1,000.

How Interest Rate Changes Affect the Value of a $1,000 Bond[1]
	After a 1%	After a 1%	After a 2%	After a 2%
Type of Bond (Maturity)	Increase	Decrease	Increase	Decrease
Short-Term (2.5 years)	$977	$1,024	$954	$1,049
Intermediate-Term (10 years)	922	1,086	851	1,180
Long-Term (20 years)	874	1,150	769	1,328
1 Assuming a 4% coupon.

These figures are for illustration only; you should not regard them as an indication of future performance of the bond market as a whole or the Portfolio in particular.

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The Portfolio is subject to income risk, which is the chance that the Portfolio’s income will decline because of falling interest rates. The Portfolio’s income declines when interest rates fall because the Portfolio then must invest in lower-yielding bonds.

Security Selection

The Portfolio invests in both stocks and bonds. Roughly 60% to 70% of the Portfolio’s assets are invested in stocks and the remaining 30% to 40% are invested in bonds. The stock portion of the Portfolio is subject to stock market risk and investment style risk, while the bond portion of the Portfolio is subject to interest rate risk, income risk, call risk, and credit risk; both portions of the Portfolio are subject to manager risk. The Portfolio’s bond holdings help to reduce—but not eliminate—some of the stock market volatility experienced by the Portfolio. Likewise, changes in interest rates may not have as dramatic an effect on the Portfolio as they would on a Portfolio made up entirely of bonds. The Portfolio’s balanced holdings, in the long run, should result in less investment risk—and a lower investment return—than those of a portfolio investing exclusively in common stocks.

Plain Talk About Balanced Funds

Balanced funds are generally “middle-of-the-road” investments that seek to provide some combination of income, capital appreciation, and conservation of capital by investing in a mix of stocks and bonds. Because prices of stocks and bonds can respond differently to various economic events and influences, a balanced fund should experience less investment risk than a fund investing exclusively in stocks.

For the stock portion of the Portfolio, the advisor uses extensive research to find what it considers to be undervalued stocks of established large and mid-size companies. The advisor considers a stock to be undervalued if company earnings, or potential earnings, are not fully reflected in the stock’s share price. The advisor’s goal is to identify and purchase these securities before their value is recognized by other investors. The advisor emphasizes stocks that, on average, provide a higher level of dividend income than that generally provided by stocks in the overall market. By adhering to this stock selection strategy and by investing in a wide variety of companies and industries, the advisor expects to moderate overall risk. The asset-weighted median market capitalization of the Portfolio’s stock holdings as of December 31, 2012, was $62 billion.

For the bond portion of the Portfolio, the advisor selects investment-grade bonds that it believes will generate a reasonable level of current income. These may include short-,

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intermediate-, and long-term corporate and U.S. Treasury, government agency, and asset-backed bonds; as well as mortgage-backed securities. The advisor does not generally make large adjustments in the average maturity of the Portfolio’s bond holdings in anticipation of changes in interest rates. Although the Portfolio does not have specific maturity guidelines, the average duration of the Portfolio’s bond holdings as of December 31, 2012, was 5.9 years.

The Portfolio is subject to manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

Plain Talk About Types of Bonds

Bonds are issued (sold) by many sources: Corporations issue corporate bonds;
the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; and mortgage holders issue “mortgage-
backed” pass-through certificates. Each issuer is responsible for paying back the bond’s initial value as well as for making periodic interest payments.

A breakdown of the Portfolio’s bond holdings (which amounted to 33.1% of the Portfolio’s net assets), as of December 31, 2012, follows:

Type of Bond	Percentage of Portfolio’s Bond Holdings
Industrial	33.1%
Finance	28.7
Treasury/Agency	13.7
Utilities	7.8
Government Mortgage-Backed	6.2
Asset-Backed/Commercial Mortgage-Backed	2.9
Foreign	2.2
Other	5.4

The advisor purchases bonds of investment-grade quality—that is, bonds that are rated at least Baa3 by Moody’s Investors Service, Inc., or BBB– by Standard & Poor’s—and, to a lesser extent, unrated bonds that are of comparable credit quality in the advisor’s opinion.

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The Portfolio is subject to credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline.

Plain Talk About Credit Quality

A bond’s credit-quality rating is an assessment of the issuer’s ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody’s or Standard & Poor’s), or through independent analysis conducted by a fund’s advisor. The lower the rating, the greater the chance—in the rating agency’s or advisor’s opinion—that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond’s credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-
grade bonds are those rated in one of the four highest ratings categories. A portfolio may treat an unrated bond as investment-grade if warranted by the advisor’s analysis.

The Portfolio is subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupons or interest rates before their maturity dates. The Portfolio would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Portfolio’s income. For mortgage-backed securities, this risk is known as prepayment risk. The Portfolio may invest a portion of its assets in mortgage-backed securities and callable bonds. Call/prepayment risk should be low for the Portfolio.

Although the mix of stocks and bonds varies from time to time, depending on the advisor’s view of economic and market conditions, the stock portion can be expected to represent at least 60% of the Portfolio’s holdings under normal circumstances.

Other Investment Policies and Risks

The Portfolio may invest up to 25% of its assets in foreign securities, which may include depositary receipts. Foreign securities may be traded on U.S. or foreign markets. To the extent that it owns foreign securities, the Portfolio is subject to country risk and currency risk. Country risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries. In addition, the prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite

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directions. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

The Portfolio may also invest in securities that are convertible to common stocks, as well as invest modestly in collateralized mortgage obligations (CMOs), which offer a high degree of cash-flow predictability and a low level of vulnerability to mortgage prepayment risk. To reduce credit risk, these less-risky classes of CMOs are purchased only if they are issued by agencies of the U.S. government or issued by private companies that carry high-quality investment-grade ratings.

The Portfolio may also invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond or currency), a physical asset (such as gold, oil, or wheat), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Portfolio to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Portfolio may invest a portion of its total assets in bond futures contracts, options, straddles, credit swaps, interest rate swaps, total rate of return swaps, and other types of derivatives. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

The Portfolio may enter into foreign currency exchange forward contracts, which are a type of derivative. A foreign currency exchange forward contract is an agreement to buy or sell a country’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Managers of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in currency exchange rates. These contracts, however, would not prevent the Portfolio’s securities from falling in value during foreign market downswings.

Plain Talk About Derivatives

Derivatives can take many forms. Some forms of derivatives, such as exchange-
traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.

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Cash Management

The Portfolio’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Portfolio bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures

The Portfolio may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Portfolio’s best interest, so long as the alternative is consistent with the Portfolio’s investment objective. For instance, the Portfolio may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Portfolio’s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Portfolio is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.

In addition, the Portfolio may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash, commercial paper, or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by an investor engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund investors, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds and short-term bond funds, excluding Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, excluding Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and

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discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to Vanguard ETF® Shares because frequent trading in ETF Shares does not disrupt portfolio management or otherwise harm fund investors. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because of a history of frequent trading by the investor or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients’ trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Portfolio shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.

See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.

The Portfolio, in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

A mutual fund’s turnover rate is a measure of its trading activity. The Portfolio may sell securities regardless of how long they have been held. The historical turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus. A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.

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Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in a fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions, dealer markups, and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.

The Portfolio and Vanguard

Vanguard Variable Insurance Fund is a member of The Vanguard Group, a family of more than 180 mutual funds holding assets of approximately $2.2 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisor

Wellington Management Company, LLP (Wellington Management), 280 Congress Street, Boston, MA 02210, provides advisory services for the Portfolio. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides investment services to investment

14

companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2012, Wellington Management had investment management authority with respect to approximately $758 billion in assets. The firm manages the Portfolio subject to the supervision and oversight of Vanguard and the Fund’s board of trustees.

The Portfolio pays the advisor a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets under management during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of the Portfolio relative to that of a Composite Stock/Bond Index over the preceding 36-month period. The Index is a composite benchmark, weighted 65% in the Standard & Poor’s 500 Index and 35% in the Barclays U.S. Credit A or Better Bond Index. When the performance adjustment is positive, the Portfolio’s expenses increase; when it is negative, expenses decrease.

For the fiscal year ended December 31, 2012, the advisory fee paid to Wellington Management represented an effective annual rate of 0.06% of the Portfolio’s average net assets, before a performance-based decrease of 0.01%.

Under the terms of an SEC exemptive order, the Fund’s board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Portfolio’s advisory arrangements will be communicated to shareholders in writing. In addition, as the Portfolio’s sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Portfolio, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing investment advisory agreement be revised.

For a discussion of why the board of trustees approved the Portfolio’s investment advisory agreement, see the Vanguard Variable Insurance Fund’s most recent semiannual report to shareholders covering the fiscal period ended June 30.

The managers primarily responsible for the day-to-day management of the Portfolio are: Edward P. Bousa, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management. He has worked in investment management since 1984; has managed assets for Wellington Management and has assisted in the management of the Balanced Portfolio since 2000; and has managed the stock portion of the Balanced Portfolio since 2003. Education: B.A., Williams College; M.B.A., Harvard Business School.

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John C. Keogh, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management. He has worked in investment management since 1979; has been with Wellington management since 1983; and has managed the bond portion of the Balanced Portfolio since 2003. Education: B.A., Tufts University.

The Fund’s Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Portfolio.

Taxes

The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that fund your variable annuity or variable life insurance contract. The tax consequences to you of your investment in a Portfolio depend on the provisions of the annuity or life insurance contract through which you invest; please refer to the prospectus of such contract for more information.

The Portfolio intends to operate in such a manner that a separate account investing only in Portfolio shares will result in the variable annuity and variable life insurance contracts supported by that account receiving favorable tax treatment. This favorable treatment means that you will generally not be taxed on Portfolio distributions or proceeds on dispositions of Portfolio shares received by the separate account funding your contract. In order to qualify for this favorable treatment, the insurance company separate accounts that invest in the Portfolio must satisfy certain requirements. If a Portfolio funding your contract does not meet such requirements, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable currently to you. Also, if the IRS were to determine that contract holders have an impermissible level of control over the investments funding their contracts, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable currently to you. Please see the Vanguard Variable Insurance Funds’ Statement of Additional Information for more information.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio’s assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.

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Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Debt securities held by a Vanguard portfolio are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a portfolio’s cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a portfolio are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a portfolio are based on the market value of the shares.

When a portfolio determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A portfolio also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign stocks, which may trade on foreign exchanges that close many hours before the portfolio’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement), or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the portfolio’s pricing time or a security does not trade in the course of a day, and (2) the portfolio holds enough of the security that its price could affect the portfolio’s NAV. A portfolio may use fair-value pricing with respect to its fixed income securities on bond market holidays when the portfolio is open for business (such as Columbus Day and Veterans Day).

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.

The Portfolio’s NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

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Financial Highlights

The following financial highlights table is intended to help you understand the Portfolio’s financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). The information for the six-month period ended June 30, 2013, has not been audited by an independent registered public accounting firm. The information for all periods in the table through December 31, 2012, has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Portfolio’s financial statements—is included in Vanguard Variable Insurance Fund’s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report by visiting vanguard.com or by contacting Vanguard by telephone or mail.

Yields and total returns presented for the Portfolio are net of the Portfolio’s operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

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Plain Talk About How to Read the Financial Highlights Table

The Portfolio began the fiscal period ended June 30, 2013, with a net asset value
(price) of $20.70 per share. During the period, the Portfolio earned $0.267 per share from investment income (interest and dividends) and $1.533 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them.

Shareholders received $1.030 per share in the form of dividend and capital gains distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the period was $21.47, reflecting earnings of $1.80 per share and distributions of $1.030 per share. This was an increase of $0.77 per share (from $20.70 at the beginning of the period to $21.47 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 8.79% for the period.

As of June 30, 2013, the Portfolio had approximately $1.9 billion in net assets. For the period, the annualized expense ratio was 0.27% ($2.70 per $1,000 of net assets), and the annualized net investment income amounted to 2.63% of its average net assets. The Portfolio sold and replaced securities valued at an annualized rate of 30% of its net assets.

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Balanced Portfolio
	Six			Year Ended December 31,
	Months
	Ended
For a Share Outstanding Throughout	June 30,
Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$20.70	$18.90	$18.70	$17.35	$14.85	$20.76
Investment Operations
Net Investment Income	.267	.547	.552	.506	.526	.660
Net Realized and Unrealized Gain (Loss)
on Investments	1.533	1.800	.143	1.369	2.674	(5.060)
Total from Investment Operations	1.800	2.347	.695	1.875	3.200	(4.400)
Distributions
Dividends from Net Investment Income	(.550)	(.547)	(.495)	(.525)	(.700)	(.640)
Distributions from Realized Capital Gains	(.480)	—	—	—	—	(.870)
Total Distributions	(1.030)	(.547)	(.495)	(.525)	(.700)	(1.510)
Net Asset Value, End of Period	$21.47	$20.70	$18.90	$18.70	$17.35	$14.85
Total Return	8.79%	12.56%	3.70%	11.02%	22.90% –22.57%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,883	$1,691	$1,430	$1,397	$1,284	$1,108
Ratio of Total Expenses to Average
Net Assets[1]	0.27%[3]	0.26%	0.29%	0.30%	0.31%	0.25%
Ratio of Net Investment Income to
Average Net Assets	2.63%[3]	2.86%	2.95%	2.90%	3.44%	3.54%
Portfolio Turnover Rate	30%[3]	24%[2]	36%[2]	38%	30%	31%

1 Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.01%), 0.00%, 0.01%, 0.01%, and 0.01%.

2 Includes 14%, 18% and 9% attributable to mortgage-dollar-roll activity.

3 Annualized.

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General Information

This Portfolio of Vanguard Variable Insurance Fund offers its shares to insurance companies to fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Fund’s board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio’s shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio’s shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.

If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.

The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the Securities and Exchange Commission.

The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

If the board of trustees determines that it would be detrimental to the best interests of the Portfolio’s remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.

For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio’s behalf. The Portfolio will be deemed to have received a purchase or

21

redemption order when an authorized broker, or a broker’s authorized designee, accepts the order in accordance with the Portfolio’s instructions. In most cases, for these categories of investors, a contract owner’s properly transmitted order will be priced at the Portfolio’s next determined NAV after the order is accepted by the authorized broker or the broker’s designee. The contract owner should review the authorized broker’s policies relating to trading in the Vanguard funds.

We generally post on our website at vanguard.com, in the Portfolio section of the Profile page for the Portfolio (under Holdings Details), a detailed list of the securities held by the Portfolio as of the end of the most recent calendar quarter (as of the end of the month for stock, bond, and balanced index portfolios). This list is generally updated within 30 calendar days after the end of the calendar quarter (15 calendar days after the end of the month for stock, bond, and balanced index funds). For the Money Market Portfolio, a detailed list of the securities held by the Portfolio as of the last business day of the most recent month is updated within five business days after the end of the month. This list will remain available online for at least six months after the initial posting. Except with respect to the Money Market Portfolio, Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Portfolio. We also generally post on our website at vanguard.com, in the Overview section of the Profile page for the Portfolio the ten largest stock portfolio holdings of the Portfolio as of the end of the most recent month. This list is generally updated ten business days after the end of the month. Additionally, in the Portfolio section of the Profile page for the Portfolio (under Holdings Details) we generally post the ten largest stock portfolio holdings of the Portfolio and the percentage of the Portfolio’s total assets that each of these holdings represents, as of the end of the most recent calendar quarter. This list is generally updated within 15 calendar days after the end of the calendar quarter, except for Vanguard index funds (15 days after the end of the month). Please consult the Vanguard Variable Insurance Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

CFA® is a trademark owned by CFA Institute.

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Glossary of Investment Terms

Bond. A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and generally to make regular interest payments until that date.

Capital Gains Distribution. Payment to portfolio shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company’s profits, some of which may be paid out as dividends.

Composite Stock/Bond Index. An index weighted 65% S&P 500 Index and 35% Barclays U.S. Credit A or Better Bond Index.

Coupon. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

Dividend Distribution. Payment to portfolio shareholders of income from interest or dividends generated by a portfolio’s investments.

Duration. A measure of the sensitivity of bond—and bond portfolio—prices to interest rate movements. For example, if a bond has a duration of two years, its price would fall by approximately 2% when interest rates rose by 1%. On the other hand, the bond’s price would rise by approximately 2% when interest rates fell by 1%.

Expense Ratio. A portfolio’s total annual operating expenses expressed as a percentage of the portfolio’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Face Value. The amount to be paid at a bond’s maturity; also known as the par value or principal.

Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower must pay a fixed, variable, or floating rate of interest.

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Inception Date. The date on which the assets of a portfolio are first invested in accordance with the portfolio’s investment objective. For portfolios with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Investment-Grade Bond. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a portfolio’s advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered investment-grade. Other debt securities may be considered by an advisor to be investment-grade.

Median Market Capitalization. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio’s stocks, weighted by the proportion of the portfolio’s assets invested in each stock. Stocks representing half of the portfolio’s assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Principal. The face value of a debt instrument or the amount of money put into an investment.

Securities. Stocks, bonds, money market instruments, and other investments.

Standard & Poor’s 500 Index. An index that is a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies.

Total Return. A percentage change, over a specified time period, in a portfolio’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a portfolio’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

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P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

For More Information

If you would like more information about Vanguard Variable Insurance Fund Balanced Portfolio, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Portfolio’s investments is available in Vanguard Variable Insurance Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Portfolio and is incorporated by reference into (and thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit vanguard.com or contact us as follows:

Vanguard Annuity and Insurance Services P.O. Box 2600 Valley Forge, PA 19482-2600 Telephone: 800-522-5555

Text Telephone for people with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC’s website at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

Fund’s Investment Company Act file number: 811-05962

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P 106 092013

Vanguard Variable Insurance Fund

Equity Income Portfolio

September 30, 2013

Prospectus

This prospectus contains financial data for the Portfolio through the fiscal period ended June 30, 2013.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Portfolio Summary	1	Financial Highlights	17
More on the Portfolio	5	General Information	20
The Portfolio and Vanguard	12	Glossary of Investment Terms	22
Investment Advisors	12
Taxes	14
Share Price	15

Portfolio Summary

Investment Objective

The Portfolio seeks to provide an above-average level of current income and reasonable long-term capital appreciation.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the table and in the example that follow do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

Annual Portfolio Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.29%
12b-1 Distribution Fee	None
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses	0.33%

Example

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio’s shares. This example assumes that the Portfolio provides a return of 5% a year and that total annual portfolio operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$34	$106	$185	$418

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Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the previous expense example, reduce the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 28%.

Primary Investment Strategies

The Portfolio invests mainly in common stocks of medium-size and large companies whose stocks pay above-average levels of dividend income and are considered to have the potential for capital appreciation. In addition, the advisors generally look for companies that they believe are committed to paying dividends consistently. Under normal circumstances, the Portfolio will invest at least 80% of its assets in equity securities. The Portfolio’s 80% policy may be changed only upon 60 days’ notice to shareholders. The Portfolio uses multiple investment advisors.

Primary Risks

An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio is subject to the following risks, which could affect the Portfolio’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

• Investment style risk, which is the chance that returns from mid- and large-capitalization dividend-paying value stocks will trail returns from the overall stock market. Mid- and large-cap stocks each tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years. Historically, mid-cap stocks have been more volatile in price than large-cap stocks.

• Manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index and other comparative benchmarks, which have investment characteristics similar to those of the Portfolio. The Portfolio’s returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio’s returns, the returns would be lower. Returns for the Variable Insurance Equity Income Funds Average are derived from data provided by Lipper, a Thomson Reuters Company. Keep in mind that the Portfolio’s past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com or by calling Vanguard toll-free at 800-522-5555.

1 The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2013, was 15.27%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 15.14% (quarter ended September 30, 2009), and the lowest return for a quarter was –17.99% (quarter ended December 31, 2008).

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Average Annual Total Returns for Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Equity Income Portfolio	13.40%	2.96%	7.92%
Comparative Benchmarks
(reflect no deduction for fees or expenses)
FTSE High Dividend Yield Index	12.75%	2.60%	—%
Spliced Equity Income Index	12.75	2.60	8.60
Variable Insurance Equity Income Funds Average	14.86	0.96	6.86

Investment Advisors
Wellington Management Company, LLP

The Vanguard Group, Inc.

Portfolio Managers

W. Michael Reckmeyer, III, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management. He has managed a portion of the Portfolio since 2007.

Michael R. Roach, CFA, Portfolio Manager at Vanguard. He has co-managed a portion of the Portfolio since 2012.

James P. Stetler, Principal of Vanguard. He has managed a portion of the Portfolio since 2003 (co-managed since 2012).

James D. Troyer, CFA, Principal of Vanguard. He has co-managed a portion of the Portfolio since 2012.

Tax Information

The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Portfolio shares are offered.

Payments to Financial Intermediaries

The Portfolio and its investment advisors do not pay financial intermediaries for sales of Portfolio shares.

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More on the Portfolio

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: Generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [flag] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.

A Note About Vanguard Variable Insurance Fund

The Equity Income Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

The Equity Income Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio’s investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That’s because you, as a contract owner, pay a proportionate share of the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio’s performance.

The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Portfolio’s management, may change investment strategies or policies in the

5

interests of shareholders without a shareholder vote, unless those policies are designated as fundamental.

Market Exposure

The Portfolio invests mainly in common stocks of U.S. companies.

The Portfolio is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor’s 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

U.S. Stock Market Returns (1926–2012)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.8%
Worst	–43.1	–12.4	–1.4	3.1
Average	11.8	9.8	10.5	11.2

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2012. You can see, for example, that while the average annual return on common stocks for all of the 5-year periods was 9.8%, average annual returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average annual returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or this Portfolio in particular.

Mutual funds that invest in stocks are often classified according to market value or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It’s important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Portfolio as of December 31, 2012, was $73.3 billion.

Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of both. The Equity Income Portfolio generally fits into the large-cap value category.

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The Portfolio is subject to investment style risk, which is the chance that returns from mid- or large-cap dividend-paying value stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

Plain Talk About Growth Funds and Value Funds

Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to measures such as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.

Security Selection

The Portfolio invests mainly in common stocks of mid-size and large companies whose stocks pay above-average dividends. At the time of purchase by the Portfolio, a stock can be out of favor with the investment community. Stocks purchased by the Portfolio are expected to produce a high and stable level of income and to have the potential for long-term capital appreciation.

The Portfolio uses multiple investment advisors. Each investment advisor independently selects and maintains a selections of common stocks for the Portfolio. These advisors employ active investment management methods, which means that securities are bought and sold according to the advisors’ evaluations of companies and their financial prospects, the prices of the securities, and the stock market and economy in general. Each advisor will sell a security when, in the view of the advisor, it is no longer as attractive as an alternative investment. Each advisor uses different processes to select securities for its portion of the Portfolio’s assets; however, each is committed to buying stocks that it believes will produce above-average income and that, in the advisor’s opinion, have the potential for long-term capital appreciation.

Wellington Management Company, LLP (Wellington Management), which manages approximately 62% of the Portfolio’s assets, employs a fundamental security analysis approach to identify desirable individual stocks, seeking those that typically offer above-average dividend yields, below-average valuations, and the potential for dividend increases in the future.

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The Vanguard Group Inc. (Vanguard) manages approximately 33% of the Portfolio’s assets by constructing a diversified portfolio of dividend-yielding stocks based on its assessment of the relative return potential of the underlying securities. Vanguard selects securities that it believes offer a good balance between reasonable valuations and attractive growth prospects relative to their industry peers. Vanguard implements its stock selection process through the use of quantitative models to evaluate all of the securities in the Portfolio’s benchmark, FTSE High Dividend Yield Index, while maintaining a risk profile similar to that of the Index.

In addition, Vanguard manages approximately 5% of the Portfolio’s assets by investing in stock index futures, which are a type of derivative, and/or shares of exchange-traded funds (ETFs), including ETF Shares of other Vanguard Funds. For more details, see “Other Investment Policies and Risks.”

The Portfolio is subject to manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

Other Investment Policies and Risks

The Portfolio may invest up to 25% of its assets in foreign securities. To the extent that it owns foreign securities, the Portfolio is subject to country risk and currency risk. Country risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries. In addition, the prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

The Portfolio may also invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold, oil, or wheat), or a market index (such as the S&P 500 Index).

The Portfolio may enter into foreign currency exchange forward contracts, which are a type of derivative. A foreign currency exchange forward contract is an agreement to buy or sell a country’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Managers of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in U.S. dollar/foreign currency exchange rates. These contracts, however, would not prevent the Portfolio’s securities from falling in value during foreign market downswings.

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Plain Talk About Derivatives

Derivatives can take many forms. Some forms of derivatives, such as exchange-
traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.

Vanguard typically invests a small portion of the Portfolio’s assets in stock index futures, which are a type of derivative, and/or shares of exchange-traded funds (ETFs), including ETF Shares issued by Vanguard stock funds. These stock index futures and ETFs typically provide returns similar to those of common stocks. Vanguard may purchase futures or ETFs when doing so will facilitate cash management, reduce the Portfolio’s transaction costs, or potentially add value because the instruments are favorably priced. Vanguard receives no additional revenue from Portfolio assets invested in ETF Shares of other Vanguard funds. Portfolio assets invested in Vanguard ETF Shares are excluded when allocating to the Portfolio its share of the costs of Vanguard operations.

Cash Management

The Portfolio’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Portfolio bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures

The Portfolio may temporarily depart from its normal investment policies and strategies when an advisor believes that doing so is in the Portfolio’s best interest, so long as the alternative is consistent with the Portfolio’s investment objective. For instance, the Portfolio may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Portfolio’s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Portfolio is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.

In addition, the Portfolio may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash, commercial paper, or other less volatile instruments—in

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response to adverse or unusual market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by an investor engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund investors, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds and short-term bond funds, excluding Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, excluding Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to Vanguard ETF® Shares because frequent trading in ETF Shares does not disrupt portfolio management or otherwise harm fund investors. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because of a history of frequent trading by the investor, or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

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You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients’ trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Portfolio shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.

See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.

The Portfolio, in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

A mutual fund’s turnover rate is a measure of its trading activity. The Portfolio may sell securities regardless of how long they have been held. The historical turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus. A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in a fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.

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The Portfolio and Vanguard

Vanguard Variable Insurance Fund is a member of The Vanguard Group, a family of more than 180 mutual funds holding assets of approximately $2.2 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisors

The Portfolio uses a multimanager approach. Each advisor independently manages its assigned portion of the Portfolio’s assets, subject to the supervision and oversight of Vanguard and the Fund’s board of trustees. The board of trustees designates the proportion of Portfolio assets to be managed by each advisor and may change these proportions at any time.

Wellington Management Company, LLP (Wellington Management), 280 Congress Street, Boston, MA 02210, and the Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, each provide investment advisory services for the Portfolio.

Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2012, Wellington Management had investment management authority with respect to approximately

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$758 billion in assets. The firm manages the Portfolio subject to the supervision and oversight of Vanguard and the Fund’s board of trustees.

Vanguard, which began operations in 1975, serves as advisor to the Portfolio through its Equity Investment Group. As of December 31, 2012, Vanguard managed approximately $1.7 trillion in assets.

The Portfolio pays Wellington Management a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The performance adjustment, also paid quarterly, is based on the cumulative total return of the advisor’s portion of the Portfolio relative to that of the FTSE High Dividend Yield Index over the preceding 36-month period. When the performance adjustment is positive, the Portfolio’s expenses increase; when it is negative, expenses decrease.

Vanguard provides investment advisory services to the Portfolio on an at-cost basis.

For the fiscal year ended December 31, 2012, the aggregate advisory fees and expenses represented an effective annual rate of 0.09% of the Portfolio’s average net assets, before a performance-based increase of less than 0.01%.

Under the terms of an SEC exemptive order, the Fund’s board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Portfolio’s advisory arrangements will be communicated to shareholders in writing. As the Portfolio’s sponsor and overall manager, The Vanguard Group may provide additional investment advisory services to the Portfolio, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing investment advisory agreement be revised.

For a discussion of why the board of trustees approved the Portfolio’s investment advisory arrangements, see the Vanguard Variable Insurance Fund’s most recent semiannual report to shareholders covering the fiscal period ended June 30.

Vanguard’s Equity Investment Group is overseen by:

Mortimer J. Buckley, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard’s Equity Investment and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Mr. Buckley joined Vanguard in 1991 and has held various senior leadership positions with Vanguard. He received his A.B. in economics from Harvard and an M.B.A. from Harvard Business School.

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Joseph Brennan, CFA, Principal of Vanguard and head of Vanguard’s Equity Index Group. He has oversight responsibility for all equity index funds managed by the Equity Investment Group. He first joined Vanguard in 1991. He received his B.A. in economics from Fairfield University and an M.S. in finance from Drexel University.

John Ameriks, Ph.D., Principal of Vanguard and head of Vanguard’s Active Equity Group. He has oversight responsibility for all active quantitative equity funds managed by the Equity Investment Group. He joined Vanguard in 2003. He received his A.B. in economics from Stanford University and a Ph.D. in economics from Columbia University.

The managers primarily responsible for the day-to-day management of the Portfolio are: W. Michael Reckmeyer, III, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management. He has worked in investment management since 1984; has been with Wellington Management since 1994; and has managed a portion of the Equity Income Portfolio since 2007. Education: B.S. and M.B.A., University of Wisconsin.

Michael R. Roach, CFA, Portfolio Manager. He has been with Vanguard since 1998; has worked in investment management since 2001; and has co-managed a portion of the Equity Income Portfolio since 2012. Education: B.S., Bloomsburg University; M.S., Drexel University.

James P. Stetler, Principal of Vanguard. He has been with Vanguard since 1982; has worked in investment management since 1996; and has managed investment portfolios, including a portion of the Equity Income Portfolio, since 2003 (co-managed since 2012). Education: B.S., Susquehanna University; M.B.A., Saint Joseph’s University.

James D. Troyer, CFA, Principal of Vanguard. He has managed investment portfolios since 1986; has been with Vanguard since 1989; and has co-managed a portion of the Equity Income Portfolio since 2012. Education: A.B., Occidental College.

The Fund’s Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Portfolio.

Taxes

The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that fund your variable annuity or variable life insurance contract. The tax consequences to you of your investment in a Portfolio depend on the provisions of the annuity or life insurance contract through which you invest; please refer to the prospectus of such contract for more information.

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The Portfolio intends to operate in such a manner that a separate account investing only in Portfolio shares will result in the variable annuity and variable life insurance contracts supported by that account receiving favorable tax treatment. This favorable treatment means that you will generally not be taxed on Portfolio distributions or proceeds on dispositions of Portfolio shares received by the separate account funding your contract. In order to qualify for this favorable treatment, the insurance company separate accounts that invest in the Portfolio must satisfy certain requirements. If a Portfolio funding your contract does not meet such requirements, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable currently to you. Also, if the IRS were to determine that contract holders have an impermissible level of control over the investments funding their contracts, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable currently to you. Please see the Vanguard Variable Insurance Funds’ Statement of Additional Information for more information.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio’s assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a portfolio’s cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a portfolio are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a portfolio are based on the market value of the shares.

When a portfolio determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A portfolio also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the portfolio’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger

15

announcement), or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the portfolio’s pricing time or a security does not trade in the course of a day, and (2) the portfolio holds enough of the security that its price could affect the portfolio’s NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.

The Portfolio’s NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

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Financial Highlights

The following financial highlights table is intended to help you understand the Portfolio’s financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). The information for the six-month period ended June 30, 2013, has not been audited by an independent registered public accounting firm. The information for all periods in the table through December 31, 2012, has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Portfolio’s financial statements—is included in Vanguard Variable Insurance Fund’s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report by visiting vanguard.com or by contacting Vanguard by telephone or mail.

Yields and total returns presented for the Portfolio are net of the Portfolio’s operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

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Plain Talk About How to Read the Financial Highlights Table

The Portfolio began the fiscal period ended June 30, 2013, with a net asset value
(price) of $17.63 per share. During the period, the Portfolio earned $0.253 per share from investment income (interest and dividends) and $2.420 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them.

Shareholders received $0.483 per share in the form of dividend distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the period was $19.82, reflecting earnings of
$2.673 per share and distributions of $0.483 per share. This was an increase of
$2.19 per share (from $17.63 at the beginning of the period to $19.82 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 15.27% for the period.

As of June 30, 2013, the Portfolio had approximately $815 million in net assets.
For the period, the annualized expense ratio was 0.32% ($3.20 per $1,000 of net assets), and the annualized net investment income amounted to 2.86% of its average net assets. The Portfolio sold and replaced securities valued at an annualized rate of 36% of its net assets.

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Equity Income Portfolio
	Six			Year Ended December 31,
Months
Ended
For a Share Outstanding Throughout	June 30,
Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$17.63	$15.93	$14.78	$13.26	$12.08	$19.79
Investment Operations
Net Investment Income	.253	.481	.417	.374	.414	.590
Net Realized and Unrealized Gain (Loss)
on Investments	2.420	1.632	1.088	1.540	1.401	(6.190)
Total from Investment Operations	2.673	2.113	1.505	1.914	1.815	(5.600)
Distributions
Dividends from Net Investment Income	(.483)	(.413)	(.355)	(.394)	(.600)	(.600)
Distributions from Realized Capital Gains	—	—	—	—	(.035)	(1.510)
Total Distributions	(.483)	(.413)	(.355)	(.394)	(.635)	(2.110)
Net Asset Value, End of Period	$19.82	$17.63	$15.93	$14.78	$13.26	$12.08
Total Return	15.27%	13.40%	10.27%	14.71%	16.77% –30.91%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$815	$672	$563	$474	$409	$381
Ratio of Total Expenses to Average
Net Assets[1]	0.32%[2]	0.33%	0.33%	0.35%	0.35%	0.29%
Ratio of Net Investment Income to
Average Net Assets	2.86%[2]	2.99%	2.92%	2.82%	3.36%	3.65%
Portfolio Turnover Rate	36%[2]	28%	27%	40%	56%	60%

1 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, 0.01%, 0.01%, 0.02%, and 0.01%.

2 Annualized.

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General Information

This Portfolio of Vanguard Variable Insurance Fund offers its shares to insurance companies to fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Fund’s board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio’s shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio’s shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.

If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.

The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the Securities and Exchange Commission.

The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

If the board of trustees determines that it would be detrimental to the best interests of the Portfolio’s remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.

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For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio’s behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker’s authorized designee, accepts the order in accordance with the Portfolio’s instructions. In most cases, for these categories of investors, a contract owner’s properly transmitted order will be priced at the Portfolio’s next determined NAV after the order is accepted by the authorized broker or the broker’s designee. The contract owner should review the authorized broker’s policies relating to trading in the Vanguard funds.

We generally post on our website at vanguard.com, in the Portfolio section of the Profile page for the Portfolio (under Holdings Details), a detailed list of the securities held by the Portfolio as of the end of the most recent calendar quarter (as of the end of the month for stock, bond, and balanced index portfolios). This list is generally updated within 30 calendar days after the end of the calendar quarter (15 calendar days after the end of the month for stock, bond, and balanced index funds). For the Money Market Portfolio, a detailed list of the securities held by the Portfolio as of the last business day of the most recent month is updated within five business days after the end of the month. This list will remain available online for at least six months after the initial posting. Except with respect to the Money Market Portfolio, Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Portfolio. We also generally post on our website at vanguard.com, in the Overview section of the Profile page for the Portfolio the ten largest stock portfolio holdings of the Portfolio as of the end of the most recent month. This list is generally updated ten business days after the end of the month. Additionally, in the Portfolio section of the Profile page for the Portfolio (under Holdings Details) we generally post the ten largest stock portfolio holdings of the Portfolio and the percentage of the Portfolio’s total assets that each of these holdings represents, as of the end of the most recent calendar quarter. This list is generally updated within 15 calendar days after the end of the calendar quarter, except for Vanguard index funds (15 days after the end of the month). Please consult the Vanguard Variable Insurance Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

CFA® is a trademark owned by CFA Institute.

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Glossary of Investment Terms

Capital Gains Distribution. Payment to portfolio shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company’s profits, some of which may be paid out as dividends.

Dividend Distribution. Payment to portfolio shareholders of income from interest or dividends generated by a portfolio’s investments.

Expense Ratio. A portfolio’s total annual operating expenses expressed as a percentage of the portfolio’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

FTSE High Dividend Yield Index. An index that tracks common stocks of U.S. companies that have paid above-average dividends for the previous 12 months, excluding REITs.

Inception Date. The date on which the assets of a portfolio are first invested in accordance with the portfolio’s investment objective. For portfolios with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Median Market Capitalization. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio’s stocks, weighted by the proportion of the portfolio’s assets invested in each stock. Stocks representing half of the portfolio’s assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Principal. The face value of a debt instrument or the amount of money put into an investment.

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Securities. Stocks, bonds, money market instruments, and other investments.

Spliced Equity Income Index. An index that reflects performance of the Russell 1000 Value Index through July 31, 2007, and performance of the FTSE High Dividend Yield Index thereafter.

Total Return. A percentage change, over a specified time period, in a portfolio’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a portfolio’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

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P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

For More Information

If you would like more information about Vanguard Variable Insurance Fund Equity Income Portfolio, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Portfolio’s investments is available in Vanguard Variable Insurance Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Portfolio and is incorporated by reference into (and thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit vanguard.com or contact us as follows:

Vanguard Annuity and Insurance Services P.O. Box 2600 Valley Forge, PA 19482-2600 Telephone: 800-522-5555

Text Telephone for people with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC’s website at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

Fund’s Investment Company Act file number: 811-05962

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P 108 092013

Vanguard Variable Insurance Fund

Diversified Value Portfolio

September 30, 2013

Prospectus

This prospectus contains financial data for the Portfolio through the fiscal period ended June 30, 2013.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Portfolio Summary	1	Financial Highlights	15
More on the Portfolio	5	General Information	18
The Portfolio and Vanguard	11	Glossary of Investment Terms	20
Investment Advisor	12
Taxes	13
Share Price	14

Portfolio Summary

Investment Objective

The Portfolio seeks to provide long-term capital appreciation and income.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the table and in the example that follow do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

Annual Portfolio Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.33%
12b-1 Distribution Fee	None
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.35%

Example

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio’s shares. This example assumes that the Portfolio provides a return of 5% a year and that total annual portfolio operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$443

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Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the previous expense example, reduce the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 14%.

Primary Investment Strategies

The Portfolio invests mainly in large- and mid-capitalization companies whose stocks are considered by the advisor to be undervalued. Undervalued stocks are generally those that are out of favor with investors and that the advisor feels are trading at prices that are below average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

Primary Risks

An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio is subject to the following risks, which could affect the Portfolio’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

• Investment style risk, which is the chance that returns from large- and mid-capitalization value stocks will trail returns from the overall stock market. Large- and mid-cap stocks each tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years. Historically, mid-cap stocks have been more volatile in price than large-cap stocks.

• Asset concentration risk, which is the chance that the Portfolio’s performance may be hurt disproportionately by the poor performance of relatively few stocks. The Portfolio tends to invest a high percentage of assets in its ten largest holdings.

• Manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index, which has investment characteristics similar to those of the Portfolio. The Portfolio’s returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio’s returns, the returns would be lower. Keep in mind that the Portfolio’s past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com or by calling Vanguard toll-free at 800-522-5555.

Annual Total Returns — Diversified Value Portfolio1

1 The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2013, was 14.60%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 19.79% (quarter ended June 30, 2003), and the lowest return for a quarter was –20.32% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Diversified Value Portfolio	16.50%	1.42%	8.46%
Russell 1000 Value Index
(reflects no deduction for fees or expenses)	17.51%	0.59%	7.38%

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Investment Advisor

Barrow, Hanley, Mewhinney & Strauss, LLC

Portfolio Managers

James P. Barrow, Founding Partner of Barrow, Hanley. He has managed the Portfolio since its inception in 1999.

Jeff G. Fahrenbruch, CFA, Managing Director of Barrow, Hanley. He has served as an associate portfolio manager of the Portfolio since 2013.

David W. Ganucheau, CFA, Managing Director of Barrow, Hanley. He has served as an associate portfolio manager of the Portfolio since 2013.

Tax Information

The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Portfolio shares are offered.

Payments to Financial Intermediaries

The Portfolio and its investment advisor do not pay financial intermediaries for sales of Portfolio shares.

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More on the Portfolio

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: Generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [flag] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.

A Note About Vanguard Variable Insurance Fund

The Diversified Value Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

The Diversified Value Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio’s investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That’s because you, as a contract owner, pay a proportionate share of the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio’s performance.

The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Portfolio’s management, may change investment strategies or policies in the

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interests of shareholders without a shareholder vote, unless those policies are designated as fundamental.

Market Exposure

The Portfolio invests mainly in common stocks of U.S. companies.

The Portfolio is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor’s 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

U.S. Stock Market Returns (1926–2012)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.8%
Worst	–43.1	–12.4	–1.4	3.1
Average	11.8	9.8	10.5	11.2

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2012. You can see, for example, that while the average annual return on common stocks for all of the 5-year periods was 9.8%, average annual returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average annual returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or this Portfolio in particular.

Mutual funds that invest in stocks are often classified according to market value or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It’s important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Portfolio as of December 31, 2012, was $42.6 billion.

Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of both. The Diversified Value Portfolio generally fits into the large-cap value category.

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The Portfolio is subject to investment style risk, which is the chance that returns from large- and mid-cap value stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

Plain Talk About Growth Funds and Value Funds

Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to measures such as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.

Security Selection

The Portfolio invests mainly in common stocks of large- and mid-cap companies (although the advisor will occasionally select stocks with lower market capitalizations) whose stocks are considered by the advisor to be undervalued. The advisor uses traditional methods of stock selection—research and analysis—to identify undervalued securities. These stocks (called “value” stocks) often have above-average dividend yields. Undervalued stocks are generally those that are out of favor with investors and that the advisor feels are trading at prices that are below average in relation to measures such as earnings and book value.

As of December 31, 2012, the Portfolio had invested 32.8% of its assets in its top ten holdings. The Portfolio’s overall makeup may differ substantially from that of the broad stock market in terms of industry weightings and market capitalization.

The Portfolio is subject to asset concentration risk, which is the chance that the Portfolio’s performance may be hurt disproportionately by the poor performance of relatively few stocks. The Portfolio tends to invest a high percentage of assets in its ten largest holdings.

To keep the Portfolio well diversified, the advisor generally invests no more than 15% of the Portfolio’s assets in a single industry group. The Portfolio’s overall makeup is expected to differ from that of the broad stock market in terms of industry weightings and market capitalization. Therefore, the Portfolio’s performance is likely to differ from the performance of the overall market or of broad indexes such as the S&P 500 Index.

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The Portfolio is subject to manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

Other Investment Policies and Risks

Although the Portfolio typically does not make significant investments in foreign securities, it reserves the right to invest up to 25% of its assets in foreign securities, which may include depositary receipts. Foreign securities may be traded on U.S. or foreign markets. To the extent that it owns foreign securities, the Portfolio is subject to country risk and currency risk. Country risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries. In addition, the prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

The Portfolio may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold, oil, or wheat), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Portfolio to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

The Portfolio may enter into foreign currency exchange forward contracts, which are a type of derivative. A foreign currency exchange forward contract is an agreement to buy or sell a country’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Managers of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in U.S. dollar/foreign currency exchange rates. These contracts, however, would not prevent the Portfolio’s securities from falling in value during foreign market downswings.

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Plain Talk About Derivatives

Derivatives can take many forms. Some forms of derivatives, such as exchange-
traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.

Cash Management

The Portfolio’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Portfolio bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures

The Portfolio may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Portfolio’s best interest, so long as the alternative is consistent with the Portfolio’s investment objective. For instance, the Portfolio may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Portfolio’s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Portfolio is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.

In addition, the Portfolio may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash, commercial paper, or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted

9

into and out of a fund by an investor engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund investors, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds and short-term bond funds, excluding Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, excluding Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to Vanguard ETF® Shares because frequent trading in ETF Shares does not disrupt portfolio management or otherwise harm fund investors. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients’ trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Portfolio shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.

See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.

The Portfolio, in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

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Turnover Rate

A mutual fund’s turnover rate is a measure of its trading activity. The Portfolio may sell securities regardless of how long they have been held. The historical turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus. A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in a fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.

The Portfolio and Vanguard

Vanguard Variable Insurance Fund is a member of The Vanguard Group, a family of more than 180 mutual funds holding assets of approximately $2.2 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

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Investment Advisor

Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow, Hanley), 2200 Ross Avenue, 31st Floor, Dallas, TX 75201-2761, provides investment advisory services for the Portfolio. Barrow, Hanley, an investment advisory firm founded in 1979, managed approximately $68 billion in stock and bond portfolios as of December 31, 2012. Barrow, Hanley manages the Portfolio subject to the supervision and oversight of Vanguard and the Fund’s board of trustees.

The Portfolio pays the advisor a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets under management during the most recent fiscal quarter. The performance adjustment, also paid quarterly, is based on the cumulative total return of the Portfolio relative to that of the MSCI US Prime Market 750 Index over the preceding 36-month period. When the performance adjustment is positive, the Portfolio’s expenses increase; when it is negative, expenses decrease.

For the fiscal year ended December 31, 2012, the advisory fee paid to Barrow, Hanley represented an effective annual rate of 0.12% of the Portfolio’s average net assets, before a performance based decrease of 0.01%.

Under the terms of an SEC exemptive order, the Fund’s board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Portfolio’s advisory arrangements will be communicated to shareholders in writing. In addition, as the Portfolio’s sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Portfolio, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing investment advisory agreement be revised.

For a discussion of why the board of trustees approved the Portfolio’s investment advisory agreement, see the Vanguard Variable Insurance Fund’s most recent semiannual report to shareholders covering the fiscal period ended June 30.

The managers primarily responsible for the day-to-day management of the Portfolio are: James P. Barrow, Founding Partner of Barrow, Hanley. He has managed investment portfolios since 1963; has been with Barrow, Hanley since 1979; and has managed the Diversified Value Portfolio since its inception in 1999. Education: B.S., University of South Carolina.

Jeff G. Fahrenbruch, CFA, Managing Director of Barrow, Hanley. He has worked in investment management since 1997; has been with Barrow, Hanley since 2002; has managed investment portfolios since 2012; and has served as an associate portfolio manager for a portion of the Portfolio since 2013. Education: B.B.A., University of Texas.

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David W. Ganucheau, CFA, Managing Director of Barrow, Hanley. He has worked in investment management since 1996; has been with Barrow, Hanley since 2004; has managed investment portfolios since 2012; and has served as an associate portfolio manager for a portion of the Portfolio since 2013. Education: B.B.A., Southern Methodist University.

The Fund’s Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Portfolio.

Taxes

The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that fund your variable annuity or variable life insurance contract. The tax consequences to you of your investment in a Portfolio depend on the provisions of the annuity or life insurance contract through which you invest; please refer to the prospectus of such contract for more information.

The Portfolio intends to operate in such a manner that a separate account investing only in Portfolio shares will result in the variable annuity and variable life insurance contracts supported by that account receiving favorable tax treatment. This favorable treatment means that you will generally not be taxed on Portfolio distributions or proceeds on dispositions of Portfolio shares received by the separate account funding your contract. In order to qualify for this favorable treatment, the insurance company separate accounts that invest in the Portfolio must satisfy certain requirements. If a Portfolio funding your contract does not meet such requirements, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable currently to you. Also, if the IRS were to determine that contract holders have an impermissible level of control over the investments funding their contracts, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable currently to you. Please see the Vanguard Variable Insurance Funds’ Statement of Additional Information for more information.

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Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio’s assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a portfolio’s cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a portfolio are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a portfolio are based on the market value of the shares.

When a portfolio determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A portfolio also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the portfolio’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement), or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the portfolio’s pricing time or a security does not trade in the course of a day, and (2) the portfolio holds enough of the security that its price could affect the portfolio’s NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.

The Portfolio’s NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

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Financial Highlights

The following financial highlights table is intended to help you understand the Portfolio’s financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). The information for the six-month period ended June 30, 2013, has not been audited by an independent registered public accounting firm. The information for all periods in the table through December 31, 2012, has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Portfolio’s financial statements—is included in Vanguard Variable Insurance Fund’s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report by visiting vanguard.com or by contacting Vanguard by telephone or mail.

Yields and total returns presented for the Portfolio are net of the Portfolio’s operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

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Plain Talk About How to Read the Financial Highlights Table

The Portfolio began the fiscal period ended June 30, 2013, with a net asset value
(price) of $14.31 per share. During the period, the Portfolio earned $0.183 per share from investment income (interest and dividends) and $1.890 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them.

Shareholders received $0.353 per share in the form of dividend distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the period was $16.03, reflecting earnings of
$2.073 per share and distributions of $0.353 per share. This was an increase of
$1.72 per share (from $14.31 at the beginning of the period to $16.03 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 14.60% for the period.

As of June 30, 2013, the Portfolio had approximately $1 billion in net assets. For the period, the annualized expense ratio was 0.35% ($3.50 per $1,000 of net assets), and the annualized net investment income amounted to 2.46% of its average net assets. The Portfolio sold and replaced securities valued at an annualized rate of 20% of its net assets.

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Diversified Value Portfolio
	Six			Year Ended December 31,
	Months
	Ended
For a Share Outstanding Throughout	June 30,
Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$14.31	$12.57	$12.33	$11.55	$9.57	$16.33
Investment Operations
Net Investment Income	.183	.358	.315	.249	.303	.410
Net Realized and Unrealized Gain (Loss)
on Investments	1.890	1.702	.175	.821	2.097	(5.960)
Total from Investment Operations	2.073	2.060	.490	1.070	2.400	(5.550)
Distributions
Dividends from Net Investment Income	(.353)	(.320)	(.250)	(.290)	(.420)	(.390)
Distributions from Realized Capital Gains	—	—	—	—	—	(.820)
Total Distributions	(.353)	(.320)	(.250)	(.290)	(.420)	(1.210)
Net Asset Value, End of Period	$16.03	$14.31	$12.57	$12.33	$11.55	$9.57
Total Return	14.60%	16.50%	3.92%	9.33%	26.92% –36.14%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,025	$868	$732	$771	$718	$594
Ratio of Total Expenses to Average
Net Assets[1]	0.35%[2]	0.35%	0.39%	0.40%	0.42%	0.37%
Ratio of Net Investment Income to
Average Net Assets	2.46%[2]	2.65%	2.41%	2.15%	2.95%	3.05%
Portfolio Turnover Rate	20%[2]	14%	14%	12%	24%	15%

1 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), (0.01%), (0.02%), (0.01%), and (0.02%).

2 Annualized.

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General Information

This Portfolio of Vanguard Variable Insurance Fund offers its shares to insurance companies to fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Fund’s board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio’s shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio’s shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.

If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.

The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the Securities and Exchange Commission.

The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

If the board of trustees determines that it would be detrimental to the best interests of the Portfolio’s remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.

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For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio’s behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker’s authorized designee, accepts the order in accordance with the Portfolio’s instructions. In most cases, for these categories of investors, a contract owner’s properly transmitted order will be priced at the Portfolio’s next determined NAV after the order is accepted by the authorized broker or the broker’s designee. The contract owner should review the authorized broker’s policies relating to trading in the Vanguard funds.

We generally post on our website at vanguard.com, in the Portfolio section of the Profile page for the Portfolio (under Holdings Details), a detailed list of the securities held by the Portfolio as of the end of the most recent calendar quarter (as of the end of the month for stock, bond, and balanced index portfolios). This list is generally updated within 30 calendar days after the end of the calendar quarter (15 calendar days after the end of the month for stock, bond, and balanced index funds). For the Money Market Portfolio, a detailed list of the securities held by the Portfolio as of the last business day of the most recent month is updated within five business days after the end of the month. This list will remain available online for at least six months after the initial posting. Except with respect to the Money Market Portfolio, Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Portfolio. We also generally post on our website at vanguard.com, in the Overview section of the Profile page for the Portfolio the ten largest stock portfolio holdings of the Portfolio as of the end of the most recent month. This list is generally updated ten business days after the end of the month. Additionally, in the Portfolio section of the Profile page for the Portfolio (under Holdings Details) we generally post the ten largest stock portfolio holdings of the Portfolio and the percentage of the Portfolio’s total assets that each of these holdings represents, as of the end of the most recent calendar quarter. This list is generally updated within 15 calendar days after the end of the calendar quarter, except for Vanguard index funds (15 days after the end of the month). Please consult the Vanguard Variable Insurance Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

CFA® is a trademark owned by CFA Institute.

19

Glossary of Investment Terms

Capital Gains Distribution. Payment to portfolio shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company’s profits, some of which may be paid out as dividends.

Dividend Distribution. Payment to portfolio shareholders of income from interest or dividends generated by a portfolio’s investments.

Expense Ratio. A portfolio’s total annual operating expenses expressed as a percentage of the portfolio’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a portfolio are first invested in accordance with the portfolio’s investment objective. For portfolios with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Median Market Capitalization. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio’s stocks, weighted by the proportion of the portfolio’s assets invested in each stock. Stocks representing half of the portfolio’s assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Principal. The face value of a debt instrument or the amount of money put into an investment.

Russell 1000 Value Index. An index that measures the performance of those Russell 1000 companies with lower price/book ratios and lower predicted growth rates.

Securities. Stocks, bonds, money market instruments, and other investments.

Total Return. A percentage change, over a specified time period, in a portfolio’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

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Volatility. The fluctuations in value of a mutual fund or other security. The greater a portfolio’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

For More Information

If you would like more information about Vanguard Variable Insurance Fund Diversified Value Portfolio, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Portfolio’s investments is available in Vanguard Variable Insurance Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Portfolio and is incorporated by reference into (and thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit vanguard.com or contact us as follows:

Vanguard Annuity and Insurance Services P.O. Box 2600 Valley Forge, PA 19482-2600 Telephone: 800-522-5555

Text Telephone for people with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC’s website at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

Fund’s Investment Company Act file number: 811-05962

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P 278 092013

Vanguard Variable Insurance Fund

Total Stock Market Index Portfolio

September 30, 2013

Prospectus

This prospectus contains financial data for the Portfolio through the fiscal period ended June 30, 2013.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Portfolio Summary	1	Financial Highlights	14
More on the Portfolio	5	General Information	17
The Portfolio and Vanguard	11	Glossary of Investment Terms	20
Investment Advisor	11
Taxes	13
Share Price	13

Portfolio Summary

Investment Objective

The Portfolio seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the table and in the example that follow do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

Annual Portfolio Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	None
12b-1 Distribution Fee	None
Other Expenses	None
Acquired Fund Fees and Expenses	0.18%
Total Annual Portfolio Operating Expenses	0.18%

Example

The following example is intended to help you compare the cost of investing in the Portfolio (based on the fees and expenses of the underlying funds) with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio’s shares. This example assumes that the Portfolio provides a return of 5% a year and that total annual operating expenses of the Portfolio and its underlying funds remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$18	$58	$101	$230

1

Portfolio Turnover

The Portfolio may pay transaction costs, such as purchase fees, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the previous expense example, reduce the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 8%.

Primary Investment Strategies

The Portfolio employs an indexing investment approach designed to track the performance of the Standard & Poor’s (S&P) Total Market Index by investing all, or substantially all, of its assets in two Vanguard funds—Vanguard Variable Insurance Fund Equity Index Portfolio and Vanguard Extended Market Index Fund. The S&P Total Market Index consists of substantially all of the U.S. common stocks regularly traded on the New York Stock Exchange and the Nasdaq over-the-counter market.

Primary Risks

An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. Though the Portfolio seeks to track the Index, its performance typically can be expected to fall short by a small percentage representing operating costs of the underlying funds. The Portfolio is subject to the following risk, which could affect the Portfolio’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Portfolio’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies.

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

2

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index and other comparative indexes, which have investment characteristics similar to those of the Portfolio. The Portfolio’s returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio’s returns, the returns would be lower. Keep in mind that the Portfolio’s past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com or by calling Vanguard toll-free at 800-522-5555.

Annual Total Returns — Total Stock Market Index Portfolio1

1 The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2013, was 14.04%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 16.95% (quarter ended June 30, 2009), and the lowest return for a quarter was –22.75% (quarter ended December 31, 2008).

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Average Annual Total Returns for Periods Ended December 31, 2012
			Since
			Inception
			(Jan. 8,
	1 Year	5 Years	2003)
Total Stock Market Index Portfolio	16.33%	2.02%	7.48%
Comparative Indexes
(reflect no deduction for fees or expenses)
Dow Jones U.S. Total Stock Market Float Adjusted Index	16.38%	2.21%	7.64%
S&P Total Market Index	16.44	2.07	—
Spliced Total Market Index	16.44	2.07	7.52

Investment Advisor
The Vanguard Group, Inc.

Portfolio Managers

Michael H. Buek, CFA, Principal of Vanguard. He has co-managed the Portfolio since 2013.

William Coleman, Portfolio Manager. He has co-managed the Portfolio since 2013.

Walter Nejman, Portfolio Manager. He has co-managed the Portfolio since 2013.

Tax Information

The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Portfolio shares are offered.

Payments to Financial Intermediaries

The Portfolio and its investment advisor do not pay financial intermediaries for sales of Portfolio shares.

4

More on the Portfolio

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: Generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [flag] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.

A Note About Vanguard Variable Insurance Fund

The Total Stock Market Index Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

The Total Stock Market Index Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio’s investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That’s because you, as a contract owner, pay a proportionate share of the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio’s performance.

The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Portfolio’s management, may change investment strategies or policies in the

5

interests of shareholders without a shareholder vote, unless those policies are designated as fundamental. Under normal circumstances, the Portfolio will invest at least 80%, and usually all or substantially all, of its assets in Vanguard Variable Insurance Fund Equity Index Portfolio and Vanguard Extended Market Index Fund, which together seek to track the Portfolio’s target index. The Portfolio’s 80% investment policy may be changed only upon 60 days’ notice to shareholders.

Market Exposure

To achieve exposure to common stocks, the Portfolio invests in shares of other mutual funds.

The Portfolio is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Portfolio’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor’s 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

U.S. Stock Market Returns (1926–2012)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.8%
Worst	–43.1	–12.4	–1.4	3.1
Average	11.8	9.8	10.5	11.2

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2012. You can see, for example, that while the average annual return on common stocks for all of the 5-year periods was 9.8%, average annual returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average annual returns reflect past performance of common stocks; you should not regard them as an indication of future returns of either the stock market as a whole or this Portfolio in particular.

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Mutual funds that invest in stocks are often classified according to market value or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It’s important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Portfolio as of December 31, 2012, was $35 billion.

Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of both. The Total Stock Market Index Portfolio generally fits into the large-cap blend category.

Security Selection

The Total Stock Market Index Portfolio is a “fund of funds,” which means that it achieves its objective by investing in other mutual funds rather than in individual securities. The trustees of the Fund allocate the Total Stock Market Index Portfolio’s assets among the underlying funds. The trustees may authorize the Portfolio to invest in additional Vanguard funds without shareholder approval. Additionally, the trustees may increase or decrease the percentage of assets invested in any particular fund without advance notice to shareholders.

The Total Stock Market Index Portfolio is a stock index fund that seeks to track the performance of the S&P Total Market Index by investing all, or substantially all, of its assets in two Vanguard funds—Vanguard Variable Insurance Fund Equity Index Portfolio, which seeks to track the S&P 500 Index, and Vanguard Extended Market Index Fund, which seeks to track the S&P Completion Index. The S&P Total Market Index is a combination of the S&P 500 Index and the S&P Completion Index; it consists of substantially all of the U.S. common stocks regularly traded on the New York Stock Exchange and the Nasdaq over-the-counter market. The S&P 500 Index is dominated by stocks of large U.S. companies, and the S&P Completion Index represents mid- and small-capitalization stocks. As of December 31, 2012, the Portfolio allocated approximately 82% of its assets to Vanguard Variable Insurance Fund Equity Index Portfolio, and the remaining 18% of its assets to Vanguard Extended Market Index Fund.

The Portfolio is considered nondiversified because it invests in two underlying funds.

However, the underlying funds in which the Portfolio invests are broadly diversified.

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Plain Talk About “Fund of Funds”

The term “fund of funds” is used to describe a mutual fund that pursues its objective by investing in other mutual funds. A fund of funds may charge for its own direct expenses, in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. A fund of funds is best suited for long-term investors.

Other Investment Policies and Risks

The Portfolio reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Portfolio’s agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

The underlying portfolio and fund in which the Portfolio invests may invest in foreign securities to the extent necessary to carry out their investment strategy of holding all, or substantially all, of the stocks that make up the indexes they track.

To track their target indexes as closely as possible, the underlying portfolio and fund attempt to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Portfolio may invest, to a limited extent, in derivatives, including stock futures. The Portfolio may also use derivatives such as total return swaps to obtain exposure to a stock, a basket of stocks, or an index.

Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold, oil, or wheat), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Portfolio to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Vanguard may invest a small portion of the Portfolio’s assets in shares of stock exchange-traded funds (ETFs). These ETFs typically provide returns similar to those of the stocks listed in an index or in a subset of an index. Vanguard may purchase ETFs when doing so will reduce the Portfolio’s transaction costs or add value because the instruments are favorably priced. Vanguard receives no additional revenue from Portfolio assets invested in ETF Shares of other Vanguard funds. Portfolio assets invested in ETF Shares are excluded when allocating to the Portfolio its share of the costs of Vanguard operations.

8

Cash Management

The Portfolio’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Portfolio bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures

The Portfolio may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Portfolio’s best interest, so long as the alternative is consistent with the Portfolio’s investment objective. For instance, the Portfolio may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Portfolio’s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Portfolio receives large cash flows that it cannot prudently invest immediately.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by an investor engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund investors, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds and short-term bond funds, excluding Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, excluding Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to Vanguard ETF® Shares because frequent trading in ETF Shares does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For

9

example, a purchase request could be rejected because of a history of frequent trading by the investor or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients’ trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Portfolio shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.

See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.

The Portfolio, in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

A mutual fund’s turnover rate is a measure of its trading activity. The Portfolio may sell securities regardless of how long they have been held. The historical turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus. A turnover rate of 100% would occur, for example, if a Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in a fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.

10

The Portfolio and Vanguard

Vanguard Variable Insurance Fund is a member of The Vanguard Group, a family of more than 180 mutual funds holding assets of approximately $2.2 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs

The Portfolio indirectly bears a proportionate share of the expenses of the underlying portfolio and fund in which it invests. However, its direct expenses are expected to be very low or zero. The Portfolio may operate without incurring direct expenses because Vanguard will reimburse it for (1) the Portfolio’s contribution to the cost of operating the underlying portfolio and fund in which it invests, and (2) savings in administrative and marketing costs that Vanguard expects to derive from the Portfolio’s operations.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisor

The Total Stock Market Index Portfolio receives advisory services indirectly, by investing in other Vanguard funds and portfolios. Vanguard provides investment advisory services for the Portfolio, a fund of funds, by (1) maintaining the Portfolio’s allocation to its two underlying investments, Vanguard Extended Market Index Fund and Vanguard Variable Insurance Fund Equity Index Portfolio, and (2) by providing investment advisory services to those two underlying funds. As of December 31, 2012, Vanguard managed more than $1.7 trillion in total assets.

11

For a discussion of why the board of trustees approved the Portfolio’s investment advisory arrangement, see the Vanguard Variable Insurance Fund’s most recent semiannual report to shareholders covering the fiscal period ended June 30.

Vanguard’s Equity Investment Group is overseen by:

Mortimer J. Buckley, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard’s Equity Investment and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Mr. Buckley joined Vanguard in 1991 and has held various senior leadership positions with Vanguard. He received his A.B. in economics from Harvard and an M.B.A. from Harvard Business School.

Joseph Brennan, CFA, Principal of Vanguard and head of Vanguard’s Equity Index Group. He has oversight responsibility for all equity index funds managed by the Equity Investment Group. He first joined Vanguard in 1991. He received his B.A. in economics from Fairfield University and an M.S. in finance from Drexel University.

John Ameriks, Ph.D., Principal of Vanguard and head of Vanguard’s Active Equity Group. He has oversight responsibility for all active quantitative equity funds managed by the Equity Investment Group. He joined Vanguard in 2003. He received his A.B. in economics from Stanford University and a Ph.D. in economics from Columbia University.

The managers primarily responsible for the day-to-day management of the Portfolio are: Michael H. Buek, CFA, Principal of Vanguard. He has been with Vanguard since 1987; has managed investment portfolios since 1991; and has co-managed the Total Stock Market Index Portfolio since 2013. Education: B.S., University of Vermont; M.B.A., Villanova University.

William Coleman, Portfolio Manager. He has worked in investment management since joining Vanguard in 2006, and has co-managed the Total Stock Market Index Portfolio since 2013. Education: B.S., King’s College; M.B.A., St. Joseph’s University.

Walter Nejman, Portfolio Manager. He has been with Vanguard since 2005; has worked in investment management since 2008; and has co-managed the Total Stock Market Index Portfolio since 2013. Education: B.A., Arcadia University; M.B.A., Villanova University.

The Fund’s Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Portfolio.

12

Taxes

The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that fund your variable annuity or variable life insurance contract. The tax consequences to you of your investment in a Portfolio depend on the provisions of the annuity or life insurance contract through which you invest; please refer to the prospectus of such contract for more information.

The Portfolio intends to operate in such a manner that a separate account investing only in Portfolio shares will result in the variable annuity and variable life insurance contracts supported by that account receiving favorable tax treatment. This favorable treatment means that you will generally not be taxed on Portfolio distributions or proceeds on dispositions of Portfolio shares received by the separate account funding your contract. In order to qualify for this favorable treatment, the insurance company separate accounts that invest in the Portfolio must satisfy certain requirements. If a Portfolio funding your contract does not meet such requirements, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable currently to you. Also, if the IRS were to determine that contract holders have an impermissible level of control over the investments funding their contracts, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable currently to you. Please see the Vanguard Variable Insurance Funds’ Statement of Additional Information for more information.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. The underlying Vanguard funds in which the Portfolio invests also do not calculate their NAV on days when the Exchange is closed but the value of their assets may be affected to the extent that they hold foreign securities that trade on foreign markets that are open.

13

The Portfolio’s NAV is calculated based upon the values of the underlying portfolio and mutual fund in which the Portfolio invests. The values of any underlying portfolio and mutual fund shares held by the Portfolio are based on the NAVs of the shares. The values of any ETF Shares held by the Portfolio are based on the market value of the shares. The prospectus for the underlying portfolio and fund explains the circumstances under which the underlying portfolio and fund will use fair-value pricing and the effects of doing so.

The Portfolio’s NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

Financial Highlights

The following financial highlights table is intended to help you understand the Portfolio’s financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). The information for the six-month period ended June 30, 2013, has not been audited by an independent registered public accounting firm. The information for all periods in the table through December 31, 2012, has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Portfolio’s financial statements—is included in Vanguard Variable Insurance Fund’s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report by visiting vanguard.com or by contacting Vanguard by telephone or mail.

Yields and total returns presented for the Portfolio are net of the Portfolio’s operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

14

Plain Talk About How to Read the Financial Highlights Table

The Portfolio began the fiscal period ended June 30, 2013, with a net asset value
(price) of $25.32 per share. During the period, the Portfolio earned $0.391 per share from investment income, $0.581 per share in capital gain distributions received, and $2.538 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them.

Shareholders received $1.440 per share in the form of dividend and capital gains distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the period was $27.39, reflecting earnings of
$3.510 per share and distributions of $1.440 per share. This was an increase of
$2.07 per share (from $25.32 at the beginning of the period to $27.39 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 14.04% for the period.

As of June 30, 2013, the Portfolio had approximately $1 billion in net assets. For the period, its annualized acquuired fund fees and expenses were 0.18% ($1.80 per $1,000 of net assets), and its annualized net investment income amounted to
1.51% of its average net assets. The Portfolio sold and replaced securities valued at an annualized rate of 10% of its net assets.

15

Total Stock Market Index Portfolio
	Six			Year Ended December 31,
Months
Ended
For a Share Outstanding Throughout	June 30,
Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$25.32	$23.63	$24.44	$21.73	$18.17	$31.09
Investment Operations
Net Investment Income	.391	.442	.364[1]	.358	.437[1]	.471[1]
Capital Gain Distributions Received	.581	.858	.649[1]	.189	.247	.682
Net Realized and Unrealized Gain (Loss)
on Investments	2.538	2.488	(.753)	3.078	4.019	(12.163)
Total from Investment Operations	3.510	3.788	.260	3.625	4.703	(11.010)
Distributions
Dividends from Net Investment Income	(.435)	(.428)	(.340)	(.419)	(.380)	(.400)
Distributions from Realized Capital Gains	(1.005)	(1.670)	(.730)	(.496)	(.763)	(1.510)
Total Distributions	(1.440)	(2.098)	(1.070)	(.915)	(1.143)	(1.910)
Net Asset Value, End of Period	$27.39	$25.32	$23.63	$24.44	$21.73	$18.17
Total Return	14.04%	16.33%	0.83%	17.11%	28.26% –37.28%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,043	$903	$786	$956	$702	$458
Ratio of Total Expenses to Average
Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.18%[2]	0.18%	0.18%	0.20%	0.21%	0.16%
Ratio of Net Investment Income to
Average Net Assets	1.51%[2]	1.83%	1.52%	1.66%	2.36%	1.93%
Portfolio Turnover Rate	10%[2]	8%	12%	12%	8%	16%
1 Calculated based on average shares outstanding.
2 Annualized.

16

General Information

This Portfolio of Vanguard Variable Insurance Fund offers its shares to insurance companies to fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Fund’s board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio’s shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio’s shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.

If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.

The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the Securities and Exchange Commission.

The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

If the board of trustees determines that it would be detrimental to the best interests of the Portfolio’s remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.

17

For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio’s behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker’s authorized designee, accepts the order in accordance with the Portfolio’s instructions. In most cases, for these categories of investors, a contract owner’s properly transmitted order will be priced at the Portfolio’s next determined NAV after the order is accepted by the authorized broker or the broker’s designee. The contract owner should review the authorized broker’s policies relating to trading in the Vanguard funds.

We generally post on our website at vanguard.com, in the Portfolio section of the Profile page for the Portfolio (under Holdings Details), a detailed list of the securities held by the Portfolio as of the end of the most recent calendar quarter (as of the end of the month for stock, bond, and balanced index portfolios). This list is generally updated within 30 calendar days after the end of the calendar quarter (15 calendar days after the end of the month for stock, bond, and balanced index funds). For the Money Market Portfolio, a detailed list of the securities held by the Portfolio as of the last business day of the most recent month is updated within five business days after the end of the month. This list will remain available online for at least six months after the initial posting. Except with respect to the Money Market Portfolio, Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Portfolio. We also generally post on our website at vanguard.com, in the Overview section of the Profile page for the Portfolio the ten largest stock portfolio holdings of the Portfolio as of the end of the most recent month. This list is generally updated ten business days after the end of the month. Additionally, in the Portfolio section of the Profile page for the Portfolio (under Holdings Details) we generally post the ten largest stock portfolio holdings of the Portfolio and the percentage of the Portfolio’s total assets that each of these holdings represents, as of the end of the most recent calendar quarter. This list is generally updated within 15 calendar days after the end of the calendar quarter, except for Vanguard index funds (15 days after the end of the month). Please consult the Vanguard Variable Insurance Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

18

CFA® is a trademark owned by CFA Institute.

S&P® and S&P 500® are registered trademark of Standard & Poor’s Financial Services LLC (“S&P”). The trademarks have been licensed to S&P Dow Jones Indices LLC and its affiliates and have been sublicensed for use for certain purposes by Vanguard. The S&P Total Market Index is a product of S&P Dow Jones Indices LLC and has been licensed for use by Vanguard. Vanguard Variable Insurance Fund Total Stock Market Index Portfolio is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of the Vanguard Variable Insurance Fund Total Stock Market Index Portfolio or any member of the public regarding the advisability of investing in securities generally or in Vanguard Variable Insurance Fund Total Stock Market Index Portfolio particularly or the ability of the S&P Total Market Index to track general market performance. S&P Dow Jones Indices’ only relationship to Vanguard with respect to the S&P Total Market Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its third party licensors. The S&P Total Market Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Vanguard or the Vanguard Variable Insurance Fund Total Stock Market Index Portfolio. S&P Dow Jones Indices have no obligation to take the needs of Vanguard or the owners of Vanguard Variable Insurance Fund Total Stock Market Index Portfolio into consideration in determining, composing or calculating the S&P Total Market Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of Vanguard Variable Insurance Fund Total Stock Market Index Portfolio or the timing of the issuance or sale of Vanguard Variable Insurance Fund Total Stock Market Index Portfolio or in the determination or calculation of the equation by which Vanguard Variable Insurance Fund Total Stock Market Index Portfolio is to be converted into cash. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Vanguard Variable Insurance Fund Total Stock Market Index Portfolio. There is no assurance that investment products based on the S&P Total Market Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P TOTAL MARKET INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE AND ANY OTHER EXPRESS OR IMPLIED WARRANTY OR CONDITION WITH RESPECT TO THE S&P TOTAL MARKET INDEX OR DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

19

Glossary of Investment Terms

Acquired Fund. Any mutual fund, business development company, closed-end investment company, or other pooled investment vehicle whose shares are owned by a portfolio.

Active Management. An investment approach that seeks to exceed the average returns of a particular financial market or market segment. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Capital Gains Distribution. Payment to portfolio shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company’s profits, some of which may be paid out as dividends.

Dividend Distribution. Payment to portfolio shareholders of income from interest or dividends generated by a portfolio’s investments.

Dow Jones U.S. Total Stock Market Float Adjusted Index. An index that represents the entire U.S. stock market and tracks more than 5,000 stocks, excluding shares of securities not available for public trading.

Expense Ratio. A portfolio’s total annual operating expenses expressed as a percentage of the portfolio’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Fund of Funds. A mutual fund that pursues its objective by investing in other mutual funds.

Inception Date. The date on which the assets of a portfolio are first invested in accordance with the portfolio’s investment objective. For portfolios with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark or “index.”

20

Median Market Capitalization. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio’s stocks, weighted by the proportion of the portfolio’s assets invested in each stock. Stocks representing half of the portfolio’s assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Principal. The face value of a debt instrument or the amount of money put into an investment.

S&P Total Market Index. An index that reflects the entire U.S. stock market, by combining the S&P 500 Index and the S&P Completion Index to form a benchmark for the full U.S. equity market.

Securities. Stocks, bonds, money market instruments, and other investments.

Spliced Total Market Index. An index that reflects performance of the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through June 17, 2005, and performance of the S&P Total Market Index thereafter.

Total Return. A percentage change, over a specified time period, in a portfolio’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a portfolio’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

For More Information

If you would like more information about Vanguard Variable Insurance Fund Total Stock Market Index Portfolio, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Portfolio’s investments is available in Vanguard Variable Insurance Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Portfolio and is incorporated by reference into (and thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit vanguard.com or contact us as follows:

Vanguard Annuity and Insurance Services P.O. Box 2600 Valley Forge, PA 19482-2600 Telephone: 800-522-5555

Text Telephone for people with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC’s website at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

Fund’s Investment Company Act file number: 811-05962

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P 287 092013

Vanguard Variable Insurance Fund

Equity Index Portfolio

September 30, 2013

Prospectus

This prospectus contains financial data for the Portfolio through the fiscal period ended June 30, 2013.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Portfolio Summary	1	Financial Highlights	14
More on the Portfolio	5	General Information	17
The Portfolio and Vanguard	10	Glossary of Investment Terms	20
Investment Advisor	11
Taxes	12
Share Price	13

Portfolio Summary

Investment Objective

The Portfolio seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the table and in the example that follow do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

Annual Portfolio Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.14%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Portfolio Operating Expenses	0.17%

Example

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio’s shares. This example assumes that the Portfolio provides a return of 5% a year and that total annual portfolio operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$17	$55	$96	$217

1

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the previous expense example, reduce the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 9%.

Primary Investment Strategies

The Portfolio employs an indexing investment approach designed to track the performance of the Standard & Poor’s 500 Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The Portfolio attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Primary Risks

An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio is subject to the following risks, which could affect the Portfolio’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Portfolio’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Portfolio to underperform the overall stock market.

• Investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Large-cap stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

2

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index, which has investment characteristics similar to those of the Portfolio. The Portfolio’s returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio’s returns, the returns would be lower. Keep in mind that the Portfolio’s past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com or by calling Vanguard toll-free at 800-522-5555.

Annual Total Returns — Equity Index Portfolio1

1 The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2013, was 13.72%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 15.95% (quarter ended June 30, 2009), and the lowest return for a quarter was –21.84% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Equity Index Portfolio	15.86%	1.59%	7.01%
Standard & Poor’s 500 Index
(reflects no deduction for fees or expenses)	16.00%	1.66%	7.10%

3

Investment Advisor

The Vanguard Group, Inc.

Portfolio Manager

Ryan E. Ludt, Principal of Vanguard. He has managed the Portfolio since 2000.

Tax Information

The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Portfolio shares are offered.

Payments to Financial Intermediaries

The Portfolio and its investment advisor do not pay financial intermediaries for sales of Portfolio shares.

4

More on the Portfolio

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: Generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [flag] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.

A Note About Vanguard Variable Insurance Fund

The Equity Index Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

The Equity Index Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio’s investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That’s because you, as a contract owner, pay a proportionate share of the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio’s performance.

The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Portfolio’s management, may change investment strategies or policies in the

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interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

Market Exposure

The Portfolio invests mainly in common stocks of U.S. companies.

The Portfolio is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Portfolio’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Portfolio to underperform the overall stock market.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor’s 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

U.S. Stock Market Returns (1926–2012)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.8%
Worst	–43.1	–12.4	–1.4	3.1
Average	11.8	9.8	10.5	11.2

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2012. You can see, for example, that while the average annual return on common stocks for all of the 5-year periods was 9.8%, average annual returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average annual returns reflect past performance of common stocks; you should not regard them as an indication of future returns of either the stock market as a whole or this Portfolio in particular.

Mutual funds that invest in stocks are often classified according to market value or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It’s important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Portfolio as of December 31, 2012, was $56.4 billion.

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Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of both. The Equity Index Portfolio generally fits into the large-cap blend category.

The Portfolio is subject to investment style risk, which is the chance that returns from large-cap stocks will trail returns from the overall stock market. Large-cap stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

Security Selection

The Portfolio is a stock index fund that seeks to track the performance of a benchmark index that measures the return of large-capitalization stocks. The Portfolio employs an indexing investment approach designed to track the performance of the S&P 500 Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. As of December 31, 2012, these stocks represented approximately 78% of the market value of all U.S. common stocks. In seeking to fully replicate the Index’s performance, the Portfolio intends to hold each of the stocks in the Index in approximately the same proportion as its weighting in the Index. For example, if 3% of the S&P 500 Index were made up of the stock of a specific company, the Portfolio would invest approximately 3% of its assets in that company. All, or substantially all (but in no event less than 80%), of the Portfolio’s assets will be invested in stocks that make up the Index. The Portfolio’s 80% policy may be changed only upon 60 days’ notice to investors.

The actual stocks that make up the Index are chosen by Standard & Poor’s. The Index is weighted according to the market capitalization of the stocks it holds, so that the stocks with the highest market values represent the largest portion of the Index and have the heaviest influence on its performance. The 10 largest stocks in the Index account for approximately 19.6% of its market capitalization.

Other Investment Policies and Risks

The Portfolio reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Portfolio’s agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

The Portfolio may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up the index it tracks.

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To track its target index as closely as possible, the Portfolio attempts to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Portfolio may invest, to a limited extent, in derivatives, including stock futures. The Portfolio may also use derivatives such as total return swaps to obtain exposure to a stock, a basket of stocks, or an index. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold, oil, or wheat), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Portfolio to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Cash Management

The Portfolio’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Portfolio bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures

The Portfolio may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Portfolio’s best interest, so long as the alternative is consistent with the Portfolio’s investment objective. For instance, the Portfolio may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Portfolio’s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Portfolio receives large cash flows that it cannot prudently invest immediately.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by an investor engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund investors, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds and short-term bond funds, excluding Vanguard Short-Term Inflation-

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Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, excluding Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to Vanguard ETF® Shares because frequent trading in ETF Shares does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because of a history of frequent trading by the investor, or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients’ trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Portfolio shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.

See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.

The Portfolio, in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

A mutual fund’s turnover rate is a measure of its trading activity. Generally, an index fund sells securities in response to redemption requests or to changes in the compostion of its target index. The Portfolio may sell securities regardless of how long they have been held. The historical turnover rates for the Portfolio can be found in

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the Financial Highlights section of this prospectus. A turnover rate of 100% would occur, for example, if a Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in a fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.

The Portfolio and Vanguard

Vanguard Variable Insurance Fund is a member of The Vanguard Group, a family of more than 180 mutual funds holding assets of approximately $2.2 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

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Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, provides investment advisory services on an at-cost basis to the Portfolio. As of December 31, 2012, Vanguard managed approximately $1.7 trillion in assets.

For the fiscal year ended December 31, 2012, the Portfolio’s advisory expenses represented an effective annual rate of 0.01% of the Portfolio’s average net assets.

For a discussion of why the board of trustees approved the Portfolio’s investment advisory arrangement, see the Vanguard Variable Insurance Fund’s most recent semiannual report to shareholders covering the fiscal period ended June 30.

Vanguard’s Equity Investment Group is overseen by:

Mortimer J. Buckley, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard’s Equity Investment and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Mr. Buckley joined Vanguard in 1991 and has held various senior leadership positions with Vanguard. He received his A.B. in economics from Harvard and an M.B.A. from Harvard Business School.

Joseph Brennan, CFA, Principal of Vanguard and head of Vanguard’s Equity Index Group. He has oversight responsibility for all equity index funds managed by the Equity Investment Group. He first joined Vanguard in 1991. He received his B.A. in economics from Fairfield University and an M.S. in finance from Drexel University.

John Ameriks, Ph.D., Principal of Vanguard and head of Vanguard’s Active Equity Group. He has oversight responsibility for all active quantitative equity funds managed by the Equity Investment Group. He joined Vanguard in 2003. He received his A.B. in economics from Stanford University and a Ph.D. in economics from Columbia University.

The manager primarily responsible for the day-to-day management of the Portfolio is:

Ryan E. Ludt, Principal of Vanguard. He has been with Vanguard since 1997 and has managed investment portfolios, including the Equity Index Portfolio, since 2000. Education: B.S., The Pennsylvania State University.

The Fund’s Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Portfolio.

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Taxes

The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that fund your variable annuity or variable life insurance contract. The tax consequences to you of your investment in a Portfolio depend on the provisions of the annuity or life insurance contract through which you invest; please refer to the prospectus of such contract for more information.

The Portfolio intends to operate in such a manner that a separate account investing only in Portfolio shares will result in the variable annuity and variable life insurance contracts supported by that account receiving favorable tax treatment. This favorable treatment means that you will generally not be taxed on Portfolio distributions or proceeds on dispositions of Portfolio shares received by the separate account funding your contract. In order to qualify for this favorable treatment, the insurance company separate accounts that invest in the Portfolio must satisfy certain requirements. If a Portfolio funding your contract does not meet such requirements, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable currently to you. Also, if the IRS were to determine that contract holders have an impermissible level of control over the investments funding their contracts, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable currently to you. Please see the Vanguard Variable Insurance Funds’ Statement of Additional Information for more information.

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Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio’s assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a portfolio’s cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a portfolio are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a portfolio are based on the market value of the shares.

When a portfolio determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A portfolio also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the portfolio’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement), or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the portfolio’s pricing time or a security does not trade in the course of a day, and (2) the portfolio holds enough of the security that its price could affect the portfolio’s NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.

The Portfolio’s NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

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Financial Highlights

The following financial highlights table is intended to help you understand the Portfolio’s financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). The information for the six-month period ended June 30, 2013, has not been audited by an independent registered public accounting firm. The information for all periods in the table through December 31, 2012, has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Portfolio’s financial statements—is included in Vanguard Variable Insurance Fund’s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report by visiting vanguard.com or by contacting Vanguard by telephone or mail.

Yields and total returns presented for the Portfolio are net of the Portfolio’s operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

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Plain Talk About How to Read the Financial Highlights Table

The Portfolio began the fiscal period ended June 30, 2013, with a net asset value
(price) of $24.93 per share. During the period, the Portfolio earned $0.251 per share from investment income (interest and dividends) and $3.129 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them.

Shareholders received $1.21 per share in the form of dividend and capital gains distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the period was $27.10, reflecting earnings of $3.38 per share and distributions of $1.21 per share. This was an increase of $2.17 per share (from $24.93 at the beginning of the period to $27.10 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 13.72% for the period.

As of June 30, 2013, the Portfolio had approximately $2.8 billion in net assets. For the period, the annualized expense ratio was 0.16% ($1.60 per $1,000 of net assets), and the annualized net investment income amounted to 1.97% of its average net assets. The Portfolio sold and replaced securities valued at an annualized rate of 6% of its net assets.

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Equity Index Portfolio
	Six			Year Ended December 31,
Months
Ended
For a Share Outstanding Throughout	June 30,
Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$24.93	$22.85	$23.51	$21.11	$17.61	$29.54
Investment Operations
Net Investment Income	.251	.512	.466	.410	.419	.520
Net Realized and Unrealized Gain (Loss)
on Investments	3.129	3.062	.034	2.678	3.931	(10.990)
Total from Investment Operations	3.380	3.574	.500	3.088	4.350	(10.470)
Distributions
Dividends from Net Investment Income	(.505)	(.474)	(.390)	(.442)	(.500)	(.540)
Distributions from Realized Capital Gains	(.705)	(1.020)	(.770)	(.246)	(.350)	(.920)
Total Distributions	(1.210)	(1.494)	(1.160)	(.688)	(.850)	(1.460)
Net Asset Value, End of Period	$27.10	$24.93	$22.85	$23.51	$21.11	$17.61
Total Return	13.72%	15.86%	1.93%	14.91%	26.44% –36.93%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,773	$2,418	$2,132	$2,287	$1,969	$1,513
Ratio of Total Expenses to Average
Net Assets	0.16%[1]	0.17%	0.17%	0.19%	0.19%	0.14%
Ratio of Net Investment Income to
Average Net Assets	1.97%[1]	2.13%	1.92%	1.91%	2.40%	2.18%
Portfolio Turnover Rate	6%[1]	9%	8%	12%	11%	10%
1 Annualized.

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General Information

This Portfolio of Vanguard Variable Insurance Fund offers its shares to insurance companies to fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Fund’s board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio’s shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio’s shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.

If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.

The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the Securities and Exchange Commission.

The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

If the board of trustees determines that it would be detrimental to the best interests of the Portfolio’s remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.

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For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio’s behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker’s authorized designee, accepts the order in accordance with the Portfolio’s instructions. In most cases, for these categories of investors, a contract owner’s properly transmitted order will be priced at the Portfolio’s next determined NAV after the order is accepted by the authorized broker or the broker’s designee. The contract owner should review the authorized broker’s policies relating to trading in the Vanguard funds.

We generally post on our website at vanguard.com, in the Portfolio section of the Profile page for the Portfolio (under Holdings Details), a detailed list of the securities held by the Portfolio as of the end of the most recent calendar quarter (as of the end of the month for stock, bond, and balanced index portfolios). This list is generally updated within 30 calendar days after the end of the calendar quarter (15 calendar days after the end of the month for stock, bond, and balanced index funds). For the Money Market Portfolio, a detailed list of the securities held by the Portfolio as of the last business day of the most recent month is updated within five business days after the end of the month. This list will remain available online for at least six months after the initial posting. Except with respect to the Money Market Portfolio, Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Portfolio. We also generally post on our website at vanguard.com, in the Overview section of the Profile page for the Portfolio the ten largest stock portfolio holdings of the Portfolio as of the end of the most recent month. This list is generally updated ten business days after the end of the month. Additionally, in the Portfolio section of the Profile page for the Portfolio (under Holdings Details) we generally post the ten largest stock portfolio holdings of the Portfolio and the percentage of the Portfolio’s total assets that each of these holdings represents, as of the end of the most recent calendar quarter. This list is generally updated within 15 calendar days after the end of the calendar quarter, except for Vanguard index funds (15 days after the end of the month). Please consult the Vanguard Variable Insurance Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

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CFA® is a trademark owned by CFA Institute.

S&P® and S&P 500® are registered trademark of Standard & Poor’s Financial Services LLC (“S&P”). The trademarks have been licensed to S&P Dow Jones Indices LLC and its affiliates and have been sublicensed for use for certain purposes by Vanguard. The S&P 500 Index is a product of S&P Dow Jones Indices LLC and has been licensed for use by Vanguard. Vanguard Variable Insurance Fund Equity Index Portfolio is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of the Vanguard Variable Insurance Fund Equity Index Portfolio or any member of the public regarding the advisability of investing in securities generally or in Vanguard Variable Insurance Fund Equity Index Portfolio particularly or the ability of the S&P 500 Index to track general market performance. S&P Dow Jones Indices’ only relationship to Vanguard with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its third party licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Vanguard or the Vanguard Variable Insurance Fund Equity Index Portfolio. S&P Dow Jones Indices have no obligation to take the needs of Vanguard or the owners of Vanguard Variable Insurance Fund Equity Index Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of Vanguard Variable Insurance Fund Equity Index Portfolio or the timing of the issuance or sale of Vanguard Variable Insurance Fund Equity Index Portfolio or in the determination or calculation of the equation by which Vanguard Variable Insurance Fund Equity Index Portfolio is to be converted into cash. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Vanguard Variable Insurance Fund Equity Index Portfolio. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE AND ANY OTHER EXPRESS OR IMPLIED WARRANTY OR CONDITION WITH RESPECT TO THE S&P 500 INDEX OR DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

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Glossary of Investment Terms

Active Management. An investment approach that seeks to exceed the average returns of a particular financial market or market segment. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Capital Gains Distribution. Payment to portfolio shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company’s profits, some of which may be paid out as dividends.

Dividend Distribution. Payment to portfolio shareholders of income from interest or dividends generated by a portfolio’s investments.

Expense Ratio. A portfolio’s total annual operating expenses expressed as a percentage of the portfolio’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a portfolio are first invested in accordance with the portfolio’s investment objective. For portfolios with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark or “index.”

Median Market Capitalization. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio’s stocks, weighted by the proportion of the portfolio’s assets invested in each stock. Stocks representing half of the portfolio’s assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Principal. The face value of a debt instrument or the amount of money put into an investment.

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Securities. Stocks, bonds, money market instruments, and other investments.

Standard & Poor’s 500 Index. An index that is a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies.

Total Return. A percentage change, over a specified time period, in a portfolio’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a portfolio’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

For More Information

If you would like more information about Vanguard Variable Insurance Fund Equity Index Portfolio, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Portfolio’s investments is available in Vanguard Variable Insurance Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Portfolio and is incorporated by reference into (and thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit vanguard.com or contact us as follows:

Vanguard Annuity and Insurance Services P.O. Box 2600 Valley Forge, PA 19482-2600 Telephone: 800-522-5555

Text Telephone for people with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC’s website at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

Fund’s Investment Company Act file number: 811-05962

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P 107 092013

Vanguard Variable Insurance Fund

Mid-Cap Index Portfolio

September 30, 2013

Prospectus

This prospectus contains financial data for the Portfolio through the fiscal period ended June 30, 2013.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Portfolio Summary	1	Financial Highlights	14
More on the Portfolio	5	General Information	17
The Portfolio and Vanguard	10	Glossary of Investment Terms	20
Investment Advisor	11
Taxes	12
Share Price	13

Portfolio Summary

Investment Objective

The Portfolio seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the table and in the example that follow do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

Annual Portfolio Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.22%
12b-1 Distribution Fee	None
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses	0.26%

Example

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio’s shares. This example assumes that the Portfolio provides a return of 5% a year and that total annual portfolio operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$27	$84	$146	$331

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Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the previous expense example, reduce the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 23%.

Primary Investment Strategies

The Portfolio employs an indexing investment approach designed to track the performance of the CRSP US Mid Cap Index, a broadly diversified index of stocks of mid-size U.S. companies. The Portfolio attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Primary Risks

An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio is subject to the following risks, which could affect the Portfolio’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Portfolio’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Portfolio to underperform the overall stock market.

• Investment style risk, which is the chance that returns from mid-capitalization stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index and other comparative indexes, which have investment characteristics similar to those of the Portfolio. The Portfolio’s returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio’s returns, the returns would be lower. Keep in mind that the Portfolio’s past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com or by calling Vanguard toll-free at 800-522-5555.

Annual Total Returns — Mid-Cap Index Portfolio1

1 The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2013, was 15.44%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 21.44% (quarter ended September 30, 2009), and the lowest return for a quarter was –25.65% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Mid-Cap Index Portfolio	15.82%	3.04%	9.94%
Comparative Indexes
(reflect no deduction for fees or expenses)
S&P MidCap 400 Index	17.88%	5.15%	10.53%
MSCI US Mid Cap 450 Index	16.04	3.19	10.43
Spliced Mid Cap Index	16.04	3.19	10.01

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Investment Advisor
The Vanguard Group, Inc.

Portfolio Manager

Donald M. Butler, CFA, Principal of Vanguard. He has managed the Portfolio since its inception in 1999.

Tax Information

The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Portfolio shares are offered.

Payments to Financial Intermediaries

The Portfolio and its investment advisor do not pay financial intermediaries for sales of Portfolio shares.

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More on the Portfolio

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: Generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [flag] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.

A Note About Vanguard Variable Insurance Fund

The Mid-Cap Index Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

The Mid-Cap Index Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio’s investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That’s because you, as a contract owner, pay a proportionate share of the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio’s performance.

The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Portfolio’s management, may change investment strategies or policies in the

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interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

Market Exposure

The Portfolio invests mainly in common stocks of U.S. companies.

The Portfolio is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Portfolio’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies. Because the Portfolio seeks to track its target index, the Portfolio may underperform the overall stock market.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor’s 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

U.S. Stock Market Returns (1926–2012)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.8%
Worst	–43.1	–12.4	–1.4	3.1
Average	11.8	9.8	10.5	11.2

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2012. You can see, for example, that while the average annual return on common stocks for all of the 5-year periods was 9.8%, average annual returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average annual returns reflect past performance of common stocks; you should not regard them as an indication of future returns of either the stock market as a whole or this Portfolio in particular.

Mutual funds that invest in stocks are often classified according to market value or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It’s important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Portfolio as of December 31, 2012, was $6.7 billion.

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Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of both. The Mid-Cap Index Portfolio generally fits into the mid-cap blend category.

The Portfolio is subject to investment style risk, which is the chance that returns from mid-cap stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

Security Selection

The Portfolio is a stock index fund that seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks. The Portfolio employs an indexing investment approach designed to track the performance of the CRSP US Mid Cap Index, a broadly diversified index of stocks of mid-size U.S. companies. In seeking to replicate the Index’s performance, the Portfolio intends to hold each of the stocks in the Index in approximately the same proportion as its weighting in the Index. For example, if 3% of the CRSP US Mid Cap Index were made up of the stock of a specific company, the Portfolio would invest approximately 3% of its assets in that company. All, or substantially all (but in no event less than 80%), of the Portfolio’s assets will be invested in stocks that make up the Index. The actual stocks that make up the Index are chosen by CRSP. The Portfolio’s 80% policy may be changed only upon 60 days’ notice to shareholders.

Historically, mid-cap stocks have been more volatile than—and at times have performed quite differently from—the large-cap stocks that dominate the overall stock market. There is no certainty, however, that this pattern will continue in the future.

Other Investment Policies and Risks

The Portfolio reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Portfolio’s agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

The Portfolio may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up the index it tracks.

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To track its target index as closely as possible, the Portfolio attempts to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Portfolio may invest, to a limited extent, in derivatives, including stock futures. The Portfolio may also use derivatives such as total return swaps to obtain exposure to a stock, a basket of stocks, or an index. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold, oil, or wheat), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Portfolio to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Cash Management

The Portfolio’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Portfolio bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures

The Portfolio may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Portfolio’s best interest, so long as the alternative is consistent with the Portfolio’s investment objective. For instance, the Portfolio may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Portfolio’s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Portfolio receives large cash flows that it cannot prudently invest immediately.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by an investor engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund investors, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

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Policies to Address Frequent Trading. The Vanguard funds (other than money market funds and short-term bond funds, excluding Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, excluding Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to Vanguard ETF® Shares because frequent trading in ETF Shares does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because of a history of frequent trading by the investor or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients’ trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Portfolio shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.

See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.

The Portfolio, in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

9

Turnover Rate

A mutual fund’s turnover rate is a measure of its trading activity. Generally, an index fund sells securities in response to redemption requests or to changes in the compostion of its target index. The Portfolio may sell securities regardless of how long they have been held. The historical turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus. A turnover rate of 100% would occur, for example, if a Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in a fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.

The Portfolio and Vanguard

Vanguard Variable Insurance Fund is a member of The Vanguard Group, a family of more than 180 mutual funds holding assets of approximately $2.2 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

10

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, provides investment advisory services on an at-cost basis to the Portfolio. As of December 31, 2012, Vanguard managed approximately $1.7 trillion in assets.

For the fiscal year ended December 31, 2012, the Portfolio’s advisory expenses represented an effective annual rate of 0.01% of the Portfolio’s average net assets.

For a discussion of why the board of trustees approved the Portfolio’s investment advisory arrangement, see the Vanguard Variable Insurance Fund’s most recent semiannual report to shareholders covering the fiscal period ended June 30.

Vanguard’s Equity Investment Group is overseen by:

Mortimer J. Buckley, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard’s Equity Investment and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Mr. Buckley joined Vanguard in 1991 and has held various senior leadership positions with Vanguard. He received his A.B. in economics from Harvard and an M.B.A. from Harvard Business School.

Joseph Brennan, CFA, Principal of Vanguard and head of Vanguard’s Equity Index Group. He has oversight responsibility for all equity index funds managed by the Equity Investment Group. He first joined Vanguard in 1991. He received his B.A. in economics from Fairfield University and an M.S. in finance from Drexel University.

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John Ameriks, Ph.D., Principal of Vanguard and head of Vanguard’s Active Equity Group. He has oversight responsibility for all active quantitative equity funds managed by the Equity Investment Group. He joined Vanguard in 2003. He received his A.B. in economics from Stanford University and a Ph.D. in economics from Columbia University.

The manager primarily responsible for the day-to-day management of the Portfolio is:

Donald M. Butler, CFA, Principal of Vanguard. He has been with Vanguard since 1992; has managed investment portfolios since 1997; and has managed the Mid-Cap Index Portfolio since its inception in 1999. Education: B.S.B.A., Shippensburg University.

The Fund’s Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Portfolio.

Taxes

The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that fund your variable annuity or variable life insurance contract. The tax consequences to you of your investment in a Portfolio depend on the provisions of the annuity or life insurance contract through which you invest; please refer to the prospectus of such contract for more information.

The Portfolio intends to operate in such a manner that a separate account investing only in Portfolio shares will result in the variable annuity and variable life insurance contracts supported by that account receiving favorable tax treatment. This favorable treatment means that you will generally not be taxed on Portfolio distributions or proceeds on dispositions of Portfolio shares received by the separate account funding your contract. In order to qualify for this favorable treatment, the insurance company separate accounts that invest in the Portfolio must satisfy certain requirements. If a Portfolio funding your contract does not meet such requirements, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable currently to you. Also, if the IRS were to determine that contract holders have an impermissible level of control over the investments funding their contracts, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable currently to you. Please see the Vanguard Variable Insurance Funds’ Statement of Additional Information for more information.

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Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio’s assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a portfolio’s cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a portfolio are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a portfolio are based on the market value of the shares.

When a portfolio determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A portfolio also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the portfolio’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement), or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the portfolio’s pricing time or a security does not trade in the course of a day, and (2) the portfolio holds enough of the security that its price could affect the portfolio’s NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.

The Portfolio’s NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

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Financial Highlights

The following financial highlights table is intended to help you understand the Portfolio’s financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). The information for the six-month period ended June 30, 2013, has not been audited by an independent registered public accounting firm. The information for all periods in the table through December 31, 2012, has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Portfolio’s financial statements—is included in Vanguard Variable Insurance Fund’s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report by visiting vanguard.com or by contacting Vanguard by telephone or mail.

Yields and total returns presented for the Portfolio are net of the Portfolio’s operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

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Plain Talk About How to Read the Financial Highlights Table

The Portfolio began the fiscal period ended June 30, 2013, with a net asset value
(price) of $16.13 per share. During the period, the Portfolio earned $0.093 per share from investment income (interest and dividends) and $2.372 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them.

Shareholders received $0.825 per share in the form of dividend and capital gains distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the period was $17.77, reflecting earnings of
$2.465 per share and distributions of $0.825 per share. This was an increase of
$1.64 per share (from $16.13 at the beginning of the period to $17.77 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 15.44% for the period.

As of June 30, 2013, the Portfolio had approximately $976 million in net assets.
For the period, the annualized expense ratio was 0.25% ($2.50 per $1,000 of net assets), and the annualized net investment income amounted to 1.22% of its average net assets. The Portfolio sold and replaced securities valued at an annualized rate of 36% of its net assets.

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Mid-Cap Index Portfolio
	Six			Year Ended December 31,
Months
Ended
For a Share Outstanding Throughout	June 30,
Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$16.13	$14.49	$14.93	$12.02	$9.22	$18.58
Investment Operations
Net Investment Income	.093	.205	.172	.150	.128	.180
Net Realized and Unrealized Gain (Loss)
on Investments	2.372	2.071	(.462)	2.881	3.302	(7.090)
Total from Investment Operations	2.465	2.276	(.290)	3.031	3.430	(6.910)
Distributions
Dividends from Net Investment Income	(.200)	(.178)	(.150)	(.121)	(.180)	(.250)
Distributions from Realized Capital Gains	(.625)	(.458)	—	—	(.450)	(2.200)
Total Distributions	(.825)	(.636)	(.150)	(.121)	(.630)	(2.450)
Net Asset Value, End of Period	$17.77	$16.13	$14.49	$14.93	$12.02	$9.22
Total Return	15.44%	15.82%	–2.04%	25.37%	40.37% –41.81%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$976	$820	$750	$824	$643	$470
Ratio of Total Expenses to Average
Net Assets	0.25%[1]	0.26%	0.26%	0.28%	0.29%	0.24%
Ratio of Net Investment Income to
Average Net Assets	1.22%[1]	1.30%	1.11%	1.19%	1.25%	1.26%
Portfolio Turnover Rate	36%[1]	23%	27%	22%	29%	32%
1 Annualized.

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General Information

This Portfolio of Vanguard Variable Insurance Fund offers its shares to insurance companies to fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Fund’s board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio’s shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio’s shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.

If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.

The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the Securities and Exchange Commission.

The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

If the board of trustees determines that it would be detrimental to the best interests of the Portfolio’s remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.

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For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio’s behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker’s authorized designee, accepts the order in accordance with the Portfolio’s instructions. In most cases, for these categories of investors, a contract owner’s properly transmitted order will be priced at the Portfolio’s next determined NAV after the order is accepted by the authorized broker or the broker’s designee. The contract owner should review the authorized broker’s policies relating to trading in the Vanguard funds.

We generally post on our website at vanguard.com, in the Portfolio section of the Profile page for the Portfolio (under Holdings Details), a detailed list of the securities held by the Portfolio as of the end of the most recent calendar quarter (as of the end of the month for stock, bond, and balanced index portfolios). This list is generally updated within 30 calendar days after the end of the calendar quarter (15 calendar days after the end of the month for stock, bond, and balanced index funds). For the Money Market Portfolio, a detailed list of the securities held by the Portfolio as of the last business day of the most recent month is updated within five business days after the end of the month. This list will remain available online for at least six months after the initial posting. Except with respect to the Money Market Portfolio, Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Portfolio. We also generally post on our website at vanguard.com, in the Overview section of the Profile page for the Portfolio the ten largest stock portfolio holdings of the Portfolio as of the end of the most recent month. This list is generally updated ten business days after the end of the month. Additionally, in the Portfolio section of the Profile page for the Portfolio (under Holdings Details) we generally post the ten largest stock portfolio holdings of the Portfolio and the percentage of the Portfolio’s total assets that each of these holdings represents, as of the end of the most recent calendar quarter. This list is generally updated within 15 calendar days after the end of the calendar quarter, except for Vanguard index funds (15 days after the end of the month). Please consult the Vanguard Variable Insurance Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

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CFA® is a trademark owned by CFA Institute.

Vanguard funds are not sponsored, endorsed, sold, or promoted by the University of Chicago or its Center for Research in Security Prices, and neither the University of Chicago nor its Center for Research in Security Prices makes any representation regarding the advisability of investing in the funds.

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Glossary of Investment Terms

Active Management. An investment approach that seeks to exceed the average returns of a particular financial market or market segment. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Capital Gains Distribution. Payment to portfolio shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company’s profits, some of which may be paid out as dividends.

Dividend Distribution. Payment to portfolio shareholders of income from interest or dividends generated by a portfolio’s investments.

Expense Ratio. A portfolio’s total annual operating expenses expressed as a percentage of the portfolio’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a portfolio are first invested in accordance with the portfolio’s investment objective. For portfolios with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark or “index.”

Median Market Capitalization. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio’s stocks, weighted by the proportion of the portfolio’s assets invested in each stock. Stocks representing half of the portfolio’s assets have market capitalizations above the median, and the rest are below it.

MSCI US Mid Cap 450 Index. An index that tracks the stocks of approximately 450 mid-capitalization companies in the U.S. market.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

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Principal. The face value of a debt instrument or the amount of money put into an investment.

S&P MidCap 400 Index. An index that includes stocks of 400 mid-size U.S. companies representing a spectrum of industries.

Securities. Stocks, bonds, money market instruments, and other investments.

Spliced Mid Cap Index. An index that reflects performance of the S&P MidCap 400 Index through May 16, 2003, and performance of the MSCI US Mid Cap 450 Index thereafter.

Total Return. A percentage change, over a specified time period, in a portfolio’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a portfolio’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

For More Information

If you would like more information about Vanguard Variable Insurance Fund Mid-Cap Index Portfolio, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Portfolio’s investments is available in Vanguard Variable Insurance Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Portfolio and is incorporated by reference into (and thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit vanguard.com or contact us as follows:

Vanguard Annuity and Insurance Services P.O. Box 2600 Valley Forge, PA 19482-2600 Telephone: 800-522-5555

Text Telephone for people with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC’s website at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

Fund’s Investment Company Act file number: 811-05962

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P 288 092013

Vanguard Variable Insurance Fund

Growth Portfolio

September 30, 2013

Prospectus

This prospectus contains financial data for the Portfolio through the fiscal period ended June 30, 2013.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Portfolio Summary	1	Financial Highlights	18
More on the Portfolio	5	General Information	21
The Portfolio and Vanguard	12	Glossary of Investment Terms	23
Investment Advisors	13
Taxes	16
Share Price	16

Portfolio Summary

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the table and in the example that follow do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

Annual Portfolio Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.37%
12b-1 Distribution Fee	None
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses	0.41%

Example

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio’s shares. This example assumes that the Portfolio provides a return of 5% a year and that total annual portfolio operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$42	$132	$230	$518

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Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the previous expense example, reduce the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 43%.

Primary Investment Strategies

The Portfolio invests mainly in large-capitalization stocks of U.S. companies considered to have above-average earnings growth potential and reasonable stock prices in comparison with expected earnings. The Portfolio uses multiple investment advisors.

Primary Risks

An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio is subject to the following risks, which could affect the Portfolio’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

• Investment style risk, which is the chance that returns from large-capitalization growth stocks will trail returns from the overall stock market. Large-cap growth stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

• Asset concentration risk, which is the chance that the Portfolio’s performance may be hurt disproportionately by the poor performance of relatively few stocks. The Portfolio tends to invest a high percentage of assets in its ten largest holdings.

• Manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective. Significant investment in the information technology sector subjects the Portfolio to proportionately higher exposure to the risks of this sector.

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of relevant market indexes, which have investment characteristics similar to those of the Portfolio. The Portfolio’s returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio’s returns, the returns would be lower. Keep in mind that the Portfolio’s past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com or by calling Vanguard toll-free at 800-522-5555.

Annual Total Returns — Growth Portfolio1

1 The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2013, was 10.81%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 18.12% (quarter ended March 31, 2012), and the lowest return for a quarter was –21.54% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Growth Portfolio	18.43%	2.01%	6.47%
Comparative Indexes
(reflect no deduction for fees or expenses)
Russell 1000 Growth Index	15.26%	3.12%	7.52%
Standard & Poor’s 500 Index	16.00	1.66	7.10

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Investment Advisors
Delaware Investments Fund Advisers

Wellington Management Company, LLP

William Blair & Company, L.L.C.

Portfolio Managers

Christopher J. Bonavico, CFA, Vice President, Senior Portfolio Manager, and Equity Analyst at Delaware Investments Fund Advisers. He has co-managed a portion of the Portfolio since 2010.

Christopher M. Ericksen, CFA, Vice President, Portfolio Manager, and Equity Analyst at Delaware Investments Fund Advisers. He has co-managed a portion of the Portfolio since 2010.

Daniel J. Prislin, CFA, Vice President, Senior Portfolio Manager, and Equity Analyst at Delaware Investments Fund Advisers. He has co-managed a portion of the Portfolio since 2010.

Jeffrey S. Van Harte, CFA, Senior Vice President, Chief Investment Officer—Focus Growth Equity at Delaware Investments Fund Advisers. He has co-managed a portion of the Portfolio since 2010.

Andrew J. Shilling, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management. He has managed a portion of the Portfolio since 2010.

James Golan, CFA, Partner and Portfolio Manager of William Blair & Company. He has co-managed a portion of the Portfolio since 2010.

David Ricci, CFA, Partner and Portfolio Manager of William Blair & Company. He has co-managed a portion of the Portfolio since 2011.

Tax Information

The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Portfolio shares are offered.

Payments to Financial Intermediaries

The Portfolio and its investment advisors do not pay financial intermediaries for sales of Portfolio shares.

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More on the Portfolio

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: Generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [flag] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.

A Note About Vanguard Variable Insurance Fund

The Growth Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

The Growth Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio’s investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That’s because you, as a contract owner, pay a proportionate share of the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio’s performance.

The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Portfolio’s management, may change investment strategies or policies in the

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interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

Market Exposure

The Portfolio invests primarily in common stocks of U.S. companies.

The Portfolio is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor’s 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

U.S. Stock Market Returns (1926–2012)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.8%
Worst	–43.1	–12.4	–1.4	3.1
Average	11.8	9.8	10.5	11.2

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2012. You can see, for example, that while the average annual return on common stocks for all of the 5-year periods was 9.8%, average annual returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average annual returns reflect past performance of common stocks; you should not regard them as an indication of future returns of either the stock market as a whole or this Portfolio in particular.

Mutual funds that invest in stocks are often classified according to the market value or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It’s important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Portfolio as of December 31, 2012, was $37.1 billion.

Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of both. The Growth Portfolio generally fits into the large-cap growth category.

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The Portfolio is subject to investment style risk, which is the chance that returns from large-cap growth stocks will trail returns from the overall stock market. Large-cap growth stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

Plain Talk About Growth Funds and Value Funds

Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to measures such as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.

Security Selection

The Portfolio invests mainly in common stocks of companies that, in the advisors’ opinions, offer favorable prospects for capital appreciation. These stocks tend to produce little current income. The Portfolio generally focuses on companies that are considered large-cap by the Portfolio’s investment advisors. The Growth Portfolio uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Portfolio.

Each advisor employs active investment management methods, which means that securities are bought and sold according to the advisor’s evaluations of companies and their financial prospects, the prices of the securities, and the stock market and the economy in general. Each advisor will sell a security when, in the view of the advisor, it is no longer as attractive as an alternative investment.

Delaware Investments Fund Advisers, which manages approximately 34% of the Portfolio’s assets, invests primarily in common stocks of large-capitalization, growth-oriented companies that it believes have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. The advisor uses a bottom-up approach, seeking companies that have large-end market potential, dominant business models, and strong free-cash-flow generation, that are reasonably priced compared with the intrinsic value of the securities. Delaware Investments Fund Advisers tends to hold a relatively focused portfolio with a limited number of stocks.

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Wellington Management Company, LLP (Wellington Management), which manages approximately 31% of the Portfolio’s assets, employs a traditional, bottom-up fundamental research approach to identify securities that possess sustainable growth at attractive valuations. Wellington Management identifies companies that have demonstrated above-average growth in the past or which hold the potential to achieve above average growth in the future. The team then conducts a thorough review of each company's business model, looking to identify companies with the potential for above average sustainable growth. The advisor takes a long-term perspective and seeks to determine a competitive barrier to entry for each company, which will enable it to maintain its growth profile over time. A disciplined valuation analysis follows to determine which securities are attractively priced.

William Blair & Company, L.L.C. (William Blair & Company), which manages approximately 28% of the Portfolio’s assets, uses an investment process that relies on thorough, in-depth fundamental analysis. William Blair & Company invests in companies that it believes are high quality and have sustainable, above-average growth. In selecting stocks, the advisor considers some or all of the following company criteria: leadership position within the markets served, quality of the products or services provided, marketing capability, return on equity, accounting policies/financial transparency, and quality/depth of the management team.

The Vanguard Group, Inc. (Vanguard) manages a small portion (approximately 7%) of the Portfolio’s assets to facilitate cash flows to and from the Portfolio’s advisors. Vanguard typically invests this portion of the Portfolio’s assets in stock index futures, which are a type of derivative, and/or shares of exchange-traded funds (ETFs), including ETF Shares of other Vanguard funds. For more details, see “Other Investment Policies and Risks” .

Because the Portfolio tends to invest a high percentage of assets in its ten largest holdings, the Portfolio is subject to asset concentration risk, which is the chance that the Portfolio’s performance may be hurt disproportionately by the poor performance of relatively few stocks.

The Portfolio is subject to manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective. Significant investment in the information technology sector subjects the Portfolio to proportionately higher exposure to the risks of this sector.

As of December 31, 2012, the Portfolio had invested 29.1% of its assets in its top ten holdings. The Portfolio’s overall makeup may differ substantially from that of the broad stock market in terms of industry weightings and market capitalization.

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Other Investment Policies and Risks

Although the Portfolio typically does not make significant investments in foreign securities, it reserves the right to invest up to 20% of its assets in foreign securities, which may include depositary receipts. Foreign securities may be traded on U.S. or foreign markets. To the extent that the Portfolio owns foreign securities, it is subject to country risk and currency risk. Country risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries. In addition, the prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

The Portfolio may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold, oil, or wheat), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Portfolio to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

The Portfolio may enter into foreign currency exchange forward contracts, which are a type of derivative. A foreign currency exchange forward contract is an agreement to buy or sell a country’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Managers of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in currency exchange rates. These contracts, however, would not prevent the Portfolio’s securities from falling in value during foreign market downswings.

Plain Talk About Derivatives

Derivatives can take many forms. Some forms of derivatives, such as exchange-
traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.

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Vanguard typically invests a small portion of the Portfolio’s assets in stock index futures, which are a type of derivative, and/or shares of ETFs, including ETF Shares issued by Vanguard stock funds. These stock index futures and ETFs typically provide returns similar to those of common stocks. Vanguard may purchase futures or ETFs when doing so will reduce the Portfolio’s transaction costs or potentially add value because the instruments are favorably priced. Vanguard receives no additional revenue from Portfolio assets invested in ETF Shares of other Vanguard funds. Portfolio assets invested in Vanguard ETF Shares are excluded when allocating to the Portfolio its share of the costs of Vanguard operations.

Cash Management

The Portfolio’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Portfolio bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures

The Portfolio may temporarily depart from its normal investment policies and strategies when an advisor believes that doing so is in the Portfolio’s best interest, so long as the alternative is consistent with the Portfolio’s investment objective. For instance, the Portfolio may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Portfolio’s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Portfolio is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.

In addition, the Portfolio may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash, commercial paper, or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

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Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by an investor engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund investors, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds and short-term bond funds, excluding Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, excluding Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance because of a history of frequent trading by the investor.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients’ trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Portfolio shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.

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See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.

The Portfolio, in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

A mutual fund’s turnover rate is a measure of its trading activity. The Portfolio may sell securities regardless of how long they have been held. The historical turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus. A turnover rate of 100% would occur, for example, if a Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in a fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.

The Portfolio and Vanguard

Vanguard Variable Insurance Fund is a member of The Vanguard Group, a family of more than 180 mutual funds holding assets of approximately $2.2 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

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Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisors

The Portfolio uses a multimanager approach. Each advisor independently manages its assigned portion of the Portfolio’s assets, subject to the supervision and oversight of Vanguard and the Fund’s board of trustees. The board of trustees designates the proportion of Portfolio assets to be managed by each advisor and may change these proportions at any time.

  Delaware Investments Fund Advisers, 2005 Market Street, Philadelphia, PA 19103,

  series of Delaware Management Business Trust, is an investment management firm and a subsidiary of Delaware Management Holdings, Inc. (“DMHI”). DMHI is a subsidiary, and subject to the ultimate control, of Macquarie Group, Limited. (“Macquarie”). Macquarie is a Sydney, Australia-headquartered global provider of banking, financial, advisory, and investment services. “Delaware Investments” refers to DMHI and its subsidiaries. As of December 31, 2012, Delaware Investments managed approximately $179.8 billion in assets.

• Wellington Management Company, LLP, 280 Congress Street, Boston, MA 02210, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2012, Wellington Management had investment management authority with respect to approximately $758 billion in assets.

• William Blair & Company, L.L.C., 222 West Adams Street, Chicago, IL 60606, is an independently owned full-service investment management firm founded in 1935. It manages assets for mutual funds, public and private employee benefits plans, foundations, endowments, institutions, and separate accounts. As of December 31, 2012, William Blair & Company managed approximately $50 billion in assets.

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The Portfolio pays each of its investment advisors a base fee plus or minus a performance adjustment. Each base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the Portfolio relative to that of the Russell 1000 Growth Index over the preceding 36-month period (60-month period for William Blair & Company). When the performance adjustment is positive, the Portfolio’s expenses increase; when it is negative, expenses decrease.

For the fiscal year ended December 31, 2012, the aggregate advisory fees represented an effective annual rate of 0.14% of the Portfolio’s average net assets, before a performance-based decrease of 0.01%.

Under the terms of an SEC exemptive order, the Fund’s board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Portfolio’s advisory arrangements will be communicated to shareholders in writing. In addition, as the Portfolio’s sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Portfolio, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing investment advisory agreement be revised.

For a discussion of why the board of trustees approved the Portfolio’s investment advisory agreeements, see the Vanguard Variable Insurance Fund’s most recent semiannual report to shareholders covering the fiscal period ended June 30.

The managers primarily responsible for the day-today management of the Portfolio are: Christopher J. Bonavico, CFA, Vice President, Senior Portfolio Manager, and Equity Analyst at Delaware Investments Fund Advisers. He has worked in investment management since 1988; has managed investment portfolios since joining Delaware Investments Fund Advisers in 2005; and has co-managed a portion of the Growth Portfolio since 2010. Education: B.S., University of Delaware.

Christopher M. Ericksen, CFA, Vice President, Portfolio Manager, and Equity Analyst at Delaware Investments Fund Advisers. He has worked in investment management since 1994; has managed investment portfolios since 2004; has been with Delaware Investments Fund Advisers since 2005; and has co-managed a portion of the Growth Portfolio since 2010. Education: B.S., Carnegie Mellon University.

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Daniel J. Prislin, CFA, Vice President, Senior Portfolio Manager, and Equity Analyst at Delaware Investments Fund Advisers. He has worked in investment management since 1994; has managed investment portfolios since 1996; has been with Delaware Investments Fund Advisers since 2005; and has co-managed a portion of the Growth Portfolio since 2010. Education: B.S. and M.B.A., University of California at Berkeley.

Jeffrey S. Van Harte, CFA, Senior Vice President, Chief Investment Officer—Focus Growth Equity at Delaware Investments Fund Advisers. He has worked in investment management since 1980; has managed investment portfolios since 1984; has been with Delaware Investments Fund Advisers since 2005; and has co-managed a portion of the Growth Portfolio since 2010. Education: B.A., California State University at Fullerton.

Andrew J. Shilling, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management. He has worked in investment management for Wellington Management since 1994; has managed investment portfolios since 2000; and has managed a portion of the Growth Portfolio since 2010. Education: B.A., Amherst College; M.B.A., Tuck School of Business, Dartmouth College.

James Golan, CFA, Partner and Portfolio Manager of William Blair & Company. He has worked in investment management since 1988; has been with William Blair & Company since 2000; has managed investment portfolios since 2005; and has co-managed a portion of the Growth Portfolio since 2010. Education: B.A., DePauw University; M.B.A., J.L. Kellogg Graduate School of Management, Northwestern University.

David Ricci, CFA, Partner and Portfolio Manager of William Blair & Company. He has worked in investment management at William Blair & Company since 1994; has managed investment portfolios since 2005; and has co-managed a portion of the Growth Portfolio since 2011. Education: Sc. B., Brown University; M.B.A., Harvard Business School.

The Fund’s Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Portfolio.

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Taxes

The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that fund your variable annuity or variable life insurance contract. The tax consequences to you of your investment in a Portfolio depend on the provisions of the annuity or life insurance contract through which you invest; please refer to the prospectus of such contract for more information.

The Portfolio intends to operate in such a manner that a separate account investing only in Portfolio shares will result in the variable annuity and variable life insurance contracts supported by that account receiving favorable tax treatment. This favorable treatment means that you will generally not be taxed on Portfolio distributions or proceeds on dispositions of Portfolio shares received by the separate account funding your contract. In order to qualify for this favorable treatment, the insurance company separate accounts that invest in the Portfolios must satisfy certain requirements. If a Portfolio funding your contract does not meet such requirements, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable currently to you. Also, if the IRS were to determine that contract holders have an impermissible level of control over the investments funding their contracts, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable currently to you. Please see the Vanguard Variable Insurance Funds’ Statement of Additional Information for more information.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio’s assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a portfolio’s cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a portfolio are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a portfolio are based on the market value of the shares.

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When a portfolio determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A portfolio also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the portfolio’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement), or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the portfolio’s pricing time or if a security does not trade in the course of a day, and (2) the portfolio holds enough of the security that its price could affect the portfolio’s NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.

The Portfolio’s NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

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Financial Highlights

The following financial highlights table is intended to help you understand the Portfolio’s financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). The information for the six-month period ended June 30, 2013, has not been audited by an independent registered public accounting firm. The information for all periods in the table through December 31, 2012, has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Portfolio’s financial statements—is included in Vanguard Variable Insurance Fund’s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report by visiting vanguard.com or by contacting Vanguard by telephone or mail.

Yields and total returns presented for the Portfolio are net of the Portfolio’s operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

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Plain Talk About How to Read the Financial Highlights Table

The Portfolio began the fiscal period ended June 30, 2013, with a net asset value
(price) of $15.32 per share. During the period, the Portfolio earned $0.041 per share from investment income (interest and dividends) and $1.614 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them.

Shareholders received $0.085 per share in the form of dividend distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the period was $16.89, reflecting earnings of
$1.655 per share and distributions of $0.085 per share. This was an increase of
$1.57 per share (from $15.32 at the beginning of the period to $16.89 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 10.81% for the period.

As of June 30, 2013, the Portfolio had approximately $340 million in net assets.
For the period, the annualized expense ratio was 0.41% ($4.10 per $1,000 of net assets), and the annualized net investment income amounted to 0.50% of its average net assets. The Portfolio sold and replaced securities valued at an annualized rate of 46% of its net assets.

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Growth Portfolio
	Six			Year Ended December 31,
Months
Ended
For a Share Outstanding Throughout	June 30,
Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$15.32	$12.99	$13.18	$11.87	$8.89	$14.39
Investment Operations
Net Investment Income	.041	.082	.072	.087[1]	.083	.090
Net Realized and Unrealized Gain (Loss)
on Investments	1.614	2.312	(.177)	1.308	2.997	(5.490)
Total from Investment Operations	1.655	2.394	(.105)	1.395	3.080	(5.400)
Distributions
Dividends from Net Investment Income	(.085)	(.064)	(.085)	(.085)	(.100)	(.100)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.085)	(.064)	(.085)	(.085)	(.100)	(.100)
Net Asset Value, End of Period	$16.89	$15.32	$12.99	$13.18	$11.87	$8.89
Total Return	10.81%	18.43%	–0.84%	11.81%	35.05% –37.72%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$340	$321	$260	$271	$260	$203
Ratio of Total Expenses to Average
Net Assets[2]	0.41%[3]	0.41%	0.40%	0.40%	0.40%	0.35%
Ratio of Net Investment Income to
Average Net Assets	0.50%[3]	0.58%	0.54%	0.73%[1]	0.81%	0.73%
Portfolio Turnover Rate	46%[3]	43%	45%	105%	95%	120%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.014 and 0.11%, respectively, resulting from a special dividend from VeriSign Inc. in December 2010.

2 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), (0.01%), (0.02%), (0.02%), and (0.02%).

3 Annualized.

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General Information

This Portfolio of Vanguard Variable Insurance Fund offers its shares to insurance companies to fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Fund’s board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio’s shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio’s shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.

If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.

The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the Securities and Exchange Commission.

The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

If the board of trustees determines that it would be detrimental to the best interests of the Portfolio’s remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.

For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio’s behalf. The Portfolio will be deemed to have received a purchase or

21

redemption order when an authorized broker, or a broker’s authorized designee, accepts the order in accordance with the Portfolio’s instructions. In most cases, for these categories of investors, a contract owner’s properly transmitted order will be priced at the Portfolio’s next determined NAV after the order is accepted by the authorized broker or the broker’s designee. The contract owner should review the authorized broker’s policies relating to trading in the Vanguard funds.

We generally post on our website at vanguard.com, in the Portfolio section of the Profile page for the Portfolio (under Holdings Details), a detailed list of the securities held by the Portfolio as of the end of the most recent calendar quarter (as of the end of the month for stock, bond, and balanced index portfolios). This list is generally updated within 30 calendar days after the end of the calendar quarter (15 calendar days after the end of the month for stock, bond, and balanced index funds). For the Money Market Portfolio, a detailed list of the securities held by the Portfolio as of the last business day of the most recent month is updated within five business days after the end of the month. This list will remain available online for at least six months after the initial posting. Except with respect to the Money Market Portfolio, Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Portfolio. We also generally post on our website at vanguard.com, in the Overview section of the Profile page for the Portfolio the ten largest stock portfolio holdings of the Portfolio as of the end of the most recent month. This list is generally updated ten business days after the end of the month. Additionally, in the Portfolio section of the Profile page for the Portfolio (under Holdings Details) we generally post the ten largest stock portfolio holdings of the Portfolio and the percentage of the Portfolio’s total assets that each of these holdings represents, as of the end of the most recent calendar quarter. This list is generally updated within 15 calendar days after the end of the calendar quarter, except for Vanguard index funds (15 days after the end of the month). Please consult the Vanguard Variable Insurance Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

CFA® is a trademark owned by CFA Institute.

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Glossary of Investment Terms

Capital Gains Distribution. Payment to portfolio shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company’s profits, some of which may be paid out as dividends.

Dividend Distribution. Payment to portfolio shareholders of income from interest or dividends generated by a portfolio’s investments.

Expense Ratio. A portfolio’s total annual operating expenses expressed as a percentage of the portfolio’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a portfolio are first invested in accordance with the portfolio’s investment objective. For portfolios with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Median Market Capitalization. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio’s stocks, weighted by the proportion of the portfolio’s assets invested in each stock. Stocks representing half of the portfolio’s assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Principal. The face value of a debt instrument or the amount of money put into an investment.

Russell 1000 Growth Index. An index that measures the performance of those Russell 1000 companies with higher price/book ratios and higher predicted growth rates.

Securities. Stocks, bonds, money market instruments, and other investments.

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Standard & Poor’s 500 Index. An index that is a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies.

Total Return. A percentage change, over a specified time period, in a portfolio’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a portfolio’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

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P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

For More Information

If you would like more information about Vanguard Variable Insurance Fund Growth Portfolio, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Portfolio’s investments is available in Vanguard Variable Insurance Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Portfolio and is incorporated by reference into (and thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit vanguard.com or contact us as follows:

Vanguard Annuity and Insurance Services P.O. Box 2600 Valley Forge, PA 19482-2600 Telephone: 800-522-5555

Text Telephone for people with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC’s website at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

Fund’s Investment Company Act file number: 811-05962

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P 109 092013

Vanguard Variable Insurance Fund

Capital Growth Portfolio

September 30, 2013

Prospectus

This prospectus contains financial data for the Portfolio through the fiscal period ended June 30, 2013.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Portfolio Summary	1	Financial Highlights	15
More on the Portfolio	5	General Information	18
The Portfolio and Vanguard	11	Glossary of Investment Terms	20
Investment Advisor	12
Taxes	13
Share Price	14

Portfolio Summary

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the table and in the example that follow do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

Annual Portfolio Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.37%
12b-1 Distribution Fee	None
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses	0.41%

Example

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio’s shares. This example assumes that the Portfolio provides a return of 5% a year and that total annual portfolio operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$42	$132	$230	$518

1

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the previous expense example, reduce the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 6%.

Primary Investment Strategies

The Portfolio invests in stocks considered to have above-average earnings growth potential that is not reflected in their current market prices. The Portfolio consists predominantly of large- and mid-capitalization stocks.

Primary Risks

An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio is subject to the following risks, which could affect the Portfolio’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

• Investment style risk, which is the chance that returns from mid- and large-capitalization growth stocks will trail returns from the overall stock market. Mid- and large-cap stocks each tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years. Historically, mid-cap stocks have been more volatile in price than large-cap stocks.

• Asset concentration risk, which is the chance that the Portfolio’s performance may be adversely affected by the poor performance of relatively few stocks. The Portfolio tends to invest a high percentage of assets in its ten largest holdings.

• Manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective. Significant investments in the health care and information technology sectors subject the Portfolio to proportionately higher exposure to the risks of these sectors.

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index, which has investment characteristics similar to those of the Portfolio. The Portfolio’s returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio’s returns, the returns would be lower. Keep in mind that the Portfolio’s past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com or by calling Vanguard toll-free at 800-522-5555.

Annual Total Returns — Capital Growth Portfolio1

1 The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2013, was 17.42%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 16.63% (quarter ended June 30, 2003), and the lowest return for a quarter was –21.64% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Capital Growth Portfolio	15.47%	3.88%	10.20%
Standard & Poor’s 500 Index
(reflects no deduction for fees or expenses)	16.00%	1.66%	7.10%

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Investment Advisor
PRIMECAP Management Company

Portfolio Managers

Theo A. Kolokotrones, Vice Chairman of PRIMECAP. He has co-managed the Portfolio since its inception in 2002.

Joel P. Fried, President of PRIMECAP. He has co-managed the Portfolio since its inception in 2002.

Mitchell J. Milias, Chairman of PRIMECAP. He has co-managed the Portfolio since its inception in 2002.

Alfred W. Mordecai, Executive Vice President of PRIMECAP. He has co-managed the Portfolio since its inception in 2002.

M. Mohsin Ansari, Senior Vice President of PRIMECAP. He has co-managed the Portfolio since 2007.

Tax Information

The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Portfolio shares are offered.

Payments to Financial Intermediaries

The Portfolio and its investment advisor do not pay financial intermediaries for sales of Portfolio shares.

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More on the Portfolio

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: Generally the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [flag] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.

A Note About Vanguard Variable Insurance Fund

The Capital Growth Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

The Capital Growth Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio’s investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That’s because you, as a contract owner, pay a proportionate share of the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio’s performance.

The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Portfolio’s management, may change investment strategies or policies in the

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interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

Market Exposure

The Portfolio invests primarily in common stocks of U.S. companies.

The Portfolio is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

Because the Portfolio tends to invest a high percentage of assets in its ten largest holdings, the Portfolio is subject to asset concentration risk, which is the chance that the Portfolio’s performance may be hurt disproportionately by the poor performance of relatively few stocks.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor’s 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

U.S. Stock Market Returns (1926–2012)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.8%
Worst	–43.1	–12.4	–1.4	3.1
Average	11.8	9.8	10.5	11.2

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2012. You can see, for example, that while the average annual return on common stocks for all of the 5-year periods was 9.8%, average annual returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average annual returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or this Portfolio in particular.

Mutual funds that invest in stocks are often classified according to market value or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It’s important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard

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fund advisors. The asset-weighted median market capitalization of the Portfolio as of December 31, 2012, was $42.6 billion.

Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of both. The Capital Growth Portfolio generally fits into the large-cap growth category.

The Portfolio is subject to investment style risk, which is the chance that returns from mid- and large-cap growth stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

Plain Talk About Growth Funds and Value Funds

Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to measures such as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.

Security Selection

The Portfolio invests mainly in common stocks of companies that the advisor expects to have favorable prospects for capital appreciation and that sell at attractive prices, but typically produce little current income. The Portfolio’s advisor selects common stocks that it believes have above-average earnings growth potential that is not reflected in the current market price. Companies selected for stock purchase typically have strong positions within their industries, increasing sales, improving profitability, good long-term prospects for above-average growth in earnings, and strong management teams.

Using careful analysis, the advisor attempts to quantify a company’s “fundamental value”, which is the advisor’s estimate of the financial value of the company. The advisor compares the fundamental value with the market price of the company’s stock. The advisor then decides whether or not to purchase the stock mainly on the basis of how attractive its market price is in relation to its fundamental value. Although the Portfolio invests with a long-term horizon of three to five years, the advisor may sell a stock if its market price appears to have risen above its fundamental value, if

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other securities appear to be more favorably priced, or if the reasons for which the stock was purchased no longer hold true.

The advisor does not try to make investment decisions based on short-term trends in the stock market. If attractively priced stocks cannot be found, the Portfolio’s cash levels will increase. Because the Portfolio’s selections are determined by an analysis of each individual stock, the Portfolio’s makeup may differ substantially from the overall market’s characteristics. For example, the proportion of the Portfolio’s assets invested in a particular industry may be significantly larger or smaller than that industry’s representation in the overall stock market.

The Portfolio is subject to manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective. Significant investments in the health care and information technology sectors subject the Fund to proportionately higher exposure to the risks of these sectors.

Other Investment Policies and Risks

Although the Portfolio typically does not make significant investments in foreign securities, it reserves the right to invest up to 25% of its assets in foreign securities, which may inculde depositary receipts. Foreign securities may be traded on U.S. or foreign markets. To the extent that the Portfolio owns foreign securities, it is subject to country risk and currency risk. Country risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries. In addition, the prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

The Portfolio may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold, oil, or wheat), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Portfolio to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

The Portfolio may enter into foreign currency exchange forward contracts, which are a type of derivative. A foreign currency exchange forward contract is an agreement to buy or sell a country’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a

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given date. Managers of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in currency exchange rates. These contracts, however, would not prevent the Portfolio’s securities from falling in value during foreign market downswings.

Cash Management

The Portfolio’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Portfolio bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures

The Portfolio may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Portfolio’s best interest, so long as the alternative is consistent with the Portfolio’s investment objective. For instance, the Portfolio may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Portfolio’s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Portfolio is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.

In addition, the Portfolio may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash, commercial paper, or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by an investor engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund investors, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

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Policies to Address Frequent Trading. The Vanguard funds (other than money market funds and short-term bond funds, excluding Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, excluding Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because of a history of frequent trading by the investor or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients’ trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Portfolio shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.

See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.

The Portfolio, in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

A mutual fund’s turnover rate is a measure of its trading activity. The Portfolio may sell securities regardless of how long they have been held. The historical turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus. A

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turnover rate of 100% would occur, for example, if a Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in a fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.

The Portfolio and Vanguard

Vanguard Variable Insurance Fund is a member of The Vanguard Group, a family of more than 180 mutual funds holding assets of approximately $2.2 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

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Investment Advisor

PRIMECAP Management Company (PRIMECAP), 225 South Lake Avenue, Suite 400, Pasadena, CA 91101, provides investment advisory services to the Portfolio. An investment advisory firm founded in 1983, PRIMECAP also provides investment advisory services to endowment funds, employee benefits plans, mutual funds, and foundations unrelated to Vanguard. PRIMECAP managed approximately $64 billion in assets as of December 31, 2012. PRIMECAP manages the Portfolio subject to the supervision and oversight of Vanguard and the Fund’s board of trustees.

PRIMECAP’s advisory fee is paid quarterly and is a percentage of average daily net assets under management during the most recent fiscal quarter.

For the fiscal year ended December 31, 2012, the advisory fee paid to PRIMECAP represented an effective annual rate of 0.15% of the Portfolio’s average net assets.

Under the terms of an SEC exemptive order, the Fund’s board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Portfolio’s advisory arrangements will be communicated to shareholders in writing. In addition, as the Portfolio’s sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Portfolio, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing investment advisory agreement be revised.

For a discussion of why the board of trustees approved the Portfolio’s investment advisory agreement, see the Vanguard Variable Insurance Fund’s most recent semiannual report to shareholders covering the fiscal period ended June 30.

The managers primarily responsible for overseeing the day-to-day management of the Portfolio are: Theo A. Kolokotrones, Vice Chairman of PRIMECAP. He has worked in investment management since 1970; has managed assets since 1979; has been with PRIMECAP since 1983; and has co-managed the Capital Growth Portfolio since its inception in 2002. Education: B.A., University of Chicago; M.B.A., Harvard Business School.

Joel P. Fried, President of PRIMECAP. He has worked in investment management since 1985; has managed assets for PRIMECAP since 1987; and has co-managed the Capital Growth Portfolio since its inception in 2002. Education: B.S., University of California, Los Angeles; M.B.A., Anderson Graduate School of Business, University of California, Los Angeles.

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Mitchell J. Milias, Chairman of PRIMECAP. He has worked in investment management since 1964; has managed assets since 1967; has been with PRIMECAP since 1983; and has co-managed the Capital Growth Portfolio since its inception in 2002. Education: B.S., Stanford University; M.B.A., Harvard Business School.

Alfred W. Mordecai, Executive Vice President of PRIMECAP. He has worked in investment management and has been with PRIMECAP since 1997; has managed assets for PRIMECAP since 1999; and has co-managed the Capital Growth Portfolio since its inception in 2002. Education: B.S.E., Duke University; M.E.A., Virginia Polytechnic Institute and State University; M.B.A., Harvard Business School.

M. Mohsin Ansari, Senior Vice President of PRIMECAP. He has worked in investment management and has been with PRIMECAP since 2000; has managed assets since 2007; and has co-managed the Capital Growth Portfolio since 2007. Education: B.A., Colgate University; B.S., Washington University; M.B.A., Harvard Business School.

Each of these five individuals manages his portion of the Capital Growth Portfolio autonomously; there is no decision-making by committee. A small portion of the Portfolio’s assets is co-managed by individuals in PRIMECAP’s research department.

The Fund’s Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Portfolio.

Taxes

The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that fund your variable annuity or variable life insurance contract. The tax consequences to you of your investment in a Portfolio depend on the provisions of the annuity or life insurance contract through which you invest; please refer to the prospectus of such contract for more information.

The Portfolio intends to operate in such a manner that a separate account investing only in Portfolio shares will result in the variable annuity and variable life insurance contracts supported by that account receiving favorable tax treatment. This favorable treatment means that you will generally not be taxed on Portfolio distributions or proceeds on dispositions of Portfolio shares received by the separate account funding your contract. In order to qualify for this favorable treatment, the insurance company separate accounts that invest in the Portfolios must satisfy certain requirements. If a Portfolio funding your contract does not meet such requirements, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable currently to you. Also, if the IRS were to determine that contract holders have an impermissible level of control over the investments funding their contracts,

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your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable currently to you. Please see the Vanguard Variable Insurance Funds’ Statement of Additional Information for more information.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio’s assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a portfolio’s cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a portfolio are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a portfolio are based on the market value of the shares.

When a portfolio determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A portfolio also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the portfolio’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement), or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the portfolio’s pricing time or if a security does not trade in the course of a day, and (2) the portfolio holds enough of the security that its price could affect the portfolio’s NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.

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The Portfolio’s NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

Financial Highlights

The following financial highlights table is intended to help you understand the Portfolio’s financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). The information for the six-month period ended June 30, 2013, has not been audited by an independent registered public accounting firm. The information for all periods in the table through December 31, 2012, has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Portfolio’s financial statements—is included in Vanguard Variable Insurance Fund’s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report by visiting vanguard.com or by contacting Vanguard by telephone or mail.

Yields and total returns presented for the Portfolio are net of the Portfolio’s operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

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Plain Talk About How to Read the Financial Highlights Table

The Portfolio began the fiscal period ended June 30, 2013, with a net asset value
(price) of $17.68 per share. During the period, the Portfolio earned $0.116 per share from investment income (interest and dividends) and $2.934 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them.

Shareholders received $0.720 per share in the form of dividend and capital gains distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the period was $20.01, reflecting earnings of
$3.050 per share and distributions of $0.720 per share. This was an increase of
$2.33 per share (from $17.68 at the beginning of the period to $20.01 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 17.42% for the period.

As of June 30, 2013, the Portfolio had approximately $528 million in net assets.
For the period, the annualized expense ratio was 0.41% ($4.10 per $1,000 of net assets), and the annualized net investment income amounted to 1.37% of its average net assets. The Portfolio sold and replaced securities valued at an annualized rate of 10% of its net assets.

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Capital Growth Portfolio
	Six			Year Ended December 31,
Months
Ended
For a Share Outstanding Throughout	June 30,
Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$17.68	$15.69	$16.38	$15.04	$12.42	$18.55
Investment Operations
Net Investment Income (Loss)	.116	.255	.154	.156[1]	.125	.150
Net Realized and Unrealized Gain (Loss)
on Investments	2.934	2.152	(.274)	1.759	3.705	(5.610)
Total from Investment Operations	3.050	2.407	(.120)	1.915	3.830	(5.460)
Distributions
Dividends from Net Investment Income	(.250)	(.165)	(.145)	(.135)	(.145)	(.150)
Distributions from Realized Capital Gains	(.470)	(.252)	(.425)	(.440)	(1.065)	(.520)
Total Distributions	(.720)	(.417)	(.570)	(.575)	(1.210)	(.670)
Net Asset Value, End of Period	$20.01	$17.68	$15.69	$16.38	$15.04	$12.42
Total Return	17.42%	15.47%	–0.93%	13.08%	34.30% –30.36%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$528	$395	$370	$337	$313	$251
Ratio of Total Expenses to Average
Net Assets	0.41%[2]	0.41%	0.42%	0.44%	0.45%	0.42%
Ratio of Net Investment Income to
Average Net Assets	1.37%[2]	1.48%	1.03%	1.05%[1]	0.93%	0.90%
Portfolio Turnover Rate	10%[2]	6%	11%	7%	8%	18%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.031 and 0.21%, respectively, resulting from a special dividend from Weyerhaeuser Co. in July 2010.

2 Annualized.

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General Information

This Portfolio of Vanguard Variable Insurance Fund offers its shares to insurance companies to fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Fund’s board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio’s shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio’s shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.

If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.

The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the Securities and Exchange Commission.

The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

If the board of trustees determines that it would be detrimental to the best interests of the Portfolio’s remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.

For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio’s behalf. The Portfolio will be deemed to have received a purchase or

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redemption order when an authorized broker, or a broker’s authorized designee, accepts the order in accordance with the Portfolio’s instructions. In most cases, for these categories of investors, a contract owner’s properly transmitted order will be priced at the Portfolio’s next determined NAV after the order is accepted by the authorized broker or the broker’s designee. The contract owner should review the authorized broker’s policies relating to trading in the Vanguard funds.

We generally post on our website at vanguard.com, in the Portfolio section of the Profile page for the Portfolio (under Holdings Details), a detailed list of the securities held by the Portfolio as of the end of the most recent calendar quarter (as of the end of the month for stock, bond, and balanced index portfolios). This list is generally updated within 30 calendar days after the end of the calendar quarter (15 calendar days after the end of the month for stock, bond, and balanced index funds). For the Money Market Portfolio, a detailed list of the securities held by the Portfolio as of the last business day of the most recent month is updated within five business days after the end of the month. This list will remain available online for at least six months after the initial posting. Except with respect to the Money Market Portfolio, Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Portfolio. We also generally post on our website at vanguard.com, in the Overview section of the Profile page for the Portfolio the ten largest stock portfolio holdings of the Portfolio as of the end of the most recent month. This list is generally updated ten business days after the end of the month. Additionally, in the Portfolio section of the Profile page for the Portfolio (under Holdings Details) we generally post the ten largest stock portfolio holdings of the Portfolio and the percentage of the Portfolio’s total assets that each of these holdings represents, as of the end of the most recent calendar quarter. This list is generally updated within 15 calendar days after the end of the calendar quarter, except for Vanguard index funds (15 days after the end of the month). Please consult the Vanguard Variable Insurance Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

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Glossary of Investment Terms

Capital Gains Distribution. Payment to portfolio shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company’s profits, some of which may be paid out as dividends.

Dividend Distribution. Payment to portfolio shareholders of income from interest or dividends generated by a portfolio’s investments.

Expense Ratio. A portfolio’s total annual operating expenses expressed as a percentage of the portfolio’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a portfolio are first invested in accordance with the portfolio’s investment objective. For portfolios with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Median Market Capitalization. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio’s stocks, weighted by the proportion of the portfolio’s assets invested in each stock. Stocks representing half of the portfolio’s assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Principal. The face value of a debt instrument or the amount of money put into an investment.

Securities. Stocks, bonds, money market instruments, and other investments.

Standard & Poor’s 500 Index. An index that is a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies.

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Total Return. A percentage change, over a specified time period, in a portfolio’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a portfolio’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

For More Information

If you would like more information about Vanguard Variable Insurance Fund Capital Growth Portfolio, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Portfolio’s investments is available in Vanguard Variable Insurance Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Portfolio and is incorporated by reference into (and thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit vanguard.com or contact us as follows:

Vanguard Annuity and Insurance Services P.O. Box 2600 Valley Forge, PA 19482-2600 Telephone: 800-522-5555

Text Telephone for people with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC’s website at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

Fund’s Investment Company Act file number: 811-05962

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P 277 092013

Vanguard Variable Insurance Fund

Small Company Growth Portfolio

September 30, 2013

Prospectus

This prospectus contains financial data for the Portfolio through the fiscal period ended June 30, 2013.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Portfolio Summary	1	Financial Highlights	19
More on the Portfolio	6	General Information	22
The Portfolio and Vanguard	13	Glossary of Investment Terms	24
Investment Advisors	14
Taxes	17
Share Price	17

Portfolio Summary

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the table and in the example that follow do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Portfolio through its ownership of shares in other investment companies, such as business development companies. These expenses are similar to the expenses paid by any operating company held by the Portfolio. They are not direct costs paid by Portfolio shareholders and are not used to calculate the Portfolio’s net asset value. They have no impact on the costs associated with portfolio operations.

Annual Portfolio Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.38%
12b-1 Distribution Fee	None
Other Expenses	0.04%
Acquired Fund Fees and Expenses[1]	0.02%
Total Annual Portfolio Operating Expenses[2]	0.44%

1 Acquired Fund Fees and Expenses are not included in the Portfolio’s financial statements, which provide a clearer picture of a portfolio’s actual operating costs.

2 The expense information shown in the table has been restated to reflect estimated amounts for the current fiscal year.

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Example

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio’s shares. This example assumes that the Portfolio provides a return of 5% a year and that total annual portfolio operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$45	$141	$246	$555

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the previous expense example, reduce the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 61%.

Primary Investment Strategies

Under normal circumstances the Portfolio invests at least 80% of its assets primarily in common stocks of small companies. These companies tend to be unseasoned but are considered by the Portfolio’s advisors to have superior growth potential. Also, these companies often provide little or no dividend income. The Portfolio’s 80% policy may be changed only upon 60 days’ notice to shareholders. The Portfolio uses multiple investment advisors.

Primary Risks

An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio is subject to the following risks, which could affect the Portfolio’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

• Investment style risk, which is the chance that returns from small-capitalization growth stocks will trail returns from the overall stock market. Historically, small-cap

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stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

• Manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective. Significant investment in the information technology sector subjects the Portfolio to proportionately higher exposure to the risks of this sector.

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index, which has investment characteristics similar to those of the Portfolio. The Portfolio’s returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio’s returns, the returns would be lower. Keep in mind that the Portfolio’s past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com or by calling Vanguard toll-free at 800-522-5555.

Annual Total Returns — Small Company Growth Portfolio1

1 The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2013, was 17.24%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 21.48% (quarter ended June 30, 2003), and the lowest return for a quarter was –25.40% (quarter ended December 31, 2008).

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Average Annual Total Returns for Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Small Company Growth Portfolio	14.65%	5.26%	9.83%
Russell 2500 Growth Index
(reflects no deduction for fees or expenses)	16.13%	4.07%	10.55%

Investment Advisors
Granahan Investment Management, Inc.

The Vanguard Group, Inc.

Portfolio Managers

John J. Granahan, CFA, co-Founder and Chairman of Granahan. He has co-managed a portion of the Portfolio since its inception in 1996.

Robert F. Granahan, CFA, Vice President of Granahan. He has co-managed a portion of the Portfolio since 2004.

Gary C. Hatton, CFA, co-Founder and Chief Investment Officer of Granahan. He has co-managed a portion of the Portfolio since its inception in 1996.

Jane M. White, co-Founder, President, and Chief Executive Officer of Granahan. She has co-managed a portion of the Portfolio since its inception in 1996.

Michael R. Roach, CFA, Portfolio Manager at Vanguard. He has co-managed a portion of the Portfolio since 2012.

James P. Stetler, Principal of Vanguard. He has managed a portion of the Portfolio since 2008 (co-managed since 2012).

James D. Troyer, CFA, Principal of Vanguard. He has co-managed a portion of the Portfolio since 2012.

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Tax Information

The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Portfolio shares are offered.

Payments to Financial Intermediaries

The Portfolio and its investment advisors do not pay financial intermediaries for sales of Portfolio shares.

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More on the Portfolio

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: Generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [flag] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.

A Note About Vanguard Variable Insurance Fund

The Small Company Growth Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

The Small Company Growth Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio’s investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That’s because you, as a contract owner, pay a proportionate share of the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio’s performance.

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Plain Talk About Business Development Companies and “Acquired Fund Fees
and Expenses”

A portfolio may invest in business development companies (BDCs), a special type of closed-end investment company that tends to invest in small, developing, financially troubled, and often private companies. Like an automaker, retailer, or any other operating company, a BDC incurs expenses such as employee salaries.
These costs are not paid directly by a portfolio that owns shares in a BDC, just as the costs of labor and steel are not paid directly by a portfolio that owns shares in an automaker.

SEC rules nevertheless require that any expenses incurred by a BDC be included in a portfolio’s expense ratio as “Acquired Fund Fees and Expenses.” The expense ratio of a portfolio that holds a BDC will need to overstate what the portfolio actually spends on portfolio management, administrative services, and other shareholder services by an amount equal to these Acquired Fund Fees and
Expenses. The Acquired Fund Fees and Expenses are not included in a portfolio’s financial statements, which provide a clearer picture of a portfolio’s actual operating expenses.

The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Portfolio’s management, may change investment strategies or policies in the interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

Market Exposure

The Portfolio’s investment in small company stocks generally will be within the capitalization range of the companies included in the Russell 2500 Growth Index ($28 million to $9.7 billion, as of December 31, 2012). In the future, the Index’s market-capitalization range may be higher or lower, and the Portfolio’s investments may track another index. Such changes may occur at any time and without notice to Fund shareholders. The Portfolio’s stocks are expected to provide little or no dividend income.

The Portfolio is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

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To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor’s 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

U.S. Stock Market Returns (1926–2012)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.8%
Worst	–43.1	–12.4	–1.4	3.1
Average	11.8	9.8	10.5	11.2

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2012. You can see, for example, that while the average annual return on common stocks for all of the 5-year periods was 9.8%, average annual returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average annual returns reflect past performance of common stocks; you should not regard them as an indication of future returns of either the stock market as a whole or this Portfolio in particular.

Mutual funds that invest in stocks are often classified according to market value or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It’s important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Portfolio as of December 31, 2012, was $1.5 billion.

Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of both. The Small Company Growth Portfolio generally fits into the small-cap growth category.

The Portfolio is subject to investment style risk, which is the chance that returns from small-capitalization growth stocks will trail returns from the overall stock market. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

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Plain Talk About Growth Funds and Value Funds

Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to measures such as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.

Security Selection

The Portfolio uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Portfolio. These advisors employ active management methods, which means that securities are bought and sold according to the advisors’ evaluations about companies, the prices of the securities, and the stock market and the economy in general. Each advisor uses different processes to select securities for its portion of the Portfolio’s assets; however, each is committed to buying stocks of small companies that, in the advisor’s opinion, have strong growth potential. The Portfolio trades stocks aggressively, which may result in higher transaction costs.

Granahan Investment Management, Inc. (Granahan), which manages approximately 69% of the Portfolio’s assets, groups securities into three categories as part of its selection process. The first category, “core growth,” emphasizes companies that have a well-known or established product or service and, as a result, have a proven record of growth and a strong market position. The second category, “pioneers,” is made up of companies that offer unique products or services, technologies that may lead to new products, or expansion into new markets. Granahan judges “pioneer” stocks based on their estimated growth potential compared with market value. The third category, “special situation,” includes companies that lack a record of strong growth but that, in Granahan’s view, are both undervalued in the market and likely to grow in the next few years. “Core growth” stocks generally make up 35% to 70% of the advisor’s share of Portfolio assets, with the other two categories generally at 10% to 35% each.

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The Vanguard Group, Inc. (Vanguard) manages approximately 29% of the Portfolio’s assets by constructing a broadly diversified portfolio of small-cap domestic stocks based on its assessment of the relative return potential of the underlying securities. Vanguard selects securities that it believes offer a good balance between reasonable valuations and attractive earnings growth prospects relative to their small-cap domestic growth peers. Vanguard implements its stock-selection process through the use of quantitative models to evaluate all of the securities in the Portfolio’s benchmark, Russell 2500 Growth Index, while maintaining a risk profile similar to that of the Index.

In addition, Vanguard manages approximately 2% of the Portfolio’s assets by investing in stock index futures, which are a type of derivative, and/or shares of exchange-traded funds (ETFs), including ETF Shares of other Vanguard funds. For more details, see “Other Investment Policies and Risks” .

The Portfolio is subject to manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

Other Investment Policies and Risks

Although the Portfolio typically does not make significant investments in foreign securities, it reserves the right to invest up to 25% of its assets in foreign securities, which may include depositary receipts. Foreign securities may be traded on U.S. or foreign markets. To the extent that the Portfolio owns foreign securities, it is subject to country risk and currency risk. Country risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries. In addition, the prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

The Portfolio may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold, oil, or wheat), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Portfolio to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

The Portfolio may enter into foreign currency exchange forward contracts, which are a type of derivative. A foreign currency exchange forward contract is an agreement to buy or sell a country’s currency at a specific price on a specific date, usually 30, 60, or

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90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Managers of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in currency exchange rates. These contracts, however, would not prevent the Portfolio’s securities from falling in value during foreign market downswings.

Plain Talk About Derivatives

Derivatives can take many forms. Some forms of derivatives, such as exchange-
traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.

Vanguard typically invests a small portion of the Portfolio’s assets in stock index futures, which are a type of derivative, and/or shares of exchange-traded funds (ETFs), including ETF Shares issued by Vanguard stock funds. These stock index futures and ETFs typically provide returns similar to those of common stocks. Vanguard may purchase futures or ETFs when doing so will reduce the Portfolio’s transaction costs or add value because the instruments are favorably priced. Vanguard receives no additional revenue from Portfolio assets invested in ETF Shares of other Vanguard funds. Portfolio assets invested in Vanguard ETF Shares are excluded when allocating to the Portfolio its share of the costs of Vanguard operations.

Cash Management

The Portfolio’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Portfolio bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures

The Portfolio may temporarily depart from its normal investment policies and strategies when an advisor believes that doing so is in the Portfolio’s best interest, so long as the alternative is consistent with the Portfolio’s investment objective. For instance, the Portfolio may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Portfolio’s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Portfolio is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.

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In addition, the Portfolio may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash, commercial paper, or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by an investor engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund investors, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds and short-term bond funds, excluding Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, excluding Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because of a history of frequent trading by the investor or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients’ trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may

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indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Portfolio shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.

See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.

The Portfolio, in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

A mutual fund’s turnover rate is a measure of its trading activity. The Portfolio may sell securities regardless of how long they have been held. The historical turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus. A turnover rate of 100% would occur, for example, if a Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in a fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.

The Portfolio and Vanguard

Vanguard Variable Insurance Fund is a member of The Vanguard Group, a family of more than 180 mutual funds holding assets of approximately $2.2 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

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Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisors

The Portfolio uses a multimanager approach. Each advisor independently manages its assigned portion of the Portfolio’s assets subject to the supervision and oversight of Vanguard and the Fund’s board of trustees. The board of trustees designates the proportion of Portfolio assets to be managed by each advisor and may change these proportions at anytime.

Granahan Investment Management, Inc. (Granahan), 275 Wyman Street, Waltham, MA 02451, and the Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, each provide investment advisory services for the Portfolio.

Granahan, a professional investment advisory firm founded in 1985, is a Massachusetts corporation. Granahan managed approximately $3 billion in assets as of December 31, 2012.

Vanguard, which began operations in 1975, serves as advisor to the Portfolio through its Equity Investment Group. As of December 31, 2012, Vanguard managed approximately $1.7 trillion in assets.

The Portfolio pays Granahan a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The performance adjustment, also paid quarterly, is based on the cumulative total return of the advisor’s portion of the Portfolio relative to that of the Russell 2500 Growth Index over the preceding 36-month period. When the performance adjustment is positive, the Portfolio’s expenses increase; when it is negative, expenses decrease.

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Vanguard provides services to the Portfolio on an at-cost basis.

For the fiscal period ended December 31, 2012, the aggregate advisory fees and expenses represented an effective annual rate of 0.13% of the Portfolio’s net assets, before a performance-based increase of 0.02%.

Under the terms of an SEC exemptive order, the Fund’s board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Portfolio’s advisory arrangements will be communicated to shareholders in writing. In addition, as the Portfolio’s sponsor and overall manager, The Vanguard Group may provide additional investment advisory services to the Portfolio, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing investment advisory agreement be revised.

For a discussion of why the board of trustees approved the Portfolio’s investment advisory arrangements, see the Vanguard Variable Insurance Fund’s most recent semiannual report to shareholders covering the fiscal period ended June 30.

Vanguard’s Equity Investment Group is overseen by:

Mortimer J. Buckley, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard’s Equity Investment and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Mr. Buckley joined Vanguard in 1991 and has held various senior leadership positions with Vanguard. He received his A.B. in economics from Harvard and an M.B.A. from Harvard Business School.

Joseph Brennan, CFA, Principal of Vanguard and head of Vanguard’s Equity Index Group. He has oversight responsibility for all equity index funds managed by the Equity Investment Group. He first joined Vanguard in 1991. He received his B.A. in economics from Fairfield University and an M.S. in finance from Drexel University.

John Ameriks, Ph.D., Principal of Vanguard and head of Vanguard’s Active Equity Group. He has oversight responsibility for all active quantitative equity funds managed by the Equity Investment Group. He joined Vanguard in 2003. He received his A.B. in economics from Stanford University and a Ph.D. in economics from Columbia University.

15

The managers primarily responsible for the day-to-day management of the Portfolio are:

John J. Granahan, CFA, Managing Director and Chairman of Granahan. He has worked in investment management since 1960; has been with Granahan since 1985; and has co-managed a portion of the Small Company Growth Portfolio since its inception in 1996. Education: B.A., St. Joseph’s University; Graduate Fellow of Catholic University of America.

Robert F. Granahan, CFA, Vice President of Granahan. He has worked in investment management and has been with Granahan since 1995 and has co-managed a portion of the Small Company Growth Portfolio since 2004. Education: B.A., Tufts University; M.B.A., New York University.

Gary C. Hatton, CFA, co-Founder and Chief Investment Officer of Granahan. He has worked in investment management since 1982; has been with Granahan since 1985; and has co-managed a portion of the Small Company Growth Portfolio since its inception in 1996. Education: B.S., University of Rhode Island; M.S., University of Wisconsin.

Jane M. White, co-Founder, President, and Chief Executive Officer of Granahan. She has worked in investment management since 1980; has been with Granahan since 1985; and has co-managed a portion of the Small Company Growth Portfolio since its inception in 1996. Education: B.A., Boston University.

Michael R. Roach, CFA, Portfolio Manager. He has been with Vanguard since 1998; has worked in investment management since 2001; and has co-managed a portion of Small Company Growth Portfolio since 2012. Education: B.S., Bloomsburg University; M.S., Drexel University.

James P. Stetler, Principal of Vanguard. He has been with Vanguard since 1982; has worked in investment management since 1996; has managed investment portfolios, since 2003; and has managed a portion of the Small Company Growth Portfolio since 2008 (co-managed since 2012). Education: B.S., Susquehanna University; M.B.A., Saint Joseph’s University.

James D. Troyer, CFA, Principal of Vanguard. He has managed investment portfolios since 1986; has been with Vanguard since 1989; and has co-managed a portion of the Small Company Growth Portfolio since 2012. Education: A.B., Occidental College.

The Fund’s Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of Shares of the Portfolio.

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Taxes

The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that fund your variable annuity or variable life insurance contract. The tax consequences to you of your investment in a Portfolio depend on the provisions of the annuity or life insurance contract through which you invest; please refer to the prospectus of such contract for more information.

The Portfolio intends to operate in such a manner that a separate account investing only in Portfolio shares will result in the variable annuity and variable life insurance contracts supported by that account receiving favorable tax treatment. This favorable treatment means that you will generally not be taxed on Portfolio distributions or proceeds on dispositions of Portfolio shares received by the separate account funding your contract. In order to qualify for this favorable treatment, the insurance company separate accounts that invest in the Portfolios must satisfy certain requirements. If a Portfolio funding your contract does not meet such requirements, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable currently to you. Also, if the IRS were to determine that contract holders have an impermissible level of control over the investments funding their contracts, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable currently to you. Please see the Vanguard Variable Insurance Funds’ Statement of Additional Information for more information.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio’s assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a portfolio’s cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a portfolio are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a portfolio are based on the market value of the shares.

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When a portfolio determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A portfolio also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the portfolio’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement), or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the portfolio’s pricing time or if a security does not trade in the course of a day, and (2) the portfolio holds enough of the security that its price could affect the portfolio’s NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.

The Portfolio’s NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

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Financial Highlights

The following financial highlights table is intended to help you understand the Portfolio’s financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). The information for the six-month period ended June 30, 2013, has not been audited by an independent registered public accounting firm. The information for all periods in the table through December 31, 2012, has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Portfolio’s financial statements—is included in Vanguard Variable Insurance Fund’s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report by visiting vanguard.com or by contacting Vanguard by telephone or mail.

Yields and total returns presented for the Portfolio are net of the Portfolio’s operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

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Plain Talk About How to Read the Financial Highlights Table

The Portfolio began the fiscal period ended June 30, 2013, with a net asset value
(price) of $20.08 per share. During the period, the Portfolio earned $0.047 per share from investment income (interest and dividends) and $3.390 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them.

Shareholders received $1.927 per share in the form of dividend and capital gains distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the period was $21.59, reflecting earnings of
$3.437 per share and distributions of $1.927 per share. This was an increase of
$1.51 per share (from $20.08 at the beginning of the period to $21.59 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 17.62% for the period.

As of June 30, 2013, the Portfolio had approximately $1.1 billion in net assets. For the period, the annualized expense ratio was 0.36% ($3.60 per $1,000 of net assets), and the annualized net investment income amounted to 0.48% of its average net assets. The Portfolio sold and replaced securities valued at an annualized rate of 71% of its net assets.

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Small Company Growth Portfolio
	Six			Year Ended December 31,
Months
Ended
For a Share Outstanding Throughout	June 30,
Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$20.08	$17.89	$17.68	$13.46	$9.78	$18.15
Investment Operations
Net Investment Income	.047	.155	.039	.043	.055	.110
Net Realized and Unrealized Gain (Loss)
on Investments	3.390	2.462	.204	4.226	3.745	(6.820)
Total from Investment Operations	3.437	2.617	.243	4.269	3.800	(6.710)
Distributions
Dividends from Net Investment Income	(.160)	(.045)	(.033)	(.049)	(.120)	(.100)
Distributions from Realized Capital Gains	(1.767)	(.382)	—	—	—	(1.560)
Total Distributions	(1.927)	(.427)	(.033)	(.049)	(.120)	(1.660)
Net Asset Value, End of Period	$21.59	$20.08	$17.89	$17.68	$13.46	$9.78
Total Return	17.62%[1]	14.65%	1.36%	31.79%	39.38% –39.47%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,080	$910	$834	$759	$566	$432
Ratio of Total Expenses to Average
Net Assets[2]	0.36%[3]	0.38%	0.41%	0.41%	0.40%	0.33%
Ratio of Net Investment Income to
Average Net Assets	0.48%[3]	0.78%	0.23%	0.30%	0.43%	0.80%
Portfolio Turnover Rate	71%[3]	61%	59%	62%	60%	94%

1 The reported total return is based on the net asset value per share as of June 30, 2013—rather than as of June 28, 2013, the month’s last business day—because of a significant change in the value of one of the portfolio’s securities (see Note D in the Notes to Financial Statements section of the Portfolio’s semiannual report to shareholders dated June 30, 2013. The total return based on the net asset value per share as of June 28, 2013, was 17.24%.

2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.02%, 0.04%, 0.02%, 0.00%, and (0.03%). Excludes the Acquired Fund Fees and Expenses shown under Annual Portfolio Operating Expenses, which are not direct costs paid by Portfolio shareholders.

3 Annualized.

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General Information

This Portfolio of Vanguard Variable Insurance Fund offers its shares to insurance companies to fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Fund’s board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio’s shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio’s shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.

If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.

The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the Securities and Exchange Commission.

The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

If the board of trustees determines that it would be detrimental to the best interests of the Portfolio’s remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.

For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio’s behalf. The Portfolio will be deemed to have received a purchase or

22

redemption order when an authorized broker, or a broker’s authorized designee, accepts the order in accordance with the Portfolio’s instructions. In most cases, for these categories of investors, a contract owner’s properly transmitted order will be priced at the Portfolio’s next determined NAV after the order is accepted by the authorized broker or the broker’s designee. The contract owner should review the authorized broker’s policies relating to trading in the Vanguard funds.

We generally post on our website at vanguard.com, in the Portfolio section of the Profile page for the Portfolio (under Holdings Details), a detailed list of the securities held by the Portfolio as of the end of the most recent calendar quarter (as of the end of the month for stock, bond, and balanced index portfolios). This list is generally updated within 30 calendar days after the end of the calendar quarter (15 calendar days after the end of the month for stock, bond, and balanced index funds). For the Money Market Portfolio, a detailed list of the securities held by the Portfolio as of the last business day of the most recent month is updated within five business days after the end of the month. This list will remain available online for at least six months after the initial posting. Except with respect to the Money Market Portfolio, Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Portfolio. We also generally post on our website at vanguard.com, in the Overview section of the Profile page for the Portfolio the ten largest stock portfolio holdings of the Portfolio as of the end of the most recent month. This list is generally updated ten business days after the end of the month. Additionally, in the Portfolio section of the Profile page for the Portfolio (under Holdings Details) we generally post the ten largest stock portfolio holdings of the Portfolio and the percentage of the Portfolio’s total assets that each of these holdings represents, as of the end of the most recent calendar quarter. This list is generally updated within 15 calendar days after the end of the calendar quarter, except for Vanguard index funds (15 days after the end of the month). Please consult the Vanguard Variable Insurance Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

CFA® is a trademark owned by CFA Institute.

23

Glossary of Investment Terms

Acquired Fund. Any mutual fund, business development company, closed-end investment company, or other pooled investment vehicle whose shares are owned by a portfolio.

Capital Gains Distribution. Payment to portfolio shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company’s profits, some of which may be paid out as dividends.

Dividend Distribution. Payment to portfolio shareholders of income from interest or dividends generated by a portfolio’s investments.

Expense Ratio. A portfolio’s total annual operating expenses expressed as a percentage of the portfolio’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a portfolio are first invested in accordance with the portfolio’s investment objective. For portfolios with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Median Market Capitalization. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio’s stocks, weighted by the proportion of the portfolio’s assets invested in each stock. Stocks representing half of the portfolio’s assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Principal. The face value of a debt instrument or the amount of money put into an investment.

Russell 2500 Growth Index. An index that measures the performance of those Russell 2500 companies with higher price/book ratios and higher predicted growth rates.

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Securities. Stocks, bonds, money market instruments, and other investments.

Total Return. A percentage change, over a specified time period, in a portfolio’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a portfolio’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

For More Information

If you would like more information about Vanguard Variable Insurance Fund Small Company Growth Portfolio, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Portfolio’s investments is available in Vanguard Variable Insurance Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Portfolio and is incorporated by reference into (and thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit vanguard.com or contact us as follows:

Vanguard Annuity and Insurance Services P.O. Box 2600 Valley Forge, PA 19482-2600 Telephone: 800-522-5555

Text Telephone for people with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC’s website at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

Fund’s Investment Company Act file number: 811-05962

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P 161 092013

Vanguard Variable Insurance Fund

International Portfolio

September 30, 2013

Prospectus

This prospectus contains financial data for the Portfolio through the fiscal period ended June 30, 2013.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Portfolio Summary	1	Financial Highlights	18
More on the Portfolio	5	General Information	21
The Portfolio and Vanguard	13	Glossary of Investment Terms	23
Investment Advisors	14
Taxes	16
Share Price	17

Portfolio Summary

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the table and in the example that follow do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

Annual Portfolio Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.44%
12b-1 Distribution Fee	None
Other Expenses	0.05%
Total Annual Portfolio Operating Expenses	0.49%

Example

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio’s shares. This example assumes that the Portfolio provides a return of 5% a year and that total annual portfolio operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$50	$157	$274	$616

1

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the previous expense example, reduce the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 29%.

Primary Investment Strategies

The Portfolio invests predominantly in the stocks of companies located outside the United States and is expected to diversify its assets across developed and emerging markets in Europe, the Far East, and Latin America. In selecting stocks, the Portfolio’s advisors evaluate foreign markets around the world and choose large-, mid-, and small-capitalization companies considered to have above-average growth potential. The Portfolio uses multiple investment advisors.

Primary Risks

An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio’s share price and total return to fluctuate within a wide range, like the fluctuations of global stock markets. The Portfolio is subject to the following risks, which could affect the Portfolio’s performance:

• Investment style risk, which is the chance that returns from non-U.S. growth stocks, and, to the extent that the Portfolio is invested in them, small- and mid-capitalization stocks, will trail returns from global stock markets. Historically, non-U.S. small- and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the global markets, and they often perform quite differently.

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stocks can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.

• Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Portfolio may invest a large portion of its assets in securities of companies located in any one country or region, including emerging markets, the Portfolio’s performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.

2

• Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Currency risk is especially high in emerging markets.

• Manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of relevant market indexes, which have investment characteristics similar to those of the Portfolio. The Portfolio’s returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio’s returns, the returns would be lower. Keep in mind that the Portfolio’s past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com or by calling Vanguard toll-free at 800-522-5555.

Annual Total Returns — International Portfolio1

1 The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2013, was 0.68%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 27.23% (quarter ended June 30, 2009), and the lowest return for a quarter was –23.31% (quarter ended December 31, 2008).

3

Average Annual Total Returns for Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
International Portfolio	20.14%	–1.12%	10.18%
Comparative Indexes
(reflect no deduction for fees or expenses)
MSCI ACWI ex USA Index Gross	17.39%	–2.44%	10.22%
MSCI EAFE Index	17.32	–3.69	8.21
Spliced International Index	16.83	–4.05	8.01

Investment Advisors

Baillie Gifford Overseas Ltd.

M&G Investment Management Limited

Schroder Investment Management North America Inc.

Portfolio Managers

James K. Anderson, Partner of Baillie Gifford & Co. (the 100% owner of Baillie Gifford Overseas Ltd.) and Head of Global Equities. He has managed a portion of the Portfolio since 2003 (co-managed since 2013).

Kave Sigaroudinia, Partner of Baillie Gifford & Co. (the 100% owner of Baillie Gifford Overseas Ltd.). He has co-managed a portion of the Portfolio since 2013.

Greg Aldridge, Portfolio Manager at M&G. He has managed a portion of the Portfolio since 2008.

Virginie Maisonneuve, CFA, Head of Schroders’ Global and International Equities. She has co-managed a portion of the Portfolio since 2005.

Simon Webber, CFA, Portfolio Manager of Schroders’ Global and International Equities. He has co-managed a portion of the Portfolio since 2009.

Tax Information

The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Portfolio shares are offered.

4

Payments to Financial Intermediaries

The Portfolio and its investment advisors do not pay financial intermediaries for sales of Portfolio shares.

More on the Portfolio

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: Generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [flag] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.

A Note About Vanguard Variable Insurance Fund

The International Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

The International Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio’s investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That’s because you, as a contract owner, pay a proportionate share of the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio’s performance.

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The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Portfolio’s management, may change investment strategies or policies in the interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

Market Exposure

The Portfolio invests mainly in common stocks of non-U.S. companies that are considered to have above-average potential for growth.

The Portfolio is subject to investment style risk, which is the chance that returns from non-U.S. growth stocks and, to the extent that the Portfolio is invested in them, small- and mid-cap stocks, will trail returns from global stock markets. Historically, non-U.S. small- and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the global markets, and they often perform quite differently.

Mutual funds that invest in stocks can be classified according to market value or market capitalization. These classifications include small-cap, mid-cap, and large-cap. It’s important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Portfolio as of December 31, 2012, was $34 billion.

Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of both. The International Portfolio generally fits into the category of large-cap growth stocks of companies located outside the United States.

Plain Talk About Growth Funds and Value Funds

Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to measures such as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.

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The Portfolio is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stocks can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.

Returns on international stocks can be as volatile as—or more volatile than—returns on U.S. stocks. To illustrate the volatility of international stock market returns for the U.S. dollar-based investor, the following table shows the best, worst, and average annual total returns for international stocks over various periods as measured by the MSCI EAFE Index, a widely used barometer of international stock market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

International Stock Market Returns (1970–2012)
	1 Year	5 Years	10 Years	20 Years
Best	69.4%	36.1%	22.0%	15.5%
Worst	–43.4	–4.7	0.8	3.1
Average	11.4	9.7	10.4	10.7

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1970 through 2012. These average annual returns reflect past performance of international stocks; you should not regard them as an indication of future performance of either foreign markets as a whole or the Portfolio in particular.

Because it invests mainly in international stocks, the Portfolio is subject to:

Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Currency risk is especially high in emerging markets.

Conversely, when the U.S. dollar falls in value versus other currencies, returns from international stocks are enhanced, because a given sum in foreign currency translates into more U.S. dollars.

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The Portfolio is also subject to:

Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries. Because the Portfolio may invest a large portion of its assets in securities of companies located in any one country or region, including emerging markets, its performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.

International investing involves other risks and considerations, including differences in accounting, auditing, and financial reporting standards and practices; generally higher costs for trading securities; foreign withholding taxes payable on the Portfolio’s securities, which can reduce dividend income available to distribute to shareholders; and adverse changes in regulatory or legal climates.

Plain Talk About International Investing

U.S. investors who invest abroad will encounter risks not typically associated with U.S. companies because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies are not subject to the same accounting, auditing, and financial-reporting standards and practices as
U.S. companies, and their stocks may not be as liquid as those of similar U.S.
firms. In addition, foreign stock exchanges, brokers, and companies may be subject to less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.

Security Selection

The Portfolio uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Portfolio. Each advisor employs active investment management methods, which means that securities are bought and sold according to the advisors’ evaluations of companies and their financial prospects, the prices of the securities, and the stock market and the economy in general. Each advisor will sell a security when, in the view of the advisor, it is no longer as attractive as an alternative investment.

Baillie Gifford Overseas Ltd (Baillie Gifford), which manages approximately 56% of the Portfolio’s assets, follows an investment approach based on making long-term investments in well-researched and well-managed businesses that the advisor believes enjoy sustainable competitive advantages in their marketplaces. Baillie Gifford uses a fundamental approach to identify quality growth companies. The firm

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considers sustainable earnings and free-cash-flow growth to be critical factors in evaluating a company’s prospects.

Companies are screened first for quality and then for value. Baillie Gifford looks for companies with attractive industry backgrounds, strong competitive positions within those industries, high-quality earnings, and a positive approach toward shareholders. The main fundamental factors considered in this bottom-up analysis are earnings growth, cash-flow growth, profitability, debt and interest coverage, and valuation.

To determine how to allocate its portion of the Portfolio’s assets geographically, Baillie Gifford constantly evaluates economic, market, and political trends worldwide. Among the factors considered are currency exchange rates, growth potential of economies and securities markets, technological developments, and political and social conditions.

Schroder Investment Management North America Inc. (Schroders), which manages approximately 29% of the Portfolio’s assets, seeks high-quality, reasonably priced securities of international companies with strong growth prospects and a sustainable competitive advantage. Schroders believes that in-depth fundamental research incorporating a comprehensive macroeconomic viewpoint is the most reliable means of finding those companies and identifying where their growth is undervalued by the market.

Schroders relies on a team-oriented “matrix approach” to drive research, security selection, and portfolio construction. Initial local research draws on the extensive knowledge of, and recommendations generated by, more than 70 regional analysts located across the globe. The strongest ideas of these local analysts are then overlaid with the global perspective of an international team of global sector specialists and regionally focused managers. In Schroders’ view, this knowledge “matrix” (global sector/regional expertise) provides an optimal framework for identifying strong investment candidates and building high-quality portfolios across multiple regions and sectors. While the input of the team’s Global Sector Specialists is an important source of investment ideas and research, the investment “decision making” for the Portfolio rests with the portfolio managers.

M&G Investment Management Limited (M&G), which manages approximately 12% of the Portfolio’s assets, uses a long-term, bottom-up approach to portfolio management that focuses on quality companies with scarce assets that deliver high returns and exhibit growth potential. Scarce assets can include the traditional tangible assets (such as land and or property), intangible assets (such as a strong brand or reputation), and organizational assets (such as a unique corporate culture). The team seeks to identify companies that fall into three categories: quality—high-quality companies with scarce assets that support sustainable superior returns; growth—companies that use scarce assets to grow faster than their competitors; and

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transforming—companies that are emerging from a heavy investment cycle that will lead to a strong rebound in returns.

The Vanguard Group, Inc. (Vanguard), manages a small portion (approximately 3%) of the Portfolio’s assets to facilitate cash flows to and from the Portfolio’s advisors. Vanguard typically invests its portion of the Portfolio’s assets in stock index futures, and/or shares of exchange-traded funds (ETFs). For more details, see “Other Investment Policies and Risks.”

The Portfolio is subject to manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

Other Investment Policies and Risks

The Portfolio may invest in foreign issuers through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or similar investment vehicles. The Portfolio may also invest in convertible securities.

The Portfolio may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold, oil, or wheat), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Portfolio to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

The Portfolio may enter into foreign currency exchange forward contracts, which are a type of derivative. A foreign currency exchange forward contract is an agreement to buy or sell a country’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Managers of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in currency exchange rates. These contracts, however, would not prevent a Portfolio’s securities from falling in value during foreign market downswings.

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Plain Talk About Derivatives

Derivatives can take many forms. Some forms of derivatives, such as exchange-
traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.

Vanguard typically invests a small portion of the Portfolio’s assets in stock index futures, which are a type of derivative, and/or shares of exchange-traded funds (ETFs), including ETF Shares issued by Vanguard stock funds. These stock index futures and ETFs typically provide returns similar to those of common stocks. Vanguard may purchase futures or ETFs when doing so will reduce the Portfolio’s transaction costs or add value because the instruments are favorably priced. Vanguard receives no additional revenue from Portfolio assets invested in ETF Shares of other Vanguard funds. Portfolio assets invested in ETF Shares are excluded when allocating to the Portfolio its share of the costs of Vanguard operations.

Cash Management

The Portfolio’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Portfolio bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures

The Portfolio may temporarily depart from its normal investment policies and strategies when an advisor believes that doing so is in the Portfolio’s best interest, so long as the alternative is consistent with the Portfolio’s investment objective. For instance, the Portfolio may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Portfolio’s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Portfolio is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.

In addition, the Portfolio may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash, commercial paper, or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In

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doing so, the Portfolio may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by an investor engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund investors, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds and short-term bond funds, excluding Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, excluding Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to Vanguard ETF® Shares because frequent trading in ETF Shares does not disrupt portfolio management or otherwise harm fund investors. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because of a history of frequent trading by the investor or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients’ trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that

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trading activity and take appropriate action, including prohibiting additional purchases of Portfolio shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.

See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.

The Portfolio, in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

A mutual fund’s turnover rate is a measure of its trading activity. The Portfolio may sell securities regardless of how long they have been held. The historical turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus. A turnover rate of 100% would occur, for example, if a Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in a fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.

The Portfolio and Vanguard

Vanguard Variable Insurance Fund is a member of The Vanguard Group, a family of more than 180 mutual funds holding assets of approximately $2.2 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

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Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisors

The Portfolio uses a multimanager approach. Each advisor independently manages its assigned portion of the Portfolio’s assets, subject to the supervision and oversight of Vanguard and the Fund’s board of trustees. The board of trustees designates the proportion of Portfolio assets to be managed by each advisor and may change these proportions at any time.

• Baillie Gifford Overseas Ltd. (Baillie Gifford), Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland; M&G Investment Management Limited (M&G), Laurence Pountney Hill, London, EC4R 0HH, England; and Schroder Investment Management North America Inc. (Schroders), 875 Third Avenue, 22nd Floor, New York, NY 10022-6225 each provide investment advisory services for the Portfolio.

• Baillie Gifford is an investment advisory firm founded in 1983. It is wholly owned by a Scottish investment company, Baillie Gifford & Co., which was founded in 1908. Baillie Gifford & Co. is one of the largest independently owned investment management firms in the United Kingdom and manages money primarily for institutional clients. Baillie Gifford began managing a portion of the Portfolio in 2003. As of December 31, 2012, Baillie Gifford & Co. had assets under management that totaled approximately $138 billion.

• M&G is an advisory firm and wholly owned subsidiary of the Prudential plc. M&G is a company incorporated in the United Kingdom, based in London, England, and is not affiliated in any manner with Prudential Financial, Inc., a company whose principal place of business is in the United States. M&G, a separate business unit within the Prudential Group, launched Great Britain’s first unit trust (mutual fund) in 1931. M&G began managing a portion of the Portfolio in 2008. As of December 31, 2012, M&G managed approximately $369 billion in assets.

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• Schroders is a registered investment advisor that is part of a worldwide group of financial services companies that are wholly owned by Schroders plc. As of December 31, 2012, Schroders plc, together with its affiliated companies, managed approximately $345 billion in assets. Since April 1, 2003, Schroder Investment Management North America Ltd. (Schroder Limited), 31 Gresham Street, London, EC2V 7QA, England, serves as the sub-advisor for the Schroders portion of the Portfolio.

The Portfolio pays each of its investment advisors a base fee plus or minus a performance adjustment. Each base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the Portfolio relative to that of the MSCI ACWI ex USA over the preceding 36-month period. When the performance adjustment is positive, the Portfolio’s expenses increase; when it is negative, expenses decrease.

Schroders pays 59% of its advisory fee to Schroder Limited for providing sub-advisory services.

For the fiscal year ended December 31, 2012, the aggregate advisory fees represented an effective annual rate of 0.15% of the Portfolio’s average net assets, before a performance-based increase of 0.04%.

Under the terms of an SEC exemptive order, the Fund’s board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Portfolio’s advisory arrangements will be communicated to shareholders in writing. In addition, as the Portfolio’s sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Portfolio, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing investment advisory agreement be revised.

For a discussion of why the board of trustees approved the Portfolio’s investment advisory agreements, see the Vanguard Variable Insurance Fund’s most recent semiannual report to shareholders covering the fiscal period ended June 30.

The managers primarily responsible for the day-to-day management of the Portfolio are:

James K. Anderson, Partner of Baillie Gifford & Co. (the 100% owner of Baillie Gifford Overseas Ltd.) and Head of Global Equities. He has managed assets with Baillie Gifford since 1985 and has managed a portion of the Portfolio since 2003 (co-managed since 2013). Education: B.A., University College, Oxford; Diploma, Bologna Center of Johns Hopkins University; M.A., Carleton Ottawa University.

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Kave Sigaroudinia, Partner of Baillie Gifford & Co. (the 100% owner of Baillie Gifford Overseas Ltd.). He has worked in investment management with Baillie Gifford since 1999; has managed investment portfolios since 2001; and has co-managed a portion of the Portfolio since 2013. Education: M.A., University of Edinburgh.

Greg Aldridge, Portfolio Manager at M&G. He has worked in investment with M&G since 2004; has managed investment portfolios since 2007; and has managed a portion of the Portfolio since 2008. Education: M.A., Cambridge University; M.B.A., INSEAD.

Virginie Maisonneuve, CFA, Head of Schroders’ Global and International Equities. She has worked in investment management and has managed assets since 1987; has managed assets for Schroders since 2004; and has co-managed a portion of the Portfolio since 2005. Education: a degree from the People’s University in Beijing, China, and a Diplôme de Grande Ecole de Commerce (equivalent to an M.B.A.) from the ESLSCA in Paris, France.

Simon Webber, CFA, Portfolio Manager of Schroders’ Global and International Equities. He has worked in investment management since 1999; has managed assets for Schroders since 2001; and has co-managed a portion of the Portfolio since 2009. Education: B.Sc. from the University of Manchester.

The Fund’s Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Portfolio.

Taxes

The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that fund your variable annuity or variable life insurance contract. The tax consequences to you of your investment in a Portfolio depend on the provisions of the annuity or life insurance contract through which you invest; please refer to the prospectus of such contract for more information.

The Portfolio intends to operate in such a manner that a separate account investing only in Portfolio shares will result in the variable annuity and variable life insurance contracts supported by that account receiving favorable tax treatment. This favorable treatment means that you will generally not be taxed on Portfolio distributions or proceeds on dispositions of Portfolio shares received by the separate account funding your contract. In order to qualify for this favorable treatment, the insurance company separate accounts that invest in the Portfolios must satisfy certain requirements. If a Portfolio funding your contract does not meet such requirements, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable currently to you. Also, if the IRS were to determine that contract holders

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have an impermissible level of control over the investments funding their contracts, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable currently to you. Please see the Vanguard Variable Insurance Funds’ Statement of Additional Information for more information.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio’s assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a portfolio’s cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a portfolio are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a portfolio are based on the market value of the shares.

When a portfolio determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A portfolio also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the portfolio’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement), or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.

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The Portfolio’s NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

Financial Highlights

The following financial highlights table is intended to help you understand the Portfolio’s financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). The information for the six-month period ended June 30, 2013, has not been audited by an independent registered public accounting firm. The information for all periods in the table through December 31, 2012, has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Portfolio’s financial statements—is included in Vanguard Variable Insurance Fund’s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report by visiting vanguard.com or by contacting Vanguard by telephone or mail.

Yields and total returns presented for the Portfolio are net of the Portfolio’s operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

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Plain Talk About How to Read the Financial Highlights Table

The Portfolio began the fiscal period ended June 30, 2013, with a net asset value
(price) of $18.35 per share. During the period, the Portfolio earned $0.224 per share from investment income (interest and dividends). There was a decline of
$0.094 per share in the value of investments held or sold by the Portfolio, resulting in a net increase of $0.130 per share from investment operations.

Shareholders received $0.280 per share in the form of dividend distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the period was $18.20, reflecting earnings of
$0.130 per share and distributions of $0.280 per share. This was a decrease of
$0.15 per share (from $18.35 at the beginning of the period to $18.20 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 0.68% for the period.

As of June 30, 2013, the Portfolio had approximately $1.9 billion in net assets. For the period, the annualized expense ratio was 0.48% ($4.80 per $1,000 of net assets), and the annualized net investment income amounted to 2.61% of its average net assets. The Portfolio sold and replaced securities valued at an annualized rate of 23% of its net assets.

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International Portfolio
	Six			Year Ended December 31,
	Months
	Ended
For a Share Outstanding Throughout	June 30,
Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$18.35	$15.58	$18.29	$16.05	$11.81	$23.84
Investment Operations
Net Investment Income	.224	.324	.352	.262	.270	.532
Net Realized and Unrealized Gain (Loss)
on Investments	(.094)	2.792	(2.782)	2.239	4.490	(10.352)
Total from Investment Operations	.130	3.116	(2.430)	2.501	4.760	(9.820)
Distributions
Dividends from Net Investment Income	(.280)	(.346)	(.280)	(.261)	(.520)	(.490)
Distributions from Realized Capital Gains	—	—	—	—	—	(1.720)
Total Distributions	(.280)	(.346)	(.280)	(.261)	(.520)	(2.210)
Net Asset Value, End of Period	$18.20	$18.35	$15.58	$18.29	$16.05	$11.81
Total Return	0.68%	20.14% –13.54%		15.79%	42.57% –44.87%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,858	$1,754	$1,507	$1,789	$1,627	$1,114
Ratio of Total Expenses to Average
Net Assets[1]	0.48%[2]	0.49%	0.51%	0.51%	0.52%	0.46%
Ratio of Net Investment Income to
Average Net Assets	2.61%[2]	1.89%	1.97%	1.59%	1.99%	2.90%
Portfolio Turnover Rate	23%[2]	29%	33%	40%	41%	59%

1 Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.04%, 0.04%, 0.04%, 0.04%, and 0.03%.

2 Annualized.

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General Information

This Portfolio of Vanguard Variable Insurance Fund offers its shares to insurance companies to fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Fund’s board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio’s shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio’s shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.

If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.

The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the Securities and Exchange Commission.

The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

If the board of trustees determines that it would be detrimental to the best interests of the Portfolio’s remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.

For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio’s behalf. The Portfolio will be deemed to have received a purchase or

21

redemption order when an authorized broker, or a broker’s authorized designee, accepts the order in accordance with the Portfolio’s instructions. In most cases, for these categories of investors, a contract owner’s properly transmitted order will be priced at the Portfolio’s next determined NAV after the order is accepted by the authorized broker or the broker’s designee. The contract owner should review the authorized broker’s policies relating to trading in the Vanguard funds.

We generally post on our website at vanguard.com, in the Portfolio section of the Profile page for the Portfolio (under Holdings Details), a detailed list of the securities held by the Portfolio as of the end of the most recent calendar quarter (as of the end of the month for stock, bond, and balanced index portfolios). This list is generally updated within 30 calendar days after the end of the calendar quarter (15 calendar days after the end of the month for stock, bond, and balanced index funds). For the Money Market Portfolio, a detailed list of the securities held by the Portfolio as of the last business day of the most recent month is updated within five business days after the end of the month. This list will remain available online for at least six months after the initial posting. Except with respect to the Money Market Portfolio, Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Portfolio. We also generally post on our website at vanguard.com, in the Overview section of the Profile page for the Portfolio the ten largest stock portfolio holdings of the Portfolio as of the end of the most recent month. This list is generally updated ten business days after the end of the month. Additionally, in the Portfolio section of the Profile page for the Portfolio (under Holdings Details) we generally post the ten largest stock portfolio holdings of the Portfolio and the percentage of the Portfolio’s total assets that each of these holdings represents, as of the end of the most recent calendar quarter. This list is generally updated within 15 calendar days after the end of the calendar quarter, except for Vanguard index funds (15 days after the end of the month). Please consult the Vanguard Variable Insurance Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

CFA® is a trademark owned by CFA Institute.

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Glossary of Investment Terms

Capital Gains Distribution. Payment to portfolio shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company’s profits, some of which may be paid out as dividends.

Dividend Distribution. Payment to portfolio shareholders of income from interest or dividends generated by a portfolio’s investments.

Expense Ratio. A portfolio’s total annual operating expenses expressed as a percentage of the portfolio’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a portfolio are first invested in accordance with the portfolio’s investment objective. For portfolios with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Median Market Capitalization. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio’s stocks, weighted by the proportion of the portfolio’s assets invested in each stock. Stocks representing half of the portfolio’s assets have market capitalizations above the median, and the rest are below it.

MSCI ACWI ex USA Index. An index that tracks stock markets in countries included in the MSCI EAFE Index plus Canada and a number of emerging markets, but excluding the U.S.

MSCI EAFE Index. An index that tracks more than 1,000 stocks from more than 20 developed markets in Europe and the Pacific Rim.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Securities. Stocks, bonds, money market instruments, and other investments.

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Spliced International Index. An index that reflects performance of the MSCI EAFE Index through May 31, 2010, and performance of the MSCI ACWI ex USA Index thereafter.

Total Return. A percentage change, over a specified time period, in a portfolio’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a portfolio’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

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P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

For More Information

If you would like more information about Vanguard Variable Insurance Fund International Portfolio, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Portfolio’s investments is available in Vanguard Variable Insurance Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Portfolio and is incorporated by reference into (and thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit vanguard.com or contact us as follows:

Vanguard Annuity and Insurance Services P.O. Box 2600 Valley Forge, PA 19482-2600 Telephone: 800-522-5555

Text Telephone for people with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC’s website at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

Fund’s Investment Company Act file number: 811-05962

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P 110 092013

Vanguard Variable Insurance Fund

REIT Index Portfolio

September 30, 2013

Prospectus

This prospectus contains financial data for the Portfolio through the fiscal period ended June 30, 2013.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Portfolio Summary	1	Financial Highlights	16
More on the Portfolio	5	General Information	19
The Portfolio and Vanguard	12	Glossary of Investment Terms	22
Investment Advisor	13
Taxes	14
Share Price	15

Portfolio Summary

Investment Objective

The Portfolio seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the table and in the example that follow do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

Annual Portfolio Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.25%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Portfolio Operating Expenses	0.28%

Example

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio’s shares. This example assumes that the Portfolio provides a return of 5% a year and that total annual portfolio operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$29	$90	$157	$356

1

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the previous expense example, reduce the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 8%.

Primary Investment Strategies

The Portfolio employs an indexing investment approach designed to track the performance of the MSCI US REIT Index. The Index is composed of stocks of publicly traded equity real estate investment trusts (known as REITs). The Portfolio attempts to replicate the Index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Primary Risks

An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio is subject to the following risks, which could affect the Portfolio’s performance:

• Industry concentration risk, which is the chance that the stocks of REITs will decline because of adverse developments affecting the real estate industry and real property values. Because the Portfolio concentrates its assets in REIT stocks, industry concentration risk is high.

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Portfolio’s target index may, at times, become focused in stocks of a limited number of companies, which could cause the Portfolio to underperform the overall stock market.

• Interest rate risk, which is the chance that REIT stock prices overall will decline because of rising interest rates. Interest rate risk should be high for the Portfolio.

• Investment style risk, which is the chance that returns from REIT stocks—which typically are small- or mid-capitalization stocks—will trail returns from the overall stock market. Historically, REIT stocks have performed quite differently from the overall market.

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

2

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index and other comparative indexes, which have investment characteristics similar to those of the Portfolio. The Portfolio’s returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio’s returns, the returns would be lower. Keep in mind that the Portfolio’s past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com or by calling Vanguard toll-free at 800-522-5555.

Annual Total Returns — REIT Index Portfolio1

1 The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2013, was 6.30%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 34.45% (quarter ended September 30, 2009), and the lowest return for a quarter was –38.26% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
REIT Index Portfolio	17.46%	5.77%	11.41%
Comparative Indexes
(reflect no deduction for fees or expenses)
MSCI US REIT Index	17.77%	5.58%	11.58%
Dow Jones U.S. Total Stock Market Float Adjusted Index	16.38	2.21	7.95
REIT Spliced Index	17.77	5.94	11.63

3

Investment Advisor
The Vanguard Group, Inc.

Portfolio Manager

Gerard C. O’Reilly, Principal of Vanguard. He has managed the Portfolio since its inception in 1999.

Tax Information

The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Portfolio shares are offered.

Payments to Financial Intermediaries

The Portfolio and its investment advisor do not pay financial intermediaries for sales of Portfolio shares.

4

More on the Portfolio

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: Generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [flag] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.

A Note About Vanguard Variable Insurance Fund

The REIT Index Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

The REIT Index Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio’s investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That’s because you, as a contract owner, pay a proportionate share of the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio’s performance.

The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Portfolio’s management, may change investment strategies or policies in the interests of shareholders without a shareholder vote, unless those strategies or

5

policies are designated as fundamental. Under normal circumstances, the Portfolio will invest at least 80% of its assets in stocks that make up its target index. This policy may be changed only upon 60 days’ notice to shareholders.

Market Exposure

The Portfolio invests in stocks of publicly traded equity real restate investment trusts.

The Portfolio is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Portfolio’s target index may, at times, become focused in stocks of a limited number of companies, which could cause the Portfolio to underperform the overall stock market.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor’s 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

U.S. Stock Market Returns (1926–2012)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.8%
Worst	–43.1	–12.4	–1.4	3.1
Average	11.8	9.8	10.5	11.2

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2012. You can see, for example, that while the average annual return on common stocks for all of the 5-year periods was 9.8%, average annual returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average annual returns reflect past performance of common stocks; you should not regard them as an indication of future returns of either the stock market as a whole or this Portfolio in particular.

Mutual funds that invest in stocks are often classified according to market value or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It’s important to understand that, for both companies and stock funds, market- capitalization ranges change over time. Also, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Portfolio as of December 31, 2012, was $8.3 billion.

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Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of both. The REIT Index Portfolio generally fits into the small-cap value category.

The Portfolio is subject to investment style risk, which is the chance that returns from REIT stocks—which typically are small- or mid-capitalization stocks—will trail returns from the overall stock market. Historically, small- and mid-cap stocks have performed quite differently from the overall market.

Security Selection

The Portfolio uses an indexing investment approach. The Portfolio attempts to replicate the MSCI US REIT Index by investing all, or substantially all of its assets in the stocks that make up the Index.

Plain Talk About REITs

Rather than directly owning properties—which can be costly and difficult to convert into cash when needed—some investors buy shares in a company that owns and manages real estate. Such a company is known as a real estate investment trust, or REIT. Unlike corporations, REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. To qualify, a REIT must distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages, and sales of property. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties. REITs also offer the potential for higher income than an investment in common stocks would provide. As with any investment in real estate, however, a REIT’s performance depends on several factors, such as the company’s ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. That said, returns from REITs may not correspond to returns from direct property ownership.

The Portfolio holds each stock contained in the MSCI US REIT Index in approximately the same proportion as its weighting in the Index. For example, if 5% of the MSCI US REIT Index were made up of the stock of a specific REIT, the Portfolio would invest 5% of its assets in that stock.

7

Because it invests in stocks of REITs, the Portfolio is subject to several risks in addition to the risk of a general decline in the stock market. These risks include:

Industry concentration risk, which is the chance that the stocks of REITs will decline because of adverse developments affecting the real estate industry and real property values. Because the Portfolio concentrates its assets in REIT stocks, industry concentration risk is high.

Interest rate risk, which is the chance that REIT stock prices overall will decline because of rising interest rates. Interest rate risk should be high for the Portfolio.

Plain Talk About Types of REITs

An equity REIT owns properties directly. Equity REITs generate income from rental and lease payments, and they offer the potential for growth from property appreciation as well as occasional capital gains from the sale of property. A mortgage REIT makes loans to commercial real estate developers. Mortgage REITs earn interest income and are subject to credit risk (that is, the chance that a developer will fail to repay a loan). A hybrid REIT holds properties and mortgages.
The Portfolio invests in equity REITs only, and not in other types of REITs.

Because of its emphasis on REIT stocks, the Portfolio’s performance may at times be linked to the ups and downs of the real estate market. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the nation as well as different regions, and the strength of specific industries that rent properties. Ultimately, an individual REIT’s performance depends on the types and locations of the properties it owns and on how well the REIT manages its properties. For instance, rental income could decline because of extensive vacancies, increased competition from nearby properties, tenants’ failure to pay rent, or incompetent management. Property values could decrease because of overbuilding in the area, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses because of casualty or condemnation, increases in property taxes, or changes in zoning laws. Loss of IRS status as a qualified REIT may also affect an individual REIT’s performance.

The MSCI US REIT Index is made up of stocks of publicly traded equity REITs that meet certain criteria. For example, to be included in the Index, a REIT must meet a market capitalization threshold and have enough shares and trading volume to be considered liquid. In line with the Index, the Portfolio invests in equity REITs only.

As of December 31, 2012, 117 equity REITS were included in the Index. The Index is rebalanced quarterly, except when a merger, acquisition, or similar corporate action

8

dictates same-day rebalancing. On a quarterly basis, current stocks are tested for continued compliance with the guidelines of the Index. A REIT may be removed from the Index because of a decline in market capitalization, because it becomes illiquid, or because of other changes in its status. REITs in the MSCI US REIT Index tend to be small- and mid-capitalization stocks. Like small- and mid-cap stocks in general, REIT stocks can be more volatile than the large-cap stocks that dominate the overall stock market. REIT stocks tend to have a significant amount of dividend income to soften the impact of this volatility. However, the Portfolio is subject to additional risk because of the concentration in the real estate sector. This focus on a single sector may result in more risk than that for a more diversified multisector portfolio.

Stocks in the MSCI US REIT Index represent a broadly diversified range of property types. The makeup of the Portfolio, as of December 31, 2012, was as follows.

Portfolio Allocation by
REIT type	Percentage of Portfolio
Specialized	28.5%
Retail	27.1
Residential	17.7
Office	14.1
Diversified	7.6
Industrial	5.0

Other Investment Policies and Risks

The Portfolio reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Portfolio’s agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

The Portfolio may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up the index it tracks.

The Portfolio may invest in derivatives. In general, derivatives may involve risks different from, and possibly greater than, those of the Portfolio’s other investments

Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold, oil, or wheat), or a market index (such as the S&P 500 Index). The Portfolio may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Fund as

9

disclosed in this prospectus. In particular, derivatives will be used only when they may help the advisors:

• Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment;

• Obtain economic exposure to a stock, a basket of stocks, or an index when deemed desirable; or

• Add value when these instruments are attractively priced.

The market for many derivatives is, or suddenly can become, illiquid, which may result in significant, rapid, and unpredictable changes in the prices for derivatives.

The Portfolio’s use of a derivative subjects it to the risk of non-performance by the counterparty, potentially resulting in delayed or partial payment or even non-payment of amounts due under the derivative contract. The Portfolio attempts to mitigate this risk by requiring the posting of collateral by its counterparty.

The Portfolio’s derivative investments may include total return swaps or other derivatives.

Plain Talk About Derivatives

Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.

Cash Management

The Portfolio’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Portfolio bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures

The Portfolio may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Portfolio’s best interest, so long as the alternative is consistent with the Portfolio’s investment objective. For instance, the Portfolio may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Portfolio’s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Portfolio receives large cash flows that it cannot prudently invest immediately.

10

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by an investor engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund investors, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds and short-term bond funds, excluding Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, excluding Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because of a history of frequent trading by the investor.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients’ trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Portfolio shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.

11

See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.

The Portfolio, in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

A mutual fund’s turnover rate is a measure of its trading activity. Generally, an index fund sells securities in response to redemption requests or to changes in the composition of its target index. The Portfolio may sell securities regardless of how long they have been held. The historical turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus. A turnover rate of 100% would occur, for example, if a Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in a fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.

The Portfolio and Vanguard

Vanguard Variable Insurance Fund is a member of The Vanguard Group, a family of more than 180 mutual funds holding assets of approximately $2.2 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

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Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, provides investment advisory services on an at-cost basis to the Portfolio. As of December 31, 2012, Vanguard managed approximately $1.7 trillion in assets.

For the fiscal year ended December 31, 2012, the Portfolio’s advisory expenses represented an effective annual rate of 0.01% of the Portfolio’s average net assets.

For a discussion of why the board of trustees approved the Portfolio’s investment advisory arrangement, see the Vanguard Variable Insurance Fund’s most recent semiannual report to shareholders covering the fiscal period ended June 30.

Vanguard’s Equity Investment Group is overseen by:

Mortimer J. Buckley, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard’s Equity Investment and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Mr. Buckley joined Vanguard in 1991 and has held various senior leadership positions with Vanguard. He received his A.B. in economics from Harvard and an M.B.A. from Harvard Business School.

Joseph Brennan, CFA, Principal of Vanguard and head of Vanguard’s Equity Index Group. He has oversight responsibility for all equity index funds managed by the Equity Investment Group. He first joined Vanguard in 1991. He received his B.A. in economics from Fairfield University and an M.S. in finance from Drexel University.

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John Ameriks, Ph.D., Principal of Vanguard and head of Vanguard’s Active Equity Group. He has oversight responsibility for all active quantitative equity funds managed by the Equity Investment Group. He joined Vanguard in 2003. He received his A.B. in economics from Stanford University and a Ph.D. in economics from Columbia University.

The manager primarily responsible for the day-to-day management of the Portfolio is:

Gerard C. O’Reilly, Principal of Vanguard. He has been with Vanguard since 1992; has managed investment portfolios since 1994; and has managed the REIT Index Portfolio since its inception in 1999. Education: B.S., Villanova University.

The Fund’s Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Portfolio.

Taxes

The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that fund your variable annuity or variable life insurance contract. The tax consequences to you of your investment in a Portfolio depend on the provisions of the annuity or life insurance contract through which you invest; please refer to the prospectus of such contract for more information.

The Portfolio intends to operate in such a manner that a separate account investing only in Portfolio shares will result in the variable annuity and variable life insurance contracts supported by that account receiving favorable tax treatment. This favorable treatment means that you will generally not be taxed on Portfolio distributions or proceeds on dispositions of Portfolio shares received by the separate account funding your contract. In order to qualify for this favorable treatment, the insurance company separate accounts that invest in the Portfolios must satisfy certain requirements. If a Portfolio funding your contract does not meet such requirements, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable currently to you. Also, if the IRS were to determine that contract holders have an impermissible level of control over the investments funding their contracts, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable currently to you. Please see the Vanguard Variable Insurance Funds’ Statement of Additional Information for more information.

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Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio’s assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a portfolio’s cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a portfolio are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a portfolio are based on the market value of the shares.

When a portfolio determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A portfolio also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the portfolio’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement), or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the portfolio’s pricing time or if a security does not trade in the course of a day, and (2) the portfolio holds enough of the security that its price could affect the portfolio’s NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.

The Portfolio’s NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

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Financial Highlights

The following financial highlights table is intended to help you understand the Portfolio’s financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). The information for the six-month period ended June 30, 2013, has not been audited by an independent registered public accounting firm. The information for all periods in the table through December 31, 2012, has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Portfolio’s financial statements—is included in Vanguard Variable Insurance Fund’s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report by visiting vanguard.com or by contacting Vanguard by telephone or mail.

Yields and total returns presented for the Portfolio are net of the Portfolio’s operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

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Plain Talk About How to Read the Financial Highlights Table

The Portfolio began the fiscal period ended June 30, 2013, with a net asset value
(price) of $12.12 per share. During the period, the Portfolio earned $0.147 per share from investment income (interest and dividends) and $0.623 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them.

Shareholders received $0.560 per share in the form of dividend and capital gains distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the period was $12.33, reflecting earnings of
$0.770 per share and distributions of $0.560 per share. This was an increase of
$0.21 per share (from $12.12 at the beginning of the period to $12.33 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 6.30% for the period.

As of June 30, 2013, the Portfolio had approximately $708 million in net assets.
For the period, the annualized expense ratio was 0.27% ($2.70 per $1,000 of net assets), and the annualized net investment income amounted to 2.49% of its average net assets. The Portfolio sold and replaced securities valued at an annualized rate of 15% of its net assets.

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REIT Index Portfolio
	Six			Year Ended December 31,
Months
Ended
For a Share Outstanding Throughout	June 30,
Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$12.12	$10.90	$10.35	$8.30	$7.65	$18.92
Investment Operations
Net Investment Income	.147	.264	.231	.198	.267	.392[1]
Net Realized and Unrealized Gain (Loss)
on Investments	.623	1.594	.634	2.108	1.247	(5.032)
Total from Investment Operations	.770	1.858	.865	2.306	1.514	(4.640)
Distributions
Dividends from Net Investment Income	(.255)	(.233)	(.185)	(.256)	(.370)	(.590)
Distributions from Realized Capital Gains	(.305)	(.405)	(.130)	—	(.494)	(6.040)
Total Distributions	(.560)	(.638)	(.315)	(.256)	(.864)	(6.630)
Net Asset Value, End of Period	$12.33	$12.12	$10.90	$10.35	$8.30	$7.65
Total Return	6.30%	17.46%	8.44%	28.25%	29.14%	–37.25%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$708	$644	$516	$466	$339	$263
Ratio of Total Expenses to Average
Net Assets	0.27%[2]	0.28%	0.28%	0.30%	0.31%	0.30%
Ratio of Net Investment Income to
Average Net Assets	2.49%[2]	2.36%	2.21%	2.23%	4.04%	3.24%
Portfolio Turnover Rate	15%[2]	8%	13%	17%	19%	15%
1 Calculated based on average shares outstanding.
2 Annualized.

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General Information

This Portfolio of Vanguard Variable Insurance Fund offers its shares to insurance companies to fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Fund’s board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio’s shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio’s shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.

If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.

The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the Securities and Exchange Commission.

The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

If the board of trustees determines that it would be detrimental to the best interests of the Portfolio’s remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.

For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio’s behalf. The Portfolio will be deemed to have received a purchase or

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redemption order when an authorized broker, or a broker’s authorized designee, accepts the order in accordance with the Portfolio’s instructions. In most cases, for these categories of investors, a contract owner’s properly transmitted order will be priced at the Portfolio’s next determined NAV after the order is accepted by the authorized broker or the broker’s designee. The contract owner should review the authorized broker’s policies relating to trading in the Vanguard funds.

We generally post on our website at vanguard.com, in the Portfolio section of the Profile page for the Portfolio (under Holdings Details), a detailed list of the securities held by the Portfolio as of the end of the most recent calendar quarter (as of the end of the month for stock, bond, and balanced index portfolios). This list is generally updated within 30 calendar days after the end of the calendar quarter (15 calendar days after the end of the month for stock, bond, and balanced index funds). For the Money Market Portfolio, a detailed list of the securities held by the Portfolio as of the last business day of the most recent month is updated within five business days after the end of the month. This list will remain available online for at least six months after the initial posting. Except with respect to the Money Market Portfolio, Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Portfolio. We also generally post on our website at vanguard.com, in the Overview section of the Profile page for the Portfolio the ten largest stock portfolio holdings of the Portfolio as of the end of the most recent month. This list is generally updated ten business days after the end of the month. Additionally, in the Portfolio section of the Profile page for the Portfolio (under Holdings Details) we generally post the ten largest stock portfolio holdings of the Portfolio and the percentage of the Portfolio’s total assets that each of these holdings represents, as of the end of the most recent calendar quarter. This list is generally updated within 15 calendar days after the end of the calendar quarter, except for Vanguard index funds (15 days after the end of the month). Please consult the Vanguard Variable Insurance Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

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CFA® is a trademark owned by CFA Institute.

THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS DIRECT OR INDIRECT INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THIS FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNER OF THIS FUND. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THIS FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THIS FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

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Glossary of Investment Terms

Active Management. An investment approach that seeks to exceed the average returns of a particular financial market or market segment. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Capital Gains Distribution. Payment to portfolio shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company’s profits, some of which may be paid out as dividends.

Cost Basis. The adjusted cost of an investment, used to determine a capital gain or loss for tax purposes.

Distributions. Payments to portfolio shareholders of dividend income, capital gains, and return of capital generated by the portfolio’s investment activities and distribution policies, after expenses.

Dividend Distribution. Payment to portfolio shareholders of income from interest or dividends generated by a portfolio’s investments.

Dow Jones U.S. Total Stock Market Float Adjusted Index. An index that represents the entire U.S. stock market and tracks more than 5,000 stocks, excluding shares of securities not available for public trading.

Expense Ratio. A portfolio’s total annual operating expenses expressed as a percentage of the portfolio’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a portfolio are first invested in accordance with the portfolio’s investment objective. For portfolios with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark or “index.”

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Liquidity. The degree of a security’s marketability (that is, how quickly the security can be sold at a fair price and converted to cash).

Median Market Capitalization. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio’s stocks, weighted by the proportion of the portfolio’s assets invested in each stock. Stocks representing half of the portfolio’s assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

MSCI US REIT Index. An index that represents approximately 85% of the U.S. real estate investment trust market.

Real Estate Investment Trust (REIT). A company that owns and manages a group of properties, mortgages, or both.

REIT Spliced Index. An index that reflects performance of the MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009, and performance of the MSCI US REIT Index thereafter.

Securities. Stocks, bonds, money market instruments, and other investments.

Total Return. A percentage change, over a specified time period, in a portfolio’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a portfolio’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

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P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

For More Information

If you would like more information about Vanguard Variable Insurance Fund REIT Index Portfolio, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Portfolio’s investments is available in Vanguard Variable Insurance Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Portfolio and is incorporated by reference into (and thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit vanguard.com or contact us as follows:

Vanguard Annuity and Insurance Services P.O. Box 2600 Valley Forge, PA 19482-2600 Telephone: 800-522-5555

Text Telephone for people with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC’s website at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

Fund’s Investment Company Act file number: 811-05962

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P 349 092013